LARGE CAP VALUE EQUITY PORTFOLIO

              (A series of The Rodney Square Strategic Equity Fund)

                                                              October 13, 1999

Dear Large Cap Value Equity Portfolio Shareholder:

                  The attached proxy materials describe a proposal that Large Cap Value Equity Portfolio of The Rodney Square Strategic Equity Fund ("Value Equity Portfolio") reorganize and become part of Wilmington Large Cap Value Portfolio of WT Mutual Fund ("Wilmington Value Portfolio"). If the proposal is approved and implemented, each shareholder of Value Equity Portfolio would automatically become a shareholder of Wilmington Value Portfolio.

                  Wilmington Value Portfolio will operate as a "feeder" fund in a "master/feeder" fund structure, which means that Wilmington Value Portfolio will invest all of its assets in a master fund that has an identical investment objective and investment strategy. This arrangement offers the potential for higher asset levels and economies of scale for your fund that could reduce total operating expenses over time. Taking into account fee waivers and expense reimbursements by the investment adviser, Wilmington Value Portfolio's maximum total operating expenses after the reorganization will not exceed the current maximum total operating expenses of Value Equity Portfolio after waivers and reimbursements.

                  WILMINGTON VALUE PORTFOLIO HAS AN IDENTICAL INVESTMENT OBJECTIVE AND SIMILAR INVESTMENT STRATEGIES AND INVESTMENT RISKS AS VALUE EQUITY PORTFOLIO, HOWEVER THE REORGANIZATION WOULD RESULT IN A CHANGE IN THE INVESTMENT ADVISER MANAGING YOUR FUND. Following the reorganization, you will have access to substantially identical shareholder servicing arrangements with Wilmington Value Portfolio as you currently have with Value Equity Portfolio. Additionally, the reorganization offers you the opportunity to become part of a larger and more diverse family of funds. You will be able to exchange your shares among many of those funds, which may be useful if you wish to change your asset allocations. The attached proxy materials provide more information about the proposed reorganization.

                  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO APPROVE THE PROPOSED REORGANIZATION.

                  Your vote is important no matter how many shares you own. Voting your shares early will permit Value Equity Portfolio to avoid costly follow-up mail and telephone solicitations. After reviewing the attached materials, please complete, date and sign your proxy ballot and mail it in the enclosed return envelope today.

                                      Very truly yours,

                                      Robert J. Christian
                                      President
                                      The Rodney Square Strategic Equity Fund

              WHAT YOU SHOULD KNOW ABOUT THIS PROPOSED FUND MERGER




Wilmington Trust Company ("WTC") and the Board of Trustees of The Rodney Square Strategic Equity Fund encourage you to read the enclosed proxy statement carefully. The following is a brief overview of the key issues.

WHY IS THE FUND HOLDING A SPECIAL SHAREHOLDERS MEETING?

The main reason for the meeting is so that shareholders of Value Equity Portfolio can decide whether or not to merge their fund into Wilmington Value Portfolio (each a "Fund"). If shareholders decide in favor of the proposal, you will become a holder of Institutional class shares of Wilmington Value Portfolio.

WHAT ARE THE ADVANTAGES OF MERGING THE FUNDS?

The potential advantages of the reorganization are as follows:

[BULLET] The master/feeder fund structure of Wilmington Value Portfolio provides an opportunity for operating efficiencies. Management will seek to attract other institutional investors as feeder funds and to access additional distribution channels. This could lead to further reductions in total operating expenses through economies of scale.

[BULLET] These lower costs may lead to stronger performance, since total return to a fund's shareholders is net of fund expenses.

[BULLET] The reorganization is part of a plan to create a comprehensive family of funds that will offer a wide variety of investment styles. WTC and its affiliates are seeking to unify and streamline the operations of a number of different mutual funds which they advise and to create an efficient fund distribution system.

The potential benefits and possible disadvantages are explained in more detail in the enclosed proxy statement.

HOW ARE THESE TWO FUNDS ALIKE?

The investment goals, principal investment strategies and investment risks of the Funds are substantially identical. Both Funds seek to achieve long-term capital appreciation by investing in a diversified portfolio of U.S. equity (or related) securities of large capitalization companies that the Funds's advisers believe are undervalued. Both Funds are subject to substantially similar investment limitations. Although the Funds have different investment advisers, the Funds employ the same administrator, independent auditor, legal counsel and transfer agent.

WHAT HAPPENS IF SHAREHOLDERS DECIDE IN FAVOR OF A MERGER?

The effective date of the reorganization would be as of the close of business on October 29, 1999 or as soon as possible thereafter. Shareholders will receive full and fractional Institutional class shares of

Wilmington Value Portfolio equal in value to the shares of Value Equity Portfolio that they owned on the closing date.

IF THE FUNDS MERGE, WILL THERE BE TAX CONSEQUENCES FOR ME?

The Funds will receive, as a condition of closing, an opinion of tax counsel that the reorganization will not create taxable income to the Funds. The opinion will also state that you will not recognize any gain or loss on your exchange of the Value Equity Portfolio Shares solely for shares in Wilmington Value Portfolio.

However, you should consult your own tax advisor regarding any possible effect a reorganization might have on you, given your personal circumstances - particularly regarding state and local taxes.

WHO WILL PAY FOR THIS REORGANIZATION?

The expenses of the reorganization, including legal expenses, printing, packaging and postage, plus the costs of any supplementary solicitation, will be borne by the Funds. However, since WTC currently maintains an expense cap for each Fund, it is anticipated that WTC will ultimately bear the costs of the reorganization.

WHAT DOES VALUE EQUITY PORTFOLIO'S BOARD OF TRUSTEES RECOMMEND?

The Board believes you should vote in favor of the reorganization. More importantly, however, the Trustees recommend that you study the issues involved, call us with any questions, and vote promptly to ensure that a quorum of Value Equity Portfolio shares will be represented at the special shareholders meeting.

WHERE DO I GET MORE INFORMATION ABOUT WILMINGTON VALUE PORTFOLIO?

Please call The Rodney Square Strategic Equity Fund toll-free at 1-800-336-9970.

                        LARGE CAP VALUE EQUITY PORTFOLIO
              (A series of The Rodney Square Strategic Equity Fund)

                               -------------------
                                    NOTICE OF
                         SPECIAL MEETING OF SHAREHOLDERS
                                OCTOBER 29, 1999
                               -------------------


To the Shareholders:

                  A Special Meeting of Shareholders of Large Cap Value Equity Portfolio ("Value Equity Portfolio"), a series of The Rodney Square Strategic Equity Fund, will be held on October 29, 1999, at 10:00 a.m., local time, at the offices of PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809 for the following purposes:

                  1. To approve an Agreement and Plan of Reorganization that provides for (1) the transfer of all the assets of Value Equity Portfolio to Wilmington Large Cap Value Portfolio ("Wilmington Value Portfolio"), a series of WT Mutual Fund, in exchange for shares of equal value of Wilmington Value Portfolio; (2) the distribution of those Wilmington Value Portfolio shares to the shareholders of Value Equity Portfolio; (3) the investment of the assets acquired by Wilmington Value Portfolio in its master fund, WT Large Cap Value Series, in accordance with Wilmington Value Portfolio's master/feeder fund structure; and (4) the dissolution of Value Equity Portfolio, all as described in the accompanying Prospectus/Proxy Statement; and

                  2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

                  You are entitled to vote at the Special Meeting and any adjournment thereof if you owned shares of Value Equity Portfolio at the close of business on September 28, 1999. If you attend the Special Meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY BALLOT IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                      By order of the Board of Trustees,

                                      Gary M. Gardner
                                      Secretary
                                      The Rodney Square Strategic Equity Fund

October 13, 1999
Wilmington, Delaware

                        LARGE CAP VALUE EQUITY PORTFOLIO
              (a series of The Rodney Square Strategic Equity Fund)

                      WILMINGTON LARGE CAP VALUE PORTFOLIO
                          (a series of WT Mutual Fund)

                               Rodney Square North
                            1100 North Market Street
                            Wilmington, DE 19890-0000
                           (TOLL FREE) 1-800-336-9970

                         PROSPECTUS AND PROXY STATEMENT

                             dated October 13, 1999

                  This combined Prospectus/Proxy Statement ("Proxy Statement") is being furnished to shareholders of Large Cap Value Equity Portfolio ("Value Equity Portfolio"), a series of The Rodney Square Strategic Equity Fund, in connection with the solicitation of proxies by its Board of Trustees (the "Board") for use at a Special Meeting of Shareholders to be held on October 29, 1999, at 10:00 a.m., local time, and at any adjournment of the meeting, if the meeting is adjourned for any reason. This Proxy Statement will first be mailed to shareholders on or about October 13, 1999.

                  The Rodney Square Strategic Equity Fund is a diversified, open-end investment company. The Board has called the Special Meeting to ask shareholders to consider and vote on a proposal for the reorganization of Value Equity Portfolio (the "Reorganization"). Wilmington Large Cap Value Portfolio ("Wilmington Value Portfolio"), a newly-created shell series of WT Mutual Fund, a diversified, open-end investment company, would acquire all of the assets of Value Equity Portfolio in exchange for shares of equal value of Wilmington Value Portfolio and assumption by Wilmington Value Portfolio of substantially all of the liabilities of Value Equity Portfolio. Through the Reorganization, shareholders of Value Equity Portfolio would become shareholders of Wilmington Value Portfolio. Wilmington Value Portfolio invests its assets entirely in a corresponding master fund, WT Large Cap Value Series ("WT Value Series"), a series of WT Investment Trust I ("WT Trust"), pursuant to a master/feeder fund structure. As soon as practicable following the Reorganization, Value Equity Portfolio would be dissolved. For convenience, in this Proxy Statement, Value Equity Portfolio and Wilmington Value Portfolio are referred to together as the "Funds" and individually as a "Fund."

                  This Proxy Statement and the corresponding Statement of Additional Information delivered with this Proxy Statement set forth concisely the information about the Reorganization and Wilmington Value Portfolio that a shareholder should know before voting on the proposal and should be retained for future reference.

                  Further inquiries may be made by writing to PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809, or by calling toll-free 1-800-336-9970.

                  The U.S. Securities and Exchange Commission (the "SEC") maintains a website (http://www.sec.gov) where you may obtain further information regarding The Rodney Square Strategic Equity Fund, the Value Equity Portfolio, WT Trust, WT Mutual Fund and Wilmington Value Portfolio.

                  THE SEC HAS NOT APPROVED OR DISAPPROVED THE SHARES OF WILMINGTON VALUE PORTFOLIO OR DETERMINED WHETHER THIS PROXY STATEMENT IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                         PAGE
                                                                         ----
VOTING INFORMATION..........................................................1

PROPOSAL 1..................................................................2

     Summary................................................................2
     Comparative Fee and Expense Information................................5
     Example of Effect on Fund Expenses.....................................6
     General Information about the Funds....................................7
     Investment Adviser and Advisory Agreement..............................7
     Comparison of Investment Objectives,
     Principal Strategies and Other Policies................................8
     Operations of Wilmington Value Portfolio
     Following the Reorganization .........................................10
     Comparison of Risk Factors............................................11
     Purchases, Redemptions and Exchanges of Shares........................14
     Dividends and Other Distributions.....................................15
     The Reorganization Transaction........................................15
     Objectives of the Reorganization......................................16
     Trustees of WT Mutual Fund ...........................................17
     Description of Securities To Be Issued................................20
     Federal Income Tax Considerations.....................................22
     Capitalization .......................................................23
     Board Consideration of the Reorganization ............................24

OTHER MATTERS...............................................................25

SERVICE PROVIDERS...........................................................25

MISCELLANEOUS...............................................................26

Appendix A - Principal Shareholders........................................A-1

Appendix B - Preliminary Prospectus of WT Mutual Fund......................B-1

Appendix C - Agreement and Plan of Reorganization..........................C-1

Appendix D - Prospectus of The Rodney Square Strategic Equity Fund.........D-1

Appendix E - Excerpts from The Rodney Square Strategic Equity Fund
             Annual Report ................................................E-1

                               VOTING INFORMATION

                  A majority of Value Equity Portfolio's shares outstanding on September 28, 1999, represented in person or by proxy, shall constitute a quorum and must be present for the transaction of business at the Meeting. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies authorizing a vote "For" any proposal in favor of such an adjournment, and they will vote those proxies authorizing a vote "Against" any proposal against such adjournment.

                  The following shareholder voting rules apply both to The Rodney Square Strategic Equity Fund and WT Mutual Fund. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the shares present or outstanding. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve any proposal where the required vote is a percentage of votes cast.

                  The individuals named as proxies on the enclosed proxy ballot will vote in accordance with your directions as indicated on the proxy ballot, if your proxy ballot is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you sign, date and return the proxy ballot, but give no voting instructions, your shares will be voted in favor of approval of a proposal. In addition, if you sign, date and return the proxy ballot, but give no voting instructions, the duly appointed proxies may, in their discretion, vote upon such other matters as may come before the Meeting. The proxy ballot may be revoked by giving another proxy or by letter revoking the initial proxy. To be effective, revocation must be received by Value Equity Portfolio prior to the Meeting. You may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

                  In order to reduce costs, the notices to a shareholder having more than one account in Value Equity Portfolio listed under the same Social Security number at a single address have been combined. The proxy ballots have been coded so that a shareholder's votes will be counted for each such account.

                  As of September 28, 1999 ("Record Date"), Value Equity Portfolio had 7,775,653.44 shares of beneficial interest outstanding. Each outstanding full share of Value Equity Portfolio is entitled to one vote, and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote. Wilmington Value Portfolio has not yet commenced operations and has no shares outstanding.

                  The solicitation of proxies, the cost of which shall be borne by Value Equity Portfolio and Wilmington Value Portfolio, will be made primarily by mail but also may be made by telephone or oral communications by representatives of Wilmington Trust Company, the Fund's sponsor, and Provident Distributors, Inc., the distributor, who will not receive any compensation for these activities from either Value Equity Portfolio or Wilmington Value Portfolio.

                  Except as set forth in Appendix A, Wilmington Trust Company does not know of any person who owns beneficially 5% or more of the shares of Value Equity Portfolio as of the Record Date. Trustees and officers of The Rodney Square Strategic Equity Fund own in the aggregate less than 1% of the shares of Value Equity Portfolio. As a new fund, Wilmington Value Portfolio does not currently have any shareholders.

                  VOTE REQUIRED. Approval of Proposal 1 requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of Value Equity Portfolio, as defined in the Investment Company Act of 1940 (the "1940 Act"), represented at the meeting in person or by proxy ("1940 Act Majority Vote"). A 1940 Act Majority Vote means the vote of (a) at least 67% of the shares of a Portfolio present in person or by proxy, if more than 50% of the shares of the Portfolio are represented at the meeting, or (b) more than 50% of the outstanding shares of a Portfolio, whichever is less. If Proposal 1 is not approved by the requisite vote of shareholders of Value Equity Portfolio, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.

                                   PROPOSAL 1

         TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION ("REORGANIZATION PLAN") THAT PROVIDES FOR (1) THE TRANSFER OF ALL THE ASSETS OF VALUE EQUITY PORTFOLIO TO WILMINGTON VALUE PORTFOLIO, IN EXCHANGE FOR SHARES OF EQUAL VALUE OF WILMINGTON VALUE PORTFOLIO; (2) THE DISTRIBUTION OF THOSE WILMINGTON VALUE PORTFOLIO SHARES TO THE SHAREHOLDERS OF VALUE EQUITY PORTFOLIO; (3) THE INVESTMENT OF THE ASSETS ACQUIRED BY WILMINGTON VALUE PORTFOLIO IN ITS MASTER FUND, WT VALUE SERIES, IN ACCORDANCE WITH WILMINGTON VALUE PORTFOLIO'S MASTER/FEEDER FUND STRUCTURE; AND (4) THE DISSOLUTION OF VALUE EQUITY PORTFOLIO.

SUMMARY

                  The following is a summary of certain information contained elsewhere in this Proxy Statement (including the appendices to this Proxy Statement). Shareholders should read this Proxy Statement (including the appendices) carefully.

                  At a meeting held on May 13, 1999, the Board considered and approved the Reorganization Plan, which provides for the merger of Value Equity Portfolio into Wilmington Value Portfolio. Wilmington Value Portfolio would acquire all the assets of Value Equity Portfolio in exchange for Institutional class shares of equal value of Wilmington Value Portfolio and assumption by Wilmington Value Portfolio of all the liabilities of Value Equity Portfolio. Then, Value Equity Portfolio would distribute those shares to its shareholders, so that each Value Equity Portfolio shareholder receives the number of full and fractional shares that is equal in aggregate value to the value of the shareholder's holdings in Value Equity Portfolio as of the day the Reorganization is completed. Immediately following this exchange, Wilmington Value Portfolio would invest all of the assets it acquires from Value Equity Portfolio in its master fund, WT Value Series, in accordance with Wilmington Value Portfolio's master/feeder structure. Once its assets have been transferred in this manner, Value Equity Portfolio would be dissolved as soon as practicable.

                  Under the Wilmington Value Portfolio's operating arrangement, which is known as a "master/feeder" fund structure, the Portfolio (being a "feeder fund") will pursue its existing investment objective through investment in WT Value Series (being a "master fund"), rather than through direct investments in portfolio securities. WT Value Series, in turn, will invest its assets in accordance with the same objective, policies and limitations as Wilmington Value Portfolio. Shareholders will own shares of Wilmington Value Portfolio, and Wilmington Value Portfolio will hold only the shares of WT Value Series. It is intended that WT Value Series will serve as the investment portfolio for various institutional investors, which may include other registered mutual funds, private investment companies or other collective investment vehicles, with the same investment objectives and policies as the Series. Other mutual funds that may invest in WT Value Series may have different expenses and, therefore, different yields/returns than Wilmington Value Portfolio. The shares of WT Value Series are not available for purchase directly by members of the general public.

                   Wilmington Value Portfolio will be implementing a multiple share class structure beginning on the date of the Reorganization. Pursuant to this multiple class structure, Institutional class shares and Investor class of shares will be issued. The difference between these two share classes will be that Investor shares will be subject to Rule 12b-1 fees which compensate the Portfolio's distributor for distribution and shareholder servicing activities. Institutional shares will not be subject to sales charges or Rule 12b-1 fees and would be available only to limited investors. According to the Reorganization Plan, Value Equity Portfolio will receive Institutional shares of Wilmington Value Portfolio, and its shareholders would therefore become Institutional class shareholders.

                  Value Equity Portfolio and Wilmington Value Portfolio, through its investment in its master fund, have substantially identical investment objectives, principal investment strategies and investment risks. The objective of each Fund is to seek long-term capital appreciation. The principal strategy of each Fund is to invest in a diversified portfolio of equity or related securities of large capitalization U.S. companies that are believed to be undervalued as compared to the company's potential profitability. Value Equity Portfolio currently invests in companies with market capitalizations of $2 billion or higher at the time of purchase, while Wilmington Value Portfolio will invest in companies with market capitalizations of $10 billion or higher at the time of purchase.

                  One substantial difference in your fund after the Reorganization would be a change in the investment adviser. The investment adviser for Value Equity Portfolio is WTC while the investment adviser for Wilmington Value Portfolio will be Cramer Rosenthal McGlynn, LLC ("CRM"). Otherwise, the service providers of your fund will be the same, and you will have access to substantially identical shareholder servicing arrangements after the Reorganization.

                  Following the Reorganization, the maximum total operating expenses of Wilmington Value Portfolio, after fee waivers and expense reimbursements by the sponsor, WTC, would be no greater than Value Equity Portfolio's current maximum total expenses after waivers and reimbursements.

The principal risks associated with investment in Wilmington Value Portfolio are as follows:

[BULLET] The equity securities in which Wilmington Value Portfolio invests through its master fund are subject to market risk, which is the risk that the market value of a security may move up or down, sometimes rapidly and unpredictably. Also, value-oriented investments may be subject to the risk that a security believed to be undervalued does not appreciate in value as anticipated.

[BULLET] Wilmington Value Portfolio's performance will depend on whether or not the adviser is successful in pursuing its investment strategy.

[BULLET] Wilmington Value Portfolio's master/feeder structure is relatively new and more complex. While this structure is designed to reduce fund expenses, it may not do so, and the Portfolio might encounter operational or other complications.

Other important facts that you should know about the Reorganization are:

[BULLET] For Federal income tax purposes, the exchange of shares in the Reorganization is not expected to result in the recognition of gain or loss by Value Equity Portfolio or its shareholders.

[BULLET] If Proposal 1 is approved by shareholders, the Reorganization is expected to occur as of the close of business on October 29, 1999, or at a later date when the Reorganization is approved and all contingencies have been met ("Closing Date").

[BULLET] Although Value Equity Portfolio shareholders would have no appraisal rights in connection with the Reorganization, shareholders may redeem their shares at any time before, during or after the Reorganization.

                  For the reasons set forth herein under "Board Consideration of the Reorganization," the Board, including the Trustees who are not "interested persons," as that term is defined in the 1940 Act, of The Rodney Square Strategic Equity Fund, WTC or CRM ("Independent Trustees"), has determined that the Reorganization is in the best interests of Value Equity Portfolio, that the terms are fair and reasonable and that the interests of shareholders will not be diluted as a result of the Reorganization. Accordingly, the Board recommends approval of the transaction. Additionally, the Board of Trustees of WT Mutual Fund has approved the Reorganization for the Wilmington Value Portfolio.

COMPARATIVE FEE AND EXPENSE INFORMATION

                  As shown in the following tables, a shareholder pays no fees to purchase Institutional shares of the Wilmington Value Portfolio, to exchange those shares for Institutional shares of another Portfolio of WT Mutual Fund, or to sell shares. Institutional shares are not subject to Rule 12b-1 distribution fees. The only costs a shareholder pays are annual fund operating expenses that are deducted from fund assets. The current fees and expenses incurred for the fiscal year ended June 30, 1999 by Value Equity Portfolio and the pro forma fees and expenses for Wilmington Value Portfolio after the Reorganization are set forth below. Since Wilmington Value Portfolio will not commence operations unless the Reorganization occurs, operating expenses for the Portfolio prior to the Reorganization are not shown below.

SHAREHOLDER FEES (fees paid directly from your investment)

                                             Wilmington
                                               Value     Value Equity  Combined
                                              Portfolio   Portfolio    Portfolio
                                             ----------  ------------  ---------
Sales charge (load) on purchases of shares      None       None         None

Sales charge (load) on reinvested dividends     None       None         None

Redemption fee or deferred sales charges        None       None         None
(load)

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)*

                                                              Combined
                            Wilmington Value                  Portfolio
                               Portfolio         Value     Institutional
                                Prior to         Equity       Shares
                             Reorganization    Portfolio    (Pro Forma)
                            ----------------   ---------   -------------
Management Fees                    NA            0.55%         0.55%

Distribution (12b-1) Fees          NA             None          None

Other Expenses                     NA            0.31%         0.29%
                                   --            -----         -----
TOTAL ANNUAL OPERATING
EXPENSES                           NA            0.86%         0.84%

Waivers/Reimbursements             NA            0.11%         0.09%

Net Expenses                       NA            0.75%(1)      0.75%(2)

*For Wilmington Value Portfolio and the Combined Portfolio, the table above and the Example below each reflect the aggregate annual operating expenses of the Portfolio and its master fund, WT Value Series.

(1)      Currently, WTC has agreed to waive its advisory fee and/or assume
         Value Equity Portfolio's expenses in order to limit the Portfolio's total annual operating expenses to 0.75% of the Portfolio's average net assets.

(2) Effective November 1, 1999, WTC, the sponsor of Wilmington Value Portfolio, has agreed to reimburse the Portfolio's expenses to the extent total annual operating expenses exceed 0.75% of the Portfolio's average net assets for Institutional class shares. This waiver will remain in place until WT Mutual Fund's Board of Trustees approves its termination.

EXAMPLE OF EFFECT ON FUND EXPENSES

                  This Example is intended to help you compare the cost of investing in Value Equity Portfolio with the cost of investing in Wilmington Value Portfolio assuming the Reorganization has been completed.

                  The Example assumes that you invest $10,000 in the specified Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and other distributions are reinvested and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                               ONE   THREE    FIVE    TEN
                              YEAR   YEARS   YEARS   YEARS
                              ----   -----   -----   ------
Wilmington Value Portfolio     NA      NA      NA        NA

Value Equity Portfolio        $88    $274    $477    $1,061

Combined Fund                 $86    $268    $466    $1,037
(Pro Forma)

GENERAL INFORMATION ABOUT THE FUNDS

                  Wilmington Value Portfolio is a newly-created shell series of WT Mutual Fund, an open-end, diversified management investment company organized as a Delaware business trust on April 2, 1993. Until October 20, 1998, WT Mutual Fund was named Kiewit Mutual Fund. Wilmington Value Portfolio has not commenced operations and does not currently have any assets. Information is contained in the Preliminary Prospectus for Wilmington Value Portfolio which is attached to this Proxy Statement as Appendix B. Value Equity Portfolio is a series of The Rodney Square Strategic Equity Fund, an open-end, diversified management investment company organized as a Massachusetts business trust on May 7, 1986. Further information about Value Equity Portfolio is contained in the Prospectus Supplement dated July 7, 1999, and the Prospectus dated May 1, 1999, which are attached to this Proxy Statement as Appendix D, and the excerpt from the Annual Report of The Rodney Square Strategic Equity Fund for the fiscal year ended June 30, 1999, which is attached to this Proxy Statement as Appendix E.

INVESTMENT ADVISER AND ADVISORY AGREEMENT

                  Value Equity Portfolio currently employs WTC as its investment adviser. In this capacity, WTC supervises all aspects of the Portfolio's investment operations and makes and implements all of its investment decisions. For its services, WTC is currently paid a monthly investment advisory fee, which is based upon a percentage of Value Equity Portfolio's average daily net assets. The advisory fee is computed by Value Equity Portfolio, at the annual rate of 0.75% of its average net assets. For the fiscal year ended December 31, 1998 and the period from January 1, 1999 through June 30, 1999, WTC received investment advisory fees in the amounts of $196,624 and $189,925, respectively, from Value Equity Portfolio.

                  If the Reorganization is approved by shareholders, a change in the investment adviser would occur for your fund. CRM, a value manager, would serve as the investment adviser to WT Value Series. CRM presently serves as the investment adviser for the CRM family of funds. CRM Large Cap Value Fund (the "CRM Fund") has a similar investment objective and strategy as WT Value Series and also will be holding a shareholder meeting to consider reorganizing as a feeder of WT Value Series. Under its advisory contract, CRM is entitled to receive from the CRM Fund an annual fee in the amount of 0.75% of the Fund's average daily net assets. CRM waived a portion of its advisory fee during the CRM Fund's fiscal year ended June 30, 1999. As of August 1, 1999, CRM Fund had assets of $27,208,424.

                  CRM, a value manager, is located at 707 Westchester Avenue, White Plains, New York, 10604. CRM and its predecessors have managed equity investments for more than 25 years and currently have approximately $4.1 billion in assets under management. Ronald H. McGlynn is the chief executive officer of CRM. The names and principal occupations of CRM's board members as of September 1, 1999 were as follows.

NAME                   OCCUPATION
----                   ----------

Gerald B. Cramer       Chairman of CRM

Jay B. Abramson        Executive Vice President

Ronald H. McGlynn      Chief Executive Officer and President of CRM

Ted T. Cecala          Chief Executive Officer and Chairman of the Board of WTC

                  AFTER THE REORGANIZATION, THE RATE OF ADVISORY FEE TO BE PAID BY WT VALUE SERIES UNDER ITS ADVISORY CONTRACT WITH CRM WILL NOT EXCEED THE RATE PAYABLE BY VALUE EQUITY PORTFOLIO UNDER ITS CURRENT ADVISORY CONTRACT. The proposed investment advisory agreement on behalf of WT Value Series provides for the Series to pay CRM an annual advisory fee, payable monthly, in the amount of 0.55% of the Series' first $1 billion of average daily net assets; 0.50% of the Series' next $1 billion of average daily net assets; and 0.45% of the Series' average daily net assets in excess of $2 billion. Other than the differences in compensation and effective dates, the terms of the proposed investment advisory agreement for WT Value Series are not materially different from the terms of Value Equity Portfolio's current advisory agreement.

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND OTHER POLICIES

                  INVESTMENT OBJECTIVES. Wilmington Value Portfolio seeks to achieve long-term capital appreciation, and Value Equity Portfolio seeks superior long-term growth of capital. Although stated differently, the Fund's objectives are substantially identical. Wilmington Value Portfolio's benchmark will be the Russell 1000 Index rather than the Russell 1000 Value Index, which is the Value Equity Portfolio's current benchmark. There can be no assurance that either Fund will achieve its investment objective.

                  PRINCIPAL INVESTMENT STRATEGIES. Wilmington Value Portfolio will seek to achieve its objective by investing all of its assets in WT Value Series. WT Value Series is a diversified portfolio which will invest at least 65% of its total assets in the following equity (or related) securities:

[BULLET] common stocks of U.S. corporations that are judged by the adviser to be undervalued in the marketplace relative to underlying profitability and have a market capitalization of $10 billion or higher at the time of purchase;

[BULLET] options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above;

[BULLET] options on indexes of the common stock of U.S. corporations described above;

[BULLET] contracts for either the future delivery, or payment in respect of the future market value, of certain indexes of the common stock of U.S. corporations described above, and options upon such futures contracts; and

                  Additionally, WT Value Series may invest without limit in commercial paper and other money market instruments rated in one of the two highest rating categories by a nationally recognized statistical rating organization ("NSRO"), in response to adverse market conditions, as a temporary defensive position. The result of this action may be that WT Value Series will be unable to achieve its investment objective.

                  WT Value Series will invest in securities which the Series' adviser believes to be undervalued as compared to the company's potential profitability. The adviser looks for companies facing dynamic changes such as a merger or acquisition, restructuring, change of management or other change in operations, financing or management. The adviser sets valuation parameters using relative ratios and target prices, and seeks stocks believed to have greater upside potential than downside risk over an 18 to 24 month holding period. The Series will sell a portfolio stock when its target price has been reached or when company fundamentals do not change within the stock holding period to bring the stock to its target price.

                  Except for the differences noted below, Value Equity Portfolio currently employs the same principal investment strategies as those of WT Value Series. The following differences in investment strategy provide WT Value Series with greater flexibility than under your fund's existing strategies.

[BULLET] WT Value Series will invest at least 65% (rather than 85% currently for Value Equity Portfolio) of its total assets in a diversified portfolio of equity and related securities of U.S. companies with market capitalizations of at least $10 billion (rather than $2 billion currently for Value Equity Portfolio).

[BULLET] Unlike Value Equity Portfolio, WT Value Series is permitted to depart from its principal investment strategies to temporarily pursue a defensive investment policy during periods of adverse market conditions.

                  OTHER POLICIES OF THE FUNDS.

                  The following is a summary of other investment policies of the Funds. More detailed information about these policies is set forth in Appendix A to the Statements of Additional Information delivered with this Proxy Statement.

                  Each Fund may invest in cash and high quality money market instruments, such as money market funds, U.S. government obligations, commercial paper and bank obligations in order to manage cash flow in the Fund.

                  Each Fund may invest in convertible securities that are rated, at the time of purchase, in the three highest categories by an NRSRO, or if unrated are determined by the investment adviser to be of comparable quality. Should the rating of a security be downgraded subsequent to a Fund's purchase of the security, the adviser will determine whether it is in the best interest of the Portfolio to retain the security.

                  Each Fund may engage in certain hedging strategies that involve options and futures and may purchase securities on a when-issued or delayed delivery basis -- that is, with settlement taking place up to 90 days in the future.

                   Each Fund is authorized to lend up to 33 1/3% of the total value of its portfolio securities to qualified brokers, dealers, banks or other financial institutions that the adviser deems qualified. Both Funds may borrow money for temporary or emergency purposes; although neither Value Equity Portfolio or WT Value Series may borrow in excess of 33 1/3% of net assets.

                  Each Fund may hold up to 15% of its net assets in illiquid securities, and each Fund is authorized to invest in restricted securities that may be sold only to institutional investors. The Funds also are permitted to enter into repurchase agreements with commercial banks, registered broker-dealers, and registered U.S. government securities dealers that are deemed creditworthy by the Funds' Boards of Trustees.

                  Value Equity Portfolios annual portfolio turnover rate has not exceeded 100%, and WT Value Series' turnover rate is not expected to exceed 100%. However, the frequency of portfolio transactions of a Fund will vary from year to year depending on many factors. Higher portfolio turnover rates may result in increased brokerage costs to a Fund and a possible increase in short-term capital gains or losses.

                  The fundamental investment restrictions for Wilmington Value Portfolio would be materially the same as the current restrictions of Value Equity Portfolio except for the following difference. Wilmington Value Portfolio's limitations contain an exception permitting the Portfolio to invest all of its assets directly in another mutual fund such as WT Value Series pursuant to the Portfolio's master/feeder fund structure. By approving the Reorganization Plan, you would be authorizing the inclusion of this exception in your fund's fundamental investment restrictions, which will be stated as follows:

                   "THE INVESTMENT LIMITATIONS DESCRIBED ABOVE DO NOT PROHIBIT A
                  PORTFOLIO FROM INVESTING ALL OR SUBSTANTIALLY ALL OF ITS ASSETS IN THE SHARES OF ANOTHER REGISTERED OPEN-END INVESTMENT COMPANY SUCH AS THE CORRESPONDING SERIES OF WT INVESTMENT TRUST I."

COMPARISON OF RISK FACTORS

Each Fund is subject to the risks noted below, except that master/feeder risk applies only to Wilmington Value Portfolio. See the discussions of investment policies and risk factors in Appendix A to the Statement of Additional Information delivered with this Proxy Statement for more information concerning investment risks.

                  MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

                  VALUE INVESTING RISK. The risk that a Fund's investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, do not appreciate in value as anticipated.

                  OPPORTUNITY RISK. The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

                  VALUATION RISK. The risk that a Fund has valued certain of its securities at a higher price than it can sell them.

                  DERIVATIVES RISK. Some of the Funds' investments may be referred to as "derivatives" because their value depends on, or derives from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of a Fund's total assets may at any time be committed or exposed to derivative strategies.

                  REPURCHASE AGREEMENTS. Wilmington Value Portfolio may invest money, for as short a time as overnight, using repurchase agreements ("repos"). With a repo, the Fund buys a debt instrument, agreeing simultaneously to sell it back to the prior owner at an agreed-upon price and date. The Fund could incur costs or delays in seeking to sell the security if the prior owner defaults on its repurchase obligation. To reduce that risk, the securities that are the subject of the repurchase agreement will be maintained with the Fund's custodian in an amount at least equal to the repurchase price under the agreement (including accrued interest). These agreements are entered into only with member banks of the Federal Reserve System, registered brokers and dealers, and registered U.S. government securities dealers that are deemed creditworthy under standards set by the Fund's Board.

                  MASTER/FEEDER RISK . There are certain potential risks related to Wilmington Value Portfolio's master/feeder structure to which Value Equity Portfolio is not subject. For example, large-scale redemptions by other investors of their interests in WT Value Series could have adverse effects on Wilmington Value Portfolio, such as requiring the liquidation of a significant portion of the master fund's holdings at a time when it could be disadvantageous to do so. Moreover, the complexity of the master/feeder structure could result in accounting or other operational difficulties. Or, other shareholders of WT Value Series may have a greater ownership interest in the master fund than Wilmington Value Portfolio's interest and, therefore, could have effective voting control over the operation of the master fund.

                  In the event that Wilmington Value Portfolio is required to redeem its interests in WT Value Series for any reason (for instance, because its shareholders did not approve changes in the Wilmington Value Portfolio's investment policies parallel to changes approved for the master fund by a majority of its interest holders), Wilmington Value Portfolio's Board of Trustees might attempt to find an appropriate substitute investment vehicle in which to invest Wilmington Value Portfolio's assets. The Board's inability to find a suitable substitute investment vehicle could have a significant effect on the Wilmington Value Portfolio's shareholders.

                  Wilmington Value Portfolio may cease investing in WT Value Series only if its Board of Trustees were to determine that such action is in the best interests of the Portfolio and its shareholders. In that event, the Board of Trustees would consider alternative arrangements, including investing all of Wilmington Value Portfolio's assets in another investment company with substantially the same investment objective, policies and restrictions as the Portfolio.

                  YEAR 2000 READINESS RISK. Like other organizations around the world, Wilmington Value Portfolio could be adversely affected if the computer systems used by its various service providers (or the market in general) do not properly operate after January 1, 2000.

The Portfolio is taking steps to address the Year 2000 issue with respect to the computer systems that it relies on. There can be no assurance, however, that these steps will be sufficient to avoid a temporary service disruption or any adverse impact on the Portfolio.

                  Additionally, if a company in which WT Value Series is invested is adversely affected by Year 2000 problems, it is likely that the price of that company's securities will also be adversely affected. A decrease in one or more or the Series' holdings may have a similar impact on the price of the Series' shares. The adviser will rely on public filings and other statements made by companies about their Year 2000 readiness. The adviser is not able to audit any company and its major suppliers to verify their Year 2000 readiness.

OPERATIONS OF WILMINGTON VALUE PORTFOLIO FOLLOWING THE REORGANIZATION

                  As indicated above, the investment objectives and policies of Wilmington Value Portfolio and its master fund after the Reorganization will be substantially similar to those of Value Equity Portfolio. All of the assets held by Value Equity Portfolio will be consistent with the investment policies of WT Value Series and thus can be transferred to and held by WT Value Series if the Reorganization is approved.

                  The following service providers presently are engaged by both Funds, and they would continue to serve Wilmington Value Portfolio and/or WT Value Series in the capacities indicated below.

         Distributor:                       Provident Distributors, Inc.

         Administrator:                     PFPC Inc.

         Accounting Agent:                  PFPC Inc.

         Independent Auditors               Ernst & Young LLP

         Legal Counsel:                     Pepper Hamilton LLP

         Transfer Agent:                    PFPC Inc.

                  The custodian for Value Equity Portfolio is WTC, and PFPC Trust Company serves as the Portfolio's sub-custodian. WTC will be the custodian, and PFPC Trust Company will be sub-custodian, of Wilmington Value Portfolio and WT Value Series. Consequently, there will be no change in your fund's custodian resulting from the reorganization.

PURCHASES, REDEMPTIONS AND EXCHANGES OF SHARES

                  Following the Reorganization, as a Wilmington Value Portfolio shareholder, you will enjoy the same transaction and shareholder servicing arrangements as you currently have as a Value Equity Portfolio shareholder. In addition you will have a greater number of funds in the WT Mutual Fund group in which you can invest, including by exchange of your shares. For a more complete discussion of share purchases, redemption procedures and exchange procedures, see "Purchase of Shares", "Redemption of Shares" and "Exchange of Shares", respectively, in Value Equity Portfolio's Prospectus, which is attached to this Proxy Statement as Appendix D.


                  PURCHASES. Shares of Value Equity Portfolio and, after the Closing Date, Wilmington Value Portfolio may be purchased by wire, telephone or mail purchase. The shares of each Fund are sold on a continuous basis at the net asset value ("NAV") per share next calculated after receipt of a purchase order in good form. The NAV per share for each Fund is computed separately and is determined once each day that the New York Stock Exchange is open ("Business Day"), as of the close of regular trading, but may also be computed at other times.

                  REDEMPTIONS. Shares of Value Equity Portfolio and WT Bond Fund may be redeemed by telephone, by mail, by exchange or by payment to a third party. Such redemptions are made at the NAV per share next determined after a request in proper form is received at the Fund's office. Normally, payments of redemption proceeds will be mailed within seven days following receipt of the required documents.

                  Value Equity Portfolio shares will no longer be available for purchase beginning on the next Business Day following the Closing Date. Redemptions of Value Equity Portfolio's shares may be effected until the Closing Date.

                  EXCHANGES. Shares of each Fund are exchangeable for shares of other funds in the same fund family, on the basis of their respective NAVs at the time of the exchange. After the Reorganization, shares of Wilmington Value Portfolio will be exchangeable for shares of the same class of a wide variety of funds in the newly restructured Wilmington fund family.

DIVIDENDS AND OTHER DISTRIBUTIONS

                  Dividends from the net investment income of each Fund are declared and paid annually to shareholders. Any net capital gain realized by a Portfolio will be distributed annually. Distributions are automatically reinvested in additional shares of a Fund at the net asset value on the ex-dividend date unless otherwise requested. Therefore, there should be no change in your fund's dividend policies resulting from the Reorganization.

THE REORGANIZATION TRANSACTION

                  The terms and conditions under which the proposed transaction will be consummated are set forth in the Reorganization Plan. Significant provisions of the Reorganization Plan are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Plan, which is attached as Appendix B to this Proxy Statement.

                  The Reorganization Plan provides for (a) the acquisition by Wilmington Value Portfolio on the Closing Date of all of the assets of Value Equity Portfolio in exchange for Institutional class shares of equal value of Wilmington Value Portfolio and the assumption by Wilmington Value Portfolio of substantially all of the liabilities of Value Equity Portfolio and (b) the distribution of those Wilmington Value Portfolio shares to the shareholders of Value Equity Portfolio. The assets of Value Equity Portfolio to be acquired by Wilmington Value Portfolio include all cash, cash equivalents, securities, receivables, claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Value Equity Portfolio's books and all other property owned by Value Equity Portfolio. Value Equity Portfolio will use its best efforts to discharge all of its known debts, liabilities, obligations and duties before the Closing Date. Wilmington Value Portfolio will issue its shares to the account of Value Equity Portfolio, which then will distribute those shares to the accounts of Value Equity Portfolio's shareholders.

                  The value of Value Equity Portfolio's assets to be acquired by Wilmington Value Portfolio will be determined as of the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Closing Date ("Valuation Time"), using the valuation procedures described in Value Equity Portfolio's current Prospectus and Statement of Additional Information. Value Equity Portfolio's net value shall be the value of its assets to be acquired by Wilmington Value Portfolio, less the amount of Value Equity Portfolio's liabilities, as of the Valuation Time.

                  On, or as soon as practicable after, the Closing Date, Value Equity Portfolio will distribute the WT Value Equity Portfolio shares it receives pro rata to its shareholders of record as of the effective time of the Reorganization, so that each shareholder will receive a number of full and fractional Wilmington Value Portfolio shares equal in aggregate value to the shareholder's holdings in Value Equity Portfolio. Value Equity Portfolio will be terminated as soon as practicable thereafter. The shares will be distributed by opening accounts on the books of Wilmington Value Portfolio in the names of Value Equity Portfolio shareholders and by transferring to those accounts the shares previously credited to the account of Value Equity Portfolio on those books. Fractional shares in Wilmington Value Portfolio will be rounded to the third decimal place.

                  Any transfer taxes payable upon issuance of Wilmington Value Portfolio shares in a name other than that of the registered Value Equity Portfolio shareholder will be paid by the person to whom those shares are to be issued as a condition of such transfer. Any reporting responsibility of Value Equity Portfolio to a public authority will continue to be its responsibility until it is dissolved.

                  The costs of the Reorganization, including professional fees and the cost of soliciting proxies for the Meeting, consisting principally of printing and mailing expenses, together with the cost of any supplementary solicitation, will be borne by Wilmington Value Portfolio and Value Equity Portfolio. However, since WTC currently maintains an expense cap for each Fund, it is anticipated that WTC will ultimately bear the costs of the Reorganization.

                  Consummation of the Reorganization is subject to a number of conditions set forth in the Reorganization Plan, some of which may be waived by either Fund. In addition, the Reorganization Plan may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the Meeting that has a material adverse effect on the interests of Value Equity Portfolio's shareholders.

OBJECTIVES OF THE REORGANIZATION

                  The Reorganization has been proposed by the Board of Trustees of Value Equity Portfolio for the following reasons:

[BULLET] The Reorganization is part of WTC's initiative to create a comprehensive family of mutual funds that will offer a wide variety of investment styles. WTC and its affiliates are seeking to unify and streamline the operations of a number of mutual funds which they advise and to create an efficient fund distribution system. The Reorganization offers you the opportunity to become part of a larger and more diverse family of mutual funds, and you will be able to exchange your shares among many of these different funds.

[BULLET] The master/feeder structure provides an opportunity for management to attract other institutional investors as feeder funds and to access additional distribution channels to reach other investors who may not otherwise have invested in Value Equity Portfolio. This may lead to reductions in your fund's total operating expenses through economies of scale.

[BULLET] Lower fund operating costs may lead to stronger performance, since total return to a fund's shareholders is net of fund expenses.

TRUSTEES OF WT MUTUAL FUND

                  Under Delaware law, the Board of Trustees of WT Mutual Fund is responsible for establishing fund policies and for overseeing the management of the fund. The Board also elects the officers who conduct the daily business of WT Mutual Fund. The current Trustees and officers of WT Mutual Fund are set forth below. Mr. Quindlen, a trustee of The Rodney Square Strategic Equity Fund, was appointed to WT Mutual Fund's Board at a meeting held on August 12, 1999, to replace Lawrence B. Thomas whose resignation was accepted on that date. WT Mutual Fund will be holding a shareholder meeting in October 1999 to vote on the proposed election of five nominees to the Board of Trustees. It is anticipated that as of the Closing Date, the Board of Trustees will consist of the following 8 individuals, six of whom shall be independent Trustees: Eric Brucker, John J. Quindlen, Louis Klein Jr., Clement C. Moore, II, William P. Richards, Robert H. Arnold, Nicholas A. Giordano and Robert J. Christian.

                  The current Trustees and executive officers of WT Mutual Fund are as follows:

                                                      PRINCIPAL                   WT FUND
                                                      OCCUPATION                SHARES OWNED
                                     POSITION             OR                    BENEFICIALLY
      NAME AND AGE      POSITION      SINCE           EMPLOYMENT                   8/24/99
      ------------      --------      -----           ----------                -------------

Robert H. Arnold       Trustee         1997      Since 1989, Co-Manager of           0
55 years old                                     R.H. Arnold & Co., Inc., an
                                                 investment banking company

John J. Quindlen       Trustee         1999      Retired.  Senior Vice
67 years old                                     President-Finance of E.I.
                                                 du Pont de Nemours and
                                                 Company, Inc. (diversified
                                                 chemicals) from 1984 to
                                                 November 1993.  Chief
                                                 Financial Officer of E.I.
                                                 du Pont de Nemours and
                                                 Company, Inc. from 1984 to
                                                 June 1993.  Presently, a
                                                 director of St. Joe Paper
                                                 Co., Trustee of Kalmar
                                                 Pooled Investment Trust and
                                                 Trustee of the funds in the
                                                 Rodney Square group of
                                                 funds.

Nicholas A. Giordano   Trustee         1998      Financial Services                  0
56 years old                                     Consultant 1997 to the
                                                 present; Interim President
                                                 of LaSalle University from
                                                 July 1, 1998 to June 30,
                                                 1999; President and Chief
                                                 Executive Officer of the
                                                 Philadelphia Stock Exchange
                                                 from 1981 through August
                                                 1997

*Robert J. Christian   Trustee and     1998      Chief Investment Officer of         0
50 years old           President                 WTC and Director of Rodney
                                                 Square Management
                                                 Corporation since February
                                                 1996.  Chairman and
                                                 Director of PNC Equity
                                                 Advisors Company and
                                                 President

                                                and Chief Investment Officer
                                                of PNC Asset Management
                                                Group, Inc. from 1994-1996;
                                                Chief Investment Officer of
                                                PNC Bank from 1992-1996.

*Eric K. Cheung        Vice President  1998     Since 1991, Division Manager         0
43 years old                                    for all fixed income
                                                products at Wilmington Trust
                                                Company.

*Pat Colletti          Treasurer       1999     Vice President and Director          0
41 years old                                    of Investment Accounting
                                                and Administration of PFPC
                                                Inc. since April 1999.
                                                Controller for the Reserve
                                                Funds from 1986 to 1999.

*Gary M. Gardner       Secretary       1999     Senior Vice President of              0
48 years old                                    PFPC Inc. since January
                                                1994.

*  Interested Person of the Fund as defined in Section 2(a)(19) of the 1940 Act.

                  The following persons have been nominated for election to the Board of Trustees of WT Mutual Fund:

                                                                                               WT FUND
                                                                                            SHARES OWNED
                                                                                            BENEFICIALLY
       NAME AND AGE                   PRINCIPAL OCCUPATION FOR PAST 5 YEARS                    8/24/99
       ------------                   -------------------------------------                 ------------

Eric Brucker                 Dean of the College of Business, Public Policy and                   0
58 years old                 Health at the University of Maine since September
                             1998.  Dean of the School of Management at the
                             University of Michigan from June 1992 to September
                             1998.  Professor of Economics, Trenton State College
                             from September 1989 to June 1992. Vice President for
                             Academic Affairs, Trenton State College from September
                             1989 to June 1991.  Dean of College of Business and
                             Economics and Chairman of various committees at the
                             University of Delaware from 1976 to September 1989.
                             Trustee of the funds in the Rodney Square group of
                             funds.

John J. Quindlen             See above description.                                               0
67 years old

Louis Klein Jr.              Self employed financial consultant from 1991 to the                  0
63 years old                 present.  Has held the positions of Trustee, Manville
                             Personal Injury Settlement Trust; Director, Riverwood
                             International Corporation; and Director, Manville
                             Corporation since 1991.  Trustee of The CRM Funds.

Clement C. Moore, II         Managing Partner, Mariemont Holdings, LLC, a commercial              0
55 years old                 real estate holding and development company from 1980
                             to present.  Trustee of The CRM Funds.

William P. Richards*         Managing Director - Client Service and Portfolio                     0
62 years old                 Communication, Roxbury Capital Management since 1998.
                             Formerly Senior Vice President and Partner, Van
                             Deventer & Hoch, an investment management firm.

*  Interested Person of the Fund as defined in Section 2(a)(19) of the 1940 Act.

                  The following chart provides certain information for the fiscal year ended June 30, 1999 about the fees paid by WT Mutual Fund and WT Trust to the Trustees:

                               COMPENSATION TABLE
-------------------------------------------------------------------------------------
       (1)                 (2)             (3)               (4)                    (5)
                                                                                   TOTAL
                                        PENSION OR                              COMPENSATION
                        AGGREGATE       RETIREMENT                                 FROM WT
                       COMPENSATION  BENEFITS ACCRUED   ESTIMATED ANNUAL         FUND COMPLEX
     NAME OF             FROM WT      AS PART OF FUND    BENEFITS UPON             PAID TO
 PERSON & POSITION      MUTUAL FUND       EXPENSES          RETIREMENT             TRUSTEE
 -----------------      -----------       --------          ----------              -------
Robert H. Arnold          $7,318                 0                   0               $14,637
     Trustee

Lawrence B. Thomas        $7,318                 0                   0               $14,637
     Trustee

Nicholas A. Giordano      $7,318                 0                   0               $14,637
     Trustee

Robert J. Christian            0                 0                   0                     0
     President and
     Trustee

DESCRIPTION OF SECURITIES TO BE ISSUED

                  WT Mutual Fund is registered with the SEC as an open-end management investment company. Shares of Wilmington Value Portfolio entitle their holders to one vote per full share and fractional votes for fractional shares held. Wilmington Value Portfolio will issue Investor class shares and Institutional class shares. The difference between these two share classes is that Investor Shares will be subject to Rule 12b-1 fees which compensate the Portfolio's distributor for distribution and shareholder servicing activities. Institutional shares will not be subject to Rule 12b-1 fees and are restricted to certain investors. According to the Reorganization Plan, Value Equity Portfolio would receive Institutional shares of Wilmington Value Portfolio on the Closing Date; therefore, its shareholders would become Institutional class shareholders. Such shareholders would not pay Rule 12b-1 fees and would be able to purchase or redeem Institutional class shares without a sales charge.

                  Both WT Mutual Fund and WT Investment Trust I are business trusts established under the Delaware Business Trust Act. The Rodney Square Strategic Equity Fund is a business trust formed under the Massachusetts statute governing business trusts. The Delaware Act provides a more comprehensive statutory framework for the governance of business trusts than the Massachusetts statute.

                  Trusts formed under either statute can issue multiple classes or series of shares and have an unlimited number of authorized shares. Both forms of business trust permit such matters as election or removal of Trustees, shareholder voting rights, shareholder meetings and quorum requirements to be governed by a trust agreement. Also, both Delaware and Massachusetts business trusts are permitted to grant broad powers to the Trustees, including the authority to amend the trust agreement without shareholder approval. Generally, the responsibilities, powers and fiduciary duties of trustees of Massachusetts business trusts and Delaware business trusts are substantially the same.

                  However, the Delaware Act, as opposed to the Massachusetts statute, expressly states that the debts, liabilities or obligations incurred by a particular series of a multiple series business trust registered under the 1940 Act are enforceable only against the assets of such series so long as certain minor conditions are met. This means that none of the other series (portfolios) in a multiple series mutual fund like WT Mutual Fund may be charged with the liabilities of another series (portfolio). Moreover, the Delaware Act expressly states that the shareholders of a business trust shall be entitled to the same limitation of personal liability extended to stockholders of corporations. Lastly, the Delaware Act provides that a trustee (when acting as such) shall not be personally liable to any person other than the business trust or a beneficial owner for any act, omission, or obligation of the business trust or any trustee thereof, unlike the Massachusetts statute.

                  Other than terms affected by the statutory differences between Massachusetts and Delaware business trusts described in the preceding paragraphs, the terms of the trust agreements of WT Mutual Fund and The Rodney Square Strategic Equity Fund are not materially different.

                  Wilmington Value Portfolio does not hold annual meetings of shareholders. There normally will be no meetings of shareholders for the purpose of electing Trustees unless fewer than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. The Trustees will call annual or special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or WT Mutual Fund's trust agreement, or at their discretion.

                  Whenever Wilmington Value Portfolio, as a shareholder of its master fund, is requested to vote on any matter submitted to the shareholders of the master fund, the Portfolio will hold a meeting of its shareholders to consider such matters. Wilmington Value Portfolio will cast its votes in proportion to the votes received from its shareholders. Shares for which Wilmington Value Portfolio receives no voting instructions will be treated as having been voted in the same proportion as the votes received from Wilmington Value Portfolio shareholders.

FEDERAL INCOME TAX CONSIDERATIONS

                  The following is a general summary of the material Federal income tax consequences of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the existing Treasury regulations thereunder, current administrative rulings of the Internal Revenue Services ("IRS") and judicial decisions, all of which are subject to change. It is limited to shareholders who are individuals who hold the Value Equity Portfolio shares and who will hold the WT Fund shares, as capital assets, and does not apply to shareholders who hold the stock as part of a hedge, straddle or other financial investments, or who are subject to special tax rules, such as dealers or traders in securities. The principal Federal income tax consequences that are expected to result from the Reorganization, under currently applicable law, are as follows:

         (1) Wilmington Value Portfolio's acquisition of Value Equity Portfolio's assets in exchange solely for Wilmington Value Portfolio shares, followed by Value Equity Portfolio's distribution of those shares pro rata to its shareholders in exchange for their Value Equity Portfolio shares, will constitute a "reorganization" within the meaning of section 368(a) of the Code;

         (2) Value Equity Portfolio will recognize no gain or loss on the transfer to Wilmington Value Portfolio of its assets in exchange solely for Wilmington Value Portfolio Institutional class shares and the assumption by the Wilmington Value Portfolio of any stated liabilities of the Value Equity Portfolio;

         (3) No gain or loss will be recognized by the Wilmington Value Portfolio or the WT Value Series on its receipt of the Wilmington Value Portfolio's assets in exchange for the WT Value Series shares and the assumption by the WT Value Series of the Wilmington Value Portfolio's liabilities;

         (4) Wilmington Value Portfolio's tax basis for the transferred assets will be the same as the basis thereof in Value Equity Portfolio's hands immediately before the Reorganization, and Wilmington Value Portfolio's holding period for those assets will include Value Equity Portfolio's holding period therefor;

         (5) A Value Equity Portfolio shareholder will recognize no gain or loss on the constructive exchange of all its Value Equity Portfolio shares solely for Wilmington Value Portfolio shares pursuant to the Reorganization;

         (6) No gain or loss will be recognized to the shareholders on the exchange of their Value Equity Portfolio shares solely for shares in Wilmington Value Portfolio; and

         (7) A Value Equity Portfolio shareholder's aggregate tax basis for the Wilmington Value Portfolio shares to be received by it in the Reorganization will be the same as the aggregate basis for its Value Equity Portfolio shares to be constructively surrendered in exchange for those Wilmington Value Portfolio shares, and its holding period for those Wilmington Value Portfolio shares will include its holding period for those Value Equity Portfolio shares, provided they are held as capital assets by the shareholder on the Closing Date.

                  The consummation of the Reorganization is subject to the receipt of a favorable tax opinion from Pepper Hamilton LLP as to these tax consequences of the Reorganization. The opinion will be based on current law and normal and customary assumptions and representations to be made by the Funds.

                  Shareholders of Value Equity Portfolio should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers about state and local tax consequences, if any, of the Reorganization.

CAPITALIZATION

                  The following table shows the capitalization of each Fund as of June 30, 1999, and on a pro forma combined basis (unaudited) as of June 30, 1999, giving effect to the Reorganization:

                                                                Combined
                             Wilmington Value   Value Equity    Portfolio
                                Portfolio        Portfolio     Pro Forma 1
                             ----------------   ------------   ------------
Net Assets                          $0          $79,060,060     $79,060,060

Net Asset Value Per Share           $0                $9.82           $9.82

Shares Outstanding                   0            8,051,614       8,051,614

--------------------------
     1 Full pro forma financial statements are included in the Statement of Additional Information to this Proxy Statement.

BOARD CONSIDERATION OF THE REORGANIZATION

                  At a meeting held on May 13, 1999, the Board, including a majority of the Independent Trustees, determined that the Reorganization is in the best interests of Value Equity Portfolio, that the terms of the Reorganization are fair and reasonable and that the interests of the Portfolio's shareholders will not be diluted as a result of the Reorganization.

                  In approving the Reorganization, the Board, including a majority of the Independent Trustees, considered a number of factors, including the following:

                  (1) the similarity of the Funds' investment objectives, strategies, risks and restrictions;

                  (2) that the maximum total operating expenses of Wilmington Value Portfolio, after reimbursements by WTC, will not exceed the current maximum total operating expenses of Value Equity Portfolio taking into account waivers and reimbursements;

                  (3) the costs to be incurred by each Fund as a result of the Reorganization;

                  (4)      the anticipated tax-free nature of the
                           Reorganization; and

                  (5) the potential benefits of the Reorganization to shareholders, as described above under "Objectives of the Reorganization."

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 1.

                                  OTHER MATTERS

                  The Board knows of no other business to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated in the proxies.

                                SERVICE PROVIDERS

                  WTC, located at 1100 North Market Street, Wilmington, Delaware 19890, serves as investment adviser to Value Equity Portfolio. WTC is engaged in a variety of investment advisory activities including the management of collective investment pools and has nearly a century of experience managing the personal investments of high net-worth individuals. WTC presently manages over $7 billion in fixed income assets and approximately $15.5 billion in equity assets for clients.

                  WTC is a state-chartered bank organized as a Delaware corporation in 1903. WTC is wholly-owned by Wilmington Trust Corporation, a publicly-held bank holding company. Ted T. Cecala is the principal executive officer of WTC. The name and principal occupation of each director of WTC as of September 1, 1999 were as follows:

NAME OF DIRECTOR             OCCUPATION
----------------             ----------

Ted T. Cecala                Chief Executive Officer and Chairman of the Board of Wilmington
                             Trust Corporation

Andrew B. Kirkpatrick        Counsel to the law firm of Morris, Nichols, Arsht and Tunnell

David P. Roselle             President of the University of Delaware

Mary Jornlin-Theisen         Civic leader

Charles S. Crompton, Jr.     Partner of the law firm of Potter, Anderson & Corroon

Edward B. du Pont            Private investor

Stacey J. Mobley             Senior Vice President, external affairs, E.I. Du Pont de Nemours and
                             Company

Carolyn S. Burger            Principal of CB Associates, Inc., a consulting firm

Robert V. A. Harra, Jr.      President, Chief Operating Officer and Treasurer of Wilmington Trust

Leonard W. Quill             Retired

Richard R. Collins           Chairman of Collins, Inc., a consulting firm

Hugh E. Miller               Retired

Thomas P. Sweeney            Partner in the law firm of Richards, Layton & Finger, P.A.

H. Stewart Dunn, Jr.         Partner in the law firm of Ivins, Phillips & Barker


NAME OF DIRECTOR             OCCUPATION
----------------             ----------
R. Keith Elliot              Chairman of the Board and Chief Executive Officer of Hercules
                             Incorporated

Walter D. Mertz              Retired Senior Vice President of Wilmington Trust Corporation and
                             WTC; Associate Director

G. Burton Pearson            Retired Senior Vice President of Wilmington Trust Corporation and
                             WTC; Associate Director

Rex L. Mears                 President of Ray S. Mears and Sons, Inc.

Robert W. Tunnell, Jr.       Managing Partner of Tunnell Companies, L.P.

H. Rodney Sharp, III         Retired

                  The address of each of the foregoing directors is 1100 North Market Street, Wilmington, Delaware 19890.

                  Pursuant to separate Administrative Services Agreements between PFPC Inc. and WT Mutual Fund and between PFPC and The Rodney Square Strategic Equity Fund, PFPC provides administrative services to both Funds, including accounting and recordkeeping services and functions. PFPC is located at 400 Bellevue Parkway, Wilmington, Delaware 19809.

                  The underwriter of each Fund's Shares is Provident Distributors, Inc., located at Four Falls Corporate Center, 6th Floor, West Conshohocken, PA 19428.

                                  MISCELLANEOUS

                  AVAILABLE INFORMATION. Each Fund is subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith are required to file reports, proxy material and other information with the SEC. These reports, proxy material and other information can be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, the Midwest Regional office of the SEC, Northwest Atrium Center, 500 West Madison Street, Suite 400, Chicago, Illinois 60611, and the Northeast Regional Office of the SEC, Seven World Trade Center, Suite 1300, New York, New York 10048. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20459 at prescribed rates.

                  LEGAL MATTERS Certain legal matters in connection with the issuance of Wilmington Value Portfolio shares as part of the Reorganization will be passed upon by WT Mutual Fund's counsel, Pepper Hamilton LLP.

                  EXPERTS The audited financial statements of Value Equity Portfolio for the fiscal year ended June 30, 1999, included as Appendix B to the Statement of Additional Information delivered with this Proxy Statement, have been audited by Ernst & Young LLP, auditors for The Rodney Square Strategic Equity Fund. The financial statements have been incorporated herein by reference in reliance on their reports given upon their authority as experts in auditing and accounting matters.

                  Since Wilmington Value Portfolio is a newly-created shell fund, it has no assets, income or losses to report in a financial statement.

                                   APPENDIX A

                             PRINCIPAL SHAREHOLDERS

                  The following table sets forth the ownership of Value Equity Portfolio's outstanding equity securities as of September 28, 1999 by each owner of 5% or more of a Fund's outstanding equity securities. Since Wilmington Value Portfolio has not yet commenced operations, there are no current owners of its shares.

                                AMOUNT
                                  OF
                               OWNERSHIP      NAME AND ADDRESS                    PERCENTAGE
                               ---------      ----------------                    ----------
VALUE EQUITY PORTFOLIO      1,855,012.35      Wilmington Trust Company, Trustee   23.83%
                                              For Wilmington Trust Company
                                              401K Thrift Savings Plan
                                              P.O. Box 8882
                                              Wilmington, DE 19899

                            1,689,545.28      Wilmington Trust Company, Trustee   21.71%
                                              For Wilmington Trust Company
                                              Pension Trust
                                              P.O. Box 8882
                                              Wilmington, DE 19899


                                   APPENDIX B
                             PRELIMINARY PROSPECTUS

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE PORTFOLIOS' REGISTRATION STATEMENT FILED WITH THE SECURITY EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE OFFERS OR SALES ARE NOT PERMITTED.

                    THE WILMINGTON LARGE CAP GROWTH PORTFOLIO
                     THE WILMINGTON LARGE CAP CORE PORTFOLIO
                     THE WILMINGTON SMALL CAP CORE PORTFOLIO
                    THE WILMINGTON LARGE CAP VALUE PORTFOLIO
                     THE WILMINGTON MID CAP VALUE PORTFOLIO
                    THE WILMINGTON SMALL CAP VALUE PORTFOLIO
              THE WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO

                                OF WT MUTUAL FUND

================================================================================


                          PROSPECTUS DATED______, 1999

This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

Please note that these mutual funds:

[BULLET] are not bank deposits
[BULLET] are not obligations of, or guaranteed or endorsed by Wilmington Trust
         Company or any of its affiliates
[BULLET] are not federally insured
[BULLET] are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency
[BULLET] are not guaranteed to achieve their goal(s)

Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                                TABLE OF CONTENTS

A LOOK AT THE GOALS, STRATEGIES,    PORTFOLIO DESCRIPTION
RISKS, EXPENSES AND FINANCIAL       Summary....................................3
HISTORY OF EACH PORTFOLIO.          Performance Information....................5
                                    Fees and Expenses..........................9
                                    Investment Objectives.....................11
                                    Primary Investment Strategies.............12
                                    Additional Risk Information...............19
                                    Financial Highlights......................21

DETAILS ABOUT THE SERVICE           MANAGEMENT OF THE FUND
PROVIDERS.                          Investment Advisers.......................23
                                    Portfolio Managers........................24
                                    Service Providers.........................27

POLICIES AND INSTRUCTIONS FOR       SHAREHOLDER INFORMATION
OPENING, MAINTAINING AND            Pricing of Shares.........................29
CLOSING AN ACCOUNT IN ANY OF        Purchase of Shares........................29
THE PORTFOLIOS.                     Redemption of Shares......................31
                                    Exchange of Shares........................32
                                    Distributions.............................33
                                    Taxes.....................................33

DETAILS ON DISTRIBUTION             DISTRIBUTION ARRANGEMENTS
PLANS AND THE PORTFOLIOS'           Rule 12b-1 Fees...........................34
MASTER/FEEDER FUND                  Master/Feeder Structure...................35
ARRANGEMENT.                        Share Class...............................35


                                    FOR MORE INFORMATION..............back cover

For information about key terms and concepts, look for our "PLAIN TALK" explanations.

                    THE WILMINGTON LARGE CAP GROWTH PORTFOLIO
                    THE WILMINGTON LARGE CAP CORE PORTFOLIO
                     THE WILMINGTON SMALL CAP CORE PORTFOLIO
                    THE WILMINGTON LARGE CAP VALUE PORTFOLIO
                     THE WILMINGTON MID CAP VALUE PORTFOLIO
                    THE WILMINGTON SMALL CAP VALUE PORTFOLIO
              THE WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO

PORTFOLIO DESCRIPTION
         PLAIN TALK
         -----------------------------------------------------------------------
         WHAT IS A MUTUAL FUND?
         A mutual fund pools shareholders' money and, using a professional investment manager, invests it in securities like stocks and bonds. Each Portfolio is a separate mutual fund.
         -----------------------------------------------------------------------

SUMMARY
         PLAIN TALK
         -----------------------------------------------------------------------
         WHAT IS "CAP"?
         Cap or the market capitalization of a company means the value of the company's common stock in the stock market.
         -----------------------------------------------------------------------

Investment Objective   [BULLET] The LARGE CAP GROWTH PORTFOLIO and
                                the SMALL CAP CORE PORTFOLIO each seek superior long-term growth of capital.
                       [BULLET] The LARGE CAP CORE PORTFOLIO, the LARGE CAP
                                VALUE PORTFOLIO, the MID CAP VALUE PORTFOLIO and the SMALL CAP VALUE PORTFOLIO each seek to achieve long-term capital appreciation.
                       [BULLET] The INTERNATIONAL MULTI-MANAGER PORTFOLIO seeks
                                superior long-term capital appreciation.
--------------------------------------------------------------------------------
Investment Focus       [BULLET] Equity (or related) securities
--------------------------------------------------------------------------------
Share Price Volatility [BULLET] Moderate to high
--------------------------------------------------------------------------------
Principal Investment   [BULLET] Each Portfolio operates as a "feeder fund" which
Strategy means that the Portfolio does not buy individual securities directly. Instead, it invests in a corresponding mutual fund or "master fund," which in turn purchases investment securities. The Portfolios invest all of their assets in master funds which are separate series of WT Investment Trust I. Each Portfolio and its corresponding Series have the same investment objective, policies and limitations.
                       [BULLET] The LARGE CAP GROWTH PORTFOLIO invests in the WT
                                Large Cap Growth Series, which invests at least 65% of its total assets in a diversified portfolio of U.S. equity (or related) securities of corporations with a market cap of $2 billion or more, which have above average earnings potential compared to the securities market as a whole. The Series' adviser purchases stock it believes exhibit consistent, above-average earnings growth, superior quality and attractive risk/reward characteristics. The adviser analyzes the Stocks of over 2000 companies using a bottom-up approach to search for high quality companies which are growing at about double the market's average rate.

                                The adviser generally sells stocks when the risk/rewards of a stock turn negative, when company fundamentals deteriorate, and when a stock under performs the market or its peer group.

--------------------------------------------------------------------------------
                       [BULLET] The LARGE CAP CORE PORTFOLIO invests in the
                                Large Cap Core Series, which invests at least 65% of its total assets, under normal conditions, primarily in a diversified portfolio of U.S. equity (or related) securities or medium and large cap corporations with strong growth and value characteristics.
                       [BULLET] The SMALL CAP CORE PORTFOLIO invests in the
                                Small Cap Core Series, which invests at least 65% of its total assets in a diversified portfolio of U.S. equity (or related) securities with a market cap of $2 billion or less at the time of purchase. The Series' investment adviser employs a combined growth and value investment approach and invests in the stocks of companies with the most attractive combination of long-term earnings, growth and valuation.
                       [BULLET] The INTERNATIONAL MULTI-MANAGER PORTFOLIO
                                invests in the International Multi-Manager
                                Series, which invests at least 85% of its total assets in a diversified portfolio of equity (or related) securities of foreign issuers.
                       [BULLET] The LARGE CAP VALUE PORTFOLIO invests in the
                                Large Cap Value Series, which invests at least 65% of its total assets in a diversified portfolio of U.S. equity (or related) securities with a market cap of $10 billion or higher at the time of purchase. The Series invests in securities believed to be undervalued as compared to the company's potential profitability, and invests in stocks which are ignored by financial analysts. The Series' adviser looks for companies facing dynamic changes such as merger or acquisition, restructuring, change of management, or other type of change in operation, financing or management. The series' adviser sets valuation parameters using relative ratios and target prices. The adviser seeks stocks believed to have a greater upside potential than downside risk over an 18 to 24 mouth holding period. The Series sells a stock when its target price has been reached, and when company fundamentals do not change within the stock holding period to bring the stock to its target price.
                       (BULLET) The MID CAP VALUE PORTFOLIO invests in the Mid
                                Cap Value Series, which invests at least 65% of its total assets in a diversified portfolio of U.S. equity (or related) securities with a market cap between $1 and $10 billion at the time of purchase. The Series invests in securities believed to be undervalued as compared to the company's potential profitability.
                       [BULLET] The SMALL CAP VALUE PORTFOLIO invests in the
                                Small Cap Value Series, which invests at least 65% of its total assets in a diversified portfolio of U.S. equity (or related) securities with a market cap of $1 billion or less at the time of purchase. The Series invests in securities believed to be undervalued as compared to the company's potential profitability.

--------------------------------------------------------------------------------
Principal Risks            The Portfolios are subject to the following risks
                           summarized below which are further described under
                           "Additional Risk Information."
                       [BULLET] An investment in a Portfolio is not a deposit of
                                Wilmington Trust Company or any of its
                                affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
                       [BULLET] It is possible to lose money by investing in a
                                Portfolio.
                       [BULLET] A Portfolio's share price will fluctuate in
                                response to changes in the market value of the Portfolio's investments. Market value changes result from business developments affecting an issuer as well as general market and economic conditions.
                       [BULLET] Small cap companies may be more vulnerable than
                                larger companies to adverse business or economic developments, and their securities may be less liquid and more volatile than securities of larger companies.
                       [BULLET] The International Multi-Manager Portfolio is
                                subject to foreign security risk and the risk of losses caused by changes in foreign currency exchange rates.
                       [BULLET] The International Multi-Manager Portfolio is not
                                authorized to depart from its primary investment policies and temporarily pursue a defensive investment policy, even during periods of declining markets. Consequently, they are subject to a greater risk of capital
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                loss if adverse market conditions arise and
                                persist in the future than funds which are
                                permitted to adopt a defensive position.
                       [BULLET] Growth-oriented investments may be more volatile
                                than the rest of the U.S. stock market as a
                                whole.
                       [BULLET] A value-oriented investment approach is subject
                                to the risk that a security believed to be
                                undervalued does not appreciate in value as
                                anticipated.
                       [BULLET] The performance of a Portfolio will depend on
                                whether or not the adviser or sub-adviser is
                                successful in pursuing an investment strategy.
--------------------------------------------------------------------------------
Investor Profile           Investors who want the value of their investment to
                           grow and who are willing to accept more volatility
                           for the possibility of higher returns.
--------------------------------------------------------------------------------


PERFORMANCE INFORMATION

                      WILMINGTON LARGE CAP GROWTH PORTFOLIO
The chart below shows the changes in annual total returns for the Large Cap Growth Portfolio for the last 10 calendar years of the Portfolio through December 31, 1998. The information shows you how the Portfolio's performance has varied year by year and provides some indication of the risks of investing in the Portfolio. Until February 23, 1998, the Portfolio invested in both large and small capitalization securities. The Portfolio's investment policy now calls for investments to be made exclusively in large capitalization equity securities with strong growth characteristics. Accordingly, the Portfolio's historical performance may not reflect its current investment practices. Past performance is not necessarily an indicator of how the Portfolio will perform in the future.

Bar Chart [Graphic Omitted]

EDGAR Representation of Data Points Used in Printed Graphic

                      CALENDAR YEAR TOTAL RETURNS
                      ---------------------------
                1989                               27.15%
                1990                               (7.15)%
                1991                               41.54%
                1992                                5.95%
                1993                               14.57%
                1994                                (.23)%
                1995                               28.43%
                1996                               24.25%
                1997                               27.50%
                1998                               23.58%

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE PORTFOLIO'S INSTITUTIONAL SHARES FROM CALENDAR YEAR TO CALENDAR YEAR. THE BAR CHART DOES NOT REFLECT DEDUCTIONS FOR RULE 12B-1 DISTRIBUTION FEES, IF SUCH AMOUNTS WERE REFLECTED, RETURNS WOULD BE LESS.

                       BEST QUARTER        WORST QUARTER
                          25.34%             -17.12%
                    (December 31, 1998) (September 30, 1990)

         PLAIN TALK
         -----------------------------------------------------------------------
         WHAT IS AN INDEX?
         An index is a broad measure of the market performance of a specific group of securities in a particular market, or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.
         -----------------------------------------------------------------------

Institutional Shares
AVERAGE ANNUAL RETURNS AS OF 12/31/98      1 YEAR       5 YEARS        10 YEARS
-------------------------------------      ------       -------        --------
Large Cap Growth Portfolio                 23.58%       20.19%         17.67%
S&P 500 Index*                             28.58%       24.06%         19.19%

-------------------------
* The S&P 500 Index is the Standard and Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

         PLAIN TALK
         -----------------------------------------------------------------------
         WHAT IS TOTAL RETURN?
         Total return is a measure of the per-share change in the total value of a fund's portfolio, including any distributions paid to you. It is measured from the beginning to the end of a specific time period.
         -----------------------------------------------------------------------

                       WILMINGTON LARGE CAP CORE PORTFOLIO
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. Of course, past performance does not necessarily indicate how the Portfolio will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE PORTFOLIO'S INSTITUTIONAL SHARES FROM CALENDAR YEAR TO CALENDAR YEAR. THE BAR CHART DOES NOT REFLECT DEDUCTIONS FOR RULE 12B-1 DISTRIBUTION FEES, IF SUCH AMOUNTS WERE REFLECTED, RETURNS WOULD BE LESS.

                           BEST QUARTER      WORST QUARTER
                                --%              --%
                            (___, 199_)       (___, 199_)

Institutional Shares                                           SINCE INCEPTION
AVERAGE ANNUAL RETURNS AS OF 12/31/98       1 YEAR             (JANUARY 1995)
-------------------------------------       ------             --------------
Large Cap Core Portfolio
S&P 500 Index*

-------------------------
* The S&P 500 Index is the Standard and Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

                       WILMINGTON SMALL CAP CORE PORTFOLIO
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio and its predecessor the Small Cap Stock Fund, a collective investment fund. The Small Cap Stock Fund's performance has been included for the periods prior to July 1, 1998 and has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Small Cap Equity Portfolio (i.e. adjusted to reflect anticipated expenses, absent investment advisory fees waivers). The Small Cap Stock Fund was not registered as a mutual fund under Investment Company Act of 1940 and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Service Code. If the Small Cap Stock Fund had been registered under the 1940 Act, its performance may have been different. Of course, past performance does not necessarily indicate how the Portfolio will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE PORTFOLIO'S INSTITUTIONAL SHARES FROM CALENDAR YEAR TO CALENDAR YEAR. THE BAR CHART DOES NOT REFLECT DEDUCTIONS FOR RULE 12B-1 DISTRIBUTION FEES, IF SUCH AMOUNTS WERE REFLECTED, RETURNS WOULD BE LESS.

                           BEST QUARTER         WORST QUARTER
                              20.59%              -17.92%
                       (September 30, 1997)    (June 30, 1998)

Institutional Shares                                          SINCE INCEPTION
AVERAGE ANNUAL RETURNS AS OF 12/31/98        1 YEAR           (APRIL 1, 1997)
-------------------------------------        ------           ---------------
Small Cap Core Portfolio                     -2.32%           17.40%
Russell 2000 Index*                          -2.54%           13.99%

-------------------------

* The Russell 2000 Index is a market weighted index composed of 2000 companies with market capitalizations from $50 million to $1.8 billion. The Index is unmanaged and reflects the reinvestment of dividends.

                WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio and its predecessor the International Stock Fund, a collective investment fund. The International Stock Fund's performance has been included for periods prior to July 1, 1998 and has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the International Equity Portfolio (i.e. adjusted to reflect anticipated expenses, absent investment advisory fees waivers). The International Stock Fund was not registered as a mutual fund under the 1940 Act and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code. If the International Stock Fund had been registered under the 1940 Act, its performance may have been different. Of course, the past performance does not necessarily indicate how the Portfolio will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE PORTFOLIO'S INSTITUTIONAL SHARES FROM CALENDAR YEAR TO CALENDAR YEAR. THE BAR CHART DOES NOT REFLECT DEDUCTIONS FOR RULE 12B-1 DISTRIBUTION FEES, IF SUCH AMOUNTS WERE REFLECTED, RETURNS WOULD BE LESS.

                          BEST QUARTER           WORST QUARTER
                             16.21%                 -22.76%
                      (September 30, 1989)    (September 30, 1990)

Institutional Shares
AVERAGE ANNUAL RETURNS AS OF 12/31/98           1 YEAR      5 YEARS     10 YEARS
-------------------------------------           ------      -------     --------
International Multi-Manager Portfolio           13.48%      6.17%       9.06%
Morgan Stanley Capital International Europe,
Australasia and Far East Index                  20.00%      9.19%       5.54%
-------------------------

                      WILMINGTON LARGE CAP VALUE PORTFOLIO
The chart below shows the changes in annual total returns of complete calendar years for the Portfolio, which commenced operations on June 29, 1998, and for its predecessor the Value Stock Fund, a collective instrument fund, whose assets were transferred into the Portfolio on June 29, 1998. The information shows you how the Portfolio's performance has varied year by year and provides some indication of the risks of investing in the Portfolio. The Value Stock Fund's performance has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Portfolio (i.e., adjusted to reflect anticipated expenses, absent investment advisory fees waivers). The Value Stock Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended, (the "1940 Act") and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the "Code"). If the Value Stock Fund had been registered under the 1940 Act, its performance may have been different. Past performance is not necessarily an indicator of how the Portfolio will perform in the future.

Bar Chart [Graphic Omitted]
EDGAR Representation of Data Points Used in Printed Graphic

                      CALENDAR YEAR TOTAL RETURNS

                1992                               13.48%
                1993                               13.75%
                1994                               (1.64)%
                1995                               34.38%

                1996                               21.86%
                1997                               24.55%
                1998                               (2.75)%


THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE PORTFOLIO'S INSTITUTIONAL SHARES FROM CALENDAR YEAR TO CALENDAR YEAR. THE BAR CHART DOES NOT REFLECT DEDUCTIONS FOR RULE 12B-1 DISTRIBUTION FEES, IF SUCH AMOUNTS WERE REFLECTED, RETURNS WOULD BE LESS.

                      BEST QUARTER        WORST QUARTER
                         13.48%             -10.62%
                      (June 30, 1997)  (September 30, 1998)

Institutional Shares                                          SINCE INCEPTION
AVERAGE ANNUAL RETURNS AS OF 12/31/98    1 YEAR    5 YEARS    (DECEMBER 1, 1991)
-------------------------------------    ------    -------    ------------------
Large Cap Value Portfolio                -2.75%    14.30%     15.29%
S&P 500 Index                            28.58%    24.06%     21.08%
-------------------------

                       WILMINGTON MID CAP VALUE PORTFOLIO
The Portfolio has not been in operation for a full calendar year.

Institutional Shares                               SINCE INCEPTION
AVERAGE ANNUAL RETURNS AS OF 12/31/98    1 YEAR    (JANUARY 6, 1998)
-------------------------------------    ------    -----------------
Mid Cap Value Portfolio                  _____%    _____%
Russell Mid Cap Index*                   10.10%    _____%
-------------------------
* The Russell Mid Cap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 35% of the total market capitalization of the Russell 1000 Index.

                      WILMINGTON SMALL CAP VALUE PORTFOLIO
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. Of course, past performance does not necessarily indicate how the Portfolio will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE PORTFOLIO'S INSTITUTIONAL SHARES FROM CALENDAR YEAR TO CALENDAR YEAR. THE BAR CHART DOES NOT REFLECT DEDUCTIONS FOR RULE 12B-1 DISTRIBUTION FEES, IF SUCH AMOUNTS WERE REFLECTED, RETURNS WOULD BE LESS.

                        BEST QUARTER      WORST QUARTER
                             --%               --%
                         (___, 199_)       (___, 199_)

Institutional Shares                                        SINCE INCEPTION
AVERAGE ANNUAL RETURNS AS OF 12/31/98         1 YEAR        (OCTOBER 1, 1995)
-------------------------------------         ------        -----------------
Small Cap Value Portfolio                     -12.21%       -2.24%
Russell 2000 Index*                           15.40%        11.45%
-------------------------
* The Russell 2000 Index is a market weighted index composed of 2000 companies with market capitalizations from $50 million to $1.8 billion. The Index is unmanaged and reflects the reinvestment of dividends.

FEES AND EXPENSES
         PLAIN TALK
         -----------------------------------------------------------------------
         WHAT ARE FUND EXPENSES?
         Unlike an index, every mutual fund has operating expenses to pay for professional advisory, distribution, administration and custody services. Each Portfolio's expenses in the table below are shown as a percentage of its net assets. These expenses are deducted from Portfolio assets.
         -----------------------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold shares of a Portfolio. No sales charges or other fees are paid directly from your investment.

INSTITUTIONAL SHARES
ANNUAL FUND OPERATING                                                                               INTERNATIONAL
EXPENSES (EXPENSES THAT ARE              LARGE CAP GROWTH     LARGE CAP CORE     SMALL CAP CORE     MULTI-MANAGER
DEDUCTED FROM PORTFOLIO ASSETS) 1            PORTFOLIO           PORTFOLIO          PORTFOLIO         PORTFOLIO
                                             ---------           ---------          ---------         ---------
Management fees                                0.55%               0.70%              0.60%              0.65%
Distribution (12b-1) fees                      0.00%               0.00%              0.00%              0.00%
Other expenses                                 0.25%                   %                  %                  %
TOTAL ANNUAL OPERATING EXPENSES 2              0.80%                   %                  %                  %
Waivers/reimbursements                         0.05%                   %                  %                  %
Net expenses                                   0.75%               0.80%              0.80%              1.00%

ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE               LARGE CAP VALUE      MID CAP VALUE     SMALL CAP VALUE
DEDUCTED FROM PORTFOLIO ASSETS) 1            PORTFOLIO           PORTFOLIO          PORTFOLIO
                                             ---------           ---------          ---------
Management fees                                0.55%               0.75%              0.75%
Distribution (12b-1) fees                      0.00%               0.00%              0.00%
Other expenses                                 0.29%                   %                  %
TOTAL ANNUAL OPERATING EXPENSES 2              0.84%                   %                  %
Waivers/reimbursements                         0.09%                   %                  %
Net expenses                                   0.75%               1.50%              1.38%
-------------------------

1 The table above and the Example below each reflect the aggregate annual operating expenses of each Portfolio and the corresponding Series of the Trust in which the Portfolio invests.
2 For Institutional Shares, WTC has agreed to waive a portion of its advisory fee or reimburse expenses to the extent total annual operating expenses for Institutional shares exceed 0.75% for the Large Cap Growth Portfolio; .80% for the Large Core Portfolio; 0.75% for the Large Cap Value Portfolio; 0.80% for the Small Cap Core Portfolio; and 1.00% for the International Multi-Manager Portfolio. This waiver will remain in place until the Board of Trustees approves its termination. The management fees, other expenses and total annual operating expenses reflected in the table above are based on the Portfolios' actual expenses for the fiscal year ended June 30, 1999.


INVESTOR SHARES
ANNUAL FUND OPERATING                                                                                INTERNATIONAL
EXPENSES (EXPENSES THAT ARE              LARGE CAP GROWTH     LARGE CAP CORE     SMALL CAP CORE     MULTI-MANAGER
DEDUCTED FROM PORTFOLIO ASSETS) 1            PORTFOLIO           PORTFOLIO          PORTFOLIO          PORTFOLIO
                                             ---------           ---------          ---------          ---------
Management fees                                0.55%               0.70%              0.60%              0.65%
Distribution (12b-1) fees                      0.25%               0.25%              0.25%              0.25%
Other expenses                                 0.25%                   %                  %                  %
TOTAL ANNUAL OPERATING EXPENSES 2              1.05%                   %                  %                  %
Waivers/reimbursements                         0.05%                   %                  %                  %
Net expenses                                   1.00%               1.05%              1.05%              1.25%

ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE               LARGE CAP VALUE      MID CAP VALUE     SMALL CAP VALUE
DEDUCTED FROM PORTFOLIO ASSETS) 1            PORTFOLIO           PORTFOLIO          PORTFOLIO
                                             ---------           ---------          ---------
Management fees                                0.55%               0.75%              0.75%
Distribution (12b-1) fees                      0.25%               0.25%              0.25%
Other expenses                                 0.29%                   %                  %
TOTAL ANNUAL OPERATING EXPENSES 2              1.09%                   %                  %
Waivers/reimbursements                         0.09%                   %                  %
Net expenses                                   1.00%               1.75%              1.63%

-------------------------

1 The table above and the Example below each reflect the aggregate annual operating expenses of each Portfolio and the corresponding Series of the Trust in which the Portfolio invests.
2 For Investor Shares, WTC has agreed to waive a portion of its advisory fee or reimburse expenses to the extent total annual operating expenses for Investor shares exceed 1.00% for the Large Cap Growth Portfolio, 1.05% for the Large Cap Core Portfolio, 1.05% for the Small Cap Core Portfolio, 1.25% for the International Multi-Manager Portfolio and 1.00% for the Large Cap Value Portfolio of Trustees. This waiver will remain in place until the Board of Trustees approves its termination. The management fees, other expenses and total annual operating expenses reflected in the table above are based on the Portfolios' actual expenses for the fiscal year ended June 30, 1999.

EXAMPLE

This example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:
[BULLET]  you reinvested all dividends and other distributions;
[BULLET]  the average annual return was 5%;
[BULLET] the Portfolio's maximum (without regard to waivers or expenses) total operating expenses are charged and remain the same over the time periods; and
[BULLET]  you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:
INSTITUTIONAL SHARES                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------                   ------   -------   -------   --------
Large Cap Growth Portfolio              $82       $255     $444       $990
Large Cap Core Portfolio                $         $        $          $
Small Cap Core Portfolio                $         $        $          $
International Multi-Manager Portfolio   $         $        $          $
Large Cap Value Portfolio               $86       $268     $466       $1037
Mid Cap Value Portfolio                 $         $        $          $
Small Cap Value Portfolio               $         $        $          $

INVESTOR SHARES                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------                        ------   -------   -------   --------
Large Cap Growth Portfolio              $107      $334     $579      $1283
Large Cap Core Portfolio                $         $        $         $
Small Cap Core Portfolio                $         $        $         $
International Multi-Manager Portfolio   $         $        $         $
Large Cap Value Portfolio               $111      $347     $601      $1329
Mid Cap Value Portfolio                 $         $        $         $
Small Cap Value Portfolio               $         $        $         $

THE ABOVE EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF A PORTFOLIO'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE.

INVESTMENT OBJECTIVES
The LARGE CAP GROWTH PORTFOLIO and the SMALL CAP CORE PORTFOLIO each seek superior long-term growth of capital. The LARGE CAP CORE PORTFOLIO, the LARGE CAP VALUE PORTFOLIO, the MID CAP VALUE PORTFOLIO and the SMALL CAP VALUE PORTFOLIO each seek to achieve long-term capital appreciation. The INTERNATIONAL MULTI-MANAGER PORTFOLIO seeks superior long-term capital appreciation. The investment objectives for each Portfolio except Large Cap Core Portfolio may not be changed without shareholder approval. There is no guarantee that a Portfolio will achieve its investment objective.

For purposes of these investment objectives, "superior" long-term growth of capital means to exceed the long-term growth of capital from an investment in the securities comprising the S&P 500 Index (for the Large Cap Growth and Large Cap Core Portfolios); the Russell 1000 Index for the Large Cap Value Portfolio; the Russell 2000 Index, (for the Small Cap Core, and the Small Cap Value Portfolios); and the Russell Mid Cap Index (for the Mid Cap Value Portfolio), the Morgan Stanley Capital International Europe, Australasia and Far East Index (for the International Multi-Manager Portfolio). For more information on the specific Indexes, see the Section entitled "Primary Investment Strategies."

PRIMARY INVESTMENT STRATEGIES

         PLAIN TALK
         -----------------------------------------------------------------------
         WHAT ARE GROWTH FUNDS?
         Growth funds invest in the common stock of growth-oriented companies seeking maximum growth of earnings and share price with little regard for dividend earnings. Generally, companies with high relative rates of growth tend to reinvest more of their profits into the company and pay out less to shareholders in the form of dividends. As a result, investors in growth funds tend to receive most of their return in the form of capital appreciation.
         -----------------------------------------------------------------------

The LARGE CAP GROWTH PORTFOLIO invests its assets in the WT Large Cap Growth Series, which, under normal market conditions, invests at least 65% of its total assets in the following equity (or related) securities:
[BULLET] common stocks of U.S.corporations that are judged by the adviser to have strong growth characteristicsand, with respect to at least 65% of the Series' total assets, have a market capitalization of $2 billion or higher at the time of purchase;
[BULLET] options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above;
[BULLET] options on indexes of the common stock of U.S. corporations described above; and
[BULLET] contracts for either the future delivery, or payment in respect of the future market value, of certain indexes of the common stock of U.S. corporations described above, and options upon such futures contracts.

The adviser looks for high quality, sustainable growth stocks while paying careful attention to valuation. Research is bottom-up, emphasizing business fundamentals, including financial statement analysis and industry and competitor evaluations. The adviser selects stocks it believes exhibit consistent, above-average earnings growth, superior quality and attractive risk/reward characteristics. These dominant companies are expected to generate consistent earnings growth in a variety of economic environments.

The adviser also seeks to provide a greater margin of safety and stability in the Series. Superior earnings growth is expected to translate ultimately into superior compounding of returns. Additionally, several valuation tools are used to avoid over-paying for growth or chasing "hot" stocks. Over time, the adviser believes these favorable characteristics will produce superior returns with less risk than many growth styles.

The adviser's research team analyzes a broad universe of over 2,000 companies. Industry specialists search for high-quality companies growing at roughly double the market's average. Approximately 150 stocks pass these initial screens and are subject to thorough research. Dominant market share, strong financials, the power to price, significant free cash flow and shareholder-oriented management are critical variables.

Final purchase candidates are selected by the adviser's investment committee based on attractive risk/reward characteristics and diversification guidelines. Certain industries may be over or under-weighted by the adviser based upon favorable growth rates or valuation parameters.

The adviser attempts to maintain portfolio continuity by purchasing sustainable growth companies that are less sensitive to short-term economic trends than cyclical, low quality companies. The adviser generally sells stocks when the risk/reward characteristics of a stock turn negative, company fundamentals deteriorate, or the stock underperforms the market or its peer group. The latter device is employed to minimize mistakes and protect capital.

The Series combines three distinct components, each of which is intended to enhance returns and add balance.

LARGE CAP GROWTH STOCKS (over $5 billion in total market cap) - Up to 100%, but not less than 65%, of the Series' total assets:
     [BULLET] Mature, predictable businesses
     [BULLET] Capital appreciation and income
     [BULLET] Highest liquidity

MEDIUM CAP GROWTH STOCKS (between $1 and $5 billion in total market cap) - Up to 20% of the Series' total assets:
     [BULLET] Superior long-term potential
     [BULLET] Strong niche or franchise
     [BULLET] Seasoned management

SPECIAL SITUATIONS GROWTH OPPORTUNITIES - Up to 20% of the Series' total assets:
     [BULLET] Stable return, independent of the market
     [BULLET] Unusually favorable risk/reward characteristics
     [BULLET] Typically involve corporate restructuring

In order to respond to adverse market, economic, political or other conditions, the Series may assume a temporary defensive position and invest without limit in commercial paper and other money market instruments that are rated investment grade. The result of this action may be that the Series will be unable to achieve its investment objective.

The LARGE CAP CORE PORTFOLIO invests its assets in the Large Cap Core Series, which, under normal market conditions, invests at least 65% of its total assets in the following equity (or related) securities:
[BULLET] securities of U.S. corporations that are judged by the adviser to have strong growth and valuation characteristics;
[BULLET] options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above;
[BULLET] receipts or American Depositary Receipts ("ADRs"), which are typically issued by a U.S. bank or trust company as evidence of ownership of underlying securities issued by a foreign corporation; and
[BULLET] cash reserves and money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements, certificates of deposit and bankers' acceptances issued by banks or savings and loan associations, and commercial paper).

The Large Cap Core Series is a diversified portfolio of U.S. equity (or related) securities, including common stocks, preferred stocks and securities convertible into common stock of companies with market capitalizations of at least $2 billion. Dividend income is an incidental consideration compared to growth in capital in the selection of securities. The adviser seeks securities that possess strong growth and value characteristics based on the evaluation of the issuer's background, industry position, historical returns and the experience and qualifications of the management team. The adviser may rotate the Series' holdings among various market sectors based on economic analysis of the overall business cycle.

As a temporary defensive investment policy, the Large Cap Core Series may invest up to 100% of its assets in money market instruments and other short-term debt instruments, rated investment grade or higher at the time of purchase, and may hold a portion of its assets in cash. The result of this action may be that the Series will be unable to achieve its investment objective.

         PLAIN TALK
         -----------------------------------------------------------------------
         WHAT ARE SMALL CAP FUNDS?
         Small cap funds invest in the common stock of companies with smaller market capitalizations. Small cap stocks may provide the potential for higher growth, but they also typically have greater risk and more volatility.
         -----------------------------------------------------------------------

The SMALL CAP CORE PORTFOLIO invests its assets in the Small Cap Core Series, which, under normal market conditions, invests at least 65% of its total assets in the following equity (or related) securities:
[BULLET] common stocks of U.S. corporations that are judged by the adviser to have strong growth characteristics or to be undervalued in the marketplace relative to underlying profitability and have a market capitalization of less than $2 billion at the time of purchase;
[BULLET] options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above;
[BULLET] options on indexes of the common stock of U.S. corporations described above; and
[BULLET] contracts for either the future delivery, or payment in respect of the future market value, of certain indexes of the common stock of U.S. corporations described above, and options upon such futures contracts.

The Small Cap Core Series is a diversified portfolio of small cap U.S. equity (or related) securities with a market capitalization of $2 billion or less at the time of purchase. To achieve the Series' objective of long-term growth of capital, the Series' adviser employs a combined growth and value investment approach. The adviser uses proprietary quantitative research techniques to find companies with long-term growth potential or that seem undervalued. After analyzing those companies, the adviser invests the Series' assets in the stocks of companies with the most attractive combination of long-term earnings, growth and valuation. Securities will be sold to make room for new companies with superior growth, valuation and projected return characteristics or to preserve capital where the original assessment of the company's growth prospects and earnings power has not proven optimistic.

In the Series' efforts to achieve its investment objective, it seeks to outperform the Russell 2000 Index (assuming a similar investment in the securities comprising this index would reinvest dividends and capital gains distributions). The Russell 2000 Index is a passive index of the smallest 2000 stocks in the Russell 3000 Index of the 3000 largest stocks in the U.S. as measured by market capitalization.

         PLAIN TALK
         -----------------------------------------------------------------------
         WHAT ARE INTERNATIONAL FUNDS?
         International funds invest in securities traded in markets of at least three different countries outside of the United States. An investor in an international fund can avoid the hassles of investing directly in foreign securities and let that fund's adviser handle the foreign laws, trading practices, customs and time zones of the foreign countries.
         -----------------------------------------------------------------------

The INTERNATIONAL MULTI-MANAGER PORTFOLIO invests its assets in the International Multi-Manager Series, which, at all times, invests at least 85% of its total assets in the following equity (or related) securities:
[BULLET] common stocks of foreign issuers;
[BULLET] preferred stocks and/or debt securities that are convertible securities of such foreign issuers; and
[BULLET] open or closed-end investment companies (mutual funds) that invest primarily in the equity securities of issuers in countries where it is impossible or impractical to invest directly.

The International Multi-Manager Series is a diversified portfolio of equity securities (including convertible securities) of issuers located outside of the United States. The Series may use forward currency contracts, options, futures contracts and options on futures contracts to attempt to hedge actual or anticipated investment security positions. Three sub-advisers, Clemente Capital, Inc., Invista Capital Management Inc., and Scudder Kemper Investments, Inc., manage the assets of the Series. The adviser allocates the Series' assets among each sub-adviser in roughly equal portions and then allows each sub-adviser to use its own investment approach and strategy to achieve the Series' objective.

Clemente's investment approach begins with a global outlook, identifying the major forces (i.e., political events, social developments, trade and capital flows) affecting the global environment and then identifying the themes (i.e., corporate restructuring, infrastructure spending, consumer's coming of age) that are responding to the major forces. The third step is to decide which countries or sectors will benefit from these themes and then seek companies with favorable growth characteristics in those countries or sectors. The next steps are to research and identify specific holdings and ongoing monitoring and evaluation of the Series. Series holdings are sold when shares reach the target price, the fundamentals of a company have deteriorated or when new companies with superior growth and valuation characteristics have been identified.

Invista's investment approach focuses on identifying opportunities through a fundamentally sound, economic value driven process applied evenly across all international markets. Candidates for purchase are companies whose current price is substantially below investment value as determined by Invista's estimate of future free cash flows. Once this evaluation process is applied, purchases are made among those companies that provide optimal combinations of valuation, growth and risk. Series holdings are sold when the relative attractiveness of a security is not as great as additions proposed by a member of the investment team.

Scudder Kemper's investment approach involves a top-down/bottom-up approach with a focus on fundamental research. Investment ideas are generated by regional analysts, global industry analysts and portfolio managers through the integration of three analytical disciplines; global themes (identification of sectors and industries likely to gain or lose during specific phases of a theme's cycle); country analysis (quantitative assessment of each country's fundamental and political characteristics combined with an objective, quantitative analysis of market and economic data); and company analysis (identification of company opportunities by searching for unique attributes such as franchise or monopoly, above average growth potential, innovation or scarcity). Series holdings are sold when the analysts indicate that the underlying fundamentals are no longer strong.

The Series utilizes this multiple sub-adviser arrangement to reduce volatility through multiple investment approaches, a strategy used by many institutional investors. For example, a particular investment approach used by a sub-adviser may be successful in a bear (falling) market, while another investment approach used by a different sub-adviser may be more successful in a bull (rising) market. The multiple investment approach is designed to soften the impact of a single sub-adviser's performance in a market cycle during which that sub-adviser's investment approach is less successful. Because each sub-adviser has different investment approaches, the performance of one or more of the sub-advisers is expected to offset the impact of any other sub-adviser's poor performance, regardless of the market cycle. Unfortunately, this also works the opposite way. The successful performance of a sub-adviser will be diminished by the less successful performances of the other sub-advisers. There can be no guarantee that the expected advantages of the multiple adviser technique will be achieved.

In the Series' efforts to achieve its investment objective, it seeks to outperform the Morgan Stanley Capital International Europe, Australasia & Far East ("EAFE") Index (assuming a similar investment in the securities comprising this index would reinvest dividends and capital gains distributions). The EAFE Index is an unmanaged index comprised of the stocks of approximately 1100 companies, screened for liquidity, cross ownership and industry representation and listed on major stock exchanges in Europe, Australasia and the Far East.

         PLAIN TALK
         -----------------------------------------------------------------------
         WHAT ARE VALUE FUNDS?
         Value funds invest in the common stock of companies that are considered by the adviser to be undervalued relative to their underlying profitability, or rather their stock price does not reflect the value of the company.
         -----------------------------------------------------------------------

THE VALUE PORTFOLIOS: Through their investment in corresponding Series, the Large Cap Value, Mid Cap Value and Small Cap Value Portfolios seek to invest in stocks that are less expensive than comparable companies, as determined by price/earnings ratios, cash flows or other measures. Value investing therefore may reduce risk while offering potential for capital appreciation as a stock gains favor among other investors and its price rises.

         The Series are managed using investment ideas that the adviser has used for over twenty-five years. The Series' adviser relies on selecting individual stocks and does not try to predict when the stock market might rise or fall. It seeks out those stocks that are undervalued and, in some cases, neglected by financial analysts. The adviser evaluates the degree of analyst recognition by monitoring the number of analysts who follow the company and recommend its purchase or sale to investors.

         The adviser starts by identifying early change in a company's operations, finances or management. The adviser is attracted to companies which will look different tomorrow - operationally, financially, managerially when compared to yesterday. This type of dynamic change often creates confusion and misunderstandings and may lead to a drop in the company's stock price. Examples of change include mergers, acquisitions, divestitures, restructuring, change of management, new market/product/means of production/distribution, regulatory change, etc. Once change is identified, the adviser evaluates the company on several levels. It analyzes:

  [BULLET] Financial models based principally upon projected cash flows [BULLET] The price of the company's stock in the context of what the market is willing to pay for stock of comparable companies and what a strategic buyer would pay for the whole company
  [BULLET] The extent of management's ownership interest in the company [BULLET] The company's market by corroborating its observations and assumptions by meeting with management, customers and suppliers

         The adviser also evaluates the degree of recognition of the business by the investors by monitoring the number of sell side analysts who closely follow the company and the nature of the shareholder base. Before deciding to purchase a stock, the adviser conducts an extensive amount of business due diligence to corroborate its observations and assumptions.

         The identification of change comes from a variety of sources including the private capital network which the adviser has established among its clients, historical investments and intermediaries. The adviser also makes extensive use of clipping services and regional brokers and bankers to identify elements of change. The investment professionals regularly meet companies around the country and sponsor more than 200 company/management meetings in its New York office.

         By reviewing historical relationships and understanding the characteristics of a business, the adviser establishes valuation parameters using relative ratios or target prices. In its overall assessment, the adviser seeks stocks that it believes have a greater upside potential than downside risk over an 18 to 24-month holding period.

         An important function of the adviser is to set a price target, that is, the price at which the stock will be sold when there has been no fundamental change in the investment case. The adviser constantly monitors the companies held by the Series to determine if there have been any fundamental changes in the reasons that prompted the initial purchase of the stock. If significant changes for the better have not materialized, the stock will be sold. The initial investment case for stock purchase, which has been documented, is examined by the adviser's investment professionals. A final decision on selling the stock is made after all such factors are analyzed.

The LARGE CAP VALUE PORTFOLIO invests its assets in the Large Cap Value Series, which, under normal conditions, invests at least 65% of its total assets in the following equity (or related) securities:
[BULLET] common stocks of U.S. corporations that are judged by the adviser to be undervalued in the marketplace relative to underlying profitability and have a market capitalization of $10 billion or higher at the time of purchase;
[BULLET] options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above;
[BULLET] options on indexes of the common stock of U.S. corporations described above;
[BULLET] contracts for either the future delivery, or payment in respect of the future market value, of certain indexes of the common stock of U.S. corporations described above, and options upon such futures contracts; and
[BULLET] without limit in commercial paper and other money market instruments rated in one of the two highest rating categories by a nationally recognized statistical rating organization ("NSRO"), in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the Series will be unable to achieve its investment objective.

The Large Cap Value Series is a diversified portfolio of large cap U.S. equity (or related) securities that are deemed by the adviser to be undervalued as compared to the company's profitability potential.

The MID CAP VALUE PORTFOLIO invests its assets in the Mid Cap Value Series, which, under normal conditions, invests at least 65% of its total assets in the following equity (or related) securities:

[BULLET] common and preferred stocks of U.S. corporations that are judged by the adviser to be undervalued in the marketplace relative to underlying profitability and have a market capitalization between $1 and $10 billion at the time of purchase;

[BULLET] securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above;
[BULLET] warrants; and
[BULLET] without limit in commercial paper and other money market instruments rated in one of the two highest rating categories by a "NRSRO", in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the Series will be unable to achieve its investment objective.

The Mid Cap Value Series is a diversified portfolio of medium cap U.S. equity (or related) securities that are deemed by the adviser to be undervalued as compared to the company's profitability potential.

The SMALL CAP VALUE PORTFOLIO invests its assets in the Small Cap Value Series, which, under normal conditions, invests at least 65% of its total assets in the following equity (or related) securities:
[BULLET] common and preferred stocks of U.S. corporations that are judged by the adviser to be undervalued in the marketplace relative to underlying profitability and have a market capitalization of $1 billion or less at the time of purchase;
[BULLET] securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above;
[BULLET] warrants; and
[BULLET] without limit in commercial paper and other money market instruments rated in one of the two highest rating categories by a NRSRO, in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the Series will be unable to achieve its investment objective.

The Small Cap Value Series is a diversified portfolio of large cap U.S. equity (or related) securities that are deemed by the adviser to be undervalued as compared to the company's profitability potential.

ALL SERIES. The frequency of portfolio transactions and a Series' turnover rate will vary from year to year depending on the market. Increased turnover rates incur the cost of additional brokerage commissions and may cause you to receive larger capital gain distributions. Series turnover rate is normally expected to be less than 100% for each of the Series.

Each Series also may use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information.

ADDITIONAL RISK INFORMATION
The following is a list of certain risks that may apply to your investment in a Portfolio, unless otherwise indicated. Further information about investment risks is available in our Statement of Additional Information:

[BULLET] CURRENCY RISK: The risk related to investments denominated in foreign currencies. Foreign securities are usually denominated in foreign currency therefore changes in foreign currency exchange rates can affect the net asset value of the International Multi-Manager Portfolio. (International Multi-Manager Portfolio)
[BULLET] DERIVATIVES RISK: Some of the Series' investments may be referred to as "derivatives" because their value depends on, or derives from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of a Series' total assets may at any time be committed or exposed to derivative strategies.
[BULLET] FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country not normally associated with investing in the U.S. markets. (International Multi-Manager Portfolio and the Large Cap Core Portfolio)
[BULLET] GROWTH-ORIENTED INVESTING RISK: The risk that an investment in a growth-oriented portfolio, which invests in growth-oriented companies, will be more volatile than the rest of the U.S. market as a whole. (Large Cap Growth, Large Cap Core and Small Cap Core Portfolios)
[BULLET] MARKET RISK: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
[BULLET] MASTER/FEEDER RISK: The Portfolios' master/feeder structure is relatively new and more complex. While this structure is designed to reduce costs, it may not do so, and the Portfolios might encounter operational or other complications. For example, large-scale redemptions by other feeders of their shares of a master fund could have adverse effects on a Portfolio such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it could be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than a Portfolio's interest, and, therefore, could have effective voting control over the operation of the master fund.
[BULLET] OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.
[BULLET] SMALL CAP RISK: Small cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of larger companies and therefore may involve greater risk than investing in larger companies. (Small Cap Core Portfolio)
[BULLET] VALUATION RISK: The risk that a Series has valued certain of its securities at a higher price than it can sell them
[BULLET] VALUE INVESTING RISK: The risk that a portfolio's investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, do not appreciate in value as anticipated. (Large Cap Value, Mid Cap Value, Small Cap Value and Small Cap

         Core Portfolios)
[BULLET] YEAR 2000 COMPLIANCE RISK: Like other organizations around the world, the Portfolios could be adversely affected if the computer systems used by their various service providers (or the market in general) do not properly operate after January 1, 2000. The Portfolios are taking steps to address the Year 2000 issue with respect to the computer systems that they rely on. There can be no assurance, however, that these steps will be sufficient to avoid a temporary service disruption or any adverse impact on the Portfolios.

         Additionally, if a company in which a Series is invested is adversely affected by Year 2000 problems, it is likely that the price of that company's securities will also be adversely affected. A decrease in one or more of a Series' holdings may have a similar impact on the price of the Series' shares. Each Series' adviser or sub-adviser will relay on public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S. present a greater Year 2000 readiness risk because they may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. The adviser is not able to audit any company and its major suppliers to verify their Year 2000 readiness.

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand each Portfolio's financial performance for the past 5 years or since the Portfolio's inception, is shorter. Certain information reflects financial results for a single share of a Portfolio. The total returns in the table represent the rate that a shareholder would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and other distributions). This information has been audited by ______, whose report, along with each Portfolio's financial statements, is included in the Annual Report, which is available without charge upon request.

         [FINANCIAL HIGHLIGHTS TABLES TO BE INSERTED IN FINAL PROSPECTUS]

MANAGEMENT OF THE FUND
The Board of Trustees for each Portfolio supervises the management, activities and affairs of the Portfolio and has approved contracts with various financial organizations to provide, among other services, the day-to-day management required by a Portfolio and its shareholders.

INVESTMENT ADVISER

         PLAIN TALK
         -----------------------------------------------------------------------
         WHAT IS AN INVESTMENT ADVISER?
         The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the adviser must follow in its management activities.
         -----------------------------------------------------------------------

Wilmington Trust Company, the investment adviser for the Large Cap Core Series, the Small Cap Core Series and the International Multi-Manager Series, is located at 1100 North Market Street, Wilmington, Delaware 19890. WTC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held bank holding company. WTC, subject to the supervision of the Board of Trustees, directs the investments of these Series in accordance with their respective investment objectives, policies and limitations. For the International Multi-Manager Series, WTC allocates the Series' assets equally among the sub-advisers and then oversees their investment activities. In addition to serving as investment adviser for the Series, WTC is engaged in a variety of investment advisory activities, including the management of other mutual funds and collective investment pools.

Under an advisory agreement, the Large Cap Core Series pays a monthly fee to WTC at the annual rate of 0.70% of the Series' first $1 billion of average daily net assets; 0.65% of the Series' next $1 billion of average daily net assets; and 0.60% of the Series' average daily net assets over $2 billion. The Small Cap Core Series pays WTC a monthly advisory fee at the annual rate of 0.60% of the Series' first $1 billion of average daily net assets; 0.55% of the Series' next $1 billion of average daily net assets; and 0.50% of the Series' average daily net assets over $2 billion. The International Multi-Manager Series pays WTC a monthly advisory fee at the annual rate of 0.65% of the Series' average daily net assets. Prior to November 1, 1999, WTC served as investment adviser to the Large Cap Growth Series and the Large Cap Value Series. For the twelve months ended June 30, 1999, WTC received the following fees (after fee waivers), as a percentage of each Series, average daily net assets:

WT Large Cap Growth Series                  %
Large Cap Value Series                      %
Small Cap Core Series                       %
International Multi-Manager Series          %

For the period from October 20, 1998 to June 30, 1999, WTC received advisory fees of ___% from the Large Cap Core Series. The Series' previous adviser, Kiewit Investment Management Corp., received advisory fees of ___% for the period from July 1 to October 19, 1998.

Cramer Rosenthal McGlynn, LLC, 707 Westchester Avenue, White Plains, New York 10604, serves as the investment adviser to the Large Cap Value Series, the Mid Cap Value Series and the Small Cap Value Series. Subject to the supervision of the Board of Trustees, CRM makes investment decisions for these Series. CRM and its predecessors have managed equity investments, including a mutual fund, for more than twenty-five years. As of September 30, 1999, CRM has over $4 billion of assets under management.

Under the advisory agreement, the Large Cap Value Series pays a monthly advisory fee to CRM at the annual rate of 0.55% of its first 1 billion of average daily net assets; 0.50% of the Series' next $1 billion of average daily net assets; and 0.45% of the Series' average daily net assets over $2 billion. The Mid Cap Value Series and the Small Cap Value Series each pay CRM a monthly advisory fee of 0.75% of the Series' first $1 billion of average daily net assets; 0.70% of the Series' next $1 billion of average daily net assets; and 0.55% of the Series' average daily net assets over $2 billion. For the twelve months ended June 30, 1999, CRM received advisory fees of ___% for the Large Cap Value Series, ___% for Mid Cap Value Series and ___% for Small Cap Value Series, as a percentage of the Series' average daily net assets.

Roxbury Capital Management, Inc., 100 Wilshire Boulevard, Suite 600, Santa Monica, California 90401, serves as the investment adviser for the WT Large Cap Growth Series. Roxbury is engaged in a variety of investment advisory activities in the management of separate accounts and, as of _______, 1999, has assets of approximately $______ under management. Roxbury does not currently advise any other mutual fund.

Under the advisory agreement, the WT Large Cap Growth Series pays a monthly advisory fee to Roxbury at the annual rate of 0.55% of the Series' first $1 billion of average daily net assets; 0.50% of the Series next $1 billion of average daily net assets; and 0.45% of the Series' average daily net assets.

PORTFOLIO MANAGERS
E. MATTHEW BROWN, Vice President of WTC leads a "growth" team and is responsible for the day-to-day management of the Large Cap Core Series. Mr. Brown joined WTC in October of 1996. Prior to joining WTC, he served as Chief Investment Officer of PNC Bank, Delaware, from 1993 through 1996.

Mr. Brown also is responsible for co-management of the Small Cap Core Series.

THOMAS P. NEALE, CFA, Vice President, Equity Research Division of WTC is a member of the "growth" team and is responsible for the co-management of the Small Cap Core Series. Mr. Neale joined Wilmington Trust in 1986 as an Institutional Multi-Manager Portfolio Manager. Currently he specializes in managing taxable accounts for Delaware holding companies and has equity research responsibilities following the insurance and brokerage industries.

ROBERT J. CHRISTIAN, Chief Investment Officer of WTC, or his delegate, is primarily responsible for monitoring the day-to-day investment activities of the sub-advisers to the International Multi-

Manager Series. Mr. Christian has been a Director of Wilmington Management Corporation since February 1996, and was Chairman and Director of PNC Equity Advisors Company, and President and Chief Investment Officer of PNC Asset Management Group, Inc. from 1994 to 1996. He was Chief Investment Officer of PNC Bank, N.A. from 1992 to 1996 and Director of Provident Capital Management from 1993 to 1996.

The day-to-day management of the Large Cap Value Series, the Mid Cap Value Series and the Small Cap Value Series is shared by a team of individuals employed by the CRM. Ronald H. McGlynn and Jay B. Abramson are responsible for the overall management of these Series. In addition, Michael A. Prober is part of the team responsible for the management of Mid Cap Value Series; Scott L. Scher and Christopher Fox are part of the team responsible for the management of Small Cap Value Series; and Kevin M. Chin and Adam L. Starr are part of the team responsible for the management of the Large Cap Value Series. Each portfolio manager's business experience and educational background is as follows:

RONALD H. MCGLYNN President and Chief Executive Officer since 1983 and Co-Chief Investment Officer of CRM. He has been with CRM for twenty-five years and is responsible for investment policy, portfolio management and investment research. Prior to his association with CRM, Mr. McGlynn was a Portfolio Manager at Oppenheimer & Co. He received a B.A. from Williams College and a M.B.A. from Columbia University.

JAY B. ABRAMSON, CPA Executive Vice President since 1989 and Director of Research and Co-Chief Investment Officer of CRM. He has been with CRM for twelve years and is responsible for investment research and portfolio management. Mr. Abramson received a B.S.E. and J.D. from the University of Pennsylvania Wharton School and Law School, respectively, and is a Certified Public Accountant.

MICHAEL A. PROBER Vice President of CRM since 1993 where he is responsible for investment research. Prior to joining CRM in 1993, he worked in corporate finance and commercial banking at Chase Manhattan Bank and as a Research Analyst for Alpha Capital Venture Partners. Mr. Prober received a B.B.A. from the University of Michigan and an M.M. from the Northwestern University J.L. Kellogg Graduate School of Management.

SCOTT L. SCHER, CFA Vice President of CRM since 1995 where he is responsible for investment research. Prior to joining CRM in 1995, he worked as an analyst/portfolio manager at The Prudential from 1988. Mr. Scher received a B.A. from Harvard College, a M.B.A. from Columbia Business School and is a Chartered Financial Analyst.

KEVIN M. CHIN is a Vice President at CRM. Kevin joined CRM in 1989. He is responsible for investment research. Formerly, Kevin was a Financial Analyst for the Mergers and Acquisitions Department of Morgan Stanley and a risk arbitrageur with The First Boston Corporation. He received a BS from Columbia University School of Engineering and Applied Science.

CHRISTOPHER S. FOX, CFA joined CRM in 1999 as a Vice President and has over fifteen years experience in the Investment business. In 1995 Chris co-founded Schaenen Fox Capital

Management, LLC, a hedge fund with small cap value investments. He previously was at Schaenen Wood & Associates, Inc. as Vice President and Senior Manager/Analyst; Chemical Bank's Private Banking Division as a portfolio manager and analyst; and Drexel Burnham Lambert, Inc. as a financial analyst. Chris earned a BA in Economics from the State University of New York at Albany and an MBA in Finance from New York University's Stern School of Business.

ADAM L. STARR joined CRM in 1999 as a Vice President and is responsible for investment research. Prior to CRM, he was a Partner and Portfolio Manager at Weiss, Peck & Greer, LLC. Previously, he was an Analyst and Portfolio Manager at Charter Oak Partners and First Manhattan Company. Adam earned an MBA from Columbia University.

The day-to-day management of the Large Cap Growth Series is the responsibility of Roxbury's Investment Committee. The Investment Committee meets regularly to make investment decisions for the Series and relies on Roxbury's research team.

SUB-ADVISERS
The International Multi-Manager Series has three sub-advisers, Clemente Capital Inc., Invista Capital Management, Inc. and Scudder Kemper Investments, Inc. Clemente, located at Carnegie Hall Tower, 152 West 57th Street, 25th Floor, New York, New York 10019, registered as an investment adviser in 1979. Clemente manages in excess of $500 million in assets. Leopoldo M. Clemente, President and Chief Investment Officer serves as portfolio manager for the portion of the International Multi-Manager Series' assets under Clemente's management. Mr. Clemente has been responsible for portfolio management and security selection for the past eight years.

Invista, located at 1800 Hub Tower, 699 Walnut Street, Des Moines, Iowa 50309, is a registered investment adviser organized in 1984. Invista is an indirect, wholly owned subsidiary of Principal Mutual Life Insurance Company. Invista manages in excess of $26 billion in assets, of which approximately $3.8 billion are in foreign equities in separately managed accounts and mutual funds for public funds, corporations, endowments and foundations, insurance companies and individuals. Scott D. Opsal, CFA, Executive Vice President and lead portfolio manager of international equities for Invista, is the portfolio manager for the portion of the International Multi-Manager Series under Invista's management. Mr. Opsal joined Invista at its inception in 1985 and assumed his current responsibilities in 1993. Before 1993, his responsibilities included security analysis and portfolio management activities for various U.S. equity portfolios, managing the firm's convertible securities and overseeing Invista's index fund and derivatives positions. Kurtis D. Spieler, CFA, Vice President and manager of the firm's dedicated emerging market portfolios, is Mr. Opsal's backup. Mr. Spieler has been Invista's emerging markets portfolio manager since joining Invista in 1995.

Scudder Kemper, located at 345 Park Avenue, New York, New York 10154, was founded as America's first independent investment counselor and has served as investment adviser, administrator and distributor of mutual funds since 1928. Scudder Kemper manages in excess of $200 billion in assets, with approximately $30 billion of those assets in foreign investments in separately managed accounts for pension funds, foundations, educational institutions and government entities and in open-end and closed-end investment companies. Irene
T. Cheng serves as the lead portfolio manager for the portion of the International Multi-Manager Series' assets under Scudder Kemper's management. Ms. Cheng has been in the asset management business for over nine years and joined Scudder Kemper as a portfolio manager in 1993.

SERVICE PROVIDERS
The chart below provides information on the Portfolios' primary service providers.


  Asset                                           Shareholder
  Management                                      Services
---------------------------                      -------------------------------
   INVESTMENT ADVISER                                   TRANSFER AGENT
WILMINGTON TRUST COMPANY                                   PFPC INC.
   RODNEY SQUARE NORTH                                400 BELLEVUE PARKWAY
  1100 N. MARKET STREET                               WILMINGTON, DE 19809
WILMINGTON, DE 19890-0001

                                                  Handles Shareholder services,
                                                  including recordkeeping and
  Manages each Portfolio's                          statements, payment of
  business and investment                         distribution and processing of
          activities.                                  buy and sell requests.
---------------------------                      -------------------------------


Fund                        --------------------    Asset
Operations                                          Safe Keeping
--------------------------   THE WT MUTUAL FUND    -----------------------------
    ADMINISTRATOR AND                                       CUSTODIAN
     ACCOUNTING AGENT       --------------------
       PFPC INC.                                        PFPC TRUST COMPANY
  400 BELLEVUE PARKWAY                                   200 STEVENS DRIVE
  WILMINGTON, DE 19809                                   LESTER, PA 19113

  Provides facilities,                                  Hold each Portfolio's
 equipment and personnel                                 assets, settle all
to carry out administrative                         portfolio trades and collect
 services related to each                            most of the valuation data
 Portfolio and calculates                             required for calculating
 each Portfolio's NAV per                               each Portfolio's NAV
 share and distributions.                                    per share.
--------------------------                         -----------------------------

                           Distribution
                     -----------------------------------
                                DISTRIBUTOR
                        PROVIDENT DISTRIBUTORS INC.
                        FOUR FALLS CORPORATE CENTER
                        WEST CONSHOHOCKEN, PA 19428

                     Distributes each Portfolio's shares.
                     -----------------------------------

SHAREHOLDER INFORMATION
PRICING OF SHARES
The Portfolios value their assets based on current market values when such values are available. These prices normally are supplied by a pricing service. Any assets held by a Portfolio that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC determines the daily net asset value. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities. Securities that do not have a readily available current market value are valued in good faith under the direction of the Board of Trustees.

         PLAIN TALK
         -----------------------------------------------------------------------
         WHAT IS THE NET ASSET VALUE or "NAV"?
                           NAV = Assets - Liabilities
                                 --------------------
                                  Outstanding Shares
         -----------------------------------------------------------------------

PFPC determines the NAV per share of each Portfolio as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each Business Day (a day that the Exchange, the Transfer Agent and the Philadelphia branch of the Federal Reserve Bank are open for business). The NAV is calculated by adding the value of all securities and other assets in a Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in that Portfolio.

Shares will not be priced on those days the Portfolios' offices are closed. As of the date of this prospectus, those days are:

     New Year's Day                  Memorial Day       Veterans Day
     Martin Luther King, Jr. Day     Independence Day   Thanksgiving Day
     President's Day                 Labor Day          Christmas Day
     Good Friday                     Columbus Day

PURCHASE OF SHARES
         PLAIN TALK
         -----------------------------------------------------------------------
         HOW TO PURCHASE SHARES:
         [BULLET] Directly by mail or by wire
         [BULLET] As a client of WTC through a trust account or a corporate cash management account
         [BULLET] As a client of a Service Organization
         -----------------------------------------------------------------------

Portfolio shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Investor or Institutional class shares of each Portfolio is $1,000, but additional investments may be made in any amount. You may purchase shares as specified below.

You may also purchase shares if you are a client of WTC through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by WTC or the Service Organization in connection with your investment in the Portfolios. If you wish to purchase Portfolio shares through your account at WTC or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to WT Mutual Fund, indicating the name of the Portfolio, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Portfolio account number. When you make purchases by check, each Portfolio may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

                  BY REGULAR MAIL:             BY OVERNIGHT MAIL:
                  ---------------              -----------------
                  WT Mutual Fund               WT Mutual Fund
                  c/o PFPC Inc.                c/o PFPC Inc.
                  P.O. Box _____               400 Bellevue Parkway, Suite 108
                  Wilmington, DE  19899        Wilmington, DE  19809

BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) ______ for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the Transfer Agent before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

Any purchase order may be rejected if a Portfolio determines that accepting the order would not be in the best interest of the Portfolio or its shareholders.

It is the responsibility of WTC or the Service Organization to transmit orders for the purchase of shares by its customers to the Transfer Agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

For information on other ways to purchase shares, including through an individual retirement account (IRA), an automatic investment plan or a payroll investment plan, please refer to the Statement of Additional Information.

REDEMPTION OF SHARES
         PLAIN TALK
         -----------------------------------------------------------------------
         HOW TO REDEEM (SELL) SHARES:
         [BULLET] By mail
         [BULLET] By telephone
         -----------------------------------------------------------------------

You may sell your shares on any Business Day as described below. Redemptions are effected at the NAV next determined after the Transfer Agent has received your redemption request. There is no fee when Portfolio shares are redeemed. It is the responsibility of WTC or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the Transfer Agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the Transfer Agent before 4:00 p.m. Eastern time), or the next Business Day (if received after 4:00 p.m. Eastern time, or on a non-Business Day), but never later than 7 days following such receipt. If you purchased your shares through an account at WTC or a Service Organization, you should contact WTC or the Service Organization for information relating to redemptions. The Portfolio's name and your account number should accompany any redemption requests.

BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Portfolio name, your account number and your name. The written instructions and signature guarantee should be mailed to:

                  BY REGULAR MAIL:            BY OVERNIGHT MAIL:
                  ---------------             -----------------
                  WT Mutual Fund              WT Mutual Fund
                  c/o PFPC Inc.               c/o PFPC Inc.
                  P.O. Box _____              400 Bellevue Parkway, Suite 108
                  Wilmington, DE  19899       Wilmington, DE  19809

BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Portfolios have certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the Transfer Agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares.

If shares to be redeemed represent a recent investment made by check, each Portfolio reserves the right not to make the redemption proceeds available until it has reasonable grounds to believe that the check has been collected (which could take up to 10 days).

SMALL ACCOUNTS: If the value of your Portfolio account falls below $500, the Portfolio may ask you to increase your balance. If the account value is still below such amount after 60 days, the Portfolio may close your account and send you the proceeds. The Portfolio will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

The Mid Cap Value, Small Cap Value and Large Cap Value Portfolios reserve the right to make "redemptions in kind" - payments of redemption proceeds in portfolio securities rather than cash - if the amount redeemed is large enough to affect their respective Series' operations (for example, if it represents more than 1% of the Series' assets).

For information on other ways to redeem shares, please refer to the Statement of Additional Information.

EXCHANGE OF SHARES
         PLAIN TALK
         -----------------------------------------------------------------------
         WHAT IS AN EXCHANGE OF SHARES?
         An exchange of shares allows you to move your money from one fund to another fund within the family of funds.
         -----------------------------------------------------------------------

You may exchange all or a portion of your shares in a Portfolio for the same class of shares of certain other Portfolios of the Fund. These other Portfolios are:

Wilmington Prime Money Market Portfolio
Wilmington U.S. Government Portfolio
Wilmington Tax-Exempt Portfolio
Wilmington Premier Money Market Portfolio
Wilmington Short/Intermediate Bond Portfolio
Wilmington Intermediate Bond Portfolio
Wilmington Municipal Bond Portfolio
Wilmington Large Cap Growth Portfolio
Wilmington Large Cap Core Portfolio

Wilmington Small Cap Core Portfolio
Wilmington Large Cap Value Portfolio
Wilmington Mid Cap Value Portfolio
Wilmington Small Cap Value Portfolio
Wilmington International Equity Portfolio

Redemption of shares through an exchange will be effected at the NAV per share next determined after the Transfer Agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter.

Exchange transactions will be subject to the minimum initial investment and other requirements of the Portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

To obtain prospectuses of the other Portfolios, you may call (800) ______ . To obtain more information about exchanges, or to place exchange orders, contact the Transfer Agent, or, if your shares are held in a trust account with WTC or in an account with a Service Organization, contact WTC or the Service Organization. The Portfolios may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of Portfolio shares to be acquired through such exchange may be legally made.

DISTRIBUTIONS
         PLAIN TALK
         -----------------------------------------------------------------------
         WHAT IS NET INVESTMENT INCOME?
         Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.
         -----------------------------------------------------------------------

Distributions from the net investment income of each Portfolio dividends are declared and paid annually to you. Any net capital gain realized by a Portfolio will be distributed annually. Net realized gains or losses from foreign currency transactions in the International Multi-Manager Portfolio are included as a component of net investment income.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional Portfolio shares unless you have elected to receive the distributions in cash.

TAXES
As long as a Portfolio meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While each Portfolio may invest in Securities that earn interest exempt from Federal income tax, the Portfolios invest primarily in taxable Securities. Each Portfolio will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

Dividends you receive from the Portfolio, whether reinvested in Portfolio shares or taken as cash, are generally taxable to you as ordinary income. The Portfolios' distributions of a net capital gain, whether received in cash or reinvested in additional Portfolio shares, are taxable to you as long-term capital gain, regardless of the length of time you have held your shares. You should be aware that if Portfolio shares are purchased shortly before the record date for any dividend or capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution. Each of the Large Cap Growth Portfolio, the Small Cap Core Portfolio and the International Multi-Manager Portfolio, anticipates the distribution of net capital gain. Each of the Large Cap Value Portfolio, the Mid Cap Value Portfolio and the Small Cap Value Portfolio anticipates the distribution of net investment income.

It is a taxable event for you if you sell or exchange shares of any Portfolio. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

STATE AND LOCAL INCOME TAXES: You should consult your tax advisers concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

This section is only a summary of some important income tax considerations that may affect your investment in a Portfolio. More information regarding those considerations appears in our Statement of Additional Information. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

DISTRIBUTION ARRANGEMENTS
Provident Distributors, Inc. ("PDI") manages the Portfolios' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Portfolios do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

RULE 12B-1 FEES
         PLAIN TALK
         -----------------------------------------------------------------------
         WHAT ARE 12b-1 FEES?
         12b-1 fees, charged by some funds, are deducted from fund assets to pay for marketing and advertising expenses or, more commonly, to compensate sales professionals for selling fund shares.
         -----------------------------------------------------------------------

The Investor class of each Portfolio has adopted a distribution plan under Rule 12b-1 that allows a Portfolio to pay a fee to PDI for the sale and distribution of Investor class shares, and for services provided to Investor class shareholders. Because these fees are paid out of a Portfolio's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For the Investor class of shares, the maximum distribution fees as a percentage of average daily net assets are as follows:

Large Cap Growth Portfolio Investor Class                   0.25%
Large Cap Core Portfolio Investor Class                     0.25%
Small Cap Core Portfolio Investor Class                     0.25%
International Multi-Manager Portfolio Investor Class        0.25%
Large Cap Value Portfolio Investor Class                    0.25%
Mid Cap Value Portfolio Investor Class                      0.25%
Small Cap Value Portfolio Investor Class                    0.25%

MASTER/FEEDER STRUCTURE
Other institutional investors, including other mutual funds, may invest in the master funds. The master/feeder structure enables various institutional investors, including a Portfolio, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including a Portfolio, will pay its proportionate share of the master fund's expenses.

For reasons relating to costs or a change in investment goal, among others, a Portfolio could switch to another master fund or decide to manage its assets itself. No Portfolio is currently contemplating such a move.

SHARE CLASS
The Portfolios issue Investor and Institutional classes. The Institutional class is offered to retirement plans. The Investor class pays an additional 12b-1 fee. Other investors may purchase the Investor Class.

FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE PORTFOLIOS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS: Contain performance data and information on portfolio holdings, operating results and a discussion of the market conditions and investment strategies that significantly affect the Portfolios' performance for the most recently completed fiscal year or half-year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): Provides a complete technical and legal description of the Portfolios' policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Portfolios may be obtained without charge by contacting:

WT Mutual Fund
c/o PFPC Inc.
400 Bellevue Parkway
Suite 108
Wilmington, Delaware 19809
(800) ______
9:00 a.m. to 5:00 p.m. Eastern time

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Room of the SEC, Washington, DC, 20549-6009. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-(800)-SEC-0330. Reports and other information about the Portfolios may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

              FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING
              CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING
                OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES,
                          PLEASE CALL 1-(800)-___-____.



The investment company registration number for the WT Mutual Fund is 811-08648.

                                   APPENDIX C

                                     FORM OF
                                  AGREEMENT AND
                             PLAN OF REORGANIZATION

                  THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement"), is made as of October __, 1999, by and between The Rodney Square Strategic Equity Fund, a Massachusetts business trust (the "RS Fund"), on behalf of its series of shares, Large Cap Value Equity Portfolio (the "RS Portfolio"), WT Investment Trust I, a Delaware business trust ("WT Trust"), on behalf of its series of shares, WT Large Cap Value Series (the "WT Master Series"), and WT Mutual Fund, a Delaware Business Trust ("WT Mutual Fund"), on behalf of its series of shares, Wilmington Large Cap Value Portfolio (the "WT Feeder Portfolio").

                  WHEREAS, the RS Fund is a business trust organized under Massachusetts law and an Amended and Restated Declaration of Trust dated November 10, 1986; the RS Fund is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); RS Fund has authorized capital consisting of unlimited shares of beneficial interest, par value $0.01 per share, of which it has allocated an unlimited number of shares to the RS Portfolio; the RS Portfolio is a duly organized and a validly existing series of RS Fund; and

                  WHEREAS, WT Trust is a business trust organized under Delaware law and an Agreement and Declaration of Trust dated January 23, 1997; WT Trust is an open-end, management investment company registered under the 1940 Act; WT Trust has authorized capital consisting of unlimited shares of beneficial interest, par value $.01 per share, of which it has allocated an unlimited number of shares to the WT Master Series; and the WT Master Series is duly organized and a validly existing series of WT Trust;

                  WHEREAS, WT Mutual Fund is a business trust organized under Delaware law and an Agreement and Declaration of Trust dated July 19, 1994; WT Mutual Fund is an open-end, management investment company registered under the 1940 Act; WT Mutual Fund has authorized capital consisting of unlimited shares of beneficial interest, par value $.01 per share, of which it has allocated an unlimited number of shares to the WT Feeder Portfolio; and the WT Feeder Portfolio is duly organized and a validly existing series of WT Mutual Fund; and

                  WHEREAS, WT Trust and WT Mutual Fund together operate in a master/feeder fund arrangement whereby each series of WT Mutual Fund is a feeder fund investing substantially all of its assets in a corresponding series of WT Trust,

                  NOW, THEREFORE, in consideration of the mutual premises and of the covenants and agreements hereinafter set forth, the parties hereto agree at the Effective Time (as defined in Section 10 of this Agreement) to effect (i) the transfer of all the assets of the RS

Portfolio to the WT Feeder Portfolio solely in exchange for (a) the assumption by the WT Feeder Portfolio of all or substantially all of the liabilities of the RS Portfolio and (b) shares of equal value of the WT Feeder Portfolio, (ii) the distribution of such shares of WT Feeder Portfolio to the holders of shares of the RS Portfolio in liquidation of the RS Portfolio and (iii) the transfer by the WT Feeder Portfolio of the assets and liabilities referenced in clause (i) above to WT Master Series solely in exchange for shares of beneficial interest of WT Master Series on the terms and conditions hereinafter set forth. For convenience, the shares of WT Feeder Portfolio that are given in exchange for the assets of the RS Portfolio are referred to hereinafter as the "WT Feeder Shares," and the shares of WT Master Series that are given to WT Feeder Portfolios in exchange for assets and liabilities are referred to hereinafter as the WT Master Shares. The parties hereto covenant and agree as follows:

             1. TRANSFER OF ASSETS AND LIABILITIES BY RS PORTFOLIO.

                  (a) At the Effective Time, the RS Portfolio will assign, deliver and otherwise transfer all of its assets and good and marketable title thereto, free and clear of all liens, encumbrances and adverse claims except as provided in this Agreement, and assign all or substantially all of its liabilities as are set forth in a statement of assets and liabilities, to be prepared as of the Effective Time (the "Statement of Assets and Liabilities") to the WT Feeder Portfolio, and the WT Feeder Portfolio shall acquire all such assets, and shall assume all such liabilities of the RS Portfolio, in exchange for delivery to the RS Portfolio of a number of WT Feeder Shares (both full and fractional) equivalent in number and value to the RS Portfolio Shares outstanding immediately prior to the Effective Time. The assets and stated liabilities of the RS Portfolio, to be transferred shall be set forth in the Statement of Assets and Liabilities attached hereto as Exhibit A.

                  (b) The assets of the RS Portfolio to be transferred pursuant to this Section 1 shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable) as set forth in the Statement of Assets and Liabilities, as well as any claims or rights of action or rights to register shares under applicable securities laws, any books or records of the RS Portfolio and other property owned by the RS Portfolio at the Effective Time.

             2. TRANSFER OF ASSETS AND LIABILITIES TO MASTER FUND.

                  Immediately upon the transfer of assets pursuant to Section 1 of this Agreement, WT Feeder Portfolio will assign, deliver and otherwise transfer all of its assets and good and marketable title thereto, free and clear of all liens, encumbrances and adverse claims except as provided in this Agreement, and assign all or substantially all of its liabilities to the WT Master Series, and the WT Master Series shall acquire all such assets, and shall assume all such liabilities of the WT Feeder Portfolio, in exchange for delivery to the WT Feeder Portfolio of a number of WT Master Shares (both full and fractional) equivalent in aggregate value to the WT Feeder Shares outstanding immediately prior to such transfer.

                  (a) The assets of the WT Feeder Portfolio to be transferred pursuant to this Section 2 shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), as well as any claims or rights of action or rights to register shares under applicable securities laws.

                  (b) Approval of this Agreement by the shareholders of the RS Portfolio shall be deemed to authorize and direct the Board of Trustees of RS Fund to execute a form of shareholder consent approving the Investment Advisory Agreement between the WT Master Series and Cramer Rosenthal & McGlynn, LLC ("CRM"), and the selection of the firm of Ernst & Young LLP to serve as the independent auditors for WT Feeder Portfolio and WT Master Series for the fiscal year ending June 30, 2000.

             3. LIQUIDATION OF THE RS PORTFOLIO.

                  Promptly after the Effective Time, the RS Portfolio will liquidate, and the WT Feeder Shares (both full and fractional) which were acquired by the RS Portfolio pursuant to Section 1 of this Agreement will be distributed to the shareholders of record of the RS Portfolio as of the Effective Time in exchange for their respective RS Portfolio shares and in complete liquidation of the RS Portfolio. Each shareholder of the RS Portfolio will receive a number of WT Feeder Shares equal in number and value to the RS Portfolio shares held by that shareholder, and each RS Portfolio share and WT Feeder Share will be of equivalent net asset value per share. Such liquidation and distribution will be accompanied by the establishment of an open account on the share records of the WT Feeder Portfolio in the name of each shareholder of record of the RS Portfolio and representing the respective number of WT Feeder Shares due such shareholder. As soon as practicable after the Effective Time, the RS Fund shall take all steps as shall be necessary and proper to effect a complete termination of the RS Portfolio pursuant to the laws of Massachusetts. After the Effective Time, the RS Portfolio shall not conduct any business except in connection with its liquidation.

             4. REPRESENTATIONS AND WARRANTIES OF WT MASTER SERIES.

                  WT Trust represents and warrants to the RS Portfolio and the WT Feeder Portfolio as follows:

                  (a) ORGANIZATION, EXISTENCE, ETC. WT Trust is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to carry on its business as it is now being conducted.

                  (b) REGISTRATION AS INVESTMENT COMPANY. WT Trust has filed registration and other forms to be registered under the 1940 Act as an open-end management investment company; as of the Effective Time such registration shall be in effect and shall not have been revoked or rescinded.

                  (c) FINANCIAL STATEMENTS. The audited financial statements of WT Trust, dated as of June 30, 1999, which will be delivered to the RS Portfolio and WT Feeder Portfolio at the Effective Time, fairly present the financial position of the WT Trust as of the date thereof, and since June 30, 1999, there has not been any material adverse change in the WT Trust's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of its business.

                  (d) SHARES TO BE ISSUED UPON REORGANIZATION. The WT Master Shares to be issued in connection with the Reorganization have been duly authorized and upon consummation of the Reorganization as contemplated herein will be validly issued, fully paid and nonassessable and exempt from registration or qualification under the Securities Act of 1933 and the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale.

                  (e) AUTHORITY RELATIVE TO THIS AGREEMENT. WT Trust, on behalf of the WT Master Series, has the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by WT Trust's Board of Trustees, and no other proceedings by the WT Trust are necessary to authorize its officers to effectuate this Agreement and the transactions contemplated hereby. The WT Master Series is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.

                  (f) LIABILITIES. There are no liabilities of the WT Master Series, whether or not determined or determinable, other than liabilities previously disclosed to the RS Portfolio and WT Feeder Portfolio, none of which will be materially adverse to the business, assets or results of operations of the WT Master Series. The WT Trust's Registration Statement does not contain any untrue statement of a material fact required to be stated therein or make the statements therein not misleading.

                  (g) LITIGATION. Except as previously disclosed to the RS Portfolio and WT Feeder Portfolio, there are no claims, actions, suits or proceedings pending or, to the actual knowledge of WT Trust, threatened which would materially adversely affect the WT Master Series or its assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated hereby.

                  (h) CONTRACTS. Except for contracts and agreements disclosed to the RS Portfolio and WT Feeder Portfolio, under which no default exists, and the agreements pertaining to the conduct of the business of the WT Master Series identified in Schedule 4(h), attached hereto, which are to be approved in connection with this Reorganization, the WT Master

Series is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever.

                  (i) TAXES. As of the Effective Time, all Federal and other tax returns and reports of the WT Master Series required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the WT Trust's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns.

             5. REPRESENTATIONS AND WARRANTIES OF WT FEEDER PORTFOLIO.

                  WT Mutual Fund represents and warrants to the RS Portfolio and WT Master Series as follows:

                  (a) ORGANIZATION, EXISTENCE, ETC. WT Mutual Fund is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to carry on its business as it is now being conducted.

                  (b) REGISTRATION AS INVESTMENT COMPANY. WT Mutual Fund has filed registration and other forms to be registered under the 1940 Act as an open-end management investment company; as of the Effective Time such registration shall be in effect and shall not have been revoked or rescinded.

                  (c) FINANCIAL STATEMENTS. The audited financial statements of WT Mutual Fund, dated as of June 30, 1999, which will be delivered to the RS Portfolio and WT Master Series as of the Effective Time, fairly present the financial position of the WT Mutual Fund as of the date thereof and since June 30, 1999, there has not been any material adverse change in the WT Mutual Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of its business.

                  (d) SHARES TO BE ISSUED UPON REORGANIZATION. The WT Feeder Shares to be issued in connection with the Reorganization have been duly authorized and upon consummation of the Reorganization as contemplated herein will be validly issued, fully paid and nonassessable. The WT Feeder Shares that will be distributed to the RS Portfolio shareholders pursuant to Section 3 shall be duly registered under the Securities Act of 1933 and will be duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale.

                  (e) AUTHORITY RELATIVE TO THIS AGREEMENT. WT Mutual Fund, on behalf of the WT Feeder Portfolio, has the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by WT

Mutual Fund's Board of Trustees, and no other proceedings by the WT Trust are necessary to authorize its officers to effectuate this Agreement and the transactions contemplated hereby. The WT Feeder Portfolio is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.

                  (f) LIABILITIES. There are no liabilities of the WT Feeder Portfolio, whether or not determined or determinable, other than liabilities previously disclosed to the RS Portfolio and WT Master Series, none of which will be materially adverse to the business, assets or results of operations of the WT Feeder Portfolio. WT Mutual Fund's Registration Statement does not contain any untrue statement of a material fact required to be stated therein or make the statements therein not misleading.

                  (g) LITIGATION. Except as previously disclosed to the RS Portfolio and WT Master Series, there are no claims, actions, suits or proceedings pending or, to the actual knowledge of WT Mutual Fund, threatened which would materially adversely affect the WT Feeder Portfolio or its assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated hereby.

                  (h) CONTRACTS. Except for contracts and agreements disclosed to the RS Portfolio and WT Master Series, under which no default exists, and the agreements pertaining to the conduct of the business of the WT Feeder Portfolio identified in Schedule 5(h) attached hereto, which are to be approved in connection with this Reorganization, the WT Feeder Portfolio is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever.

                  (i) TAXES. As of the Effective Time, all Federal and other tax returns and reports of the WT Feeder Portfolio required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of WT Mutual Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns.

             6. REPRESENTATIONS AND WARRANTIES OF THE RS PORTFOLIO.

                  The RS Fund represents and warrants to the WT Master Series and WT Feeder Portfolio as follows:

                  (a) ORGANIZATION, EXISTENCE, ETC. The RS Fund is a business trust duly organized, validly existing and in good standing under the laws of Massachusetts and has the power to carry on its business as it is now being conducted.

                  (b) REGISTRATION AS INVESTMENT COMPANY. RS Fund is registered under the 1940 Act as an open end management investment company; and such registration has not been revoked or rescinded and is in full force and effect.

                  (c) FINANCIAL STATEMENTS. The audited financial statements of the RS Fund relating to the RS Portfolio for the fiscal year ended June 30, 1999, as delivered to the WT Master Series and WT Feeder Portfolio, fairly represent the financial position of the RS Portfolio as of the date thereof, and since June 30, 1999, there has not been any material adverse change in the RS Portfolio's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of its business.

                  (d) MARKETABLE TITLE TO ASSETS. The RS Portfolio will have at the Effective Time, good and marketable title to, and full right, power and authority to sell, assign, transfer and deliver, the assets to be transferred to the WT Feeder Portfolio. Upon delivery and payment for such assets, the WT Feeder Portfolio will have good and marketable title thereto without restriction on the transfer thereof free and clear of all liens, encumbrances and adverse claims.

                  (e) AUTHORITY RELATIVE TO THIS AGREEMENT. RS Fund, on behalf of the RS Portfolio, has the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by RS Fund's Board of Trustees, and other than approval by the shareholders of the RS Portfolio who shall be entitled to vote on such actions, no other proceedings by the RS Fund are necessary to authorize its officers to effectuate this Agreement and the transactions contemplated hereby. The RS Portfolio is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.

                  (f) LIABILITIES. There are no liabilities of the RS Portfolio, whether or not determined or determinable, other than liabilities disclosed or provided for in the RS Portfolio's financial statements referenced in Section 6(c) hereof, and liabilities incurred in the ordinary course of business subsequent to June 30, 1999, or otherwise previously disclosed to the WT Master Series and WT Feeder Portfolio, none of which has been materially adverse to the business, assets or results of operations of the RS Portfolio. RS Fund's registration statement, which is on file with the Securities and Exchange Commission, does not contain any untrue statement of a material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (g) LITIGATION. Except as previously disclosed to the WT Master Series and WT Feeder Portfolio, there are no claims, actions, suits or proceedings pending or, to the knowledge of the RS Fund, threatened which would materially adversely affect the RS

Portfolio or its assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated hereby.

                  (h) CONTRACTS. Except for contracts and agreements disclosed to the WT Master Series and WT Feeder Portfolio, under which no default exists, the RS Portfolio is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever.

                  (i) TAXES. As of the Effective Time, all Federal and other tax returns and reports of the RS Portfolio required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the RS Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns.

             7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE WT MASTER SERIES AND WT FEEDER PORTFOLIO.

                  (a) All representations and warranties of the RS Portfolio contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

                  (b) The WT Master Series and WT Feeder Portfolio shall have received an opinion of qualified counsel, dated as of the Effective Time, addressed to and in form and substance satisfactory to counsel for the WT Master Series and WT Feeder Portfolio, to the effect that (i) the RS Portfolio is duly organized and validly existing as a series of RS Fund under the laws of the Commonwealth of Massachusetts; (ii) RS Fund is an open-end management investment company registered under the 1940 Act; (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the RS Fund, on behalf of the RS Portfolio, and this Agreement has been duly executed and delivered by the RS Fund on behalf of the RS Portfolio and is a valid and binding obligation of the RS Fund, on behalf of the RS Portfolio, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally; and (iv) to the best of counsel's knowledge after reasonable inquiry, no consent, approval, order or other authorization of any Federal or state court or administrative or regulatory agency is required for the RS Portfolio to enter into this Agreement or carry out its terms that has not been obtained other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the WT Feeder Portfolio or WT Master Series.

                  (c) The RS Portfolio shall have delivered to the WT Feeder Portfolio at the Effective Time the RS Portfolio's Statement of Assets and Liabilities, prepared in accordance with generally accepted accounting principles consistently applied, together with a certificate of the Treasurer of the RS Portfolio as to the aggregate asset value of the RS Portfolio's portfolio securities.

             8. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE RS PORTFOLIO.

                  (a) All representations and warranties of the WT Master Series and WT Feeder Portfolio contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

                  (b) The RS Portfolio shall have received an opinion of qualified counsel, dated as of the Effective Time, addressed to and in form and substance satisfactory to counsel for the RS Portfolio, to the effect that: (i) WT Master Series is duly organized and a validly existing series of WT Trust and WT Feeder Portfolio is duly organized and a validly existing series of WT Mutual Fund under the laws of the State of Delaware; (ii) WT Trust and WT Mutual Fund are each open-end management investment companies registered under the 1940 Act;
(iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the WT Master Series and WT Feeder Portfolio and this Agreement has been duly executed and delivered by the WT Trust and WT Mutual Fund and is a valid and binding obligation of the WT Master Series and WT Feeder Portfolio, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally; (iv) to the best of counsel's knowledge, no consent, approval, order or other authorization of any Federal or state court or administrative or regulatory agency is required for the WT Master Series or WT Feeder Portfolio to enter into this Agreement or carry out its terms that has not already been obtained, other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the WT Master Series or WT Feeder Portfolio; and (v) the WT Master Shares and WT Feeder Shares to be issued in the Reorganization have been duly authorized and upon issuance thereof in accordance with this Agreement will be validly issued, fully paid and nonassessable.

                  (c) WT Feeder Portfolio shall have delivered to the RS Portfolio at the Effective Time, a certificate of its Treasurer as to the value of the aggregate assets of the WT Feeder Portfolio, if any.

             9. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE RS PORTFOLIO, WT MASTER SERIES AND WT FEEDER PORTFOLIO.

                  The obligations of the RS Portfolio, WT Master Series and WT Feeder Portfolio to effectuate this Agreement shall be subject to the satisfaction of each of the following conditions:

                  (a) Such authority from the United States Securities and Exchange Commission (the "SEC") and state securities commissions as may be necessary, in the opinion of the parties and their counsel, to permit the parties to carry out the transactions contemplated by this Agreement shall have been received.

                  (b) The Registration Statements on Form N-1A of WT Trust and WT Mutual Fund shall be effective under the Securities Act of 1933, as amended (the "1933 Act"), and, to the best knowledge of each such fund, such effectiveness shall not be suspended and no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

                  (c) The RS Portfolio, WT Master Series and WT Feeder Portfolio shall have received on or before the Effective Time an opinion of counsel satisfactory to the RS Portfolio, WT Master Series and WT Feeder Portfolio which opinion will be based on current law and normal and customary assumptions and representations substantially to the effect that for Federal income tax purposes:

                      (1) The transactions described in Sections 1 and 3 of this Agreement will constitute a reorganization as defined in Section 368(a) of the Internal Revenue Code of 1986, as amended;

                      (2) No gain or loss will be recognized to the RS Portfolio upon the transfer of its assets in exchange solely for the WT Feeder Shares and the assumption by the WT Feeder Portfolio of the RS Portfolio's stated liabilities;

                      (3) No gain or loss will be recognized by WT Feeder Portfolio or WT Master Series on its receipt of the WT Feeder Fund's assets in exchange for the WT Master Shares and the assumption by the WT Master Series of the WT Feeder Portfolio's liabilities;

                      (4) The basis of the RS Portfolio's assets in the WT Master Series' hands will be the same as the basis of those assets in the RS Portfolio's hands immediately before the reorganization;

                      (5) The WT Master Series' holding period for the assets transferred by the WT Feeder Portfolio will include the holding period of those assets in the RS Portfolio's hands and the holding of those assets in the WT Feeder Portfolio's hands immediately before the conversion;

                      (6) No gain or loss will be recognized to the RS Portfolio on the distribution of the WT Feeder Shares to the RS Portfolio's shareholders in exchange solely for their RS Portfolio shares;

                      (7) No gain or loss will be recognized to the RS Portfolio's shareholders as a result of the RS Portfolio's distribution of WT Feeder Shares to the RS Portfolio's shareholders in exchange solely for their shares of the RS Portfolio's stock;

                      (8) The basis of the WT Feeder Shares received by a RS Portfolio shareholder will be the same as the adjusted basis of that shareholder's RS Portfolio shares surrendered in exchange therefor; and

                      (9) The holding period of the WT Feeder Shares received by the RS Portfolio's shareholders will include the holding period of the shares of the RS Portfolio exchanged therefor, provided that said RS Portfolio shares were held as capital assets on the date of the conversion.

                  (d) A vote approving this Agreement and the Reorganization contemplated hereby shall have been adopted by at least a majority of the outstanding shares of the RS Portfolio entitled to vote at a special meeting of shareholders.

                  (e) The Boards of WT Trust and WT Mutual Fund, at meetings duly called for such purpose, shall have authorized the issuance of the WT Master Shares and WT Feeder Shares, respectively, at the Effective Time in accordance with this Agreement.

                  (f) Shareholders shall have authorized the RS Fund Board of Trustees to vote to approve the Investment Advisory Agreement between the WT Master Series and CRM and the Board of The Rodney Square Strategic Equity Fund shall have executed a consent for such purpose.

             10.      EFFECTIVE TIME OF THE REORGANIZATION.

                  The exchange of the RS Portfolio's assets for WT Feeder Shares and the subsequent exchange of the WT Feeder Portfolio's assets for WT Master Shares shall be effective as of the close of business on __________________, 1999, or at such other time and date as fixed by the mutual consent of the parties (the "Effective Time").

             11.      TERMINATION.

                  This Agreement and the transactions contemplated hereby may be terminated and abandoned without penalty by resolution of the Board of Trustees of RS Fund, WT Trust or WT Mutual Fund at any time prior to the Effective Time, if circumstances should develop that, in the opinion of such Board, make proceeding with the Agreement inadvisable.

             12.      AMENDMENT AND WAIVER.

                  This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; PROVIDED, that no such amendment may have the effect of changing the provisions for determining the number or value of WT Feeder Shares to be paid to the RS Portfolio's shareholders under this Agreement to the detriment of the RS Portfolio's shareholders without their further approval. Furthermore, either party may waive any breach by the other party or the failure to satisfy any of the conditions to its obligations (such waiver to be in writing and authorized by the President or any Vice President of the waiving party with or without the approval of such party's shareholders).

             13.      GOVERNING LAW.

                  This Agreement shall be governed and construed in accordance with the laws of the State of Delaware.

             14.      NOTICES.

                  Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail, internet or overnight express courier addressed as follows:

                  if to the RS Fund:

                           c/o Wilmington Trust Company
                           1100 North Market Street
                           Wilmington, DE 19890-0001
                           Attention:  Robert J. Christian

                  if to WT Mutual Fund or WT Trust:

                           c/o Wilmington Trust Company
                           1100 North Market Street
                           Wilmington, DE 19890-0001
                           Attention:  Robert J. Christian

                  with a copy to:

                           Joseph V. Del Raso, Esq.
                           Pepper Hamilton LLP
                           3000 Two Logan Square
                           Philadelphia, PA  19103

             15.      FEES AND EXPENSES.

                  (a) The RS Portfolio, WT Master Series and WT Feeder Portfolio each represent and warrant to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

                  (b) Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement shall be incurred by RS Portfolio, WT Master Series and WT Feeder Portfolio. Such expenses include, without limitation, (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (ii) expenses associated with the preparation and filing of the Proxy Statement under the Securities Exchange Act of 1934, as amended; (iii) fees and expenses of preparing and filing such forms as are necessary to comply with applicable state securities laws; (iv) postage; (v) printing; (vi) accounting fees; (vii) legal fees; and (viii) solicitation costs of the transaction. The WT Feeder Portfolio shall pay its own federal securities law registration fees and any fees required under state securities laws.

             16.      HEADINGS, COUNTERPARTS, ASSIGNMENT.

                  (a) The article and paragraph headings contained in this Agreement are for reference purposes only and shall not effect in any way the meaning or interpretation of this Agreement.

                  (b) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

                  (c) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

             17.      ENTIRE AGREEMENT.

                  Each of WT Master Series, WT Feeder Portfolio and the RS Portfolio agree that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties. The representations, warranties and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

             18.      FURTHER ASSURANCES.

                  Each of WT Master Series, WT Feeder Portfolio and the RS Portfolio shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

             19.      BINDING NATURE OF AGREEMENT.

                  As provided in each fund's charter documents, this Agreement was executed by the undersigned officers of RS Fund, WT Trust and WT Mutual Fund, on behalf of each of the RS Portfolio, WT Master Series and WT Feeder Portfolio, respectively, as officers and not individually, and the obligations of this Agreement are not binding upon the undersigned officers individually, but are binding only upon the assets and property of each corporation. Moreover, no series of a business trust shall be liable for the obligations of any other series of that business trust.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


Attest: The Rodney Square Strategic Equity Fund, on behalf of Large Cap Value Equity Portfolio




-----------------   --------------------------------------


Attest:             WT Investment Trust I, on behalf of
                    its series, the WT Large Cap Value Series




-----------------   --------------------------------------


Attest:             WT Mutual Fund, on behalf of
                    Wilmington Large Cap Value Portfolio

-----------------   --------------------------------------

                                   APPENDIX D

THIS SUPPLEMENT SUPERSEDES AND REPLACES ANY EXISTING SUPPLEMENTS TO THE PROSPECTUS. THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS. IT SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUS.

                      Supplement dated July 7, 1999 to the

                     The Rodney Square Stategic Equity Fund
                          Prospectus dated May 1, 1999

The following replaces and supersedes the first paragraph relating to the Small Cap Equity Portfolio under "Primary Investment Stategies" on pages 5 and 6 in the prospectus:

The Small Cap Equity Portfolio is a diversified portfolio of small cap U.S. equity (or related) securities with a market capitalization of $2 billion or less at the time of purchase. To achieve the Portfolio's objective of long-term growth of capital, the adviser employs a combined growth and value investment approach. The adviser uses proprietary quantitative research techniques to find companies with long-term growth potential, or that seem undervalued. After analyzing these companies, the adviser invests the Portfolio's assets in the stocks of companies with the most attractive combination of long-term earnings growth and valuation. Securities will be sold to make room for new companies with superior growth, valuation and projected return characteristics or to preserve capital in cases where a company's performance has not met our original assesment of its growth prospects and earning power. In the Portfolio's efforts to achieve its investment objective, it seeks to outperform the Russell 2000 Index (assuming that a similar investment in the securities comprising this index would reinvest dividends and capital gains distributions). The Russell 2000 Index is a passive index of the smallest 2000 stocks in the Russell 3000 Index of the 3000 largest stocks in the U.S. as measured by market capitalization.

The following supplements the "PURCHASE OF SHARES" section of the prospectus:

Payroll Investment Plan: The Payroll Investment Plan ("PIP") permits you to make regularly scheduled purchases of Portfolio shares through payroll deductions. To open a PIP account, you must submit a completed account application, payroll deduction form and the minimum initial deposit to your employer's payroll department. Then, a portion of your paychecks automatically will be transferred to your PIP account for as long as you wish to participate in the plan. It is the sole responsibility of your employer, not the Fund, the Distributor, Investment Manager, or Transfer Agent, to arrange for transactions under the PIP. The Fund reserves the right to vary its minimum purchase requirements for employees participating in a PIP.

[GRAPHIC OMITTED]

THE RODNEY SQUARE STRATEGIC EQUITY FUND
    LARGE CAP GROWTH EQUITY PORTFOLIO
    LARGE CAP VALUE EQUITY PORTFOLIO
    SMALL CAP EQUITY PORTFOLIO
    INTERNATIONAL EQUITY PORTFOLIO


--------------------------------------------------------------------------------


                          PROSPECTUS DATED MAY 1, 1999



     This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.


     Please note that these mutual funds:

(BULLET)  are not bank deposits

(BULLET) are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

(BULLET)  are not federally insured

(BULLET) are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency

(BULLET)  are not guaranteed to achieve their goal(s)


     Like all mutual fund shares, the Securities and Exchange Commission has not approved or disapproved the Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS

A LOOK AT THE GOALS,          PORTFOLIO DESCRIPTION
STRATEGIES, RISKS,            Investment Objectives...........................3
EXPENSES AND FINANCIAL        Primary Investment Strategies...................4
HISTORY OF EACH               Risk Factors Related to the Portfolios..........8
PORTFOLIO.                    Performance Information........................10
                              Fees and Expenses..............................14
                              Financial Highlights...........................16

DETAILS ABOUT THE SERVICE     MANAGEMENT OF THE FUND
PROVIDERS.                    Investment Adviser.............................20
                              Portfolio Managers ............................20
                              Sub-Advisers ..................................21
                              Service Providers..............................22

POLICIES AND INSTRUCTIONS     SHAREHOLDER INFORMATION
FOR OPENING, MAINTAINING      Pricing of Shares..............................23
AND CLOSING AN ACCOUNT        Purchase of Shares.............................24
IN ANY OF THE PORTFOLIOS.     Redemption of Shares...........................25
                              Exchange of Shares.............................27
                              Dividends and Other Distributions..............28
                              Taxes..........................................28


                              FOR MORE INFORMATION...........................29


For information about key terms and concepts, look for our "PLAIN TALK" explanations.

THE RODNEY SQUARE
STRATEGIC EQUITY FUND
[BULLET]  LARGE CAP GROWTH EQUITY PORTFOLIO
[BULLET]  LARGE CAP VALUE EQUITY PORTFOLIO
[BULLET]  SMALL CAP EQUITY PORTFOLIO
[BULLET]  INTERNATIONAL EQUITY PORTFOLIO

                             PORTFOLIO DESCRIPTION

PLAIN TALK
--------------------------------------------------------------------------------
                             WHAT IS A MUTUAL FUND?
A mutual fund pools shareholders' money and, using a professional investment manager, invests it in securities like stocks and bonds. Each Portfolio in The Rodney Square Strategic Equity Fund is a separate mutual fund.
--------------------------------------------------------------------------------

     The Rodney Square Strategic Equity Fund (the "Fund") consists of four separate portfolios, the Large Cap Growth Equity Portfolio, the Large Cap Value Equity Portfolio, the Small Cap Equity Portfolio and the International Equity Portfolio (each a "Portfolio" and together "Portfolios").

PLAIN TALK
--------------------------------------------------------------------------------
                                  WHAT IS CAP?
Cap or the market capitalization of a company means the value of the company's common stock in the stock market.
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES
PLAIN TALK
--------------------------------------------------------------------------------
                               WHAT IS AN INDEX?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.
--------------------------------------------------------------------------------

     The Large Cap Growth Equity Portfolio, the Large Cap Value Equity Portfolio and the Small Cap Equity Portfolio each seek superior long-term growth of capital. The International Equity Portfolio seeks superior long-term capital appreciation. For purposes of these investment objectives, "superior" long-term growth of capital means that which would exceed the long-term growth of capital from an investment in the securities comprising the Russell 1000 Growth Index (for the Large Cap Growth Equity Portfolio); the Russell 1000 Value Index (for the Large Cap Value Equity Portfolio); the Russell 2000 Index, (for the Small Cap Equity Portfolio) and the Morgan Stanley Capital International Europe, Australasia and Far East Index (for the International Equity Portfolio). For more information on the specific Indexes, see the Section entitled "Primary Investment Strategies." These investment objectives may not be changed without shareholder approval. There is no guarantee that a Portfolio will achieve its investment objective.


PRIMARY INVESTMENT STRATEGIES

PLAIN TALK
--------------------------------------------------------------------------------
                             WHAT ARE GROWTH FUNDS?
Growth funds invest in the common stock of growth-oriented companies seeking maximum growth of earnings and share price with little regard for dividend earnings. Generally, companies with high relative rates of growth tend to reinvest more of their profits into the company and pay out less to shareholders in the form of dividends. As a result, investors in growth funds tend to receive most of their return in the form of capital appreciation.
--------------------------------------------------------------------------------

     The LARGE CAP GROWTH EQUITY PORTFOLIO is a diversified portfolio of large cap U.S. equity (or related) securities that have above average earnings potential compared to the securities market as a whole. In the Portfolio's efforts to achieve its investment objective, it seeks to outperform the Russell 1000 Growth Index (assuming a similar investment in the securities comprising this index would reinvest dividends and capital gains distributions). The Russell 1000 Growth Index is formed by assigning a style composite score to all of the companies found in the Russell 1000 Index, a passive index of the largest 1000 stocks in the U.S. as measured by their market capitalization, to determine their growth or value characteristics. Approximately 70% of those stocks are placed in either the Growth or Value Index. The remaining stocks are placed in both indexes with a weight proportional to their growth or value characteristics. The adviser uses proprietary quantitative research techniques to find companies with potentially attractive returns. After analyzing those companies, the assets of the Portfolio are invested in the stocks of companies with the most attractive combination of long-term earnings, growth and valuation. Portfolio held securities are sold to make room for new companies with compelling growth and valuation characteristics or to preserve capital where fundamentals have deteriorated.

     At all times, the Large Cap Growth Equity Portfolio will invest at least 85% of its total assets in the following equity (or related) securities:

(BULLET) common stocks of U.S. corporations that are judged by the adviser to have strong growth characteristics and have a market capitalization of $2 billion or higher at the time of purchase;

(BULLET)  options on, or securities  convertible (such as convertible  preferred
          stock  and   convertible   bonds)  into,  the  common  stock  of  U.S.
          corporations described above;

(BULLET) options on indexes of the common stock of U.S. corporations described above; and

(BULLET) contracts for either the future delivery, or payment in respect of the future market value, of certain indexes of the common stock of U.S. corporations described above, and options upon such futures contracts.

PLAIN TALK
--------------------------------------------------------------------------------
                             WHAT ARE VALUE FUNDS?
Value funds invest in the common stock of companies that are considered by the adviser to be undervalued relative to their underlying profitability, or rather their stock price does not reflect the value of the company.
--------------------------------------------------------------------------------

     The LARGE CAP VALUE EQUITY PORTFOLIO is a diversified portfolio of large cap U.S. equity (or related) securities that are deemed by the adviser to be undervalued as compared to the company's profitability potential. In the Portfolio's efforts to achieve its investment objective, it seeks to outperform the Russell 1000 Value Index (assuming a similar investment in the securities comprising this index would reinvest dividends and capital gains distributions). The Russell 1000 Value Index is formed by assigning a style composite score to all of the companies found in the Russell 1000 Index, a passive index of the largest 1000 stocks in the U.S. as measured by their market capitalization, to determine their growth or value characteristics. Approximately 70% of those stocks are placed in either the Growth or Value Index. The remaining stocks are placed in both indexes with a weight proportional to their growth or value characteristics. The adviser uses proprietary quantitative research techniques to find companies that seem undervalued. After analyzing those companies, the assets of the Portfolio are invested in the stocks of companies with improving earnings prospects and attractive valuation. Portfolio held securities are sold to make room for new companies with compelling valuation characteristics and improving fundamental prospects or if the securities have not met our investment objective over a reasonable time period.

     At all times, the Large Cap Value Equity Portfolio will invest at least 85% of its total assets in the following equity (or related) securities:

(BULLET) common stocks of U.S. corporations that are judged by the adviser to be undervalued in the marketplace relative to underlying profitability and have a market capitalization of $2 billion or higher at the time of purchase;

(BULLET)  options on, or securities  convertible (such as convertible  preferred
          stock  and   convertible   bonds)  into,  the  common  stock  of  U.S.
          corporations described above;

(BULLET) options on indexes of the common stock of U.S. corporations described above; and

(BULLET) contracts for either the future delivery, or payment in respect of the future market value, of certain indexes of the common stock of U.S. corporations described above, and options upon such futures contracts.

PLAIN TALK
--------------------------------------------------------------------------------
                           WHAT ARE SMALL CAP FUNDS?
Small cap funds invest in the common stock of companies with smaller market capitalizations. Small cap stocks may provide the potential for higher growth but they also typically have greater risk and more volitility.
--------------------------------------------------------------------------------

     The SMALL CAP EQUITY PORTFOLIO is a diversified portfolio of small cap U.S. equity (or related) securities with a market capitalization of $2 billion or less at the time of purchase. To achieve the Portfolio's objective of long-term growth of capital, the adviser has delegated the Portfolio's investment management responsibilities to two investment teams. One team is growth-oriented, concentrating on investing in companies the adviser believesto have growth potential and the second team is value-oriented, concentrating on investing in companies the adviser believes to be undervalued. The growth oriented team and the value-oriented team both use proprietary quantitative research techniques to find companies with potentially attractive returns and that seem undervalued, respectively. After analyzing those companies, the growth-oriented team invests their portion of the Portfolio's assets in the stocks of companies with the most attractive combination of long-term earnings, growth and valuation, and the value-oriented team invests their portion of the Portfolio's assets in the stocks of companies with improving earnings prospects and attractive valuation. Portfolio held securities are sold to make room for new companies with superior growth, valuation and projected return characteristics or to preserve capital where our original assessment of the company's growth prospects and earnings power has not proven optimistic. In the Portfolio's efforts to achieve its investment objective, it seeks to outperform the Russell 2000 Index (assuming a similar investment in the securities comprising this index would reinvest dividends and capital gains distributions). The Russell 2000 Index is a passive index of the smallest 2000 stocks in the Russell 3000 Index of the 3000 largest stocks in the U.S. as measured by market capitalization.

     At all times, the Small Cap Equity Portfolio will invest at least 85% of its total assets in the following equity (or related) securities:

(BULLET) common stocks of U.S. corporations that are judged by the adviser to have strong growth characteristics or to be undervalued in the marketplace relative to underlying profitability and have a market capitalization of less than $2 billion at the time of purchase;

(BULLET)  options on, or securities  convertible (such as convertible  preferred
          stock  and   convertible   bonds)  into,  the  common  stock  of  U.S.
          corporations described above;

(BULLET) options on indexes of the common stock of U.S. corporations described above; and

(BULLET) contracts for either the future delivery, or payment in respect of the future market value, of certain indexes of the common stock of U.S. corporations described above, and options upon such futures contracts.

PLAIN TALK
--------------------------------------------------------------------------------
                         WHAT ARE INTERNATIONAL FUNDS?
International funds invest in securities traded in markets of at least three different countries outside of the United States. An investor in an international fund can avoid the hassles of investing directly in foreign securities and let that fund's adviser handle the foreign laws, trading practices, customs and time zones of the foreign countries.
--------------------------------------------------------------------------------

     The INTERNATIONAL EQUITY PORTFOLIO is a diversified portfolio of equity securities (including convertible securities) of issuers located outside of the United States. In the Portfolio's efforts to achieve its investment objective, it seeks to outperform the Morgan Stanley Capital International Europe, Australasia & Far East ("EAFE") Index (assuming a similar investment in the securities comprising this index would reinvest dividends and capital gains distributions). The EAFE Index is an unmanaged index comprised of the stocks of approximately 1100 companies, screened for liquidity, cross ownership and industry representation and listed on major stock exchanges in Europe, Australasia and the Far East.

     Under normal conditions, the Portfolio will invest at least 85% of its total assets in the following equity (or related) securities:

(BULLET)  common stocks of foreign issuers;

(BULLET)  preferred   stocks  and/or  debt   securities   that  are  convertible
          securities of such foreign issuers; and

(BULLET) open or closed-end investment companies (mutual funds) that invest primarily in the equity securities of issuers in countries where it is impossible or impractical to invest directly.

     The International Equity Portfolio may use forward currency contracts, options, futures contracts and options on futures contracts to attempt to hedge actual or anticipated investment security positions.

     Three sub-advisers, Clemente Capital, Inc. ("Clemente"), Invista Capital Management Inc. ("Invista"), and Scudder Kemper Investments, Inc. ("Scudder Kemper"), manage the assets of the International Equity Portfolio. The adviser allocates the Portfolio's assets among each sub-adviser in roughly equal portions and then allows each sub-adviser to use its own investment approach and strategy to achieve the Portfolio's objective.

     Clemente's investment approach begins with a global outlook, identifying the major forces (i.e., political events, social developments, trade and capital flows) affecting the global enviroment and then identifying the themes (i.e., corporate restructuring, infrastructure spending, consumer's coming of age) that are responding to the major forces. The third step is to decide which countries or sectors will benefit from these themes and then seek companies with favorable growth characteristics in those countries or sectors. The next steps are to research and identify specific holdings and ongoing monitoring and evaluation of the portfolio. Portfolio holdings are sold when shares reach the target price, the fundamentals of a company have deteriorated or when new companies with superior growth and valuation characteristics have been identified.

     Invista's investment approach focuses on identifying opportunities through a fundamentally sound, economic value driven process applied evenly across all international markets. Candidates for purchase are companies whose current price is substantially below investment value as determined by Invista's estimate of future free cash flows. Once this evaluation process is applied, purchases are made among those companies that provide optimal combinations of valuation, growth and risk. Portfolio holdings are sold when the relative attractiveness of a security is not as great as portfolio additions proposed by a member of the investment team.

     Scudder Kemper's investment approach involves a top-down/bottom-up approach with a focus on fundamental research. Investment ideas are generated by regional analysts, global industry analysts and portfolio managers through the integration of three analytical disciplines; global themes (identification of sectors and industries likely to gain or lose during specific phases of a theme's cycle); country analysis (quantitative assesment of each country's fundamental and political characteristics combined with an objective, quantitative analyisis of market and economic data); and company analysis (identification of company opportunities by searching for unique attributes such as franchise or monopoly, above average growth potential, innovation or scarcity). Portfolio holdings are sold when the analysts indicate that the underlying fundamentals are no longer strong.

     The Portfolio utilizes this multiple sub-adviser structure to reduce portfolio volatility through multiple investment approaches, a strategy used by many institutional investors. For example, a particular investment approach used by a sub-adviser may be successful in a bear (falling) market, while another investment approach used by a different sub-adviser may be more successful in a bull (rising) market. The multiple investment approach is designed to soften the impact of a single sub-adviser's performance in a market cycle during which that sub-adviser's investment approach is less successful. Because each sub-adviser has different investment approaches, the performance of one or more of the sub-advisers is expected to offset the impact of any other sub-adviser's poor performance, regardless of the market cycle. Unfortunately, this also works the opposite way. The successful performance of a sub-adviser will be diminished by the less successful performances of the other sub-advisers. There can be no guarantee that the expected advantages of the multiple adviser technique will be achieved.

     ALL PORTFOLIOS. The frequency of portfolio transactions and a Portfolio's turnover rate will vary from year to year depending on the market. Increased turnover rates incur the cost of additional brokerage commissions and may cause you to receive larger capital gain distributions. The Large Cap Growth Equity Portfolio had a higher than normal portfolio turnover rate for its fiscal year ending December 31, 1998 due to changes in its investment adviser and investment policies. Portfolio securities that did not fit in the large capitalization investment parameters were replaced. Portfolio turnover rate is normally expected to be less than 100% for each of the Portfolios.

     Each Portfolio also may use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information.

RISK FACTORS RELATED TO THE PORTFOLIOS
--------------------------------------------------------------------------------
     The following is a list of the primary risks that apply to all Portfolios unless otherwise indicated. Additional information about a Portfolio's investments is available in our Statement of Additional Information:

(BULLET) An investment in a Portfolio is not a deposit of Wilmington Trust Company ("WTC"), each Portfolio's investment adviser, any other bank, or any of their affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money by investing in a Portfolio.

(BULLET) CURRENCY RISK: The risk related to investments denominated in foreign currencies. Foreign securities are usually denominated in foreign currency therefore changes in foreign currency exchange rates can affect the net asset value of the International Equity Portfolio. (International Equity Portfolio)

(BULLET) EURO RISK: On January 1, 1999, the European Monetary Union introduced a new single currency, the Euro, which replaces the national currency for the eleven participating member countries. If a portfolio is holding investments in countries with currencies replaced by the Euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts custody and accounting, will have been affected. (International Equity Portfolio)

(BULLET) DERIVATIVES RISK: Some of the Portfolios' investments may be referred to as "derivatives" because their value depends on, or derives from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of a Portfolio's total assets may at any time be committed or exposed to derivative strategies.

(BULLET) FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country not normally associated with investing in the U.S. markets. (International Equity Portfolio)

(BULLET) GROWTH-ORIENTED INVESTING RISK: The risk that an investment in a growth-oriented portfolio, which invests in growth-oriented companies, will be more volatile than the rest of the U.S. market as a whole. (Large Cap Growth Equity and Small Cap Portfolios)

(BULLET) MANAGEMENT RISK: The risk that a strategy used by the adviser or a sub- adviser may fail to produce the intended result.

(BULLET) MARKET RISK: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

(BULLET) NO TEMPORARY DEFENSIVE INVESTMENT POLICY: Unlike many other mutual funds, the Portfolios do not reserve authority to depart from their primary investment policies, even during declining markets, to temporarily pursue defensive investment policies in an effort to preserve capital. Each Portfolio will adhere to a policy of investing not less that 85% of its total assets in equity (or related) securities, during good and bad stock market conditions. Investors should consider the risk of capital losses that may flow from this policy should adverse market conditions arise and persist in the future in the decision of whether to invest, or remain invested, in the Portfolios.

(BULLET) OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

(BULLET) SMALL CAP RISK: Small cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of larger companies and therefore may involve greater risk than investing in larger companies. (Small Cap Equity Portfolio)

(BULLET) VALUATION RISK: The risk that a Portfolio has valued certain of its securities at a higher price than it can sell them.

(BULLET) VALUE INVESTING RISK: The risk that a portfolio's investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, do not appreciate in value as anticipated. (Large Cap Value Equity and Small Cap Equity Portfolios)

(BULLET) YEAR 2000 COMPLIANCE RISK: Like other mutual funds, financial and business organizations and individuals around the world, the Portfolios could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data on or after January 1, 2000. Many existing application software products in the marketplace were designed only to accommodate a two-digit date position, which represents the year (e.g., "95" is stored on the system and represents the year 1995). As a result, the year 1999 (i.e., "99") could be the maximum date value these systems will be able to accurately process. This is commonly known as the "Year 2000 Problem." The Fund is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that it uses, and to obtain assurances that comparable steps are being taken by the Fund's major service providers. At this time, however, there can be no assurances that these steps will be sufficient to avoid any adverse impact on the Portfolios. Additionally, if a company in which a Portfolio is invested is adversely affected by Year 2000 Problems, it is likely that the price of that company's securities will also be adversely affected. A decrease in one or more of a Portfolio's holdings may have a similar impact on the price of the Portfolio's shares. The adviser will rely on public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S. present a greater Year 2000 readiness risk because they may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. The adviser is not able to audit any company and its major suppliers to verify their Year 2000 readiness.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
                       LARGE CAP GROWTH EQUITY PORTFOLIO

     The chart below shows the changes in annual total returns for the Large Cap Growth Equity Portfolio for the last 10 calendar years of the Portfolio through December 31, 1998. The information shows you how the Portfolio's performance has varied year by year and provides some indication of the risks of investing in the Portfolio. Prior to February 23, 1998, the Large Cap Growth Equity Portfolio was managed by 2 or 3 different portfolio advisers selected by the Portfolio's former manager and administrator and operated under certain different investment policies. Until February 23, 1998, the Portfolio invested in both large and small capitalization securities. The Portfolio's investment policy now calls for investments to be made exclusively in large capitalization equity securities with strong growth characteristics. Accordingly, the Portfolio's historical performance may not reflect its current investment practices. Past performance is not necessarily an indicator of how the Portfolio will perform in the future.

EDGAR REPRESENTATITON OF DATA POINTS USED IN PRINTED GRAPHIC
Rodney Square Strategic Equity Fund

                       LARGE CAP GROWTH EQUITY PORTFOLIO
                 ANNUAL RETURNS FOR THE PAST 10 CALENDAR YEARS

   Performance
      Years            Returns
------------------  --------------
    12/31/88
      1989             27.15%
      1990             -7.15%
      1991             41.54%
      1992              5.95%
      1993             14.57%
      1994             -0.23%
      1995             28.43%
      1996             24.25%
      1997             27.50%
      1998             23.58%


PLAIN TALK
--------------------------------------------------------------------------------
                             WHAT IS TOTAL RETURN?
Total return is a measure of the per-share change in the total value of a fund's portfolio, including any distributions paid to you. It is measured from the beginning to the end of a specific time period.
--------------------------------------------------------------------------------

     The total return for the Large Cap Growth Portfolio for the quarter ended March 31, 1999 was 3.65%. Over the past 10 calendar years, the highest quarter total return was 25.34% (quarter ended December 31, 1998). Over the past 10 calendar years, the lowest quarter total return was -17.12% (quarter ended September 30, 1990).

     The table below shows how the Large Cap Growth Equity Portfolio's average annual total returns for the past 1, 5 and 10 calendar years compare with the Russell 1000 Growth Index.

                                      1 YEAR         5 YEAR        10 YEAR
                                      ------         ------        -------
Large Cap Growth Equity Portfolio ... 23.58%         20.19%        17.67%
Russell 1000 Growth Index ........... 38.71%         25.70%        20.57%
S&P 500 Index* ...................... 28.58%         24.06%        19.19%

* The S&P 500 Index is the Standard and Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

                        LARGE CAP VALUE EQUITY PORTFOLIO

     The chart below shows the changes in annual total returns of complete calendar years for the Portfolio, which commenced operations on June 29, 1998, and for its predecessor the Value Stock Fund, a collective investment fund, whose assets were transferred into the Portfolio on June 29, 1998. The information shows you how the Portfolio's performance has varied year by year and provides some indication of the risks of investing in the Portfolio. The Value Stock Fund's performance has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Large Cap Value Equity Portfolio (i.e., adjusted to reflect anticipated expenses, absent investment advisory fees waivers). The Value Stock Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended, (the "1940 Act") and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the "Code"). If the Value Stock Fund had been registered under the 1940 Act, its performance may have been different. Past performance is not necessarily an indicator of how the Portfolio will perform in the future.

EDGAR REPRESENTATITON OF DATA POINTS USED IN PRINTED GRAPHIC

                        LARGE CAP VALUE EQUITY PORTFOLIO
                      CALENDAR YEAR RETURNS SINCE INCEPTION


   Performance
      Years            Returns
  ------------       -----------
      1992              13.49%
      1993              13.75%
      1994              -1.64%
      1995              34.38%
      1996              21.86%
      1997              24.55%
      1998              -2.75%


     The total return for the Large Cap Value Equity Portfolio for the quarter ended March 31, 1999 was -6.13%. Over the life of the Portfolio, the highest quarter total return was 13.48% (quarter ended June 30, 1997). Over the life of the Portfolio, the lowest quarter total return was -10.62% (quarter ended September 30, 1998).

     The table below shows how the Large Cap Value Equity Portfolio's average annual total returns for the past 1 and 5 calendar years and the period December 1, 1991 (commencement of operations) through December 31, 1998 compare with the Russell 1000 Value Index.

                                      1 YEAR    5 YEAR    SINCE INCEPTION
                                      ------    ------    ---------------
Large Cap Value Equity Portfolio .... -2.75%    14.30%         15.29%
Russell 1000 Value Index ............ 15.63%    20.86%         20.54%
S&P 500 Index* ...................... 28.58%    24.06%         21.08%

* The S&P 500 Index is the Standard and Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock pieces.

                           SMALL CAP EQUITY PORTFOLIO

     The chart below shows the changes in annual total returns of complete calendar years for the Portfolio, which commenced operations on June 29, 1998, and for its predecessor the Small Cap Stock Fund, a collective investment fund, whose assets were transferred into the Portfolio on June 29, 1998. The information shows you how the Portfolio's performance has varied year by year and provides some indication of the risks of investing in the Portfolio. The Small Cap Stock Fund's performance has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Small Cap Equity Portfolio (i.e., adjusted to reflect anticipated expenses, absent investment advisory fees waivers). The Small Cap Stock Fund was not registered as a mutual fund under the 1940 Act and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Code. If the Small Cap Stock Fund had been registered under the 1940 Act, its performance may have been different. Past performance is not necessarily an indicator of how the Portfolio will perform in the future.

EDGAR REPRESENTATITON OF DATA POINTS USED IN PRINTED GRAPHIC

                           SMALL CAP EQUITY PORTFOLIO
                     CALENDAR YEAR RETURNS SINCE INCEPTION

   Performance
      Year             Returns
   -----------        ---------
      1998              -2.32%



     The total return for the Small Cap Equity Portfolio for the quarter ended March 31, 1999 was -11.75%. Over the life of the Portfolio, the highest quarter total return was 20.59% (quarter ended September 30, 1997). Over the life of the Portfolio, the lowest quarter total return was -17.92% (quarter ended June 30, 1998).

     The table below shows how the Small Cap Equity Portfolio's average annual total returns for the past calendar year and for the period April 1, 1997* through December 31, 1998 compare with Russell 2000 Index.

                                      1 YEAR     SINCE APRIL 1, 1997
                                     --------    -------------------
Small Cap Equity Portfolio .........  -2.32%           17.40%
Russell 2000 Index .................  -2.54%           13.99%

* The Small Cap Stock Fund's inception date was October 1991. Prior to April 1997 the fund was managed by an investment adviser unaffiliated with its current adviser, which invested primarily in growth-oriented small cap companies with market capitalization values of $500 million or less at time of purchase. As of April 1997, Wilmington Trust Company (WTC) assumed management of the Fund and assigned management responsibilities to two different WTC portfolio management teams, one value-oriented and the other growth-oriented.

                         INTERNATIONAL EQUITY PORTFOLIO

     The chart below shows the changes in annual total returns of complete calendar years for the Portfolio, which commenced operations on June 29, 1998, and for its predecessor the International Stock Fund, a collective investment fund, whose assets were transferred into the Portfolio on June 29, 1998. The information shows you how the Portfolio's performance has varied year by year and provides some indication of the risks of investing in the Portfolio. The International Stock Fund's performance has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the International Equity Portfolio (i.e., adjusted to reflect anticipated expenses, absent investment advisory fees waivers). The International Stock Fund was not registered as a mutual fund under the 1940 Act and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Code. If the International Stock Fund had been registered under the 1940 Act, its performance may have been different. Past performance is not necessarily an indicator of how the Portfolio will perform in the future.

EDGAR REPRESENTATITON OF DATA POINTS USED IN PRINTED GRAPHIC

                         INTERNATIONAL EQUITY PORTFOLIO
                  ANNUAL RETURNS FOR THE PAST 10 CALENDAR YEARS

   Performance
      Years           Returns
   -----------     -------------
      1989             27.82%
      1990            -15.39%
      1991             14.63%
      1992             -0.19%
      1993             42.64%
      1994             -1.36%
      1995              7.30%
      1996              8.60%
      1997              3.43%
      1998             13.48%


     The total return for the International Equity Portfolio for the quarter ended March 31, 1999 was -0.41%. Over the past 10 calendar years, the highest quarter total return was 16.21% (quarter ended September 30, 1989). Over the past 10 calendar years, the lowest quarter total return was -22.76% (quarter ended September 30, 1990).

     The table below shows how the International Equity Portfolio's average annual total returns for the past 1, 5 and 10 calendar years through December 31, 1998 compare with the Morgan Stanley Capital International Europe, Australasia and Far East Index.

                                                 1 YEAR     5 YEAR    10 YEAR
                                                 ------     ------    -------
International Equity Portfolio ..............    13.48%     6.17%      9.06%
Morgan Stanley Capital International Europe,
  Australasia and Far East Index ............    20.00%     9.19%      5.54%

FEES AND EXPENSES
--------------------------------------------------------------------------------
PLAIN TALK
--------------------------------------------------------------------------------
                            WHAT ARE FUND EXPENSES?
Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration and custody services. Each Portfolio's expenses in the table below are shown as a percentage of its net assets. These expenses are deducted from Portfolio assets.
--------------------------------------------------------------------------------

     The table below describes the fees and expenses that you may pay if you buy and hold shares of a Portfolio. No sales charges or other fees are paid directly from your investment.

     ANNUAL FUND OPERATING  EXPENSES  (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO
ASSETS):

                                        Large Cap Growth     Large Cap Value   Small Cap Equity     International
                                        Equity Portfolio    Equity Portfolio       Portfolio      Equity Portfolio
                                        ----------------    ----------------       ---------      ----------------
Management fees 1 .....................        0.55%               0.55%              0.60%              0.65%
Distribution (12b-1) fees .............        0.00%               0.00%              0.00%              0.00%
Other Expenses ........................        0.33%               0.33%              0.35%              0.45%
TOTAL ANNUAL OPERATING EXPENSES 1 .....        0.88%               0.88%              0.95%              1.10%
Fee Waiver ............................        0.13%               0.13%              0.15%              0.10%
Net Expenses ..........................        0.75%               0.75%              0.80%              1.00%

-------------------------
1 WTC has agreed to waive a portion of its advisory fee or reimburse expenses to the extent total operating expenses exceed 0.75% for the Large Cap Growth Equity Portfolio; 0.75% for the Large Cap Value Equity Portfolio; 0.80% for the Small Cap Equity Portfolio; and 1.00% for the International Equity Portfolio. This waiver will remain in place until the Board approves its termination. The management fees, other expenses and total annual operating expenses reflected in the table above for the Large Cap Growth Equity Portfolio are based on the Portfolio's actual expenses for the fiscal year ended December 31, 1998, adjusted to reflect current fee arrangements. The Large Cap Value Equity, the Small Cap Equity and the International Equity Portfolio have not completed a full year of operation. The numbers are based on actual expenses of the Portfolios for the period June 29, 1998 to December 31, 1998.

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
     This example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:

(BULLET)  you reinvested all dividends andother  distributions
(BULLET)  the average  annual  return was 5%
(BULLET) the Portfolio's maximum (without regard to waivers or expenses) total operating expenses are charged and remain the same over the time periods
(BULLET)  you redeemed all of your investment at the end of the time period.

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                         1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                         ------  -------  -------  --------
Large Cap Growth Equity Portfolio .....   $90      $281    $488     $1084
Large Cap Value Equity Portfolio ......   $90      $281    $488     $1084
Small Cap Equity Portfolio ............   $97      $303    $525     $1166
International Equity Portfolio ........   $112     $350    $606     $1340

THE ABOVE EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF A PORTFOLIO'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
     The financial highlights table is intended to help you understand each Portfolio's financial performance for the past 5 years or since the Portfolio's inception, if shorter. Certain information reflects financial results for a single share of a Portfolio. The total returns in the table represent the rate that a shareholder would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and other distributions). This information has been audited by Ernst & Young LLP, whose report, along with each Portfolio's financial statements, is included in the Annual Report, which is available without charge upon request.

                        LARGE CAP GROWTH EQUITY PORTFOLIO

                                        FOR THE FISCAL YEARS ENDED DECEMBER 31,
                                         1998     1997    1996    1995    1994
                                        ------   ------  ------  ------  ------

NET ASSET VALUE -
   BEGINNING OF YEAR .................  $21.37   $19.22  $17.41  $15.14  $16.39
Investment Operations:
   Net investment loss 1 .............   (0.01)   (0.19)  (0.15)  (0.10)  (0.03)
Net realized and unrealized
   gain (loss) on investments ........    5.02     5.44    4.37    4.38   -0.02
                                        ------   ------  ------  ------  ------
      Total from investment
        operations ...................    5.01     5.25    4.22    4.28   -0.05
                                        ------   ------  ------  ------  ------
Distributions:
From net realized gain on
   investments .......................   (2.79)   (3.10)  (2.41)  (2.01)  (1.20)
                                        ------   ------  ------  ------  ------
NET ASSET VALUE -
   END OF THE YEAR ...................  $23.59   $21.37  $19.22  $17.41  $15.14
                                        ======   ======  ======  ======  ======

Total Return .........................  23.58%   27.50%  24.25%  28.43% (0.23)%

RATIOS (TO AVERAGE NET ASSETS)
   /SUPPLEMENTAL DATA:
   Expenses (net of
   fee waivers) ......................   0.80%    1.38%   1.43%   1.43%   1.38%
   Expenses (excluding
   fee waivers) ......................   0.92%     N/A     N/A     N/A     N/A
   Net investment loss ............... (0.08)%  (0.86)% (0.78)% (0.53)% (0.17)%
Portfolio turnover rate ..............  51.64%   28.05%  34.84%  49.12%  37.05%
Net assets at end of the period
   ($000 omitted) ....................$223,151 $91,445 $76,174 $66,311 $65,267

------------------------
1 The net investment loss per share for the years ended December 31, 1996 and 1997 was calculated using average shares outstanding method.

                        LARGE CAP VALUE EQUITY PORTFOLIO

                                       FOR THE FISCAL PERIOD JUNE 29, 1998
                                          (COMMENCEMENT OF OPERATIONS)
                                                TO DECEMBER 31,
                                                      1998
                                       -----------------------------------
NET ASSET VALUE -
   BEGINNING OF THE PERIOD ...........               $ 10.00
Investment Operations:
   Net investment income .............                  0.10
Net realized and unrealized
   gain (loss) on investments ........                 (0.58)
                                                     -------
      Total from investment
        operations ...................                 (0.48)
                                                     -------
Distributions:
From net investment income ...........                 (0.10)
In excess of net realized
   gain on investments ...............                 (0.12)
                                                     -------
      Total distributions ............                 (0.22)
                                                     -------
NET ASSET VALUE -
   END OF THE PERIOD .................               $  9.30
                                                     =======
Total Return 1 .......................               (4.79)%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
   Expenses (net of fee waivers) .....                 0.75%*
   Expenses (excluding
     fee waivers) ....................                 0.88%*
   Net investment income .............                 2.07%*
Portfolio turnover rate ..............                36.78%
Net assets at end of the period
   ($000 omitted) ....................               $93,780

---------------------
1 Not annualized.
* Annualized.

                           SMALL CAP EQUITY PORTFOLIO

                                             FOR THE FISCAL PERIOD JUNE 29, 1998
                                                 (COMMENCEMENT OF OPERATIONS)
                                                       TO DECEMBER 31,
                                                             1998
                                             -----------------------------------
NET ASSET VALUE -
   BEGINNING OF THE PERIOD ..................               $ 10.00
Investment Operations:
   Net investment income ....................                  0.02
Net realized and unrealized
   gain (loss) on investments ...............                 (0.62)
                                                            -------
      Total from investment
        operations ..........................                 (0.60)
                                                            -------
Distributions:
From net investment income ..................                 (0.02)
In excess of net realized
   gain on investments ......................                 (0.02)
                                                            -------
      Total distributions ...................                 (0.04)
                                                            -------
NET ASSET VALUE -
   END OF THE PERIOD ........................               $  9.36
                                                            =======
Total Return 1 ..............................               (6.03)%

RATIOS (TO AVERAGE NET ASSETS)
   /SUPPLEMENTAL DATA:
   Expenses (net of fee waivers) ............                 0.80%*
   Expenses (excluding
      fee waivers) ..........................                 0.95%*
   Net investment income ....................                 0.45%*
Portfolio turnover rate .....................                 9.81%
Net assets at end of the period
   ($000 omitted) ...........................               $82,156

----------------------
1 Not annualized.
* Annualized.

                         INTERNATIONAL EQUITY PORTFOLIO

                                             FOR THE FISCAL PERIOD JUNE 29, 1998
                                                (COMMENCEMENT OF OPERATIONS)
                                                         TO DECEMBER 31,
                                                              1998
                                             -----------------------------------
NET ASSET VALUE -
   BEGINNING OF THE PERIOD ..................                $ 10.00
Investment Operations:
   Net investment income ....................                   0.02
Net realized and unrealized
   gain (loss) on investments
   and foriegn currencies ...................                  (0.09)
                                                             -------
      Total from investment operations ......                  (0.07)
                                                             -------
Distributions:
From net realized gain on
   investments ..............................                  (0.11)
                                                             -------
NET ASSET VALUE -
   END OF THE PERIOD ........................                $  9.82
                                                             =======
Total Return 1 ..............................                (0.70)%

RATIOS (TO AVERAGE NET ASSETS)
   /SUPPLEMENTAL DATA:
   Expenses (net of fee waivers) ............                  1.00%*
   Expenses (excluding
     fee waivers) ...........................                  1.10%*
   Net investment income ....................                  0.46%*
Portfolio turnover rate .....................                 27.66%
Net assets at end of the period
   ($000 omitted) ...........................                $73,784

--------------------
1 Not annualized.
* Annualized.

--------------------------------------------------------------------------------
MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------
     The Board of Trustees supervises the management, activities and affairs of the Fund and has approved contracts with various financial organizations to provide, among other services, the day-to-day management required by the Portfolios and their shareholders.

PLAIN TALK
--------------------------------------------------------------------------------
                         WHAT IS AN INVESTMENT ADVISER?
The investment adviser makes investment decisions for a portfolio and continuously reviews, supervises and administers the portfolio's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the adviser must follow in its management activities.
--------------------------------------------------------------------------------

     INVESTMENT ADVISER

     WTC, the Fund's investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. WTC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held bank holding company. Under an Advisory Agreement with the Fund, WTC, subject to the supervision of the Board of Trustees, directs the investments of each Portfolio in accordance with its investment objective, policies and limitations. For the International Equity Portfolio, WTC allocates the Portfolio's assets equally among the sub-advisers and then oversees their investment activities. In addition to serving as investment adviser for the Portfolios, WTC is engaged in a variety of investment advisory activities, including the management of other mutual funds and collective investment pools.

     Under the Advisory Agreement, the Large Cap Growth Equity Portfolio and the Large Cap Value Equity Portfolio each pays a monthly advisory fee to WTC at the annual rate of 0.55% of the Portfolios' average daily net assets; the Small Cap Equity Portfolio pays a monthly advisory fee to WTC at the annual rate of 0.60% of the Portfolio's average daily net assets; and the International Equity Portfolio pays a monthly advisory fee to WTC at the annual rate of 0.65% of the Portfolio's average daily net assets. WTC has agreed to waive its fee or reimburse each Portfolio monthly to the extent that expenses of the Portfolio (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed an annual rate of 0.75% of the average daily net assets of the Large Cap Growth Equity Portfolio and the Large Cap Value Equity Portfolio, 0.80% of the average daily net assets of the Small Cap Equity Portfolio, and 1.00% of the average daily net assets of the International Equity Portfolio until further notice. For the fiscal year ended December 31, 1998, WTC received the following fees (after fee waivers), as a percentage of each Portfolio's average daily net assets:

Large Cap Growth Equity Portfolio ...............    0.42%
Large Cap Value Equity Portfolio ................    0.42%
Small Cap Equity Portfolio ......................    0.45%
International Equity Portfolio ..................    0.55%

     PORTFOLIO MANAGERS

     E. Matthew Brown, Vice President, leads a "growth" team and is responsible for the day-to-day management of the Large Cap Growth Equity Portfolio . Mr. Brown joined WTC in October of 1996. Prior to joining WTC, he served as Chief Investment Officer of PNC Bank, Delaware, from 1993 through 1996.

     Mr. Brown also leads a "value" team and is responsible for the day-to-day management of the Large Cap Value Equity Portfolio and the co-management of the Small Cap Equity Portfolio.

     Thomas P. Neale, CFA, Vice President, Equity Reasearch Division, is a member of the "growth" team and is responsible for the co-management of the Small Cap Equity Portfolio. Mr. Neale joined Wilmington Trust in 1986 as an Institutional Equity Portfolio Manager. Currently he specializes in managing taxable accounts for Delaware Holding Companies and has equity research responsibilities following the insurance and brokerage industries.

     Robert J. Christian, Chief Investment Officer of WTC, or his delegate, is primarily responsible for monitoring the day-to-day investment activities of the sub-advisers to the International Equity Portfolio. Mr. Christian has been a Director of Rodney Square Management Corporation since February 1996, and was Chairman and Director of PNC Equity Advisors Company, and President and Chief Investment Officer of PNC Asset Management Group, Inc. from 1994 to 1996. He was Chief Investment Officer of PNC Bank, N.A. from 1992 to 1996 and Director of Provident Capital Management from 1993 to 1996.

     SUB-ADVISERS

     The International Equity Portfolio has three sub-advisers, Clemente Capital Inc. ("Clemente"), Invista Capital Management, Inc. ("Invista") and Scudder Kemper Investments, Inc. ("Scudder Kemper"). Clemente, located at Carnegie Hall Tower, 152 West 57th Street, 25th Floor, New York, New York 10019, registered as an investment adviser in 1979. Clemente manages in excess of $500 million in assets. Leopoldo M. Clemente, President and Chief Investment Officer, and Thomas
J. Prapas, Director of Portfolio Management serve as portfolio managers for the portion of the International Equity Portfolio's assets under Clemente's management. Mr. Clemente has been responsible for portfolio management and security selection for the past eight years, and Mr. Prapas has been a portfolio manager with Clemente for eleven years.

     Invista, located at 1800 Hub Tower, 699 Walnut Street, Des Moines, Iowa 50309, is a registered investment adviser organized in 1984. Invista is an indirect, wholly owned subsidiary of Principal Mutual Life Insurance Company. Invista manages in excess of $26 billion in assets, of which approximately $3.8 billion are in foreign equities in separately managed accounts and mutual funds for public funds, corporations, endowments and foundations, insurance companies and individuals.Scott D. Opsal, CFA, Executive Vice President and lead portfolio manager of international equities for Invista, is the portfolio manager for the portion of the International Equity Portfolio under Invista's management. Mr. Opsal joined Invista at its inception in 1985 and assumed his current responsibilities in 1993. Before 1993, his responsibilities included security analysis and portfolio management activities for various U.S. equity portfolios, managing the firm's convertible securities and overseeing Invista's index fund and derivatives positions. Kurtis D. Spieler, CFA, Vice President and manager of the firm's dedicated emerging market portfolios, is Mr. Opsal's backup. Mr. Spieler has been Invista's emerging markets portfolio manager since joining Invista in 1995.

     Scudder Kemper, located at 345 Park Avenue, New York, New York 10154, was founded as America's first independent investment counselor and has served as investment adviser, administrator and distributor of mutual funds since 1928. Scudder Kemper manages in excess of $200 billion in assets, with approximately $30 billion of those assets in foreign investments in separately managed accounts for pension funds, foundations, educational institutions and government entities and in open-end and closed-end investment companies. Irene T. Cheng serves as the lead portfolio manager for the portion of the International Equity Portfolio's assets under Scudder Kemper's management. Ms. Cheng has been in the asset management business for over nine years and joined Scudder Kemper as a portfolio manager in 1993.

SERVICE PROVIDERS
The chart below provides information on the Portfolios' primary service providers.

Asset
Management
--------------------------------------------------------------------------------
                               INVESTMENT ADVISER
                            WILMINGTON TRUST COMPANY
                              RODNEY SQUARE NORTH
                             1100 N. MARKET STREET
                           WILMINGTON, DE 19890-0001

          Manages each Portfolio's business and investment activities.

                              INTERNATIONAL EQUITY
                                   PORTFOLIO
                                  SUB-ADVISERS

                             CLEMENTE CAPITAL, INC.
                              CARNEGIE HALL TOWER
                         152 WEST 57TH STREET, 25TH FL.
                            NEW YORK, NEW YORK 10019

                        INVISTA CAPITAL MANAGEMENT, INC.
                                 1800 HUB TOWER
                               699 WALNUT STREET
                             DES MOINES, IOWA 50309

                        SCUDDER KEMPER INVESTMENTS, INC.
                                345 PARK AVENUE
                            NEW YORK, NEW YORK 10154

                      Responsible for day-to-day portfolio
                         management of the International
                               Equity Portfolio.
--------------------------------------------------------------------------------

Fund
Operations
--------------------------------------------------------------------------------
                               ADMINISTRATOR AND
                                ACCOUNTING AGENT

                                   PFPC INC.
                              400 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809

                       Provides facilities, equipment and
                     personnel to carry out administrative
                     services related to each Portfolio and
                      calculates each Portfolio's NAV per
                     share and dividends and distributions.
--------------------------------------------------------------------------------

Shareholder
Services
--------------------------------------------------------------------------------
                                 TRANSFER AGENT

                                   PFPC INC.
                              400 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809

                    Handles shareholder services, including
                    recordkeeping and statements, payment of
       distribution of dividends and processing of buy and sell requests.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          THE RODNEY SQUARE STRATEGIC
                                  EQUITY FUND
--------------------------------------------------------------------------------

Distribution
--------------------------------------------------------------------------------
                                  DISTRIBUTOR

                          PROVIDENT DISTRIBUTORS, INC.
                           FOUR FALLS CORPORATE CENTER
                           WEST CONSHOHOCKEN, PA 19428

                      Distributes each Portfolio's Shares.
--------------------------------------------------------------------------------

Asset
Safe Keeping
--------------------------------------------------------------------------------
                                   CUSTODIANS

                            WILMINGTON TRUST COMPANY
                              RODNEY SQUARE NORTH
                             1100 N. MARKET STREET
                           WILMINGTON, DE 19890-0001

                               PFPC TRUST COMPANY
                               200 STEVENS DRIVE
                                LESTER, PA 19113

                    Hold each Portfolio's assets, settle all
                      portfolio trades and collect most of
                        the valuation data required for
                      calculating each Portfolio's NAV
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------
     PRICING OF SHARES

     The Portfolios value their assets based on current market prices when market quotations are readily available. These prices may be supplied by a pricing service. The assets held by a Portfolio that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC Inc. ("PFPC") determines the daily net asset value per share. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities. Securities that do not have a readily available current market value are valued in good faith under the direction of the Fund's Board of Trustees.

PLAIN TALK
--------------------------------------------------------------------------------
                     WHAT IS THE NET ASSET VALUE or "NAV"?

                        NAV = Assets - Liabilities
                              --------------------
                               Outstanding Shares

--------------------------------------------------------------------------------

     PFPC determines the net asset value (the "NAV") per share of each Portfolio as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each Business Day (a day that the New York Stock Exchange (the "Exchange"), the Transfer Agent and the Philadelphia branch of the Federal Reserve Bank are open for business). The NAV is calculated by adding the value of all securities and other assets in a Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in that Portfolio.

     Shares will not be priced on those days the Fund is closed. As of the date of this prospectus, those days are:

     New Year's Day                 Memorial Day          Veterans Day
     Martin Luther King, Jr. Day    Independence Day      Thanksgiving Day
     President's Day                Labor Day             Christmas Day
     Good Friday                    Columbus Day

--------------------------------------------------------------------------------
PURCHASE OF SHARES
--------------------------------------------------------------------------------
PLAIN TALK
--------------------------------------------------------------------------------
                            HOW TO PURCHASE SHARES:
(BULLET)  Directly by mail or by wire
(BULLET) As a client of WTC through a trust account or a corporate cash management account
(BULLET)  As a client of a Service Organization
--------------------------------------------------------------------------------

     Portfolio shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in any Portfolio is $1,000, but additional investments may be made in any amount. You may purchase shares as specified below.

     You may also purchase shares if you are a client of WTC through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Fund's distributor ("Service Organization") you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by WTC or the Service Organization in connection with your investment in the Portfolios. If you wish to purchase Portfolio shares through your account at WTC or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

     BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to The Rodney Square Strategic Equity Fund, indicating the Portfolio that you have selected, along with a completed application (included at the end of this prospectus). Send the check and application to The Rodney Square Strategic Equity Fund, c/o PFPC Inc., P.O. Box 8951, Wilmington, DE 19899-9752. Any purchase orders sent by overnight mail should be sent to The Rodney Square Strategic Equity Fund, c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809. If a subsequent investment is being made, the check should also indicate your Portfolio account number. When you make purchases by check, each Portfolio may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction.

     BY WIRE: You may purchase shares by wiring federal funds readily available. You must advise PFPC at (800) 336-9970 before making a purchase by wire, and if making an initial purchase, to also obtain an account number. Once you have an account number, you should instruct your bank to wire funds to PFPC, c/o PFPC Trust Company, Philadelphia, PA, ABA #031-0000-53, attention: The Rodney Square Strategic Equity Fund, DDA# 86-0172-6591. Be sure to also include your account number, the desired Portfolio and your name. If you make an initial purchase by wire, you must promptly forward a completed application to the Transfer Agent at the address above. If you are making a subsequent purchase, the wire should also indicate your Portfolio account number.

     INDIVIDUAL RETIREMENT ACCOUNTS: You may purchase shares of a Portfolio for a tax-deferred retirement plan such as an individual retirement account ("IRA"). To order an application for an IRA and a brochure describing a Portfolio IRA, call the Transfer Agent at (800) 336-9970. PFPC Trust Company, as custodian for each IRA account, receives an annual fee of $10 per account, paid directly to PFPC Trust Company by the IRA shareholder. If the fee is not paid by the due date, the appropriate number of Portfolio shares owned by the IRA will be redeemed automatically as payment to PFPC Trust Company.

     AUTOMATIC INVESTMENT PLAN: You may purchase Portfolio shares through an Automatic Investment Plan ("AIP"). Under the AIP, the Transfer Agent, at regular intervals, will automatically debit your bank checking account in an amount of $50 or more (after the $1,000 minimum initial investment). You may elect to invest the specified amount monthly, bimonthly, quarterly, semiannually or annually. The purchase of Portfolio shares will be effected at theiroffering price at the close of regular trading on the Exchange (currently 4:00 p.m. Eastern time), on or about the 20th day of the month. For an application for the AIP, check the appropriate box of the application or call the Transfer Agent at
(800) 336-9970. This service is generally not available for WTC trust account clients, or clients of certain Service Organizations since a similar service is provided through those organizations.

     ADDITIONAL PURCHASE INFORMATION: Purchase orders received by the Transfer Agent before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

     Any purchase order may be rejected if a Portfolio determines that accepting the order would not be in the best interest of the Portfolio or its shareholders.

     It is the responsibility of WTC or the Service Organization to transmit orders for the purchase of shares by its customers to the Transfer Agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

--------------------------------------------------------------------------------
REDEMPTION OF SHARES
--------------------------------------------------------------------------------

PLAIN TALK
--------------------------------------------------------------------------------
                          HOW TO REDEEM (SELL) SHARES:
(BULLET)  By mail
(BULLET)  By telephone
(BULLET)  Through a Systematic Withdrawal Plan
--------------------------------------------------------------------------------

     You may sell your shares on any Business Day as described below. Redemptions are effected at the NAV next determined after the Transfer Agent has received your redemption request. There is no fee when Portfolio shares are redeemed. It is the responsibility of WTC or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next

Business Day following receipt by the Transfer Agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the Transfer Agent before 4:00 p.m. Eastern time or the next Business Day if received after 4:00 p.m. Eastern time, or on a non-Business Day), but never later than 7 days following such receipt. If you purchased your shares through an account at WTC or a Service Organization, you should contact WTC or the Service Organization for information relating to redemptions. The Portfolio's name and your account number should accompany any redemption requests.

     BY MAIL: If you redeem your shares by mail, you should submit written instructions with a guarantee of your signature by an eligible institution acceptable to the Transfer Agent. Eligible institutions include a domestic bank or trust company, broker-dealer, clearing agency or savings association, who are participants in a signature guarantee "medallion" program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program, and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees that are not part of these programs will not be accepted. The written instructions and guarantees should be mailed to: The Rodney Square Strategic Equity Fund, c/o PFPC Inc., P.O. Box 8951, Wilmington, DE 19899-9752. A redemption order sent by overnight mail should be sent to The Rodney Square Strategic Equity Fund, c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809. You must indicate the Portfolio name, your account number and your name.

     BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Fund has certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

     SYSTEMATIC WITHDRAWAL PLAN: If you own shares of a Portfolio with a value of $10,000 or more you may participate in the Systematic Withdrawal Plan ("SWP"). Under the SWP, you may automatically redeem a portion of your account monthly, bimonthly, quarterly, semiannually or annually. The minimum withdrawal available is $100. The redemption of Portfolio shares will be effected at NAV at 4:00 p.m. Eastern time on or about the 25th day of the month. This service is generally not available for WTC trust accounts or clients of certain Service Organizations, since a similar service is provided through those organizations.

     ADDITIONAL REDEMPTION INFORMATION: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the Transfer Agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature, as the shareholder, by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares.

--------------------------------------------------------------------------------
EXCHANGE OF SHARES
--------------------------------------------------------------------------------

PLAIN TALK
--------------------------------------------------------------------------------
                         WHAT IS AN EXCHANGE OF SHARES?
An exchange of shares allows you to move your money from one Portfolio to another Portfolio within the Rodney Square family of funds.
--------------------------------------------------------------------------------

     You may exchange all or a portion of your shares in a Portfolio for shares of another Portfolio within the Rodney Square family of funds that is currently being offered. The other Rodney Square funds are:

The Rodney Square Fund
         The Money Market Portfolio
         The U.S. Government Portfolio

The Rodney Square Tax-Exempt Fund

The Rodney Square Strategic Fixed-Income Fund
         Short/Intermediate Bond Portfolio
         Intermediate Bond Portfolio
         Municipal Bond Portfolio.

     Redemption of shares through an exchange will be effected at the NAV per share next determined after the Transfer Agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. The NAV of The Rodney Square Fund is determined at 2:00 p.m. Eastern time and The Rodney Square Tax-Exempt Fund is determined at 12:00 p.m. Eastern time on each Business Day. The NAV of The Rodney Square Strategic Fixed-Income Fund and The Rodney Square Strategic Equity Fund is determined at the close of regular trading on the Exchange (currently, 4:00 p.m. Eastern time) on each Business Day.

     Exchange transactions will be subject to the minimum initial investment and other requirements of the fund or portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in your account of less than $500.

     To obtain prospectuses of the other Rodney Square funds, you may call (800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the Transfer Agent, or, if your shares are held in a trust account with WTC or in an account with a Service Organization, contact WTC or the Service Organization. The Portfolios may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the Rodney Square fund shares to be acquired through such exchange may be legally made.

--------------------------------------------------------------------------------
DIVIDENDS AND OTHER DISTRIBUTIONS
--------------------------------------------------------------------------------

PLAIN TALK
--------------------------------------------------------------------------------
                         WHAT IS NET INVESTMENT INCOME?
Net investment income consists of interest and dividends earned on its investments less accrued expenses.
--------------------------------------------------------------------------------

     As a shareholder of a Portfolio, you are entitled to dividends and other distributions arising from the net investment income and net realized gains, if any, earned on the investments held by the Portfolios. Dividends are declared and paid annually. Each Portfolio expects to distribute any net realized gains once a year. Net realized gains or losses from foreign currency transactions in the International Equity Portfolio are included as a component of net investment income.

     Each Portfolio's net investment income is determined by PFPC on each day that the Portfolios's NAV is calculated.

     Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased).

     Distributions are automatically reinvested and are paid in the form of additional Portfolio shares unless you have elected to receive the distributions in cash.

--------------------------------------------------------------------------------
TAXES
--------------------------------------------------------------------------------

     FEDERAL INCOME TAX: As long as a Portfolio meets the requirements for being a "regulated investment company," which each Portfolio has done and intends to continue to do in the future, it pays no Federal income tax on the earnings and gains it distributes to shareholders. While each Portfolio may invest in securities that earn interest subject to Federal income tax and securities that earn interest exempt from that tax, under normal conditions the Portfolios invest primarily in taxable securities. Each Portfolio will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

     Dividends you receive from a Portfolio, whether reinvested in Portfolio shares or taken as cash, are generally taxable to you as ordinary income. Distributions of a Portfolio's net capital gain whether reinvested in Portfolio shares or taken as cash, when designated as such, are taxable to you as long-term capital gain, regardless of the length of time you have held your shares. You should be aware that if Portfolio shares are purchased shortly before the record date for any dividend or capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution. Each, the Large Cap Growth Equity Portfolio, the Small Cap Equity Portfolio and the International Equity Portfolio, anticipates the distribution of net capital gain. The Large Cap Value Equity Portfolio anticipates the distribution of net investment income.

     It is a taxable event for you if you sell or exchange shares of any Portfolio. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

     STATE  AND  LOCAL  INCOME  TAXES:  YOU  SHOULD  CONSULT  YOUR TAX  ADVISERS
CONCERNING STATE AND LOCAL TAXES, WHICH MAY HAVE DIFFERENT CONSEQUENCES FROM THOSE OF THE FEDERAL INCOME TAX LAW.

     This section is only a summary of some important income tax considerations that may affect your investment in a Portfolio. More information regarding those considerations appears in our Statement of Additional Information. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

--------------------------------------------------------------------------------
FOR MORE INFORMATION
--------------------------------------------------------------------------------

     FOR INVESTORS WHO WANT MORE INFORMATION ON THE PORTFOLIOS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

     ANNUAL/SEMI-ANNUAL REPORTS: Contain performance data and information on each portfolio's holdings and operating results for the most recently completed fiscal year or half-year. The annual reports include a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance.

     STATEMENT OF ADDITIONAL INFORMATION (SAI): Provides a complete technical and legal description of the Portfolios' policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

     Copies of these documents and answers to questions about the Portfolios may be obtained without charge by contacting:

     The Rodney Square Strategic Equity Fund
     c/o PFPC Inc.
     400 Bellevue Parkway
     Suite 108
     Wilmington, Delaware  19809
     (800) 336-9970
     9:00 a.m. to 5:00 p.m. Eastern time

     Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Room of the SEC, Washington, DC, 20549-6009. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-(800)-SEC-0330. Reports and other information about the Fund may be viewed on-screen or downloaded from the SEC=s Internet site at http://www.sec.gov.


     FOR MORE  INFORMATION ON OPENING A NEW ACCOUNT,  MAKING CHANGES TO EXISTING
ACCOUNTS,  PURCHASING,   EXCHANGING  OR  REDEEMING  SHARES,  OR  OTHER  INVESTOR
SERVICES, PLEASE CALL 1-(800)-336-9970.

     The investment company registration number for The Rodney Square Strategic Equity Fund is 811-4808.

                                   APPENDIX E

Reproduced below are excerpts of the discussion on the performance of Large Cap Value Equity Portfolio for the year ended june 30, 1999, which was included in the Annual Report of The Rodney Square Strategic Equity Fund for the fiscal year ended June 30, 1999.

LARGE CAP VALUE EQUITY PORTFOLIO

     The Large Cap Value Equity Portfolio (the "Value Portfolio") returned 5.59% for the six-month period ended June 30, 1999. The S&P 500 Index, an unmanaged, capitalization-weighted index of five hundred publicly traded stocks achieved a gain of 12.38% for the same period. The Russell 1000 Value Index returned 12.87% for the same six-month period. The Russell 1000 Value Index is formed by assigning a style composite score to all of the companies in the Russell 1000 Index, a passive index that that includes the largest 1000 stocks in the U.S. as measured by market capitalization, to determine their growth or value characteristics. Approximately 70% of the stocks are placed in either the Growth or Value Index. The remaining stocks are placed in both indices with a weight proportional to their growth or value characteristics.

     During the last six months, the Value Portfolio underperformed its benchmarks due to weak performance in the first three months of the year. Performance was weak during these early months due to poor security selection in the technology and utilities sectors. Additionally, the Portfolio had an average market capitalization less than the benchmarks. This strategy was not successful as the largest capitalization stocks performed better than the market as a whole. Fund performance improved significantly in the three months ended June 30, 1999 with the Fund rising 12.49% versus a increase of 7.05% in the S&P 500 and 11.28% in the Russell 1000 Value index. Performance improved due to large upward moves in energy-related stocks, retail food supermarkets and a strong rebound in the same technology stocks that performed so poorly in the first half of the year. The Portfolio holdings are well diversified with representation in all major market sectors. The Portfolio is currently overweighted in the finance and utilities sectors and underweighted in technology and healthcare stocks as compared to the S&P500 Index. The strategy of the Value Portfolio is to continue to buy stocks that appear undervalued by using statistical measures of relative price-to-earnings ratios, price-to-book ratios and estimated prospective earnings growth rates. As of June 30, 1999, the Value Portfolio's top ten holdings were:


10 LARGEST HOLDINGS         PERCENT OF TOTAL ASSETS     10 LARGEST HOLDINGS            PERCENT OF TOTAL ASSETS
-------------------         -----------------------     -------------------            -----------------------
     Baker Hughes, Inc               3.8%               American Greetings Corp                 2.9%
     Fortune Brands                  3.1                Archstone Communities Trust             2.9
     Johnson Controls                3.0                Cooper Industries                       2.8
     Raytheon Co.                    3.0                Columbia Healthcare Corp                2.7
     Post Properties                 2.9                Coastal Corp.                           2.6

     The following graph compares the performance of the Value Portfolio and its predecessor, the Value Stock Fund (a collective investment fund), with that of the Russell 1000 Value Index and the S&P 500 Index. The Value Stock Fund's performance has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Value Portfolio (i.e., adjusted to reflect anticipated expenses, absent investment advisory fee waivers). The Value Stock Fund was not registered as a mutual fund under the Investment Company Act of 1940 (the "1940 Act") and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the Value Stock Fund had been registered under the 1940 Act, its performance may have been different. In 1999, the Value Portfolio's fiscal year end changed from December 31 to June
30. Therefore, account values have been presented at June 30, 1999, and as of June 30 in each prior year.

THE RODNEY SQUARE STRATEGIC EQUITY FUND
---------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                        LARGE CAP VALUE EQUITY PORTFOLIO
       COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT*


--------------------------------------------------------------------------------
                           Average Annual Total Return
--------------------------------------------------------------------------------
                                                                     SINCE
                                                                   INCEPTION
                                  1 YEAR             5 YEAR         (12/1/91)
                                 --------           --------       ----------
Value Portfolio/
   Value Stock Fund 1             (0.26)%            16.63%           15.07%
Russell 1000 Value Index           21.92%            27.16%           21.09%
S&P 500 Index                      22.76%            27.88%           21.43%
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 Value Portfolio (6/29/98-6/30/99)    Russell 1000     S&P 500
                Value Stock Fund (12/1/91-6/29/98)     Value Index      Index
12/1/91                        $10,000                  $10,000        $10,000
6/30/92                        $11,470                  $11,053        $11,072
6/30/93                        $13,113                  $12,742        $12,576
6/30/94                        $13,430                  $12,829        $12,745
6/30/95                        $16,254                  $16,096        $16,063
6/30/96                        $20,347                  $20,323        $20,247
6/30/97                        $25,967                  $26,879        $27,265
6/30/98                        $29,052                  $34,983        $35,502
6/30/99                        $28,976                  $42,651        $43,582
--------------------------------------------------------------------------------
1 The Value Stock Fund was a collective investment fund that was not registered as a mutual fund under the Investment Company Act of 1940 ("1940 Act"). On June 29, 1998, the Value Portfolio acquired all the assets and assumed all the liabilities of the Value Stock Fund.
* Past performance is not necessarily indicative of future results. An investment in the Portfolio is neither insured nor guaranteed by WTC or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The values shown reflect a hypothetical initial investment of $10,000 with dividends reinvested. Returns are higher due to WTC's maintenance of the Portfolio's expenses. The Russell 1000 Value Index and the S&P 500 Index are unmanaged stock market indices without any associated expenses and the returns assume reinvestment of all dividends. You cannot invest in an index. Please read the prospectus carefully before investing. Distributed by Provident Distributors, Inc. See Financial Highlights on page 30.

                        LARGE CAP VALUE EQUITY PORTFOLIO
              (a series of The Rodney Square Strategic Equity Fund)

                      WILMINGTON LARGE CAP VALUE PORTFOLIO
                          (a series of WT Mutual Fund)

                       STATEMENT OF ADDITIONAL INFORMATION

                                October 13, 1999

                  This Statement of Additional Information relates specifically to the proposed reorganization whereby WT Large Cap Value Equity Portfolio ("Wilmington Value Portfolio") would acquire all of the assets of Large Cap Value Equity Portfolio solely in exchange for shares of equal value of Wilmington Value Portfolio. This Statement of Additional Information consists of this cover page, the pro forma financial statements of Wilmington Value Portfolio (giving effect to the reorganization) for the twelve month period ended June 30, 1999, set forth on the following pages, and the following described documents, each of which is attached as an exhibit:

                  (1) The Preliminary Statement of Additional Information of WT Mutual Fund previously filed via EDGAR on August 12, 1999.

                  (2) The Schedule of Investments, Financial Statements and Highlights, and accompanying notes of Large Cap Value Equity Portfolio from the Annual Report to Shareholders of The Rodney Square Strategic Equity Fund for the fiscal year ended June 30, 1999;


                  This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectus/Proxy Statement dated October ___, 1999 relating to the above-referenced matter. A copy of the Prospectus/Proxy Statement may be obtained by calling toll-free 1-800-336-9970.

                      PRO FORMA SCHEDULE OF INVESTMENTS

                      WILMINGTON LARGE CAP VALUE PORTFOLIO

                 SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)

                                 JUNE 30, 1999

                                                                 Rodney Square          Wilmington
                                                                 Large Cap Value       Large Cap Value        Pro Forma
                                                                Equity Portfolio         Portfolio            Combined
Description                                          Shares       Market Value         Market Value         Market Value
------------------------------------------------------------------------------------------------------------------------
COMMON STOCK -  98.6%
COMMUNICATION & BROADCASTING - 1.4%
CBS CORP.                                              25,500     $ 1,107,656                 -              $ 1,107,656
                                                                  ------------------------------------------------------
COMPUTERS & OFFICE EQUIPMENT - 3.8%
XEROX CORP                                             30,200       1,783,687                 -                1,783,687
INTEL CORP.                                            20,300       1,207,850                 -                1,207,850
                                                                  ------------------------------------------------------
                                                                    2,991,537                 -                2,991,537
                                                                  ------------------------------------------------------
ELECTRIC, GAS & WATER UTILITIES - 11.9%
BEC ENERGY                                             26,300       1,084,875                 -                1,084,875
COASTAL CORP.                                          50,500       2,020,000                 -                2,020,000
CONSOLIDATED NATURAL GAS                               25,200       1,530,900                 -                1,530,900
ENTERGY CORP.                                          20,000         625,000                 -                  625,000
NEW CENTURY ENERGIES INC                               44,900       1,742,681                 -                1,742,681
RELIANT ENERGY INC.                                    42,100       1,163,012                 -                1,163,012
TEXAS UTILITIES CO.                                    30,600       1,262,250                 -                1,262,250
                                                                  ------------------------------------------------------
                                                                    9,428,718                 -                9,428,718
                                                                  ------------------------------------------------------
FINANCE & INSURANCE - 17.9%

FINANCIAL SERVICES - 1.2%
EDWARDS,INC. A.G.                                      30,200         973,950                 -                  973,950
                                                                  ------------------------------------------------------
INSURANCE CARRIERS - 8.4%
AETNA INC                                               9,000         804,937                 -                  804,937
ALLMERICA FINANCIAL CORP                               26,100       1,587,206                 -                1,587,206
AMERICAN GENERAL CORP.                                 25,100       1,891,912                 -                1,891,912
MBIA, INC.                                             21,600       1,398,600                 -                1,398,600
WASHINGTON MUTUAL,INC.                                 26,800         948,050                 -                  948,050
                                                                  ------------------------------------------------------
                                                                    6,630,705                 -                6,630,705
                                                                  ------------------------------------------------------
SECURITY & COMMODITY BROKERS, DEALERS & SERVICES - 2.2%
CHASE MANHATTAN CORP.                                  19,800       1,715,175                 -                1,715,175
                                                                  ------------------------------------------------------
STATE & NATIONAL BANKS - 6.1%
PNC BANK CORP.                                         27,300       1,573,163                 -                1,573,163
FIRST UNION CORP.                                      30,800       1,447,600                 -                1,447,600
BANC ONE CORP.                                         29,200       1,739,225                 -                1,739,225
                                                                  ------------------------------------------------------
                                                                    4,759,988                 -                4,759,988
                                                                  ------------------------------------------------------

        Total Finance & Insurance                                  14,079,818                 -               14,079,818
                                                                  ------------------------------------------------------
MANUFACTURING - 36.5%

CHEMICAL & ALLIED PRODUCTS 1.8%
GREAT LAKES CHEMICAL                                   30,000       1,381,875                 -                1,381,875
                                                                  ------------------------------------------------------
CONSUMER PRODUCTS - 7.7%
AMERICAN GREETINGS CORP.                               77,300       2,328,663                 -                2,328,663
AMERICAN HOME PRODUCTS CORP.                           21,900       1,259,250                 -                1,259,250
FORTUNE BRANDS INC                                     58,905       2,437,194                 -                2,437,194
                                                                  ------------------------------------------------------
                                                                    6,025,107                 -                6,025,107
                                                                  ------------------------------------------------------

ELECTRONICS - 8.6%
AVNET,INC.                                             30,967       1,439,966                 -                1,439,966
EMERSON ELECTRIC CO.                                   18,200       1,144,325                 -                1,144,325
HARRIS CORP.                                           46,796       1,833,818                 -                1,833,818
RAYTHEON CO. CLASS A                                   34,300       2,362,413                 -                2,362,413
                                                                  ------------------------------------------------------
                                                                    6,780,522                 -                6,780,522
                                                                  ------------------------------------------------------
IRON & STEEL - 2.0%
THE LTV CORP.                                         241,200       1,613,025                 -                1,613,025
                                                                  ------------------------------------------------------
MISCELLANEOUS MANUFACTURING INDUSTRIES - 5.8%
COOPER INDUSTRIES, INC.                                42,000       2,184,000                 -                2,184,000
JOHNSON CONTROLS,INC.                                  34,200       2,370,488                 -                2,370,488
                                                                  ------------------------------------------------------
                                                                    4,554,488                 -                4,554,488
                                                                  ------------------------------------------------------
OIL FIELD MACHINERY & EQUIPMENT - 3.8%
BAKER HUGHES,INC.                                      89,300       2,991,550                 -                2,991,550
                                                                  ------------------------------------------------------
PAPER & PAPER PRODUCTS - 2.2%
INTERNATIONAL PAPER CO.                                33,600       1,696,800                 -                1,696,800
                                                                  ------------------------------------------------------
PHARMACEUTICAL PREPARATIONS - 2.0%
PHARMACIA & UPJOHN INC                                 28,300       1,607,794                 -                1,607,794
                                                                  ------------------------------------------------------
TEXTILES & APPAREL - 2.6%
V F CORP                                               47,300       2,022,075                 -                2,022,075
                                                                  ------------------------------------------------------
     Total Manufacturing                                           28,673,236                 -               28,673,236
                                                                  ------------------------------------------------------
OIL & GAS - 5.2%

KERR-MCGEE CORP.                                       31,200       1,565,850                 -                1,565,850
MOBIL CORP.                                            15,100       1,494,900                 -                1,494,900
TEXACO INC                                             17,400       1,087,500                 -                1,087,500
                                                                  ------------------------------------------------------
                                                                    4,148,250                 -                4,148,250
                                                                  ------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS - 5.8%

ARCHSTONE COMMUNITIES TRUST                           104,900       2,301,244                 -                2,301,244
POST PROPERTIES INC                                    56,600       2,320,600                 -                2,320,600
                                                                  ------------------------------------------------------
                                                                    4,621,844                 -                4,621,844
                                                                  ------------------------------------------------------
SERVICES - 3.6%

COLUMBIA HEALTHCARE, CORP.                             91,900       2,096,469                 -                2,096,469
MEDITRUST CORP                                         57,700         753,706                 -                  753,706
                                                                  ------------------------------------------------------
                                                                    2,850,175                 -                2,850,175
                                                                  ------------------------------------------------------
TELECOMMUNICATIONS - 3.0%

AT&T                                                   21,450       1,197,178                 -                1,197,178
SBC COMMUNICATIONS INC.                                20,600       1,194,800                 -                1,194,800
                                                                  ------------------------------------------------------
                                                                    2,391,978                 -                2,391,978
                                                                  ------------------------------------------------------
TRANSPORTATION 1.3%
UNION PACIFIC CORP                                     17,000         991,313                 -                  991,313
                                                                  ------------------------------------------------------
WHOLESALE & RETAIL TRADE - 8.2%

MISCELLANEOUS RETAIL STORES - 3.8%
MAY DEPT STORES CO.                                    28,600       1,169,025                 -                1,169,025
ZALE CORP NEW                                          45,000       1,800,000                 -                1,800,000
                                                                  ------------------------------------------------------
                                                                    2,969,025                 -                2,969,025
                                                                  ------------------------------------------------------
RETAIL FOOD STORES - 4.4%

FOOD LION,INC. CL.A                                   140,000       1,662,500                 -                1,662,500
SUPERVALU INC.                                         70,000       1,798,125                 -                1,798,125
                                                                  ------------------------------------------------------
                                                                    3,460,625                 -                3,460,625
                                                                  ------------------------------------------------------
      Total Wholesale & Retail Trade
                                                                    6,429,650                 -                6,429,650
                                                                  ------------------------------------------------------
      TOTAL COMMOM STOCK
                                                                   77,714,175                 -               77,714,175
                                                                  ------------------------------------------------------
SHORT-TERM INVESTMENTS - 1.4%

SAMSON STREET MONEY MARKET                            568,360         568,360                 -                  568,360
TEMP CASH FUND ($ SERIES)                             568,360         568,360                 -                  568,360
                                                                  ------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS                                        1,136,720                 -                1,136,720
                                                                  ======================================================
TOTAL INVESTMENTS (Market Value) - 99.7%                          $78,850,895                 -              $78,850,895
                                                                  ======================================================
Total Investments (Cost)                                          $70,828,138                 -              $70,828,138
                                                                  ======================================================


(1) As of June 30, 1999, the Wilmington Large Cap Growth Portfolio had not commenced operations.


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
PROFORMA STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 1999

                                                       Rodney Square        Wilmington Large
                                                      Large Cap Value          Cap Value
                                                      Equity Portfolio         Portfolio (1)    Adjustments (2)     Combined
                                                      -------------------------------------------------------------------------
ASSETS:

Investments in securities, at market                  $ 78,850,895             -                 $(78,850,895)     $         -
Investment in Master Series                                                    -                   81,389,054       81,389,054
Receivables:
     Dividends and interest                                142,234                                   (142,234)
     Fund shares purchased                                  30,373             -                       30,373
     Investment securities sold                          2,386,635             -                   (2,386,635)
Other assets                                                33,877             -                       33,877
                                                      -------------------------------------------------------------------------
     Total assets                                       81,444,014             -                 $      9,290       81,453,304
                                                      -------------------------------------------------------------------------

LIABILITIES:
Due to Manager                                              21,083             -                      (21,083)               -
Payables:
     Fund shares redeemed                                2,320,753             -                                     2,320,753
     Payable for investment in Master Series                     -             -                       30,373           30,373
Other accrued expenses                                      42,118             -                                        42,118
                                                      -------------------------------------------------------------------------
     Total liabilities                                   2,383,954             -                        9,290        2,393,244
                                                      -------------------------------------------------------------------------
NET ASSETS                                            $ 79,060,060             -                 $       -         $79,060,060
                                                      =========================================================================

NET ASSETS CONSIST OF:
Paid-in capital                                       $ 74,479,517             -                 $                 $74,479,517
Undistributed net investment income                        798,378             -                                       798,378
Accumulated net realized loss on
   investment transactions                              (4,240,592)            -                                    (4,240,592)
Net unrealized appreciation of investments               8,022,757             -                                     8,022,757
                                                      -------------------------------------------------------------------------
NET ASSETS                                             $ 79,060,060             -                $        -         $79,060,060
                                                      =========================================================================

Shares of beneficial Interest outstanding                8,051,614             -                         -           8,051,614
                                                      -------------------------------------------------------------------------
Net Asset Value, offering and
   redemption price per share                                $9.82             -                         -               $9.82
                                                      =========================================================================

(1) As of June 30, 1999, the Wilmington Large Cap Value Portfolio had not commenced operations.

(2) Reflects the investment of the Rodney Square Large Cap Value Equity Portfolio investments, including related assets and liabilities, in the Master Series.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
PROFORMA STATEMENT OF OPERATIONS (Unaudited)
For the period July 1, 1998 through June 30, 1999

                                        Rodney Square         Wilmington
                                       Large Cap Value       Large Cap Value
                                      Equity Portfolio      Portfolio (1)         Adjustments (2)       Combined
                                      ----------------     ----------------     ----------------     ----------------
INCOME
------
Interest and dividends                      $2,408,574                -                                    $2,408,574

EXPENSES
--------
MASTER EXPENSES
Management Fee                                 482,181                -                                       482,181
Admin/Acctg Fee (PFPC)                          87,668                -                    2,332               90,000
Custodian Fee                                   16,928                -                    1,500               18,428
Trustees' Fees and Expenses                      3,246                -                                         3,246
Professional Fees                               55,573                -                   (6,000)              49,573
Other                                           27,143                -                                        27,143

FEEDER EXPENSES
Administration Fee                                -                   -                                          -
Transfer Agent Fee                              36,362                -                   (3,000)              33,362
Trustees' Fees and Expenses                       -                   -                                          -
Amort. of Organizational exp.                     -                   -                                          -
Registration Fees                               46,128                -                  (24,000)              22,128
Professional Fees                                 -                   -                                          -
Other                                             -                   -                                          -
Reorganization expenses                           -                   -                   12,000               12,000
                                      ----------------     ----------------     ----------------     ----------------
                 Gross Expenses                755,229                -                  (17,168)             738,061
Less: Mgmt. Fee Waiver/Reimb.                  (97,710)               -                   17,168              (80,542)
                                      ----------------     ----------------     ----------------     ----------------
                 NET EXPENSES                  657,519                -                     -                 657,519
                                      ----------------     ----------------     ----------------     ----------------
Net Investment Income                        1,751,055                -                     -               1,751,055
                                      ----------------     ----------------     ----------------     ----------------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
Net realized gain from investment           (3,051,990)                                                    (3,051,990)
Change in unrealized
   appreciation of investments                (142,504)                                                      (142,504)
                                      ----------------     ----------------     ----------------     ----------------
     Net gain (loss) on investments
                                            (3,194,494)               -                     -              (3,194,494)
                                      ----------------     ----------------     ----------------     ----------------
Net decrease in net assets from        $    (1,443,439)               -          $          -         $    (1,443,439)
                                      ================     ================     ================     ================

(1) As of June 30, 1999, the Wilmington Large Cap Value Portfolio had not commenced operations.
(2)   Reflects the anticipated costs and savings of the reorganization.



    The accompanying notes are an integral part of the financial statements.

                                 WT Mutual Fund
                      Wilmington Large Cap Value Portfolio
                     Notes to Pro Forma Financial Statements
                                  June 30, 1999
                                   (Unaudited)


NOTE 1 - DESCRIPTION OF THE FUND

The Wilmington Large Cap Value Portfolio (the "Wilmington Value Portfolio") is a newly created "shell" series of WT Mutual Fund (the "Fund"), an open end, management investment company organized as a Delaware business trust and registered under the Investment Company Act of 1940. The Wilmington Value Portfolio offers two classes of shares, the Institutional class and the Investor class. Investor shares are subject to Rule 12b-1 fees (distribution and shareholder servicing fees). Institutional shares are not subject to sales charges or 12b-1 fees.

Unlike other investment companies which directly acquire and manage their own portfolio of securities, the Wilmington Value Portfolio seeks to achieve its investment objective by investing all of its investable assets in a corresponding series of shares of WT Investment Trust I (the "Master Series") an open end, management investment company having the same investment objective, policies and limitations as the Wilmington Value Portfolio.


NOTE 2 - BASIS OF PRO FORMA PRESENTATION

The pro forma financial statements, including the pro forma schedule of investments, give effect to the proposed acquisition of the assets of Rodney Square Strategic Equity Fund - Large Cap Value Equity Portfolio (the "Value Equity Portfolio") by the Wilmington Value Portfolio (the "Reorganization"). Under the terms of the Agreement and Plan of Reorganization, the combination of the Wilmington Value Portfolio and the Value Equity Portfolio will be treated as a tax-free business combination. The acquisition would be accomplished by an exchange of Institutional class shares of Wilmington Value Portfolio for the net assets of the Value Equity Portfolio and the distribution of Wilmington Value Portfolio Institutional class shares to the Value Equity Portfolio shareholders.

As of June 30, 1999, the Wilmington Value Portfolio had not commenced operations and had no assets. It is anticipated that the Wilmington Value Portfolio will not commence operations unless the Reorganization occurs. The information contained herein is based on the historical experience of the Value Equity Portfolio and is designed to permit the shareholders to evaluate the financial effect of the proposed Reorganization. They should be read in conjunction with the financial statements of the Value Equity Portfolio which are included in its Annual Reports dated December 31, 1998 and June 30, 1999 (Value Equity Portfolio changed its fiscal year end from December to June effective June 30, 1999).

The pro forma statement of assets and liabilities reflects the Reorganization as if it had taken place on June 30, 1999, the fiscal year end of WT Mutual Fund.

The pro forma statement of operations reflects adjustments as if the combination took place on July 1, 1998, in order to present 12 months of operating results. The adjustments reflect changes in expenses relating to the master-feeder structure of the Wilmington Value Portfolio and other contractual changes that will not be effective until November 1, 1999 and reductions in other expenses for duplicated services which will be recurring in nature. In addition, estimated (non-recurring) expenses related to the Reorganization which will be borne by the Portfolios have been included.

The following notes refer to the pro forma financial statements as if the above mentioned combination and contractual changes took place on July 1, 1998.


NOTE 3 - SIGNIFICANT ACCOUNTING POLICIES

Significant Accounting Policies. The following is a summary of the significant accounting policies of the Wilmington Value Portfolio:

   SECURITY VALUATION. Valuation of the Wilmington Value Portfolio is based on the underlying securities held in the Master Series. The Wilmington Value Portfolio is allocated its portion of the Master Series securities' market value based upon its ownership interest. Securities held by the Master Series which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sales price, or, if there is no such reported sale, are valued at the mean between the most recent bid and asked prices. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, unless the Board of Trustees determines that this does not represent fair value. Securities that do not have a readily available current market value are valued in good faith under the direction of the Board of Trustees.

   FEDERAL INCOME TAXES. The Wilmington Value Portfolio intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute all of its taxable and tax-exempt income to its shareholders. Therefore, no federal income tax provision has been made in the financial statements. The Master Series is treated as a partnership for Federal income tax purposes. Income, expenses and investment gains and losses are deemed to be "passed through" to each partner. Accordingly, no tax provision is required for the Master Series.

   As of June 30, 1999, the Wilmington Value Portfolio had a net tax basis capital loss carryforward available to offset future capital gains of approximately $4,210,000, which will expire June 30, 2007.

   INVESTMENT INCOME AND DIVIDENDS TO SHAREHOLDERS. Interest and dividend are accrued as earned. Investment security transactions are accounted for on a trade date basis. The specific identification method is used for determining realized gain and loss on investments for both financial and federal income tax reporting purposes.

   All of the Master Series net investment income and realized and unrealized gains (losses) from security transactions are allocated pro rata to each partner. Distributions to Wilmington Value Portfolio shareholders of from net investment income and net realized gains on investments, if any, are declared and paid annually in December.

   USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 4 - MANAGEMENT FEES

Wilmington Trust Company ("WTC"), a wholly owned subsidiary of Wilmington Trust Corporation, provided advisory and other services to the Value Equity Portfolio for the period July 1, 1998 through June 30, 1999. In conjunction with the Reorganization, Cramer Rosenthal McGlynn, LLC will serve as investment advisor to the Wilmington Value Portfolio.

For advisory services, the Wilmington Value Portfolio pays a fee at the annual rate of .55% of the first $1 billion of average daily net assets, of .50% of the next $1 billion of average daily net assets and .45% of average daily net assets in excess of $2 billion. The advisor has agreed to waive all or a portion of its fee and assume certain portfolio operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than .75% of average daily net assets of the Institutional class and 1.00% of average daily net assets of the Investor class.

PFPC Inc. provides administration, accounting and transfer agent services to the Wilmington Value Portfolio and the Master Series pursuant to separate Administration, Accounting and Transfer Agent agreements.

                                    EXHIBIT A

THIS STATEMENT OF ADDITIONAL INFORMATION CORRESPONDING TO THE PRELIMINARY PROSPECTUS OF WT MUTUAL FUND INCLUDED IN APPENDIX B TO THE PROSPECTUS/PROXY STATEMENT. THIS STATEMENT OF ADDITIONAL INFORMATION AND PRELIMINARY PROSPECTUS WERE BOTH FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON AUGUST 12, 1999.

                                 WT MUTUAL FUND

                     WILMINGTON PRIME MONEY MARKET PORTFOLIO
                    WILMINGTON PREMIER MONEY MARKET PORTFOLIO
                      WILMINGTON U.S. GOVERNMENT PORTFOLIO
                         WILMINGTON TAX-EXEMPT PORTFOLIO
                  WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO
                     WILMINGTON INTERMEDIATE BOND PORTFOLIO
                       WILMINGTON MUNICIPAL BOND PORTFOLIO
                      WILMINGTON LARGE CAP GROWTH PORTFOLIO
                       WILMINGTON LARGE CAP CORE PORTFOLIO
                       WILMINGTON SMALL CAP CORE PORTFOLIO
                WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO
                      WILMINGTON LARGE CAP VALUE PORTFOLIO
                       WILMINGTON MID CAP VALUE PORTFOLIO
                      WILMINGTON SMALL CAP VALUE PORTFOLIO



                              400 Bellevue Parkway
                           Wilmington, Delaware 19809




--------------------------------------------------------------------------------


                       STATEMENT OF ADDITIONAL INFORMATION

                                  _______, 1999



--------------------------------------------------------------------------------


This Statement of Additional Information is not a prospectus and should be read in conjunction with the Portfolios' current prospectus, dated ______, 1999, as amended from time to time. A copy of the current prospectus and annual report may be obtained without charge, by writing to Provident Distributors, Inc. ("PDI"), Four Falls Corporate Center, West Conshohocken, PA 19428, and from certain institutions such as banks or broker-dealers that have entered into servicing agreements with PDI or by calling (800) _____.


Each Portfolio's audited financial statements for the year ended June 30, 1999, included in the Annual Report to shareholders, are incorporated into this SAI by reference.

                                   EXHIBIT A-1

                                TABLE OF CONTENTS


GENERAL INFORMATION                                                         3
INVESTMENT POLICIES                                                         3
INVESTMENT LIMITATIONS                                                     17
TRUSTEES AND OFFICERS                                                      21
INVESTMENT ADVISORY AND OTHER SERVICES                                     24
DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN                                 29
BROKERAGE ALLOCATION AND OTHER PRACTICES                                   30
CAPITAL STOCK AND OTHER SECURITIES                                         31
PURCHASE, REDEMPTION AND PRICING OF SHARES                                 31
DIVIDENDS                                                                  34
TAXATION OF THE PORTFOLIOS                                                 35
CALCULATION OF PERFORMANCE INFORMATION                                     39
TAX-EQUIVALENT YIELD TABLE                                                 41
FINANCIAL STATEMENTS                                                       45
APPENDIX A - OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES     46
APPENDIX B - DESCRIPTION OF RATINGS                                        55

                                   EXHIBIT A-2

                              GENERAL INFORMATION

WT Mutual Fund (the "Fund") is a diversified, open-end management investment company organized as a Delaware business trust on June 1, 1994. The name of the Fund was changed from Kiewit Mutual Fund to WT Mutual Fund on October 20, 1998.

The Fund has established the following Portfolios described in this Statement of Additional Information: Wilmington Prime Money Market, Wilmington Premier Money Market, Wilmington U.S. Government, Wilmington Tax-Exempt, Wilmington Short/Intermediate Bond, Wilmington Intermediate Bond, Wilmington Municipal Bond, Wilmington Large Cap Growth, Wilmington Large Cap Core, Wilmington Small Cap Core, Wilmington International Multi-Manager, Wilmington Large Cap Value, Wilmington Mid Cap Value and Wilmington Small Cap Value Portfolios. Each of these Portfolios issues Institutional and Investor class shares, except for Wilmington Premier Money Market which issues only Institutional class shares.

                               INVESTMENT POLICIES

The following information supplements the information concerning each Portfolio's investment objective, policies and limitations found in the prospectus. Unless otherwise indicated, it applies to the Portfolios through their investment in corresponding master funds, which are series of WT Investment Trust I (the "Series").

                             MONEY MARKET PORTFOLIOS

The "Money Market Portfolios" are the Prime Money Market, the Premier Money Market, the U.S. Government and the Tax-Exempt Portfolios. Each has adopted a fundamental policy requiring it to maintain a constant net asset value of $1.00 per share, although this may not be possible under certain circumstances. Each Portfolio values its portfolio securities on the basis of amortized cost (see "Purchase, Redemption and Pricing of Shares") pursuant to Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"). As conditions of that Rule, the Board of Trustees has established procedures reasonably designed to stabilize each Portfolio's price per share at $1.00 per share. Each Portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less; purchases only instruments with effective maturities of 397 days or less; and invests only in securities which are of high quality as determined by major rating services or, in the case of instruments which are not rated, of comparable quality as determined by the investment adviser, Rodney Square Management Corporation, under the direction of and subject to the review of the Board of Trustees.

BANK OBLIGATIONS. The Prime Money Market and the Premier Money Market Portfolios may invest in U.S. dollar-denominated obligations of major banks,including certificates of deposits, time deposits and bankers' acceptances of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and of wholly owned banking subsidiaries of such foreign banks located in the United States.

Obligations of foreign branches of U.S. banks and U.S. branches of wholly owned subsidiaries of foreign banks may be general obligations of the parent bank, of the issuing branch or subsidiary, or both, or may be limited by the terms of a specific obligation or by governmental regulation. Because such obligations are issued by foreign entities, they are subject to the risks of foreign investing. A brief description of some typical types of bank obligations follows:

(BULLET) BANKERS' ACCEPTANCES. The Prime Money Market, the Premier Money Market and the Tax-Exempt Portfolios may invest in bankers' acceptances, which are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligation of both the bank and the drawer to pay the face amount of the instrument upon maturity.

(BULLET)  CERTIFICATES  OF  DEPOSIT.  The Prime Money  Market,  the Premier
          Money  Market  and  the  Tax-Exempt   Portfolios  may  invest  in
          certificates evidencing the indebtedness of a commercial

                                   EXHIBIT A-3
          bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Variable rate certificates of deposit provide that the interest rate will fluctuate on designated dates based on changes in a designated base rate (such as the composite rate for certificates of deposit established by the Federal Reserve Bank of New York).

(BULLET) TIME DEPOSITS. The Prime Money Market and the Premier Money Market Portfolios may invest in time deposits, which are bank deposits for fixed periods of time.

CERTIFICATES OF PARTICIPATION. The Tax-Exempt Portfolio may invest in certificates of participation, which give the investor an undivided interest in the municipal obligation in the proportion that the investor's interest bears to the total principal amount of the municipal obligation.

CORPORATE BONDS, NOTES AND COMMERCIAL PAPER. The Prime Money Market and the Premier Money Market Portfolios may invest in corporate bonds, notes and commercial paper. These obligations generally represent indebtedness of the issuer and may be subordinated to other outstanding indebtedness of the issuer. Commercial paper consists of short-term promissory notes issued by corporations in order to finance their current operations. The Portfolios will only invest in commercial paper rated, at the time of purchase, in the highest category by a nationally recognized statistical rating organization ("NRSRO"), such as Moody's or S&P or, if not rated, determined by the adviser to be of comparable quality. See "Appendix B - Description of Ratings." The Portfolios may invest in asset-backed commercial paper subject to Rule 2a-7 restrictions on investments in asset-backed securities, which include a requirement that the security must have received a rating from a NRSRO.

FOREIGN SECURITIES. At the present time, portfolio securities of the Prime Money Market and the Premier Money Market Portfolios that are purchased outside the United States are maintained in the custody of foreign branches of U.S. banks. To the extent that the Portfolios may maintain portfolio securities in the custody of foreign subsidiaries of U.S. banks, and foreign banks or clearing agencies in the future, those sub-custodian arrangements are subject to regulations under the 1940 Act that govern custodial arrangements with entities incorporated or organized in countries outside of the United States.

ILLIQUID SECURITIES. The Money Market Portfolios may not invest more than 10% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. Illiquid securities are securities that cannot be disposed of within seven days at approximately the value at which they are being carried on a Portfolio's books.

The Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to the adviser, pursuant to guidelines approved by the Board. The adviser will monitor the liquidity of securities held by a Portfolio and report periodically on such decisions to the Board.

INVESTMENT COMPANY SECURITIES. The Money Market Portfolios may invest in the securities of other money market mutual funds, within the limits prescribed by the 1940 Act. These limitations currently provide, in part, that a Portfolio may not purchase shares of an investment company if (a) such a purchase would cause the Portfolio to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Portfolio to have more than 5% of its total assets invested in the investment company or (c) more than 10% of the Portfolio's total assets to be invested in the aggregate in all investment companies. As a shareholder in an investment company, the Portfolio would bear its pro rata portion of the investment company's expenses, including advisory fees, in addition to its own expenses. The Portfolios' investments of their assets in the corresponding Series pursuant to the master/feeder structure are excepted from the above limitations.

MUNICIPAL SECURITIES. The Prime Money Market, the Premier Money Market and the Tax-Exempt Portfolios each may invest in debt obligations issued by states, municipalities and public authorities ("Municipal Securities") to obtain funds for various public purposes. Yields on Municipal Securities are the product of a variety of factors, including the general conditions of the money market and of the

                                   EXHIBIT A-4
municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Although the interest on Municipal Securities may be exempt from federal income tax, dividends paid by a Portfolio to its shareholders may not be tax-exempt. A brief description of some typical types of municipal securities follows:

(BULLET) GENERAL OBLIGATION SECURITIES are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond.

(BULLET) REVENUE OR SPECIAL OBLIGATION SECURITIES are backed by the revenues of a specific project or facility tolls from a toll bridge, for example.

(BULLET) BOND ANTICIPATION NOTES normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide money for the repayment of the Notes.

(BULLET)  TAX   ANTICIPATION   NOTES  finance   working  capital  needs  of
          municipalities and are issued in anticipation of various seasonal tax revenues, to be payable for these specific future taxes.

(BULLET) REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.

(BULLET) INDUSTRIAL DEVELOPMENT BONDS ("IDBs") and Private Activity Bonds ("PABs") are specific types of revenue bonds issued on or behalf of public authorities to finance various privately operated facilities such as solid waste facilities and sewage plants. PABs generally are such bonds issued after April 15, 1986. These obligations are included within the term "municipal bonds" if the interest paid on them is exempt from federal income tax in the opinion of the bond issuer's counsel. IDBs and PABs are in most case revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of the IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed, or some form of credit enhancement such as a letter of credit.

(BULLET) TAX-EXEMPT COMMERCIAL PAPER AND SHORT-TERM MUNICIPAL NOTES provide for short-term capital needs and usually have maturities of one year or less. They include tax anticipation notes, revenue anticipation notes and construction loan notes.

(BULLET) CONSTRUCTION LOAN NOTES are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration by way of "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association).

(BULLET) PUT BONDS are municipal bonds which give the holder the right to sell the bond back to the issuer or a third party at a specified price and exercise date, which is typically well in advance of the bond's maturity date.

REPURCHASE AGREEMENTS. The Money Market Portfolios may invest in repurchase agreements. A repurchase agreement is a transaction in which a Portfolio purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed date and price reflecting a market rate of interest, unrelated to the coupon rate or the maturity of the purchased security. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Portfolio if the other party to the repurchase agreement becomes bankrupt), it is the policy of a Portfolio to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by the adviser. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of a Portfolio's investment limitations.

                                   EXHIBIT A-5

SECURITIES LENDING. The Money Market Portfolios may from time to time lend its portfolio securities to brokers, dealers and financial institutions. Such loans by a Portfolio will in no event exceed one-third of that Portfolio's total assets and will be secured by collateral in the form of cash or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, which will be maintained in an amount equal to the current market value of the loaned securities at all times the loan is outstanding. Each Portfolio will make loans of securities only to firms deemed credit worthy by the adviser.

STANDBY COMMITMENTS. The Money Market Portfolios may invest in standby commitments. It is expected that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Portfolios may pay for standby commitments either separately in cash or by paying a higher price for the obligations acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). Standby commitments purchased by the Portfolios will be valued at zero in determining net asset value and will not affect the valuation of the obligations subject to the commitments. Any consideration paid for a standby commitment will be accounted for as unrealized depreciation and will be amortized over the period the commitment is held by a Portfolio.

U.S. GOVERNMENT OBLIGATIONS. The Money Market Portfolios may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from securities supported by the full faith and credit of the United States (for example, securities of the Government National Mortgage Association), to securities that are supported solely or primarily by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Tennessee Valley Authority, Federal Farm Credit Banks and the Federal Home Loan Banks. In the case of obligations not backed by the full faith and credit of the United States, a Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

VARIABLE AND FLOATING RATE SECURITIES. The Money Market Portfolios may invest in variable and floating rate securities. The terms of variable and floating rate instruments provide for the interest rate to be adjusted according to a formula on certain pre-determined dates. Certain of these obligations also may carry a demand feature that gives the holder the right to demand prepayment of the principal amount of the security prior to maturity. An irrevocable letter of credit or guarantee by a bank usually backs the demand feature. Portfolio investments in these securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 397 days or less.

WHEN-ISSUED SECURITIES. The Money Market Portfolios may buy when-issued securities or sell securities on a delayed-delivery basis. This means that delivery and payment for the securities normally will take place approximately 15 to 90 days after the date of the transaction. The payment obligation and the interest rate that will be received are each fixed at the time the buyer enters into the commitment. During the period between purchase and settlement, the purchaser makes no payment and no interest accrues to the purchaser. However, when a security is sold on a delayed-delivery basis, the seller does not participate in further gains or losses with respect to the security. If the other party to a when-issued or delayed-delivery transaction fails to transfer or pay for the securities, the Portfolio could miss a favorable price or yield opportunity or could suffer a loss.

A Portfolio will make a commitment to purchase when-issued securities only with the intention of actually acquiring the securities, but the Portfolio may dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. A Portfolio may also sell the underlying securities before they are delivered, which may result in gains or losses. A separate account for each Portfolio is established at the custodian bank, into which cash and/or liquid securities equal to the amount of when-issued purchase commitments is deposited. If the market value of the deposited securities declines additional cash or securities will be placed in the account on a daily basis to cover the Portfolio's outstanding commitments.

                                   EXHIBIT A-6

When a Portfolio purchases a security on a when-issued basis, the security is recorded as an asset on the commitment date and is subject to changes in market value generally, based upon changes in the level of interest rates. Thus, upon delivery, the market value of the security may be higher or lower than its cost, and this may increase or decrease the Portfolio's net asset value. When payment for a when-issued security is due, a Portfolio will meet its obligations from then-available cash flow, the sale of the securities held in the separate account, the sale of other securities or from the sale of the when-issued securities themselves. The sale of securities to meet a when-issued purchase obligation carries with it the potential for the realization of capital gains or losses.

                               THE BOND PORTFOLIOS

The "Bond Portfolios" are the Short/Intermediate Bond, the Intermediate Bond and the Municipal Bond Portfolios. Wilmington Trust Company, the investment adviser for the Bond Portfolios, employs an investment process that is disciplined, systematic and oriented toward a quantitative assessment and control of volatility. The Bond Portfolios' exposure to credit risk is moderated by limiting their investments to securities that, at the time of purchase, are rated investment grade by a nationally recognized statistical rating organization such as Moody's, S&P, or, if unrated, are determined by the adviser to be of comparable quality. See "Appendix B - Description of Ratings." Ratings, however, are not guarantees of quality or of stable credit quality. Not even the highest rating constitutes assurance that the security will not fluctuate in value or that a Portfolio will receive the anticipated yield on the security. WTC continuously monitors the quality of the Portfolios' holdings, and should the rating of a security be downgraded or its quality be adversely affected, WTC will determine whether it is in the best interest of the affected Portfolio to retain or dispose of the security.

The effect of interest rate fluctuations in the market on the principal value of the Bond Portfolios is moderated by limiting the average dollar-weighted duration of their investments -- in the case of the Short/Intermediate Bond Portfolio to a range of 2 1/2 to 4 years, in the case of the Intermediate Bond Portfolio to a range of 4 to 7 years, and in the case of the Municipal Bond Portfolio to a range of 4 to 8 years. Investors may be more familiar with the term "average effective maturity" (when, on average, the fixed income securities held by the Portfolio will mature), which is sometimes used to express the anticipated term of the Portfolios' investments. Generally, the stated maturity of a fixed income security is longer than it's projected duration. Under normal market conditions, the average effective maturity, in the case of the Short/Intermediate Bond Portfolio, is expected to fall within a range of approximately 3 to 5 years, in the case of the Intermediate Bond Portfolio, within a range of approximately 7 to 12 years, and in the case of the Municipal Bond Portfolio, within a range of approximately 5 to 10 years. In the event of unusual market conditions, the average dollar-weighted duration of the Portfolios may fall within a broader range. Under those circumstances, the Short/Intermediate Bond and the Intermediate Bond Portfolios may invest in fixed income securities with an average dollar-weighted duration of 1 to 6 years and 2 to 10 years, respectively.

WTC's goal in managing the Short/Intermediate Bond and the Intermediate Bond Portfolios is to gain additional return by analyzing the market complexities and individual security attributes which affect the returns of fixed income securities. The Bond Portfolios are intended to appeal to investors who want a thoughtful exposure to the broad fixed income securities market and the high current returns that characterize the short-term to intermediate-term sector of that market.

Given the average duration of the holdings of the Bond Portfolios and the current interest rate environment, the Portfolios should experience smaller price fluctuations than those experienced by longer-term bond and municipal bond funds and a higher yield than fixed-price money market and tax-exempt money market funds. Of course, the Portfolios will likely experience larger price fluctuations than money market funds and a lower yield than longer-term bond and municipal bond funds. Given the quality of the Portfolios' holdings, which must be investment grade (rated within the top four categories) or comparable to investment grade securities at the time of purchase, the Portfolios will accept lower yields in order to avoid the credit concerns experienced by funds that invest in lower quality fixed income securities. In addition, although the Municipal Bond Portfolio expects to invest substantially all of its net assets in municipal securities that provide interest income that is exempt from federal income tax, it may invest up to 20% of its net assets in other types of fixed income securities that provide federally taxable income.

                                   EXHIBIT A-7

The composition of each Portfolio's holdings varies depending upon WTC's analysis of the fixed income markets and the municipal securities markets (for the Municipal Bond Portfolio), including analysis of the most attractive segments of the yield curve, the relative value of the different market sectors, expected trends in those markets and supply versus demand pressures. Securities purchased by the Portfolios may be purchased on the basis of their yield or potential capital appreciation or both. By maintaining each Portfolio's specified average duration, WTC seeks to protect the Portfolio's principal value by reducing fluctuations in value relative to those that may be experienced by bond funds with longer average durations. This strategy may reduce the level of income attained by the Portfolios. Of course, there is no guarantee that principal value can be protected during periods of extreme interest rate volatility.

WTC may make frequent changes in the Portfolios' investments, particularly during periods of rapidly fluctuating interest rates. These frequent changes would involve transaction costs to the Portfolios and could result in taxable capital gains.

ASSET-BACKED SECURITIES. The Bond Portfolios may purchase interests in pools of obligations, such as credit card or automobile loan receivables, purchase contracts and financing leases. Such securities are also known as "asset-backed securities," and the holders thereof may be entitled to receive a fixed rate of interest, a variable rate that is periodically reset to reflect the current market rate or an auction rate that is periodically reset at auction.

Asset-backed securities are typically supported by some form of credit enhancement, such as cash collateral, subordinated tranches, a letter of credit, surety bond or limited guaranty. Credit enhancements do not provide protection against changes in the market value of the security. If the credit enhancement is exhausted or withdrawn, security holders may experience losses or delays in payment if required payments of principal and interest are not made with respect to the underlying obligations. Except in very limited circumstances, there is no recourse against the vendors or lessors that originated the underlying obligations.

Asset-backed securities are likely to involve unscheduled prepayments of principal that may affect yield to maturity, result in losses, and may be reinvested at higher or lower interest rates than the original investment. The yield to maturity of asset-backed securities that represent residual interests in payments of principal or interest in fixed income obligations is particularly sensitive to prepayments.

The value of asset-backed securities may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool of underlying obligations, the originator of those obligations or the financial institution providing credit enhancement.

BANK   OBLIGATIONS.   The  Bond   Portfolios   may   invest  in  the  same  U.S.
dollar-denominated obligations of major banks as the Money Market Portfolios. (See "Bank Obligations.")

CORPORATE BONDS, NOTES AND COMMERCIAL PAPER. The Bond Portfolios may invest in corporate bonds, notes and commercial paper. These obligations generally represent indebtedness of the issuer and may be subordinated to other outstanding indebtedness of the issuer. Commercial paper consists of short-term unsecured promissory notes issued by corporations in order to finance their current operations. The Portfolios will only invest in commercial paper rated, at the time of purchase, in the highest category by a nationally recognized statistical rating organization, such as Moody's or S&P or, if not rated, determined by WTC to be of comparable quality.

FIXED INCOME SECURITIES WITH BUY-BACK FEATURES. Fixed income securities with buy-back features enable the Bond Portfolios to recover principal upon tendering the securities to the issuer or a third party. Letters of credit issued by domestic or foreign banks often supports these buy-back features. In evaluating a foreign bank's credit, WTC considers whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls or other governmental restrictions that could adversely affect the bank's ability to honor its commitment under the letter of credit. The Municipal Bond Portfolio will not acquire municipal securities with buy-back features if, in the opinion of counsel, the existence of a buy-back feature would alter the tax-exempt nature of interest payments on the underlying securities and cause those payments to be taxable to that Portfolio and its shareholders.

Buy-back features include standby commitments, put bonds and demand features.

                                   EXHIBIT A-8

(BULLET) STANDBY COMMITMENTS. The Bond Portfolios may acquire standby commitments from broker-dealers, banks or other financial intermediaries to enhance the liquidity of portfolio securities. A standby commitment entitles a Portfolio to same day settlement at amortized cost plus accrued interest, if any, at the time of exercise. The amount payable by the issuer of the standby commitment during the time that the commitment is exercisable generally approximates the market value of the securities underlying the commitment. Standby commitments are subject to the risk that the issuer of a commitment may not be in a position to pay for the securities at the time that the commitment is exercised.

          Ordinarily, a Portfolio will not transfer a standby commitment to a third party, although the Portfolio may sell securities subject to a standby commitment at any time. A Portfolio may purchase standby commitments separate from or in conjunction with the purchase of the securities subject to the commitments. In the latter case, the Portfolio may pay a higher price for the securities acquired in consideration for the commitment.

(BULLET) PUT BONDS. A put bond (also referred to as a tender option or third party bond) is a bond created by coupling an intermediate or long-term fixed rate bond with an agreement giving the holder the option of tendering the bond to receive its par value. As consideration for providing this tender option, the sponsor of the bond (usually a bank, broker-dealer or other financial intermediary) receives periodic fees that equal the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par. By paying the tender offer fees, a Portfolio in effect holds a demand obligation that bears interest at the prevailing short-term rate.

          In selecting put bonds for the Bond Portfolios, WTC takes into consideration the creditworthiness of the issuers of the underlying bonds and the creditworthiness of the providers of the tender option features. A sponsor may withdraw the tender option feature if the issuer of the underlying bond defaults on interest or principal payments, the bond's rating is downgraded or, in the case of a municipal bond, the bond loses its tax-exempt status.


(BULLET) DEMAND FEATURES. Many variable rate securities carry demand features that permit the holder to demand repayment of the principal amount of the underlying securities plus accrued interest, if any, upon a specified number of days' notice to the issuer or its agent. A demand feature may be exercisable at any time or at specified intervals. Variable rate securities with demand features are treated as having a maturity equal to the time remaining before the holder can next demand payment of principal. The issuer of a demand feature instrument may have a corresponding right to prepay the outstanding principal of the instrument plus accrued interest, if any, upon notice comparable to that required for the holder to demand payment.

GUARANTEED INVESTMENT CONTRACTS. A guaranteed investment contract ("GIC") is a general obligation of an insurance company. A GIC is generally structured as a deferred annuity under which the purchaser agrees to pay a given amount of money to an insurer (either in a lump sum or in installments) and the insurer promises to pay interest at a guaranteed rate (either fixed or variable) for the life of the contract. Some GICs provide that the insurer may periodically pay discretionary excess interest over and above the guaranteed rate. At the GIC's maturity, the purchaser generally is given the option of receiving payment or an annuity. Certain GICs may have features that permit redemption by the issuer at a discount from par value.

Generally, GICs are not assignable or transferable without the permission of the issuer. As a result, the acquisition of GICs is subject to the limitations applicable to each Portfolio's acquisition of illiquid and restricted securities. The holder of a GIC is dependent on the creditworthiness of the issuer as to whether

                                   EXHIBIT A-9
the issuer is able to meet its obligations. No Portfolio intends to invest more than 5% of its net assets in GICs.

ILLIQUID SECURITIES. The Bond Portfolios may not invest more than 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid.

MONEY MARKET FUNDS. The Bond Portfolios may invest in the securities of money market mutual funds, within the limits prescribed by the 1940 Act. (See "Investment Company Securities.")

MORTGAGE-BACKED   SECURITIES.    Mortgage-backed   securities   are   securities
representing interests in a pool of mortgages secured by real property.

Government National Mortgage Association ("GNMA") mortgage-backed securities are securities representing interests in pools of mortgage loans to residential home buyers made by lenders such as mortgage bankers, commercial banks and savings associations and are either guaranteed by the Federal Housing Administration or insured by the Veterans Administration. Timely payment of interest and principal on each mortgage loan is backed by the full faith and credit of the U.S. Government.

The Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") both issue mortgage-backed securities that are similar to GNMA securities in that they represent interests in pools of mortgage loans. FNMA guarantees timely payment of interest and principal on its certificates and FHLMC guarantees timely payment of interest and ultimate payment of principal. FHLMC also has a program under which it guarantees timely payment of scheduled principal as well as interest. FNMA and FHLMC guarantees are backed only by those agencies and not by the full faith and credit of the U.S. Government.

In the case of mortgage-backed securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient. This may occur even though the collateral is U.S. Government-backed.

Most mortgage-backed securities pass monthly payment of principal and interest through to the holder after deduction of a servicing fee. However, other payment arrangements are possible. Payments may be made to the holder on a different schedule than that on which payments are received from the borrower, including, but not limited to, weekly, bi-weekly and semiannually. The monthly principal and interest payments also are not always passed through to the holder on a PRO RATA basis. In the case of collateralized mortgage obligations ("CMOs"), the pool is divided into two or more tranches and special rules for the disbursement of principal and interest payments are established.

CMO residuals are derivative securities that generally represent interests in any excess cash flow remaining after making required payments of principal and interest to the holders of the CMOs described above. Yield to maturity on CMO residuals is extremely sensitive to prepayments. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual also will be extremely sensitive to the level of the index upon which interest rate adjustments are based.

Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities and may be issued by agencies or instrumentalities of the U.S. Government or by private mortgage lenders. SMBS usually are structured with two classes that receive different proportions of the interest and/or principal distributions on a pool of mortgage assets. A common type of SMBS will have one class of holders receiving all interest payments --"interest only" or "IO" --and another class of holders receiving the principal repayments -- "principal only" or "PO." The yield to maturity of IO and PO classes is extremely sensitive to prepayments on the underlying mortgage assets.

MUNICIPAL SECURITIES. Municipal securities are debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their sub-divisions, agencies and instrumentalities, the interest on which is, in the opinion of bond counsel, exempt from federal income tax. These debt obligations are issued to obtain funds for various public purposes, such as the construction of

                                  EXHIBIT A-10
public facilities, the payment of general operating expenses or the refunding of outstanding debts. They may also be issued to finance various privately owned or operated activities. The three general categories of municipal securities are general obligation, revenue or special obligation and private activity municipal securities. A brief description of typical municipal securities follows:

(BULLET) GENERAL OBLIGATION SECURITIES are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond. The proceeds from general obligation securities are used to fund a wide range of public projects, including the construction or improvement of schools, highways and roads, and water and sewer systems.

(BULLET) REVENUE OR SPECIAL OBLIGATION SECURITIES are backed by the revenues of a specific project or facility - tolls from a toll bridge, for example. The proceeds from revenue or special obligation securities are used to fund a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Many municipal issuers also establish a debt service reserve fund from which principal and interest payments are made. Further security may be available in the form of the state's ability, without obligation, to make up deficits in the reserve fund.

(BULLET) MUNICIPAL LEASE OBLIGATIONS may take the form of a lease, an installment purchase or a conditional sale contract issued by state and local governments and authorities to acquire land, equipment and facilities. Usually, the Portfolios will purchase a participation interest in a municipal lease obligation from a bank or other financial intermediary. The participation interest gives the holder a pro rata, undivided interest in the total amount of the obligation.

          Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. The interest income from the lease obligation may become taxable if the lease is assigned. Also, to free the municipal issuer from constitutional or statutory debt issuance limitations, many leases and contracts include non-appropriation clauses providing that the municipality has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the municipality on a yearly or other periodic basis. Finally, the lease may be illiquid.

(BULLET) RESOURCE RECOVERY BONDS are affected by a number of factors, which may affect the value and credit quality of these revenue or special obligations. These factors include the viability of the project being financed, environmental protection regulations and project operator tax incentives.

(BULLET) PRIVATE ACTIVITY SECURITIES are specific types of revenue bonds issued on behalf of public authorities to finance various privately operated facilities such as educational, hospital or housing facilities, local facilities for water supply, gas, electricity, sewage or solid waste disposal, and industrial or commercial facilities. The payment of principal and interest on these obligations generally depends upon the credit of the private owner/user of the facilities financed and, in certain instances, the pledge of real and personal property by the private owner/user. The interest income from certain types of private activity securities may be considered a tax preference item for purposes of the federal alternative minimum tax ("Tax Preference Item").

Short-term municipal securities in which the Portfolios may invest include Tax Anticipation, Revenue Anticipation, Bond Anticipation and Construction Loan Notes. These were previously described for the Money Market Portfolios. (See "Municipal Securities.")

OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. Although the Municipal Bond Portfolio has no current intention of so doing, each of the Bond Portfolios may use options and futures contracts. The Short/Intermediate Bond and the Intermediate Bond Portfolios may use forward currency contracts.

                                  EXHIBIT A-11

For additional information regarding such investment strategies, see Appendix A to this Statement of Additional Information.

PARTICIPATION INTERESTS. The Bond Portfolios may invest in participation interests in fixed income securities. A participation interest provides the certificate holder with a specified interest in an issue of fixed income securities.

Some participation interests give the holders differing interests in the underlying securities, depending upon the type or class of certificate purchased. For example, coupon strip certificates give the holder the right to receive a specific portion of interest payments on the underlying securities; principal strip certificates give the holder the right to receive principal payments and the portion of interest not payable to coupon strip certificate holders. Holders of certificates of participation in interest payments may be entitled to receive a fixed rate of interest, a variable rate that is periodically reset to reflect the current market rate or an auction rate that is periodically reset at auction. Asset-backed residuals represent interests in any excess cash flow remaining after required payments of principal and interest have been made.

More complex participation interests involve special risk considerations. Since these instruments have only recently been developed, there can be no assurance that any market will develop or be maintained for the instruments. Generally, the fixed income securities that are deposited in trust for the holders of these interests are the sole source of payments on the interests; holders cannot look to the sponsor or trustee of the trust or to the issuers of the securities held in trust or to any of their affiliates for payment.

Participation interests purchased at a discount may experience price volatility. Certain types of interests are sensitive to fluctuations in market interest rates and to prepayments on the underlying securities. A rapid rate of prepayment can result in the failure to recover the holder's initial investment.

The extent to which the yield to maturity of a participation interest is sensitive to prepayments depends, in part, upon whether the interest was purchased at a discount or premium, and if so, the size of that discount or premium. Generally, if a participation interest is purchased at a premium and principal distributions occur at a rate faster than that anticipated at the time of purchase, the holder's actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a participation interest is purchased at a discount and principal distributions occur at a rate faster than that assumed at the time of purchase, the investor's actual yield to maturity will be higher than that assumed at the time of purchase.

Participation interests in pools of fixed income securities backed by certain types of debt obligations involve special risk considerations. The issuers of securities backed by automobile and truck receivables typically file financing statements evidencing security interests in the receivables, and the servicers of those obligations take and retain custody of the obligations. If the servicers, in contravention of their duty to the holders of the securities backed by the receivables, were to sell the obligations, the third party purchasers could acquire an interest superior to the interest of the security holders. Also, most states require that a security interest in a vehicle must be noted on the certificate of title and the certificate of title may not be amended to reflect the assignment of the lender's security interest. Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. Securities backed by credit card receivables are generally unsecured, and both federal and state consumer protection laws may allow set-offs against certain amounts owed.

The Municipal Bond Portfolio will only invest in participation interests in municipal securities, municipal leases or in pools of securities backed by municipal assets if, in the opinion of counsel, any interest income on the participation interest will be exempt from federal income tax to the same extent as the interest on the underlying securities.

REPURCHASE AGREEMENTS. The Bond Portfolios may invest in the same repurchase agreements as the Money Market Portfolios. (See "Repurchase Agreements.")

SECURITIES LENDING. The Bond Portfolios may lend securities pursuant to agreements, which require that the loans be continuously secured by collateral equal to 100% of the market value of the loaned securities. Such collateral consists of cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for a Portfolio exceed one-third of the value of the Portfolio's total assets taken

                                  EXHIBIT A-12
at fair market value. A Portfolio will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. Government securities. However, a Portfolio will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities and even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the adviser to be of good standing and when, in the judgment of the adviser, the consideration that can be earned currently from such securities loans justifies the attendant risk. Either party upon reasonable notice to the other party may terminate any loan. The Municipal Bond Portfolio has no current intention of lending its portfolio securities and would do so only under unusual market conditions since the interest income that a Portfolio receives from lending its securities is taxable.

U.S. GOVERNMENT OBLIGATIONS. The Bond Portfolios may invest in the same debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities as the Money Market Portfolios. (See "U.S. Government Obligations.")

VARIABLE AND FLOATING RATE SECURITIES. The Bond Portfolios may invest in variable and floating rate securities. The terms of variable and floating rate instruments provide for the interest rate to be adjusted according to a formula on certain pre-determined dates. Certain of these obligations also may carry a demand feature that gives the holder the right to demand prepayment of the principal amount of the security prior to maturity. An irrevocable letter of credit or guarantee by a bank usually backs the demand feature. Portfolio investments in these securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 397 days or less.

Each of the Bond Portfolios may also purchase inverse floaters that are floating rate instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the interest rate paid on the inverse floater, with the result that the inverse floater's price is considerably more volatile than that of a fixed rate security. For example, an issuer may decide to issue two variable rate instruments instead of a single long-term, fixed rate bond. The interest rate on one instrument reflects short-term interest rates, while the interest rate on the other instrument (the inverse floater) reflects the approximate rate the issuer would have paid on a fixed rate bond multiplied by two minus the interest rate paid on the short-term instrument. Depending on market availability, the two variable rate instruments may be combined to form a fixed rate bond. The market for inverse floaters is relatively new.

WHEN-ISSUED SECURITIES. The Bond Portfolios may buy when-issued securities or sell securities on a delayed-delivery basis. This means that delivery and payment for the securities normally will take place approximately 15 to 90 days after the date of the transaction. The payment obligation and the interest rate that will be received are each fixed at the time the buyer enters into the commitment. During the period between purchase and settlement, the purchaser makes no payment and no interest accrues to the purchaser. However, when a security is sold on a delayed-delivery basis, the seller does not participate in further gains or losses with respect to the security. If the other party to a when-issued or delayed-delivery transaction fails to transfer or pay for the securities, the Portfolio could miss a favorable price or yield opportunity or could suffer a loss.

A Portfolio will make a commitment to purchase when-issued securities only with the intention of actually acquiring the securities, but the Portfolio may dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. A Portfolio may also sell the underlying securities before they are delivered, which may result in gains or losses. A separate account for each Portfolio is established at the custodian bank, into which cash and/or liquid securities equal to the amount of when-issued purchase commitments is deposited. If the market value of the deposited securities declines additional cash or securities will be placed in the account on a daily basis to cover the Portfolio's outstanding commitments.

When a Portfolio purchases a security on a when-issued basis, the security is recorded as an asset on the commitment date and is subject to changes in market value generally, based upon changes in the level of interest rates. Thus, upon delivery, the market value of the security may be higher or lower than its cost,

                                  EXHIBIT A-13
and this may increase or decrease the Portfolio's net asset value. When payment for a when-issued security is due, a Portfolio will meet its obligations from then-available cash flow, the sale of the securities held in the separate account, the sale of other securities or from the sale of the when-issued securities themselves. The sale of securities to meet a when-issued purchase obligation carries with it the potential for the realization of capital gains or losses.

The Municipal Bond Portfolio may purchase securities on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness ("refunding contracts"). These contracts require the issuer to sell and the Portfolio to buy municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. The offering proceeds are then used to refinance existing municipal obligations. Although the Municipal Bond Portfolio may sell its rights under a refunding contract, the secondary market for these contracts may be less liquid than the secondary market for other types of municipal securities. The Portfolio generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract. Instead, refunding contracts usually provide for payment of liquidated damages to the issuer (currently 15-20% of the purchase price). The Portfolio may secure its obligation under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provision of the refunding contract. When required by Securities and Exchange Commission ("SEC") guidelines, the Portfolio will place liquid assets in a segregated custodial account equal in amount to its obligations under outstanding refunding contracts.

ZERO COUPON BONDS. The Bond Portfolios may invest in zero coupon bonds of governmental or private issuers that generally pay no interest to their holders prior to maturity. Since zero coupon bonds do not make regular interest payments, they allow an issuer to avoid the need to generate cash to meet current interest payments and may involve greater credit risks than bonds paying interest currently. Tax laws requiring the distribution of accrued discount on the bonds, even though no cash equivalent thereto has been paid, may cause a Portfolio to liquidate investments in order to make the required distributions.

RISK FACTORS APPLICABLE TO THE MUNICIPAL BOND PORTFOLIO:
HEALTH CARE SECTOR. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state and local governmental agencies. A major source of revenues for the industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for those programs. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including malpractice insurance premiums) and competition among health care providers. In the future, the following may adversely affect the industry: adoption of legislation proposing a national health insurance program; medical and technological advances which alter the demand for health services or the way in which such services are provided; and efforts by employers, insurers and governmental agencies to reduce the costs of health insurance and health care services.

Health care facilities include life care facilities, nursing homes and hospitals. The Municipal Bond Portfolio may invest in bonds to finance these facilities which are typically secured by the revenues from the facilities and not by state or local government tax payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be a risk of default in the payment of principal or interest on a bond issue if the facility does not maintain adequate financial reserves for debt service.

HOUSING SECTOR. The Municipal Bond Portfolio may invest in housing revenue bonds which typically are issued by state, county and local housing authorities and are secured only by the revenues of mortgages originated by those authorities using the proceeds of the bond issues. Factors that may affect the financing of multi-family housing projects include acceptable completion of construction, proper management, occupancy and rent levels, economic conditions and changes in regulatory requirements.

Since the demand for mortgages from the proceeds of a bond issue cannot be precisely predicted, the proceeds may be in excess of demand, which would result in early retirement of the bonds by the issuer. Since the cash flow from mortgages cannot be precisely predicted, differences in the actual cash flow from the assumed cash flow could have an adverse impact upon the issuer's ability to make scheduled payments of principal and interest or could result in early retirement of the bonds.

                                  EXHIBIT A-14

Scheduled principal and interest payments are often made from reserve or sinking funds. These reserves are funded from the bond proceeds, assuming certain rates of return on investment of the reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate.

ELECTRIC UTILITIES SECTOR. The electric utilities industry has experienced, and may experience in the future: problems in financing large construction programs in an inflationary period; cost increases and delays caused by environmental considerations (particularly with respect to nuclear facilities); difficulties in obtaining fuel at reasonable prices; the effects of conservation on the demand for energy; increased competition from alternative energy sources; and the effects of rapidly changing licensing and safety requirements.

PROPOSED LEGISLATION. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. For example, federal tax law now limits the types and amounts of tax-exempt bonds issuable for industrial development and other types of private activities. These limitations may affect the future supply and yields of private activity securities. Further proposals affecting the value of tax-exempt securities may be introduced in the future. In addition, proposals have been made, such as that involving the "flat tax," that could reduce or eliminate the value of that exemption. If the availability of municipal securities for investment or the value of the Municipal Bond Portfolio's holdings could be materially affected by such changes in the law, the Trustees would reevaluate the Portfolio's investment objective and policies or consider the Portfolio's dissolution.

PORTFOLIO TURNOVER. Portfolio turnover rates for the past 2 years, (or since the date of inception, if applicable) were:

------------------------------------- ----------------------------------- ------
                             12 MONTHS ENDED               12 MONTHS ENDED
                              JUNE 30, 1999                 JUNE 30, 1998
                              -------------                 -------------
----------------------- --------------------------- ----------------------------
Short/Intermediate Bond           %                              %
----------------------- --------------------------- ----------------------------
Intermediate Bond                 %                              %
----------------------- --------------------------- ----------------------------
Municipal Bond                    %                              %
----------------------- --------------------------- ----------------------------

                              THE EQUITY PORTFOLIOS

The "Equity Portfolios" are the Large Cap Growth, the Large Cap Core, the Small Cap Core, the International Multi-Manager, the Large Cap Value, the Mid Cap Value and the Small Cap Value Portfolios.

AMERICAN DEPOSITARY RECEIPTS (ADRS) AND EUROPEAN DEPOSITARY RECEIPTS (EDRS). The International Multi-Manager and Large Cap Core Portfolios each may invest in ADRs and EDRs. ADRs and EDRs are securities, typically issued by a U.S. financial institution or a non-U.S. financial institution in the case of an EDR (a "depositary"). The institution has ownership interests in a security, or a pool of securities, issued by a foreign issuer and deposited with the depositary. ADRs and EDRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

CASH MANAGEMENT. The Large Cap Growth, Small Cap Core and the International Multi-Manager Portfolios each may invest no more than 15% of its total assets in cash and cash equivalents including high-quality money market instruments and money market funds in order to manage cash flow in the Portfolio. The other Equity Portfolios are not subject to specific percentage limitations on such investments. Certain of these instruments are described below.

                                  EXHIBIT A-15

(BULLET) MONEY MARKET FUNDS. The Equity Portfolios may invest in the securities of other money market mutual funds, within the limits prescribed by the 1940 Act.

          The International Multi-Manager Portfolio may invest in securities of open-end and closed-end investment companies that invest primarily in the equity securities of issuers in countries where it is impossible or impractical to invest directly. Such investments will be subject to the limits described above.

(BULLET) U.S. GOVERNMENT OBLIGATIONS. The Equity Portfolios may invest in the same debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities as the Money Market Portfolios. (See "U.S. Government Obligations.")

(BULLET) COMMERCIAL PAPER. The Equity Portfolios may invest in commercial paper. Commercial paper consists of short-term (up to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Portfolios may invest only in commercial paper rated A-1 or higher by S&P or Moody's or if not rated, determined by the adviser or sub-adviser to be of comparable quality.

(BULLET) BANK OBLIGATIONS. The Equity Portfolios may invest in the same obligations of U.S. banks as the Money Market Portfolios. (See "Bank Obligations.")

CONVERTIBLE SECURITIES. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, a Portfolio's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuers and any call provisions.

The Equity Portfolios may invest in convertible securities that are rated, at the time of purchase, in the three highest rating categories by a nationally recognized statistical rating organization ("NRSRO") such as Moody's or S&P, or if unrated, are determined by the adviser or a sub-adviser, as applicable, to be of comparable quality. In addition, the International Multi-Manager Portfolio may invest in non-convertible debt securities issued by foreign governments, international agencies, and private foreign issuers that, at the time of purchase, are rated A or better by a NRSRO, or, if not rated, are judged by the adviser or one or more of the sub-advisers to be of comparable quality. Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality. Should the rating of a security be downgraded subsequent to a Portfolio's purchase of the security, the adviser or a sub-adviser, as applicable, will determine whether it is in the best interest of the Portfolio to retain the security.

DEBT SECURITIES. Debt securities represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.

HEDGING STRATEGIES. The Equity Portfolios may engage in certain hedging strategies that involve options, futures and, in the case of the International Multi-Manager Portfolio, forward currency exchange contracts. These hedging strategies are described in detail in the Appendix.

ILLIQUID SECURITIES. Each of the Large Cap Value, Mid Cap Value and Small Cap Value Portfolios may invest no more than 10% of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. Each of the Large Cap Growth, Large Cap Core, Small Cap Core and International Multi-Manager Portfolios may invest no more than 15% of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. If the limitations on illiquid securities are exceeded, other than by a change in market values, the condition will be reported by the Portfolio's investment adviser to the Board of Trustees.

                                  EXHIBIT A-16

OPTIONS ON SECURITIES AND SECURITIES INDEXES. The Large Cap Growth, Large Cap Value and Small Cap Core Portfolios each may purchase call options on securities that the adviser intends to include in the Portfolios in order to fix the cost of a future purchase or attempt to enhance return by, for example, participating in an anticipated increase in the value of a security. The Portfolios may purchase put options to hedge against a decline in the market value of securities held in the Portfolios or in an attempt to enhance return. The Portfolios may write (sell) put and covered call options on securities in which they are authorized to invest. The Portfolios may also purchase put and call options, and write put and covered call options on U.S. securities indexes. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. Of the 85% of the total assets of a Portfolio that are invested in equity (or related) securities, the Portfolio may not invest more than 10% of such assets in covered call options on securities and/or options on securities indices.

REPURCHASE AGREEMENTS. The Equity Portfolios may invest in the same repurchase agreements as the Money Market Portfolios. (See "Repurchase Agreements.")

RESTRICTED SECURITIES. Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 or an exemption from registration. Each of the Equity Portfolios may invest up to 15% of its net assets in illiquid securities, subject to a Portfolio's investment limitations on the purchase of illiquid securities. Restricted securities, including securities eligible for re-sale under 1933 Act Rule 144A, that are determined to be liquid are not subject to this limitation. This determination is to be made by the adviser or a sub-adviser pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the adviser or a sub-adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the adviser or a sub-adviser intends to purchase securities that are exempt from registration under Rule 144A under the 1933 Act.

SECURITIES LENDING. The Equity Portfolios may lend securities subject to the same conditions applicable to the Bond Portfolios. (See "Securities Lending.")

PORTFOLIO TURNOVER. Portfolio turnover rates for the past 2 years, (or since inception, if applicable) were:

--------------------------- -------------------------- -------------------------
                                 12 MONTHS ENDED            12 MONTHS ENDED
                                  JUNE 30, 1999              JUNE 30, 1998
                                  -------------              -------------
--------------------------- -------------------------- -------------------------
Large Cap Growth                        %                          %
--------------------------- -------------------------- -------------------------
Large Cap Core                          %                          %
--------------------------- -------------------------- -------------------------
Small Cap Core                          %                          %
--------------------------- -------------------------- -------------------------
Large Cap Value                         %                          %
--------------------------- -------------------------- -------------------------
Mid Cap Value                           %                          %
--------------------------- -------------------------- -------------------------
Small Cap Value                         %                          %
--------------------------- -------------------------- -------------------------
International Multi-Manager             %                          %
--------------------------- -------------------------- -------------------------

                             INVESTMENT LIMITATIONS

Except as otherwise provided, the Portfolios and their corresponding master series have adopted the investment limitations set forth below. Limitations which are designated as fundamental policies may not be changed without the affirmative vote of the lessor of (i) 67% or more of the shares of a Portfolio present at a shareholders meeting if holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy or (ii) more than 50% of the outstanding shares of a Portfolio. If any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later

                                  EXHIBIT A-17
change in percentage resulting from a change in the market values of a Portfolio's assets or redemptions of shares will not be considered a violation of the limitation.

MONEY MARKET PORTFOLIOS:
Each Portfolio will not as a matter of fundamental policy:

1. purchase the securities of any one issuer if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or the Portfolio would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Portfolio may invest up to 25% of its total assets without regard to these limitations; and (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

2. purchase the securities of any issuer if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, that each of the Prime Money Market and Premier Money Market Portfolios may invest more than 25% of its total assets in the obligations of banks;

3. borrow money, except (1) from a bank for temporary or emergency purposes (not for leveraging or investment) or (2) by engaging in reverse repurchase agreements if the Portfolio's borrowings do not exceed an amount equal to 33 1/3% of the current value of its assets taken at market value, less liabilities other than borrowings;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions limited to 33 1/3% of the value of the Portfolio's total assets;

5. underwrite any issue of securities, except to the extent that the Portfolio may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate, provided that the Portfolio may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein;

7. purchase or sell physical commodities or contracts, provided that currencies and currency-related contracts will not be deemed physical commodities; or

8. with respect to the Tax-Exempt Portfolio only, issue senior securities, except as appropriate to evidence indebtedness that the Portfolio is permitted to incur, provided that the Portfolio's use of options, futures contracts and options thereon or currency-related contracts will not be deemed to be senior securities for this purpose.

THE INVESTMENT LIMITATIONS DESCRIBED ABOVE DO NOT PROHIBIT A PORTFOLIO FROM INVESTING ALL OR SUBSTANTIALLY ALL OF ITS ASSETS IN THE SHARES OF ANOTHER REGISTERED OPEN-END INVESTMENT COMPANY SUCH AS THE CORRESPONDING SERIES OF WT INVESTMENT TRUST I.

With respect to the exclusion from the investment limitation described in number 2 above, the Fund has been advised that it is the SEC staff's current position, that the exclusion may be applied only to U.S. bank obligations; the Prime Money Market and Premier Money Market Portfolios, however, will consider both foreign and U.S. bank obligations within this exclusion.

The following non-fundamental policies apply to each Money Market Portfolio unless otherwise indicated, and the Board of Trustees may change them without shareholder approval.

Each Portfolio will not:

1. make short sales of securities except short sales against the box;

                                  EXHIBIT A-18

2. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities;

3. purchase portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets, and if at any time the Portfolio's bank borrowings exceed its fundamental borrowing limitations due to a decline in net assets, such borrowings will be promptly (within 3 days) reduced to the extent necessary to comply with such limitations;

4. make loans of portfolio securities unless such loans are fully collateralized by cash, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or any combination of cash and securities, marked to market daily; or

5. with respect to the U.S. Government, Prime Money Market and Premier Money Market Portfolios only, purchase the securities of any one issuer if as a result more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

BOND PORTFOLIOS:

Each Portfolio will not as a matter of fundamental policy:

1. purchase the securities of any one issuer if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or the Portfolio would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Portfolio may invest up to 25% of its total assets without regard to these limitations; and (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

2. purchase the securities of any issuer if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including repurchase agreements fully collateralized by U.S. Government obligations) or to tax-exempt municipal securities;

3. borrow money, provided that the Portfolio may borrow money from banks for temporary or emergency services (not for leveraging or investment) or by engaging in reverse repurchase agreements if the Portfolio's borrowings do not exceed an amount equal to 33 1/3% of the current value of its assets taken at market value, less liabilities other than borrowings;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions limited to 33 1/3% of the value of the Portfolio's total assets;

5. underwrite any issue of securities, except to the extent that the Portfolio may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate or real estate limited partnership interests, provided that the Portfolio may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts;

7. purchase or sell physical commodities or commodities contracts except financial and foreign currency futures contracts and options thereon, options on foreign currencies and forward currency contracts; or

8. issue senior securities, except as appropriate to evidence indebtedness that the Portfolio is permitted to incur, provided that futures, options and forward currency transactions will not be deemed to be senior securities for purposes of this limitation.

                                  EXHIBIT A-19

THE INVESTMENT LIMITATIONS DESCRIBED ABOVE DO NOT PROHIBIT A PORTFOLIO FROM INVESTING ALL OR SUBSTANTIALLY ALL OF ITS ASSETS IN THE SHARES OF ANOTHER REGISTERED OPEN-END INVESTMENT COMPANY SUCH AS THE CORRESPONDING SERIES OF WT INVESTMENT TRUST I.

The following non-fundamental policies apply to each Portfolio and may be changed by the Board of Trustees without shareholder approval. Each Portfolio will not:

1. pledge, mortgage or hypothecate its assets, except the Portfolio may pledge securities having a market value at the time of the pledge not exceeding 33 1/3% of the value of its total assets to secure borrowings, and the Portfolio may deposit initial and variation margin in connection with transactions in futures contracts and options on futures contracts;

2. make short sales of securities except short sales against the box;

3. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that the Portfolio may make initial and variation margin deposits in connection with permitted transactions in options or futures;

4. purchase portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets;

5. when engaging in options, futures and forward currency contract strategies, a Portfolio will either: (1) set aside cash or liquid securities in a segregated account with the Fund's custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets;

6. purchase or sell non-hedging futures contracts or related options if aggregate initial margin and premiums required to establish such positions would exceed 5% of the Portfolio's total assets. For purposes of this limitation, unrealized profits and unrealized losses on any open contracts are taken into account, and the in-the-money amount of an option that is in-the-money at the time of purchase is excluded; or

7. write put or call options having aggregate exercise prices greater than 25% of the Portfolio's net assets, except with respect to options attached to or acquired with or traded together with their underlying securities and securities that incorporate features similar to options.


EQUITY PORTFOLIOS:
Each Portfolio will not as a matter of fundamental policy:

1. purchase the securities of any one issuer, if as a result, more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or the Portfolio would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Portfolio may invest up to 25% of its total assets without regard to these limitations; (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (3) for the Large Cap Growth, Large Cap Core, Small Cap Core and International Multi-Manager Portfolios, repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations;

2. purchase securities of any issuer if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, that (1) for the Large Cap Value, Small Cap Value and Mid Cap Value Portfolios, this limitation does not apply to investments in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (2) the Large Cap Growth, Large Cap Core, Small Cap

                                  EXHIBIT A-20

Core and International Multi-Manager Portfolios, this limitation does not apply to debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

3. borrow money, provided that (1) each of the Large Cap Value, Small Cap Value and Mid Cap Value Portfolios may borrow money for temporary or emergency purposes, including the meeting of redemption requests, in amounts up to 33 1/3% of a Portfolio's assets; and (2) each of the Large Cap Growth, Large Cap Core, Small Cap Core and International Multi-Manager Portfolios may borrow money for temporary or emergency purposes, and then in an aggregate amount not in excess of 10% of a Portfolio's total assets;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions;

5. underwrite any issue of securities, except to the extent that the Portfolio may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate, provided that (1) the Large Cap Value, Small Cap Value and Mid Cap Value Portfolios additionally may not invest in any interest in real estate except securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-throughs and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein; (2) the Large Cap Growth, Large Cap Core, Small Cap Core and International Multi-Manager Portfolios each may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts;

7. purchase or sell physical commodities, provided that (1) the Large Cap Value, Small Cap Value and Mid Cap Value Portfolios additionally are restricted from purchasing or selling contracts, options or options on contracts to purchase or sell physical commodities; and (2) the Large Cap Growth, Large Cap Core, Small Cap Core and International Multi-Manager Portfolios each may invest in, purchase,  sell or enter into  financial  options and futures,  forward and spot currency contracts, swap transactions and other derivative financial instruments; or

8. issue senior securities, except to the extent permitted by the 1940 Act, provided that each of the Large Cap Value, Small Cap Value and Mid Cap Value Portfolios may borrow money subject to its investment limitation on borrowing.

THE INVESTMENT LIMITATIONS DESCRIBED ABOVE DO NOT PROHIBIT A PORTFOLIO FROM INVESTING ALL OR SUBSTANTIALLY ALL OF ITS ASSETS IN THE SHARES OF ANOTHER REGISTERED OPEN-END INVESTMENT COMPANY SUCH AS THE CORRESPONDING SERIES OF WT INVESTMENT TRUST I.

The following non-fundamental policies apply to each Portfolio unless otherwise indicated, and the Board of Trustees may change them without shareholder approval. Each Portfolio will not:

1. pledge, mortgage or hypothecate its assets except to secure indebtedness permitted to be incurred by the Portfolio, provided that (1) this limitation does not apply to the Large Cap Growth, Large Cap Core and Small Cap Core Portfolios; and (2) with respect to the Large Cap Value, Small Cap Value, Mid Cap Value and International Multi-Manager Portfolios, the deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for future contracts are not deemed to be pledges or hypothecations for this purpose;

2. make short sales of securities except short sales against the box;

3. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that Large Cap Value, Small Cap Value and Mid Cap

                                  EXHIBIT A-21

Value Portfolios may make initial and variation margin deposits in connection with permitted transactions in options without violating this limitation;

4. purchase portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets, provided that (1) the Large Cap Value, Small Cap Value and Mid Cap Value Portfolios may not borrow for purposes other than meeting redemptions in an amount exceeding 5% of the value of its total assets at the time the borrowing is made.

                              TRUSTEES AND OFFICERS


The Board of Trustees supervises the Portfolios' activities and reviews contractual arrangements with the Portfolios' service providers. The Trustees and officers are listed below. All persons named as Trustees and officers also serve in a similar capacity for WT Investment Trust I. An asterisk (*) indicates those Trustees who are "interested persons".

-------------------------- ------------- ---------------------------------------
                           POSITION(S)   PRINCIPAL OCCUPATION(S) DURING THE PAST
NAME, ADDRESS AND DATE OF  HELD WITH     FIVE YEARS
BIRTH                      THE FUND
-------------------------- ------------- ---------------------------------------
ROBERT ARNOLD                 Trustee    In  1989,  Mr.  Arnold   founded,   and
152 W. 57th Street, 44th                 currently  co-manages,  R. H.  Arnold &
Floor                                    Co.,   Inc.,  an   investment   banking
New York, NY  10019                      company.  Prior to forming R. H. Arnold
Date of Birth: 3/44                      & Co.,  Inc.,  Mr. Arnold was Executive
                                         Vice   President   and  a  director  to
                                         Cambrian   Capital   Corporation,    an
                                         investment  banking firm he  co-founded
                                         in 1987.
-------------------------- ------------- ---------------------------------------
ROBERT J. CHRISTIAN*         Trustee,    Mr. Christian has been Chief Investment
Rodney Square North          President   Officer  of  Wilmington  Trust  Company
1100 N. Market Street                    since  February  1996 and  Director  of
Wilmington, DE 19890                     Rodney  Square  Management  Corporation
Date of Birth: 2/49                      since  1996.   He  was   Chairman   and
                                         Director   of   PNC   Equity   Advisors
                                         Company,   and   President   and  Chief
                                         Investment   Officer   of   PNC   Asset
                                         Management  Group  Inc.  from  1994  to
                                         1996. He was Chief  Investment  Officer
                                         of PNC  Bank  from  1992  to  1996  and
                                         Director    of    Provident     Capital
                                         Management from 1993 to 1996.
-------------------------- ------------- ---------------------------------------
NICHOLAS A. GIORDANO          Trustee    Mr.  Giordano  was  appointed   interim
LaSalle University                       President of LaSalle University on July
Philadelphia, PA 19141                   1,  1998  and  was  a  consultant   for
Date of Birth: 3/43                      financial  services  organizations from
                                         late 1997  through  1998.  He served as
                                         president and chief  executive  officer
                                         of the Philadelphia Stock Exchange from
                                         1981  through  August  1997,  and  also
                                         served as  chairman of the board of the
                                         exchange's  two   subsidiaries:   Stock
                                         Clearing  Corporation  of  Philadelphia
                                         and   Philadelphia   Depository   Trust
                                         Company.     Before     joining     the
                                         Philadelphia   Stock   Exchange,    Mr.
                                         Giordano   served  as  chief  financial
                                         officer   at   two   brokerage    firms
                                         (1968-1971).    A   certified    public
                                         accountant,  he  began  his  career  at
                                         Price Waterhouse in 1965.
------------------------- ------------- ----------------------------------------
LAWRENCE B. THOMAS            Trustee    Mr.  Thomas  retired in  October  1996,
7813 Pierce Circle                       after   having   served   in   numerous
Omaha, NE  68124                         financial  positions  at ConAgra,  Inc.
Date of Birth: 3/46                      (an    international    food   company)
                                         including  Treasurer,  Secretary,  Risk
                                         Officer,      and      Senior      Vice
                                         President-Finance  (Principal Financial
                                         Officer).  In his  thirty-six  years at
                                         ConAgra, he also served as director and
                                         officer of its numerous subsidiaries.
-------------------------- ------------- ---------------------------------------
                                  EXHIBIT A-22

-------------------------- ------------- ---------------------------------------
                           POSITION(S)   PRINCIPAL OCCUPATION(S) DURING THE PAST
NAME, ADDRESS AND DATE OF  HELD WITH     FIVE YEARS
BIRTH                      THE FUND
-------------------------- ------------- ---------------------------------------
ERIC K. CHEUNG                 Vice      From 1978 to 1986,  Mr.  Cheung was the
Rodney Square North          President   Portfolio   Manager  for  fixed  income
1100 N. Market Street                    assets of the Meritor  Financial Group.
Wilmington, DE 19890                     In 1986,  Mr. Cheung joined  Wilmington
Date of Birth: 12/54                     Trust  Company  and in 1991,  he became
                                         the  Division  Manager  for  all  fixed
                                         income products.
-------------------------- ------------- ---------------------------------------
PAT COLLETTI                   Vice      Mr.  Colletti  is  Vice  President  and
400 Bellevue Parkway         President   Director of Investment  Accounting  and
Wilmington, DE 19809       and Treasurer Administration of PFPC Inc. since April
Date of Birth: 11/58                     1999.   Prior  to  joining  PFPC,   Mr.
                                         Colletti was Controller for the Reserve
                                         Funds since 1986.
-------------------------- ------------- ---------------------------------------
GARY M. GARDNER             Secretary    Mr.  Gardner  has  been a  Senior  Vice
400 Bellevue Parkway                     President  of PFPC Inc.  since  January
Wilmington, DE  19809                    1994.  Previously,   Mr.  Gardner  had
Date of Birth: 2/51                      provided legal and regulatory advice to
                                         mutual funds and their  management  for
                                         more  than  twenty  years at  Federated
                                         Investors,   Inc.,   SunAmerica   Asset
                                         Management   Corp.   and   The   Boston
                                         Company, Inc.
-------------------------- ------------- ---------------------------------------

On July 1, 1999, the Trustees and officers of the Fund, as a group, owned beneficially, or may be deemed to have owned beneficially, less than 1% of the outstanding shares of each Portfolio.

The fees and expenses of the Trustees who are not "interested persons" of the Fund ("Independent Trustees"), as defined in the 1940 Act are paid by each Portfolio. The following table shows the fees paid during the fiscal year ended June 30, 1999 to the Independent Trustees for their service to the Fund and the total compensation paid to the Trustees by the WT Fund Complex, which consists of the Fund and WT Investment Trust I.

              TRUSTEES FEES FOR THE FISCAL YEAR ENDED JUNE 30, 1999


                                       AGGREGATE              TOTAL COMPENSATION
                                COMPENSATION FROM THE          FROM THE WT FUND
INDEPENDENT TRUSTEE                      FUND                       COMPLEX
-------------------                      ----                       -------
Robert Arnold                             $                             $
Nicholas Giordano                         $                             $
Lawrence Thomas                           $                             $



               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Persons or organizations beneficially owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" the Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of the shareholders of that Portfolio. As of July 1, 1999, the following entities were known to own beneficially 5% or more of the outstanding shares the Premier Money Market
Portfolio:

         Kiewit Construction Company                            15.84%
         One Thousand Kiewit Plaza
         Omaha, NE 68131

         Global Surety & Insurance Co.                           6.90%
         One Thousand Kiewit Plaza
         Omaha, NE 68131

                                  EXHIBIT A-23

         Peter Kiewit Sons Inc.                                  5.93%
         One Thousand Kiewit Plaza
         Omaha, NE 68131

         Wasatch Construction AJV                               20.49%
         One Thousand Kiewit Plaza
         Omaha, NE 68131

         Kiewit-Granite AJV                                      5.45%
         One Thousand Kiewit Plaza
         Omaha, NE 68131

         Gilbert/Black & Veatch Texas LP                        10.89%
         One Thousand Kiewit Plaza
         Omaha, NE 68131

As of July 1, 1999, the following entities were known to own beneficially 5% or more of the outstanding shares of the Short/Intermediate Bond Portfolio:

         Northern Trust Company                                 33.64%
            Trustee for Continental Kiewit Inc. Pension Plan
         P.O. Box 92956
         Chicago, IL 60675

         Decker Coal Reclamation                                38.44%
         One Thousand Kiewit Plaza
         Omaha, NE 68131

         Wilmington Trust Company                                7.16%
            Trustee for Black Butte Coal Co. Pension Plan
         1100 N. Market Street
         Wilmington, DE 19890

         Wilmington Trust Company                                7.02%
            Trustee for Kiewit Construction Corp Retirement
            Savings Plan
         1100 N. Market Street
         Wilmington, DE 19890

         Wilmington Trust Company                                7.10%
            Trustee for Decker Coal Co. Pension Plan
         1100 N. Market Street
         Wilmington, DE 19890

As of July 1, 1999, the following entities were known to own beneficially 5% or more of the outstanding shares of the Large Cap Core Portfolio:

         Northern Trust Company                                 28.58%
            Trustee for Continental Kiewit Inc. Pension Plan
         P.O. Box 92956
         Chicago, IL 60675

         Decker Coal Reclamation                                22.27%
         One Thousand Kiewit Plaza
         Omaha, NE 68131

         Wilmington Trust Company                               34.64%

                                  EXHIBIT A-24

            Trustee for Kiewit Construction Corp Retirement
            Savings Plan
         1100 N. Market Street
         Wilmington, DE 19890

         Wilmington Trust Company                                6.45%
            Trustee for Decker Coal Co. Pension Plan
         1100 N. Market Street
         Wilmington, DE 19890

                     INVESTMENT ADVISORY AND OTHER SERVICES

RODNEY SQUARE MANAGEMENT CORPORATION
RSMC serves as the investment adviser to the Prime Money Market, Premier Money Market, the U.S. Government and the Tax-Exempt Series. RSMC is a Delaware corporation organized on September 17, 1981. It is a wholly owned subsidiary of WTC, a state-chartered bank organized as a Delaware corporation in 1903. WTC is a wholly owned subsidiary of Wilmington Trust Corporation, a publicly held bank holding company. RSMC may occasionally consult, on an informal basis, with personnel of WTC's investment departments.

Several affiliates of RSMC are also engaged in the investment advisory business. Wilmington Trust FSB and Wilmington Brokerage Services Company, both wholly owned subsidiaries of WTC, are registered investment advisers. In addition, WBSC is a registered broker-dealer.

WTC previously served as the investment adviser of the Premier Money Market Series until ______, 1999. For information regarding the fees WTC received, and waived, for its services, please see below.

For its services as adviser, RSMC received the following fees:

                            12 MONTHS ENDED   12 MONTHS ENDED    12 MONTHS ENDED
                                6/30/99           6/30/98            6/30/97
                                -------           -------            -------
Prime Money Market Series
U.S. Government Series
Tax-Exempt Series

For its services as adviser, RSMC waived the following fees:
                            12 MONTHS ENDED   12 MONTHS ENDED    12 MONTHS ENDED
                                6/30/99           6/30/98            6/30/97
                                -------           -------            -------
Prime Money Market Series
U.S. Government Series
Tax-Exempt Series

WILMINGTON TRUST COMPANY
Wilmington Trust Company, the parent of RSMC, is a state-chartered bank organized as a Delaware corporation in 1903. WTC is a wholly owned subsidiary of Wilmington Trust Corporation, a publicly held bank holding company. WTC is engaged in a variety of investment advisory activities, including the management of collective investment pools, and has nearly a century of experience managing the personal investments of high net-worth individuals. WTC also manages over $3.8 billion in fixed income assets and $1.4 billion in equity assets for various other institutional clients.

WTC  serves  as  the  adviser  to  the   Short/Intermediate   Bond  Series,  the
Intermediate Bond Series, the Municipal Bond Series, the Large Cap Core Series, the Small Cap Core Series and the International Multi-Manager Series.

For WTC's services as investment adviser to each Series, WTC received the following fees:



                                    OCTOBER 20, 1998 TO    12 MONTHS ENDED    12 MONTHS ENDED    12 MONTHS ENDED
                                       JUNE 30, 1999           6/30/99           6/30/98            6/30/97
                                       -------------           -------           -------            -------
Premier Money Market Series                  $                   N/A               N/A                N/A

                                  EXHIBIT A-25


Short/Intermediate Bond Series               $                   N/A               N/A                N/A
Large Cap Core Series                        $                   N/A               N/A                N/A
Intermediate Bond Series                    N/A                   $                 $                  $
Municipal Bond Series                       N/A                   $                 $                  $
WT Large Cap Growth Series                  N/A                   $                 $                  $
Small Cap Core Series                       N/A                   $                 $                  $
International Multi-Manager Series          N/A                   $                 $                  $

For its services as adviser, WTC waived the following fees:

                                    OCTOBER 20, 1998 TO    12 MONTHS ENDED    12 MONTHS ENDED    12 MONTHS ENDED
                                       JUNE 30, 1999           6/30/99           6/30/98            6/30/97
                                       -------------           -------           -------            -------

Premier Money Market Series                  $                   N/A               N/A                N/A
Short/Intermediate Bond Series               $                   N/A               N/A                N/A
Large Cap Core Series                        $                   N/A               N/A                N/A
Intermediate Bond Series                    N/A                   $                 $                  $
Municipal Bond Series                       N/A                   $                 $                  $
WT Large Cap Growth Series                  N/A                   $                 $                  $
Small Cap Core Series                       N/A                   $                 $                  $
International Multi-Manager Series          N/A                   $                 $                  $

Prior to October 19, 1998, Kiewit Investment Management Corp. served as investment adviser to the Premier Money Market, Short/Intermediate Bond and Large Cap Core Series. Pursuant to investment management agreements then in effect, the following fees were payable to Kiewit:

                                      JULY 1, 1998 TO      THE FISCAL YEAR ENDED      THE FISCAL YEAR ENDED
                                     OCTOBER 19, 1998          JUNE 30, 1998              JUNE 30, 1997
                                     ----------------          -------------              -------------
Premier Money Market Series                  $                   $983,634                   $833,621
Short/Intermediate Bond Series               $                   $579,830                   $544,147
Large Cap Core Series                        $                   $695,586                   $517,000

Kiewit Investment Management Corp., waived the following fees for:

                                      JULY 1, 1998 TO      THE FISCAL YEAR ENDED      THE FISCAL YEAR ENDED
                                     OCTOBER 19, 1998          JUNE 30, 1998              JUNE 30, 1997
                                     ----------------          -------------              -------------
Premier Money Market Series                  $                      $519,887                  $334,909
Short/Intermediate Bond Series               $                      $115,748                  $ 92,541
Large Cap Core Series                        $                      $126,953                  $109,204

For Institutional shares, WTC, or RSMC , as applicable, have agreed to waive a portion of their advisory fees or reimburse expenses to the extent total operating expenses exceed 0.20% for the Premier Money Market Series, 0.55% for the Short/Intermediate Bond Series; 0.55% for the Intermediate Bond Series; 0.75% for the Municipal Bond Series, 0.75% for the Large Cap Growth Series; .80% for the Large Core Series; 0.75% for the Large Cap Value Series; 0.80% for the Small Cap Core Series; and 1.00% for the International Multi-Manager Series. This waiver will remain in place until the Board of Trustees approves its termination.


CRAMER ROSENTHAL MCGLYNN, LLC
CRM serves as investment adviser to the Large Cap Value, the Mid Cap Value and the Small Cap Series. CRM and its predecessors have managed investments in small and medium capitalization companies for over 25 years. CRM is 76% owned (and therefore controlled) by Cramer, Rosenthal, McGlynn, Inc. ("CRM") and its shareholders. CRM is registered as an investment adviser with the SEC.

For its services as adviser, CRM received the following fees:


                          12 MONTHS ENDED    12 MONTHS ENDED    12 MONTHS ENDED
                              6/30/99            6/30/98            6/30/97
                              -------            -------            -------
Large Cap Value Series

                                  EXHIBIT A-26

Mid Cap Value Series
Small Cap Value Series

For its services as adviser, CRM waived the following fees.

                          12 MONTHS ENDED    12 MONTHS ENDED    12 MONTHS ENDED
                              6/30/99            6/30/98            6/30/97
                              -------            -------            -------
Large Cap Value Series
Mid Cap Value Series
Small Cap Value Series

For Institutional shares, CRM has voluntarily undertaken to waive a portion of its fees and assume certain expenses of the above Series to the extent that the total annual operating expenses exceed 1.40% of net assets.
This undertaking may be terminated at any time.

ROXBURY  CAPITAL  MANAGEMENT  Roxbury  serves as the  investment  adviser to the
corresponding   Series  of  the  Large  Cap  Growth  Portfolio.

The WT Large Cap Growth Series pays a monthly advisory fee to Roxbury at the annual rate of 0.55% of the Series' first $1 billion of average daily net assets; .50% of the Series' next $1 billion of average daily net assets; and
 .45% of the Series average daily net assets over $2 billion.

For Institutional shares, Roxbury has agreed to waive a portion of its advisory fee or reimburse expenses to the extent total operating expenses exceed 0.75% for the WT Large Cap Growth Series. This waiver will remain in place until the Board of Trustees approves its termination.


ADVISORY SERVICES. Under the terms of advisory agreements, each adviser agrees to: (a) direct the investments of each Series, subject to and in accordance with the Series' investment objective, policies and limitations set forth in the Prospectus and this Statement of Additional Information; (b) purchase and sell for each Series, securities and other investments consistent with the Series' objectives and policies; (c) supply office facilities, equipment and personnel necessary for servicing the investments of the Series; (d) pay the salaries of all personnel of the Series and the adviser performing services relating to research, statistical and investment activities on behalf of the Series; (e) make available and provide such information as the Series and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations; (f) make its officers and employees available to the Trustees and officers of the Fund for consultation and discussion regarding the management of each Series and its investment activities. Additionally, each adviser agrees to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to contract with the Fund. Each adviser may at any time or times, upon approval by the Board of Trustees, enter into one or more sub-advisory agreements with a sub-advisor pursuant to which the adviser delegates any or all of its duties as listed. The agreements provide that each adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Series in connection with the matters to which the Agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement.

The salaries of any officers and the interested Trustees of the Funds who are affiliated with an adviser and the salaries of all personnel of each adviser performing services for each Fund relating to research, statistical and investment activities are paid by the adviser.

                              SUB-ADVISORY SERVICES
INTERNATIONAL MULTI-MANAGER SERIES ONLY:

The sub-advisers to the Series are:

                                  EXHIBIT A-27

CLEMENTE CAPITAL, INC. is located at Carnegie Hall Tower, 152 West 57th Street, New York, New York 10019. Clemente has been a registered investment adviser since 1979. SCUDDER KEMPER INVESTMENTS, INC. is located at 345 Park Avenue, New York, New York 10154. Scudder Kemper was founded as America's first independent investment counselor and has served as investment adviser, administrator and distributor of mutual funds since 1928. INVISTA CAPITAL MANAGEMENT, INC., a registered investment adviser since 1984, is located at 1800 Hub Tower, 699 Walnut Street, Des Moines, Iowa 50309. Invista is an indirect, wholly owned subsidiary of Principal Mutual Life Insurance Company.

SUB-ADVISORY AGREEMENTS. For services furnished pursuant to each Sub-Advisory Agreement, WTC pays each sub-adviser a monthly portfolio management fee at an annual rate of 0.50% of the average daily net assets under the sub-adviser's management.

Each Sub-Advisory Agreement provides that the sub-adviser has discretionary investment authority (including the selection of brokers and dealers for the execution of the Series' portfolio transactions) with respect to the portion of the Series' assets allocated to it by WTC, subject to the restrictions of the 1940 Act, the Internal Revenue Code of 1986, as amended, applicable state securities laws, applicable statutes and regulations of foreign jurisdictions, the Series' investment objective, policies and restrictions and the instructions of the Board of Trustees and WTC.

Each Sub-Advisory Agreement provides that the sub-adviser will not be liable for any action taken, omitted or suffered to be taken except if such acts or omissions are the result of willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Agreement continues in effect for two years and then from year to year so long as continuance of each such Agreement is approved at least annually (i) by the vote of a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval and (ii) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio. Each Sub-Advisory Agreement terminates automatically in the event of its assignment and is terminable on written notice by the Fund (without penalty, by action of the Board of Trustees or by vote of a majority of the Portfolio's outstanding voting securities) or by WTC or the sub-adviser. Each Agreement provides that written notice of termination must be provided sixty days prior to the termination date, absent mutual agreement for a shorter notice period.

                     ADMINISTRATION AND ACCOUNTING SERVICES

Under separate Administration and Accounting Services Agreements, PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809 performs certain administrative and accounting services for WT Mutual Fund and WT Investment Trust I. These services include preparing shareholder reports, providing statistical and research data, assisting the advisers in compliance monitoring activities, and preparing and filing federal and state tax returns on behalf of the Fund and the Trust. In addition, PFPC prepares and files various reports with the appropriate regulatory agencies and prepares materials required by the SEC or any state securities commission having jurisdiction over the Fund. The accounting services performed by PFPC include determining the net asset value per share of each Portfolio and maintaining records relating to the securities transactions of the Fund. The Administration and Accounting Services Agreements provides that PFPC and its affiliates shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or its Portfolios, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on their part in the performance of their obligations and duties under the Administration and Accounting Services Agreements.

For its  administrative  and  accounting  services,  PFPC received the following fees:
                                      12 MONTHS ENDED       FOR THE PERIOD
                                          6/30/99          2/2/98 TO 6/30/98
                                          -------          -----------------
Prime Money Market Series
U.S. Government Series
Tax-Exempt Series
Short/Intermediate Bond Series
Intermediate Bond Series

                                  EXHIBIT A-28

Municipal Bond Series
WT Large Cap Growth Series
Large Cap Value Series
Small Cap Core Series
International Multi-Manager Series

Prior to February 2, 1998, RSMC provided administrative and accounting services and was paid the following fees:

                                                FOR THE PERIOD   12 MONTHS ENDED
                                               7/1/97 TO 2/2/98      6/30/97
                                               ----------------      -------
Prime Money Market Series
U.S. Government Series
Tax-Exempt Series
Short/Intermediate Bond Series
Intermediate Bond Series
Municipal Bond Series
WT Large Cap Growth Series
Large Cap Value Series
Small Cap Core Series
International Multi-Manager Series

For its administrative and accounting services, PFPC received the following fees:

                              12 MONTHS ENDED   FOR THE PERIOD
                                  6/30/99      1/5/98 TO 6/30/98
                                  -------      -----------------
Premier Money Market Series
Short/Intermediate Bond Series
Large Cap Core Series


Prior to January 5, 1998, RSMC provided administrative and accounting services and was paid the following fees:

                                                FOR THE PERIOD   12 MONTHS ENDED
                                               7/1/97 TO 1/4/98      6/30/97
                                               ----------------      -------
Premier Money Market Series
Short/Intermediate Bond Series
Large Cap Core Series

                          ADDITIONAL SERVICE PROVIDERS

INDEPENDENT   AUDITORS.   _________________________________,   serves   as   the
independent auditor, providing services which include (1) auditing the annual financial statements for the Portfolios, (2) assistance and consultation in connection with SEC filings and (3) preparation of the annual federal income tax returns filed on behalf of each Portfolio.

LEGAL COUNSEL. Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, serves as counsel to the Fund and WT Investment Trust I.

CUSTODIAN. PFPC Trust Company, 200 Stevens Drive, Lester, PA 19113, serves as the Custodian.

TRANSFER AGENT. PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19890-0001, serves as the Transfer Agent and Dividend Paying Agent.

                                  EXHIBIT A-29

                   DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN

Provident Distributors, Inc. Four Falls Corporate Center, West Conshohocken, PA 19428, serves as the underwriter of the Portfolios' shares pursuant to a Distribution Agreement with the Fund. Pursuant to the terms of the Distribution Agreement, PDI is granted the right to sell the shares of the Portfolios as agent for the Fund. Shares of the Portfolios are offered continuously.

Under the terms of the Distribution Agreement, PDI agrees to use all reasonable efforts to secure purchasers for Investor class shares of the Portfolios and to pay expenses of printing and distributing prospectuses, statements of additional information and reports prepared for use in connection with the sale of Investor class shares and any other literature and advertising used in connection with the offering, out of the compensation it receives pursuant to the Portfolios' Plans of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"). PDI receives no underwriting commissions or Rule 12b-1 fees in connection with the sale of the Portfolios' Institutional class shares.

The Distribution Agreement provides that PDI, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Agreements, will not be liable to the Portfolios or their shareholders for losses arising in connection with the sale of Portfolio shares.

The Distribution Agreement became effective as of February 25, 1998 and continues in effect for a period of two years. Thereafter, the agreement may continue in effect for successive annual periods provided such continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Distribution Agreement terminates automatically in the event of an assignment. The Agreement is also terminable without payment of any penalty with respect to any Portfolio (i) (by vote of a majority of the Trustees of the Portfolio who are not interested persons of the Portfolio and who have no direct or indirect financial interest in the operation of any Rule 12b-1 Plan of the Portfolio or any agreements related to a 12b-1 Plan, or by vote of a majority of the outstanding voting securities of the applicable Portfolio) on sixty (60) days' written notice to PDI; or (ii) by PDI on sixty
(60) days' written notice to the Portfolio.

PDI will be  compensated  for  distribution  services  according to the Investor class 12b-1 Plan,  which  became  effective  _____,  1999,  regardless  of PDI's expenses. The Investor class 12b-1 Plan provides that PDI will be paid for distribution activities such as public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort and printing and mailing of prospectuses to prospective shareholders. Additionally, PDI may pay certain financial institutions such as banks or broker-dealers who have entered into servicing agreements with PDI ("Service Organizations") and other financial institutions for distribution and shareholder servicing activities.

The Investor class 12b-1 Plan further provides that payment shall be made for any month only to the extent that such payment does not exceed (i) 0.25% on an annualized basis of the Investor Class shares of each Portfolio's average net assets; and (ii) limitations set from time to time by the Board of Trustees. The Board of Trustees has only authorized implementation of each 12b-1 Plan for annual payments of up to 0.05% of the Investor class shares of each of the Money Market Portfolio's average net assets to reimburse PDI for making payments to certain Service Organizations who have sold Investor class shares of the Portfolios and for other distribution expenses.


  PAYMENTS MADE PURSUANT TO THE    PRIME MONEY MARKET  U.S.GOVERNMENT TAX-EXEMPT
12B-1 PLAN FOR THE 12 MONTHS ENDED    MARKET SERIES        SERIES       SERIES
              6/30/99

Trail Commissions:                         $                $             $
Preparation and Distribution of            $                $             $
Marketing Materials:
Total:                                     $                $             $

                                  EXHIBIT A-30

Under the Investor class 12b-1 Plans, if any payments made by the adviser out of its advisory fee, not to exceed the amount of that fee, to any third parties (including banks), including payments for shareholder servicing and transfer agent functions, were deemed to be indirect financing by each Portfolio of the distribution of its Investor class shares, such payments are authorized. Each Series may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the 12b-1 Plans. No preference for instruments issued by such depository institutions is shown in the selection of investments.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

The advisers and sub-advisers place all portfolio transactions on behalf of each Series. Debt securities purchased and sold by the Series are generally traded on the dealer market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with a Series) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

The primary objective of the advisers and sub-advisers in placing orders on behalf of the Series for the purchase and sale of securities is to obtain best execution at the most favorable prices through responsible brokers or dealers and, where the spread or commission rates are negotiable, at competitive rates. In selecting a broker or dealer, each adviser considers, among other things: (i) the price of the securities to be purchased or sold; (ii) the rate of the spread or commission; (iii) the size and difficulty of the order; (iv) the nature and character of the spread or commission for the securities to be purchased or sold; (v) the reliability, integrity, financial condition, general execution and operational capability of the broker or dealer; and (vi) the quality of any research or statistical services provided by the broker or dealer to the Series or to the advisers.

The advisers cannot readily determine the extent to which spreads or commission rates or net prices charged by brokers or dealers reflect the value of their research, analysis, advice and similar services. In such cases, each adviser receives services it otherwise might have had to perform itself. The research, analysis, advice and similar services provided by brokers or dealers can be useful to the advisers in serving its other clients, as well as in serving the Series. Conversely, information provided to the advisers by brokers or dealers who have executed transaction orders on behalf of other clients of the adviser may be useful in providing services to the Series. During the twelve-month periods ended June 30, 1999, 1998 and 1997, the Series paid the following brokerage commissions:

                                 12 MONTHS ENDED 12 MONTHS ENDED 12 MONTHS ENDED
                                     6/30/99         6/30/98         6/30/97
                                     -------         -------         -------
Premier Money Market Series
Prime Money Market Series              N/A             N/A             N/A
U.S. Government Series                 N/A             N/A             N/A
Tax-Exempt Series                      N/A             N/A             N/A
Short/Intermediate Bond Series         N/A             N/A             N/A
Intermediate Bond Series               N/A             N/A             N/A
Municipal Bond Series                  N/A             N/A             N/A
WT Large Cap Growth Series
Large Cap Core Series
Small Cap Core Series
Large Cap Value Series
Mid Cap Value Series
Small Cap Value Series
International Multi-Manager Series

                                  EXHIBIT A-31

Some of the advisers' other clients have investment objectives and programs similar to that of the Series. Occasionally, recommendations made to other clients may result in their purchasing or selling securities simultaneously with the Series. Consequently, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the policy of the advisers not to favor one client over another in making recommendations or in placing orders. In the event of a simultaneous transaction, purchases or sales are averaged as to price, transaction costs are allocated between a Series and other clients participating in the transaction on a pro rata basis and purchases and sales are normally allocated between the Series and the other clients as to amount according to a formula determined prior to the execution of such transactions.

                       CAPITAL STOCK AND OTHER SECURITIES

The Fund issues two separate classes of shares, Institutional and Investor shares, for each Portfolio, except Premier Money Market Portfolio, with a par value of $.01 per share. The shares of each Portfolio, when issued and paid for in accordance with the prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

The separate classes of shares each represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that the Investor class shares bear Rule 12b-1 distribution expenses, and have exclusive voting rights with respect to the Rule 12b-1 Plan pursuant to which the distribution fee may be paid. The net income attributable to Investor shares and the dividends payable on Investor shares will be reduced by the amount of the distribution fees; accordingly, the net asset value of the Investor shares will be reduced by such amount to the extent the Portfolio has undistributed net income.

Shares of a Portfolio entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable. Each Portfolio and class takes separate votes on matters affecting only that Portfolio or class. For example, a change in the fundamental investment policies for a Portfolio would be voted upon only by shareholders of that Portfolio.

The Portfolios do not hold annual meetings of shareholders. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of a Portfolio's outstanding shares.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES


PURCHASE OF SHARES. Information regarding the purchase of shares is discussed in the "Purchase of Shares" section of the prospectus. Additional methods to purchase shares are as follows:

INDIVIDUAL RETIREMENT ACCOUNTS: You may purchase shares of the Portfolios for a tax-deferred retirement plan such as an individual retirement account ("IRA"). To order an application for an IRA and a brochure describing a Portfolio IRA, call the Transfer Agent at (800) _____. PFPC Trust Company, as custodian for each IRA account receives an annual fee of $10 per account, paid directly to PFPC Trust Company by the IRA shareholder. If the fee is not paid by the due date, the appropriate number of Portfolio shares owned by the IRA will be redeemed automatically as payment.

AUTOMATIC INVESTMENT PLAN: You may purchase Portfolio shares through an Automatic Investment Plan ("AIP"). Under the AIP, the Transfer Agent, at regular intervals, will automatically debit your bank checking account in an amount of $50 or more (after the $1,000 minimum initial investment). You may elect to invest the specified amount monthly, bimonthly, quarterly, semiannually or annually. The purchase of Portfolio shares will be effected at their offering price at 12:00 p.m. Eastern time for the Tax-Exempt Portfolio, at 2:00 p.m. Eastern Time for the Prime Money Market, Premier Money Market and U.S. Government Portfolios, or at the close of regular trading on the New York Stock Exchange ("Exchange") (currently 4:00 p.m., Eastern time), for the Bond and Equity Portfolios, on or about the 20th day of the month. For an application for the Automatic Investment Plan, check the appropriate box of the application

                                  EXHIBIT A-32
or call the Transfer Agent at (800) _____. This service is generally not available for WTC trust account clients, since similar services are provided through WTC. This service also may not be available for Service Organization clients who are provided similar services through those organizations.

PAYROLL INVESTMENT PLAN: The Payroll Investment Plan ("PIP") permits you to make regularly scheduled purchases of Portfolio shares through payroll deductions. To open a PIP account, you must submit a completed account application, payroll deduction form and the minimum initial deposit to your employer's payroll department. Then, a portion of your paychecks will automatically be transferred to your PIP account for as long as you wish to participate in the plan. It is the sole responsibility of your employer, not the Fund, the distributor, the advisers or the transfer agent, to arrange for transactions under the PIP. The Fund reserves the right to vary its minimum purchase requirements for employees participating in a PIP.

REDEMPTION OF SHARES. Information regarding the redemption of shares is discussed in the "Redemption of Shares" section of the prospectus. Additional methods to redeem shares are as follows:

BY CHECK: You may utilize the check writing option to redeem shares of the Prime Money Market, the U.S. Government and the Tax-Exempt Portfolios by drawing a check for $500 or more against a Portfolio account. When the check is presented for payment, a sufficient number of shares will be redeemed from your Portfolio account to cover the amount of the check. This procedure enables you to continue receiving dividends on those shares until the check is presented for payment. Because the aggregate amount of Portfolio shares owned is likely to change each day, you should not attempt to redeem all shares held in your account by using the check writing procedure. Charges will be imposed for specially imprinted checks, business checks, copies of canceled checks, stop payment orders, checks returned due to "nonsufficient funds" and returned checks. These charges will be paid by redeeming an appropriate number of Portfolio shares automatically. Each Portfolio and the Transfer Agent reserve the right to terminate or alter the check writing service at any time. The Transfer Agent also reserves the right to impose a service charge in connection with the check writing service. If you are interested in the check writing service, contact the Transfer Agency for further information. This service is generally not available for clients of WTC through their trust or corporate cash management accounts, since it is already provided for these customers through WTC. The service may also not be available for Service Organization clients who are provided a similar service by those organizations.

BY WIRE: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the Transfer Agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to
change  the  account  designated  to  receive  redemption   proceeds  should  be
accompanied by a guarantee of the shareholder's signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares.

SYSTEMATIC WITHDRAWAL PLAN: If you own shares of a Portfolio with a value of $10,000 or more you may participate in the Systematic Withdrawal Plan ("SWP"). Under the SWP, you may automatically redeem a portion of your account monthly, bimonthly, quarterly, semiannually or annually. The minimum withdrawal available is $100. The redemption of Portfolio shares will be effected at the NAV determined on or about the 25th day of the month. This service is generally not available for WTC trust accounts or certain Service Organizations, because a similar service is provided through those organizations.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS: To ensure proper authorization before redeeming shares of the Portfolios, the Transfer Agent may require additional documents such as, but not restricted to, stock

                                  EXHIBIT A-33
powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and waivers of tax required in some states when settling estates.

Clients of WTC who have purchased shares through their trust accounts at WTC and clients of Service Organizations who have purchased shares through their accounts with those Service Organizations should contact WTC or the Service Organization prior to submitting a redemption request to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, other organization, trust, fiduciary or other institutional investor, the Transfer Agent requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer. THESE PROCEDURES ARE FOR THE PROTECTION OF SHAREHOLDERS AND SHOULD BE FOLLOWED TO ENSURE PROMPT PAYMENT. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within 7 days of acceptance of shares tendered for redemption. Delay may result if the purchase check has not yet cleared, but the delay will be no longer than required to verify that the purchase check has cleared, and the Funds will act as quickly as possible to minimize delay.

The value of shares redeemed may be more or less than the shareholder's cost, depending on the net asset value at the time of redemption. Redemption of shares may result in tax consequences (gain or loss) to the shareholder, and the proceeds of a redemption may be subject to backup withholding.

A shareholder's right to redeem shares and to receive payment therefore may be suspended when (a) the Exchange is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted, (c) an emergency exists as a result of which it is not reasonably practicable to dispose of a Portfolio's securities or to determine the value of a Portfolio's net assets, or
(d) ordered by a governmental body having jurisdiction over a Portfolio for the protection of the Portfolio's shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether a condition described in (b), (c) or (d) exists. In case of such suspension, shareholders of the affected Portfolio may withdraw their requests for redemption or may receive payment based on the net asset value of the Portfolio next determined after the suspension is lifted.

Each Portfolio reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities chosen by the Portfolio and valued in the same way as they would be valued for purposes of computing the net asset value of the applicable Portfolio. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. Each Portfolio has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which a Portfolio is obligated to redeem shares solely in cash if the redemption requests are made by one shareholder account up to the lesser of $250,000 or 1% of the net assets of the applicable Portfolio during any 90-day period. This election is irrevocable unless the SEC permits its withdrawal.

PRICING OF SHARES. Each of the Money Market Portfolios' securities is valued on the basis of the amortized cost valuation technique. This involves valuing a security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of fluctuating interest rates on the market value of the security. The valuation of a Money Market Portfolio's securities based upon their amortized cost and the accompanying maintenance of each Portfolio's per share net asset value of $1.00 is permitted in accordance with Rule 2a-7 under the 1940 Act. Certain conditions imposed by that Rule are set forth under "Investment Policies." In connection with the use of the amortized cost valuation technique, each Portfolio's Board of Trustees has established procedures delegating to the adviser the responsibility for maintaining a constant net asset value per share. Such procedures include a daily review of each Portfolio's holdings to determine whether a Portfolio's net asset value, calculated based upon available market quotations, deviates from $1.00 per share. Should any deviation exceed 1/2 of 1% of $1.00, the Trustees will promptly consider whether any corrective action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such corrective action may include selling of portfolio securities prior to maturity to realize capital gains or losses, shortening average portfolio maturity, withholding dividends, redeeming shares in kind and establishing a net asset value per share based upon available market quotations.

                                  EXHIBIT A-34

Should a Money Market Portfolio incur or anticipate any unusual expense or loss or depreciation that would adversely affect its net asset value per share or income for a particular period, the Trustees would at that time consider whether to adhere to the current dividend policy or to revise it in light of the then prevailing circumstances. For example, if a Portfolio's net asset value per share were reduced, or were anticipated to be reduced, below $1.00, the Trustees could suspend or reduce further dividend payments until the net asset value returned to $1.00 per share. Thus, such expenses or losses or depreciation could result in investors receiving no dividends or reduced dividends for the period during which they held their shares or in their receiving upon redemption a price per share lower than that which they paid.

For the Bond Portfolios and the Equity Portfolios, the net asset value per share of each Portfolio is determined by dividing the value of the Portfolio's net assets by the total number of Portfolio shares outstanding. This determination is made by PFPC, as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern Time) each day the Portfolios are open for business. The
Portfolios are open for business on days when the Exchange, PFPC and the Philadelphia branch office of the Federal Reserve are open for business.

In valuing a Portfolio's assets, a security listed on the Exchange (and not subject to restrictions against sale by the Portfolio on the Exchange) will be valued at its last sale price on the Exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by the Portfolio on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers' National Market System, for which there have been sales of such securities on such day, shall be valued at the last sale price reported on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the NASDAQ Stock Market System, but not listed on the National Market System, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) will be valued at fair value as determined in good faith under the direction of the Board of Trustees although the actual calculation may be done by others. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each Business Day. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not Business Days and on which the International Multi-Manager Portfolio's net asset value is not calculated and investors will be unable to buy or sell shares of the Portfolio. Calculation of the Portfolio's net asset value does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Portfolio's net asset value is calculated, such securities may be valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

                                    DIVIDENDS


Dividends from the Money Market Portfolios are declared on each Business Day. The dividend for a Business Day immediately preceding a weekend or holiday normally includes an amount equal to the net income for the subsequent non-Business Days on which dividends are not declared. However, no such dividend includes any amount of net income earned in a subsequent semiannual accounting
period.  A portion of the dividends paid by the U.S.   Government  Portfolio
may be exempt from state taxes.

Dividends from the Bond Portfolios' net investment income are declared on each Business Day and paid to

                                  EXHIBIT A-35
shareholders ordinarily on the first Business Day of the following month. The dividend for a Business Day immediately preceding a weekend or holiday normally includes an amount equal to the net income expected for the subsequent non-Business Days on which dividends are not declared. However, no such dividend included any amount of net income earned in a subsequent semiannual period. Net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by each Portfolio, after deducting any available capital loss carryovers, are declared and paid annually.

Dividends from the Equity Portfolios' net investment income and distributions of
(1) net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by each Portfolio, after deducting any available capital loss carryovers, and (2) in the case of the International Multi-Manager Portfolio, net gains realized from foreign currency transactions are declared and paid to its shareholders annually.


                           TAXATION OF THE PORTFOLIOS

GENERAL. Each Portfolio is treated as a separate corporation for federal income tax purposes. To qualify or continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), each Portfolio must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and, in the case of the International Multi-Manager Portfolio, net gains from certain foreign currency transactions) and must meet several additional requirements. For each Portfolio, these requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income
(including gains from options, futures and forward contracts) derived with respect to its business of investing in securities or those currencies; (2) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

If a Portfolio failed to qualify for treatment as a RIC in any taxable year, it would be subject to tax on its taxable income at corporate rates and all distributions from earnings and profits, including any distributions from net capital gain (the excess of net long-term capital gain over net short-term capital loss), would be taxable to its shareholders as ordinary income. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before qualifying again for RIC treatment.

Each Portfolio will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Dividends and other distributions declared by a Portfolio in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year if they are paid by the Portfolio during the following January. Accordingly, such distributions will be taxed to the shareholders for the year in which that December 31 falls.

Investors should be aware that if Portfolio shares are purchased shortly before the record date for any dividend (other than an exempt-interest dividend) or capital gain distribution, the shareholder will pay full price for the shares and will receive some portion of the price back as a taxable distribution.

                                  EXHIBIT A-36

If a Portfolio makes a distribution to shareholders in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated by each shareholder as a return of capital to the extent of the shareholder's tax basis and thereafter as capital gain.

MONEY MARKET PORTFOLIOS:
With respect to the U.S. Government Portfolio, Premier Money Market Portfolio and Prime Money Market Portfolio, distributions from a Portfolio's investment company taxable income, if any, are taxable to its shareholders as ordinary income to the extent of the Portfolio's earnings and profits. Because each of the Portfolios' net investment income is derived from interest rather than dividends, no portion of the distributions thereof is eligible for the dividends-received deduction allowed to corporations.

BOND PORTFOLIOS:
Each Bond Portfolio may acquire zero coupon securities issued with original issue discount. As a holder of those securities, a Portfolio must take into account the original issue discount that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Because each Portfolio annually must distribute substantially all of its investment company taxable income and net tax-exempt income, including any original issue discount, to satisfy the distribution requirements for RICs under the Code and (except with respect to tax-exempt income) avoid imposition of the Excise Tax, a Portfolio may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Portfolio's cash assets or from the proceeds of sales of portfolio securities, if necessary. A Portfolio may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

TAX-EXEMPT PORTFOLIO AND MUNICIPAL BOND PORTFOLIO: Each of these Portfolios will be able to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is excludable from gross income under section 103(a) of the Code; both Portfolios intend to continue to satisfy this requirement. Distributions that a Portfolio properly designates as exempt-interest dividends are treated by its shareholders as interest excludable from their gross income for federal income tax purposes but may be tax preference items. The aggregate dividends excludable from the shareholders' gross income may not exceed a Portfolio's net tax-exempt income. The shareholders' treatment of dividends from a Portfolio under state and local income tax laws may differ from the treatment thereof under the Code. In order to qualify to pay exempt-interest dividends, each Portfolio may be limited in its ability to engage in taxable transactions such as repurchase agreements, options and futures strategies and portfolio securities lending.

Tax-exempt interest attributable to certain "private activity bonds" ("PABs") (including, in the case of a RIC receiving interest on those bonds, a proportionate part of the exempt-interest dividends paid by the RIC) is a tax preference item. Furthermore, even interest on tax-exempt securities held by a Portfolio that are not PABs, which interest otherwise would not be a tax preference item, nevertheless may be indirectly subject to the federal alternative minimum tax in the hands of corporate shareholders when distributed to them by the Portfolio. PABs are issued by or on behalf of public authorities to finance various privately operated facilities. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds or PABs should consult their tax advisers before purchasing a Portfolio's shares. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of such bonds.

Up to 85% of Social Security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the Tax-Exempt and Municipal Bond Portfolios) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from each Portfolio still are tax-exempt to the extent described in the prospectus; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

If a Portfolio invests in any instruments that generate taxable income, under the circumstances described in the prospectus, distributions of the interest earned thereon will be taxable to its shareholders as ordinary

                                  EXHIBIT A-37
income to the extent of its earnings and profits. Moreover, if a Portfolio realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders.

The Municipal Bond Portfolio may invest in municipal bonds that are purchased with "market discount." For these purposes, market discount is the amount by which a bond's purchase price is exceeded by its stated redemption price at maturity or, in the case of a bond that was issued with original issue discount ("OID"), the sum of its issue price plus accrued OID, except that market discount less than the product of (1) 0.25% of the redemption price at maturity times and (2) the number of complete years to maturity after the taxpayer acquired the bond is disregarded. Market discount generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. Gain on the disposition of such a bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. In lieu of treating the disposition gain as above, the Municipal Bond Portfolio may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

The Tax-Exempt and Municipal Bond Portfolios inform shareholders within 60 days after their fiscal year-end (August 31) of the percentage of its income distributions designated as exempt-interest dividends. The percentage is applied uniformly to all distributions made during the year, so the percentage designated as tax-exempt for any particular distribution may be substantially different from the percentage of a Portfolio's income that was tax-exempt during the period covered by the distribution.

SHORT/INTERMEDIATE BOND PORTFOLIO AND THE INTERMEDIATE BOND PORTFOLIO: Interest and dividends received by the Short/Intermediate Bond Portfolio and the Intermediate Bond Portfolio, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on their securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

EQUITY PORTFOLIOS:
It is anticipated that all or a portion of the dividends from the net investment income of each Equity Portfolio, other than the International Multi-Manager Portfolio, will qualify for the dividends-received deduction allowed to corporations. The qualifying portion may not exceed the aggregate dividends received by the Portfolio from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.
Moreover, the dividends-received deduction will be reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed and will be eliminated if those shares are deemed to have been held for less than 46 days. Distributions of net short-term capital gain and net capital gain are not eligible for the dividends-received deduction.

Any loss realized by a shareholder on the redemption of shares within six months from the date of their purchase will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions to that shareholder with respect to those shares.

FOREIGN SECURITIES. Dividends and interest received, and gains realized, by the International Multi-Manager Portfolio may be subject to income, withholding or other taxes imposed by foreign countries or U.S. possessions (collectively, "foreign taxes") that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

If more than 50% of the value of the International Multi-Manager Portfolio's total assets at the close of its taxable year consists of securities of foreign corporations, the Portfolio will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to benefit from any foreign tax credit or deduction that is available with respect to foreign taxes paid by the Portfolio. If the election is made, the Portfolio will treat those taxes as dividends paid to its shareholders and each shareholder (1) will be required to include in gross income, and treat as paid by the shareholder, a

                                  EXHIBIT A-38
proportionate share of those taxes, (2) will be required to treat that share of those taxes and of any dividend paid by the Portfolio that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources and (3) may either deduct the taxes deemed paid by the shareholder in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. The Portfolio will report to its shareholders shortly after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election. If the Portfolio makes this election, individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

The International Multi-Manager Portfolio may invest in the stock of passive foreign investment companies ("PFICs"). A PFIC is a foreign corporation -- other than a "controlled foreign corporation" (I.E., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which the Portfolio is a U.S. shareholder --that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Portfolio acquires stock in a PFIC and holds the stock beyond the end of the year of acquisition, the Portfolio will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

If the International Multi-Manager Portfolio invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain, even if they are not distributed to the Portfolio by the QEF; those amounts most likely would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. It may be very difficult, if not impossible, to make this election because of certain requirements thereof.

The International Multi-Manager Portfolio may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over the Portfolio's adjusted basis therein as of the end of that year. Pursuant to the election, the Portfolio also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Portfolio for prior taxable years. The Portfolio's adjusted basis in each PFIC's stock subject to the election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

HEDGING TRANSACTIONS. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses a Portfolio realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) and gains from options, futures and foreign currency contracts derived by a Portfolio with respect to its business of investing in securities qualify as permissible income under the Income Requirement.

Futures and foreign currency contracts that are subject to section 1256 of the Code (other than such contracts that are part of a "mixed straddle" with respect to which a Portfolio has made an election not to have the following rules apply) ("Section 1256 Contracts") and that are held by a Portfolio at the end of its taxable year generally will be "marked-to-market" (that is, deemed to have been sold for their market

                                  EXHIBIT A-39
value) for federal income tax purposes. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. As of the date of this Statement of Additional Information, it is not entirely clear whether that 60% portion will qualify for the reduced maximum tax rates on non-corporate taxpayers' net capital gain enacted by the Taxpayer Relief Act of 1997 -- 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 18 months --instead of the 28% rate in effect before that legislation, which now applies to gain recognized on capital assets held for more than one year but not more than 18 months. However, technical correction legislation passed by the House of Representatives late in 1997 would clarify that the lower rates apply. Section 1256 Contracts also may be marked-to-market for purposes of the Excise Tax.

Section 988 of the Code also may apply to forward currency contracts and options on foreign currencies. Under section 988, each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. In the case of overlap between sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. The International Multi-Manager Portfolio attempts to monitor its section 988 transactions to minimize any adverse tax impact.

Code section 1092 (dealing with straddles) also may affect the taxation of options and futures contracts in which a Portfolio may invest. Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options and futures contracts are personal property. Under section 1092, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. Section 1092 also provides certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Portfolio makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Portfolio of straddle transactions are not entirely clear.

If a Portfolio has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Portfolio will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by a Portfolio or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

The foregoing tax discussion is a summary included for general informational purposes only. Each shareholder is advised to consult its own tax adviser with respect to the specific tax consequences to it of an investment in a Portfolio, including the effect and applicability of state, local, foreign and other tax laws and the possible effects of changes in federal or other tax laws.

Shortly after the end of each year, PFPC calculates the federal income tax status of all distributions made during the year. In addition to federal income tax, shareholders may be subject to state and local taxes on distributions from a Portfolio. Shareholders should consult their tax advisers regarding specific questions relating to federal, state and local taxes.

                     CALCULATION OF PERFORMANCE INFORMATION

The performance of a Portfolio may be quoted in terms of its yield and its total return in advertising and other promotional materials. Performance data quoted represents past performance and is not intended to indicate future performance. Performance of the Portfolios will vary based on changes in market

                                  EXHIBIT A-40
conditions and the level of each Portfolio's expenses. These performance figures are calculated in the following manner:

MONEY MARKET PORTFOLIOS:

     A. YIELD for a money market fund is the net annualized yield for a specified 7 calendar days calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent.

          The yield for the 7-day period ended June 30, 1999 was:

          U.S.  Government  Portfolio       %
          Prime Money  Market  Portfolio    %
          Premier Money Market Portfolio    %
          Tax-Exempt Portfolio              %

     B. EFFECTIVE YIELD is the net annualized yield for a specified 7 calendar days assuming reinvestment of income or compounding. Effective yield is calculated by the same method as yield except the yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

             Effective yield = [(Base Period Return + 1) 365/7] - 1.

          The effective yield for the 7-day period ended June 30, 1999 was:

          U.S. Government Portfolio         %
          Prime Money Market Portfolio      %
          Premier Money Market Portfolio    %
          Tax-Exempt Portfolio              %

     C. TAX-EQUIVALENT YIELD is the net annualized taxable yield needed to produce a specified tax-exempt yield at a given tax rate based on a specified 7-day period assuming a reinvestment of all dividends paid during such period. Tax-equivalent yield is calculated by dividing that portion of the Tax-Exempt Portfolio's yield (computed as in the yield description above) which is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the yield of the Tax-Exempt Portfolio that is not tax-exempt.

          The Tax-Exempt Portfolio's tax-equivalent yield for the 7-day period ended June 30, 1999 was:

          28% tax bracket                   %
          31% tax bracket                   %
          36% tax bracket                   %
          39.6% tax bracket                 %

         The following table, which is based upon federal income tax rates in effect on the date of this Statement of Additional Information, illustrates the yields that would have to be achieved on taxable investments to produce a range of hypothetical tax-equivalent yields:

                                  EXHIBIT A-41

                           TAX-EQUIVALENT YIELD TABLE

FEDERAL MARGINAL
INCOME TAX BRACKET   TAX-EQUIVALENT YIELDS BASED ON TAX-EXEMPT YIELDS OF:
------------------   ----------------------------------------------------
                       2%     3%     4%     5%     6%      7%       8%
                       --     --     --     --     --      --       --

        28%            2.8    4.2    5.6    6.9    8.3     9.7     11.1
        31%            2.9    4.3    5.8    7.2    8.7    10.1     11.6
        36%            3.1    4.7    6.3    7.8    9.4    10.9     12.5
       39.6%           3.3    5.0    6.6    8.3    9.9    11.6     13.2

ALL PORTFOLIOS:

     A. AVERAGE ANNUAL TOTAL RETURN is the average annual compound rate of return for the periods of one year, five years, ten years and the life of a Portfolio, where applicable, all ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of a Portfolio's shares, if any, and assume that all dividends during the respective periods were reinvested in Portfolio shares. Average annual total return is calculated by finding the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

                               T = (ERV/P)1/n - 1

          Where:   P        =       a hypothetical initial investment of $1,000

                   T        =       average annual total return

                   n        =       number of years

                   ERV      =       ending  redeemable  value:  ERV is
                                    the   value,   at  the  end  of  the
                                    applicable period, of a hypothetical
                                    $1,000   investment   made   at  the
                                    beginning of the applicable period.

                                  EXHIBIT A-42

           AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED JUNE 30, 1999

--------------------------------------------------------------------------------
                         1 YEAR      5 YEAR      10 YEAR
--------------------    --------    --------     -------
U.S. Government            %           %            %
--------------------    --------    --------     -------
Prime Money Market         %           %            %
--------------------    --------    --------     -------
Premier Money Market       %           %            %
--------------------    --------    --------     -------
Tax-Exempt                 %           %            %
--------------------    --------    --------     -------
Short/Intermediate         %           %           N/A
Bond
--------------------    --------    --------     -------
Intermediate Bond          %           %           N/A
--------------------    --------    --------     -------
Municipal Bond             %           %           N/A
--------------------    --------    --------     -------
WT Large Cap Growth        %           %            %
--------------------    --------    --------     -------
Large Cap Core             %           %            %
--------------------    --------    --------     -------
Small Cap Core             %          N/A          N/A
--------------------    --------    --------     -------
International              %           %            %
Multi-Manager
--------------------    --------    --------     -------
Large Cap Value            %           %           N/A
--------------------    --------    --------     -------
Mid Cap Value              %          N/A          N/A
--------------------    --------    --------     -------
Small Cap Value            %          N/A          N/A
--------------------------------------------------------


     B. YIELD CALCULATIONS. From time to time, an Equity or Bond Portfolio may advertise its yield. Yield for these Portfolios is calculated by dividing the Portfolio's investment income for a 30-day period, net of expenses, by the average number of shares entitled to receive dividends during that period according to the following formula:


                          YIELD = 2[((A-B)/CD + 1)6-1]

    where:

       a  =  dividends and interest earned during the period;
       b  =  expenses accrued for the period (net of reimbursements);
       c  =  the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

The result is expressed as an annualized percentage (assuming semiannual compounding) of the maximum offering price per share at the end of the period.

         Except as noted below, in determining interest earned during the period (variable "a" in the above formula), pfpc calculates the interest earned on each debt instrument held by a Portfolio during the period by: (i) computing the instrument's yield to maturity, based on the value of the instrument (including actual accrued interest) as of the last business day of the period or, if the instrument was purchased during the period, the purchase price plus accrued interest; (ii) dividing the yield to maturity by 360; and (iii) multiplying the resulting quotient by the value of the instrument (including actual accrued interest). Once interest earned is calculated in this fashion for each debt instrument held by the Portfolio, interest earned during the period is then determined by totaling the interest earned on all debt instruments held by the Portfolio.

         For purposes of these calculations, the maturity of a debt instrument with one or more call provisions is assumed to be the next date on which the instrument reasonably can be expected to be called

                                  EXHIBIT A-43
or, if none, the maturity date. In general, interest income is reduced with respect to debt instruments trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and increased with respect to debt instruments trading at a discount by adding a portion of the discount to daily income.

         In determining dividends earned by any preferred stock or other equity securities held by a Portfolio during the period (variable "a" in the above formula), PFPC accrues the dividends daily at their stated dividend rates. Capital gains and losses generally are excluded from yield calculations.

         Because yield accounting methods differ from the accounting methods used to calculate net investment income for other purposes, a Portfolio's yield may not equal the dividend income actually paid to investors or the net investment income reported with respect to the Portfolio in the Fund's financial statements.

         Yield information may be useful in reviewing a Portfolio's performance and in providing a basis for comparison with other investment alternatives. However, the Portfolios' yields fluctuate, unlike investments that pay a fixed interest rate over a stated period of time. Investors should recognize that in periods of declining interest rates, the Portfolios' yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Portfolios' yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Portfolios from the continuous sale of their shares will likely be invested in instruments producing lower yields than the balance of the Portfolios' holdings, thereby reducing the current yields of the Portfolios. In periods of rising interest rates, the opposite can be expected to occur.

COMPARISON OF PORTFOLIO PERFORMANCE. A comparison of the quoted performance offered for various investments is valid only if performance is calculated in the same manner. Since there are many methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of a Portfolio with performance quoted with respect to other investment companies or types of investments. For example, it is useful to note that yields reported on debt instruments are generally prospective, contrasted with the historical yields reported by a Portfolio.

In connection with communicating its performance to current or prospective shareholders, a Portfolio also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

From time to time, in marketing and other literature, a Money Market Portfolio's performance may be compared to the performance of broad groups of comparable mutual funds or unmanaged indexes of comparable securities such as the IBC First Tier Money Market Index for the Prime and Premier Money Market Portfolios, the IBC U.S. Government and Agency Index for the U.S. Government Portfolio and the IBC Stockbroker and general purpose funds for the Tax-Exempt Portfolio. Yield and performance over time may also be compared to the performance of bank money market deposit accounts and fixed-rate insured certificates of deposit (CDs), or unmanaged indices of securities that are comparable to money market funds in their terms and intent, such as Treasury bills, bankers' acceptances, negotiable order of withdrawal accounts, and money market certificates. Most bank CDs differ from money market funds in several ways: the interest rate is fixed for the term of the CD, there are interest penalties for early withdrawal of the deposit from a CD, and the deposit principal in a CD is insured by the FDIC.

From time to time, in marketing and other literature, the Bond and Equity Portfolios' performance may be compared to the performance of broad groups of comparable mutual funds or unmanaged indexes of comparable securities with similar investment goals, as tracked by independent organizations such as Investment Company Data, Inc. (an organization which provides performance ranking information for broad classes of mutual funds), Lipper Analytical Services, Inc. ("Lipper") (a mutual fund research firm which analyzes over 1,800 mutual funds), CDA Investment Technologies, Inc. (an organization which provides mutual fund performance and ranking information), Morningstar, Inc. (an organization which analyzes over 2,400 mutual funds) and other independent organizations. When Lipper's tracking results are used, a Portfolio will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. Rankings may be listed among one or more of the asset-size classes as determined by

                                  EXHIBIT A-44

Lipper. When other organizations' tracking results are used, a Portfolio will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk.

Since the assets in all funds are always changing, a Portfolio may be ranked within one asset-size class at one time and in another asset-size class at some other time. In addition, the independent organization chosen to rank a Portfolio in marketing and promotional literature may change from time to time depending upon the basis of the independent organization's categorizations of mutual funds, changes in a Portfolio's investment policies and investments, a Portfolio's asset size and other factors deemed relevant. Advertisements and other marketing literature will indicate the time period and Lipper asset-size class or other performance ranking company criteria, as applicable, for the ranking in question.

Evaluations of Portfolio performance made by independent sources may also be used in advertisements concerning a Portfolio, including reprints of or selections from, editorials or articles about the Portfolio. Sources for
performance   information  and  articles  about  a  Portfolio  may  include  the following:

BARRON'S, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

CDA INVESTMENT TECHNOLOGIES, INC., an organization that provides performance and ranking information through examining the dollar results of hypothetical mutual fund investments and comparing these results against appropriate market indices.

CHANGING  TIMES,  THE  KIPLINGER   MAGAZINE,   a  monthly  investment   advisory
publication  that  periodically   features  the  performance  of  a  variety  of
securities.

CONSUMER DIGEST, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

FINANCIAL WORLD, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

FORBES, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

FORTUNE, a national business publication that periodically rates the performance of a variety of mutual funds.

IBC'S MONEY FUND REPORT, a weekly publication of IBC/Donoghue, Inc., of Ashland, Massachusetts, reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically "IBC's Money Fund Average," and "IBC's Government Money Fund Average."

IBC'S MONEY FUND DIRECTORY, an annual directory ranking money market mutual funds.

INVESTMENT COMPANY DATA, INC., an independent organization which provides performance ranking information for broad classes of mutual funds.

INVESTOR'S DAILY, a daily newspaper that features financial, economic, and business news.

LIPPER ANALYTICAL SERVICES, INC.'S MUTUAL FUND PERFORMANCE ANALYSIS, a weekly publication of industry-wide mutual fund averages by type of fund.

MONEY, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

                                  EXHIBIT A-45

MUTUAL FUND VALUES,  a biweekly  Morningstar,  Inc.  publication  that  provides
ratings  of  mutual  funds  based  on  fund   performance   risk  and  portfolio
characteristics.

THE NEW YORK TIMES, a nationally distributed newspaper which regularly covers financial news.

PERSONAL INVESTING NEWS, a monthly news publication that often reports on investment opportunities and market conditions.

PERSONAL INVESTOR, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

SUCCESS, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

USA TODAY, the nation's number one daily newspaper.

U.S. NEWS AND WORLD REPORT, a national business weekly that periodically reports mutual fund performance data.

WALL STREET JOURNAL, a Dow Jones and Company, Inc. newspaper that regularly covers financial news.

WIESENBERGER INVESTMENT COMPANIES SERVICES, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.


                              FINANCIAL STATEMENTS


Each Portfolio's audited financial statements and the audited financial statements of its corresponding Series for the fiscal year ended June 30, 1999, including notes thereto and the report of __________thereon, are incorporated herein by reference to the Portfolio's Annual Report to Shareholders.


                                  EXHIBIT A-46

                                   APPENDIX A
            OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES


REGULATION OF THE USE OF OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. As discussed in the prospectus, in managing a Portfolio's corresponding  Series,  the  adviser  or  the  sub-advisers  (for  International
Multi-Manager Series) may engage in certain options, futures and forward currency contract strategies for certain bona fide hedging, risk management or other portfolio management purposes. Certain special characteristics of and risks associated with using these strategies are discussed below. Use of options, futures and forward currency contracts is subject to applicable regulations and/or interpretations of the SEC and the several options and futures exchanges upon which these instruments may be traded. The Board of Trustees has adopted investment guidelines (described below) reflecting these regulations.

In addition to the products, strategies and risks described below and in the prospectus, the adviser expects to discover additional opportunities in connection with options, futures and forward currency contracts. These new opportunities may become available as new techniques develop, as regulatory authorities broaden the range of permitted transactions and as new options, futures and forward currency contracts are developed. These opportunities may be utilized to the extent they are consistent with each Portfolio's investment objective and limitations and permitted by applicable regulatory authorities. The registration statement for the Portfolios will be supplemented to the extent that new products and strategies involve materially different risks than those described below and in the prospectus.

COVER REQUIREMENTS. The Series will not use leverage in their options, futures, and in the case of the International Multi-Manager Series, its forward currency contract strategies. Accordingly, the Series will comply with guidelines established by the SEC with respect to coverage of these strategies by either
(1) setting aside cash or liquid, unencumbered, daily marked-to-market securities in one or more segregated accounts with the custodian in the prescribed amount; or (2) holding securities or other options or futures contracts whose values are expected to offset ("cover") their obligations thereunder. Securities, currencies, or other options or futures contracts used for cover cannot be sold or closed out while these strategies are outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover involving a large percentage of the Series' assets could impede portfolio management, or the Series' ability to meet redemption requests or other current obligations.

OPTIONS STRATEGIES. With the exception of the International Multi-Manager Series, a Series may purchase and write (sell) only those options on securities and securities indices that are traded on U.S. exchanges. Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange, on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction. The International Multi-Manager Series may purchase and write (sell) options only on securities and securities indices that are traded on foreign exchanges.

Each Series may purchase call options on securities in which it is authorized to invest in order to fix the cost of a future purchase. Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to the Series to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Series either sells or exercises the option, any profit eventually realized would be reduced by the premium paid.

Each Series may purchase put options on securities that it holds in order to hedge against a decline in the market value of the securities held or to enhance return. The put option enables the Series to sell the underlying security at the predetermined exercise price; thus, the potential for loss to the Series below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Series realizes on the sale of the security is reduced by the premium paid for the put option less any amount for which the put option may be sold.

Each Series may on certain occasions wish to hedge against a decline in the market value of securities that it holds at a time when put options on those particular securities are not available for purchase. At those times, the Series may purchase a put option on other carefully selected securities in which it is authorized to invest, the

                                  EXHIBIT A-47
values of which historically have a high degree of positive correlation to the value of the securities actually held. If the adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the securities being hedged. However, the correlation between the two values may not be as close in these transactions as in transactions in which a Series purchases a put option on a security that it holds. If the value of the securities underlying the put option falls below the value of the portfolio securities, the put option may not provide complete protection against a decline in the value of the portfolio securities.

Each Series may write covered call options on securities in which it is authorized to invest for hedging purposes or to increase return in the form of premiums received from the purchasers of the options. A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during the option period. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by the Series declines, the amount of the decline will be offset wholly or in part by the amount of the premium received by the Series. If, however, there is an increase in the market price of the underlying security and the option is exercised, the Series will be obligated to sell the security at less than its market value.

Each Series may also write covered put options on securities in which it is authorized to invest. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. If the put option is not exercised, the Series will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying securities would decline below the exercise price less the premiums received, in which case the Series would expect to suffer a loss.

Each Series may purchase put and call options and write covered put and call options on indexes in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. An index assigns values to the securities included in the index and fluctuates with changes in such values. Settlements of index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities in which a Series invests. Perfect correlation is not possible because the securities held or to be acquired by the Series will not exactly match the composition of indexes on which options are purchased or written.

Each Series may purchase and write covered straddles on securities or indexes. A long straddle is a combination of a call and a put purchased on the same security where the exercise price of the put is less than or equal to the exercise price on the call. The Series would enter into a long straddle when the adviser believes that it is likely that prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and a put written on the same security where the exercise price on the put is less than or equal to the exercise price of the call where the same issue of the security is considered "cover" for both the put and the call. The Series would enter into a short straddle when the adviser believes that it is unlikely that prices will be as volatile during the term of the options as is implied by the option pricing. In such case, the Series will set aside cash and/or liquid, unencumbered securities in a segregated account with its custodian equivalent in value to the amount, if any, by which the put is "in-the-money," that is, that amount by which the exercise price of the put exceeds the current market value of the underlying security. Because straddles involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Each Series may purchase put and call warrants with values that vary depending on the change in the value of one or more specified indexes ("index warrants"). An index warrant is usually issued by a bank or other financial institution and gives the Series the right, at any time during the term of the warrant, to receive upon exercise of

                                  EXHIBIT A-48
the warrant a cash payment from the issuer of the warrant based on the value of the underlying index at the time of exercise. In general, if a Series holds a call warrant and the value of the underlying index rises above the exercise price of the warrant, the Series will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the Series holds a put warrant and the value of the underlying index falls, the Series will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The Series holding a call warrant would not be entitled to any payments from the issuer at any time when the exercise price is greater than the value of the underlying index; the Series holding a put warrant would not be entitled to any payments when the exercise price is less than the value of the underlying index. If the Series does not exercise an index warrant prior to its expiration, then the Series loses the amount of the purchase price that it paid for the warrant.

Each Series will normally use index warrants as it may use index options. The risks of the Series' use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Series' ability to exercise the warrants at any time or in any quantity.

OPTIONS GUIDELINES. In view of the risks involved in using the options strategies described above, each Series has adopted the following investment guidelines to govern its use of such strategies; these guidelines may be modified by the Board of Trustees without shareholder approval:

                  (1) each Series will write only covered options, and each such option will remain covered so long as the Series is obligated thereby; and

                  (2) no Series will write options (whether on securities or securities indexes) if aggregate exercise prices of previous written outstanding options, together with the value of assets used to cover all outstanding positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. A Series may effectively terminate its right or obligation under an option by entering into a closing transaction. If a Series wishes to terminate its obligation to purchase or sell securities under a put or a call option it has written, the Series may purchase a put or a call option of the same series (that is, an option identical in its terms to the option previously written). This is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities under a call or put option it has purchased, a Series may sell an option of the same series as the option held. This is known as a closing sale transaction. Closing transactions essentially permit a Series to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. If a Series is unable to effect a closing purchase transaction with respect to options it has acquired, the Series will have to allow the options to expire without recovering all or a portion of the option premiums paid. If a Series is unable to effect a closing purchase transaction with respect to covered options it has written, the Series will not be able to sell the underlying securities or dispose of assets used as cover until the options expire or are exercised, and the Series may experience material losses due to losses on the option transaction itself and in the covering securities.

In considering the use of options to enhance returns or for hedging purposes, particular note should be taken of the following:

         (1) The value of an option position will reflect, among other things, the current market price of the underlying security or index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, and general market conditions. For this reason, the successful use of options depends upon the adviser's ability to forecast the direction of price fluctuations in the underlying securities markets or, in the case of index options, fluctuations in the market sector represented by the selected index.

                                  EXHIBIT A-49

         (2) Options normally have expiration dates of up to three years. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. The exercise price of the options may be below, equal to or above the current market value of the underlying security or index. Purchased options that expire unexercised have no value. Unless an option purchased by the Series is exercised or unless a closing transaction is effected with respect to that position, the Series will realize a loss in the amount of the premium paid and any transaction costs.

         (3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although the Series intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. A liquid market may be absent if: (i) there is insufficient trading interest in the option; (ii) the exchange has imposed restrictions on trading, such as trading halts, trading suspensions or daily price limits; (iii) normal exchange operations have been disrupted; or (iv) the exchange has inadequate facilities to handle current trading volume.

         (4) With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security. Index options are settled exclusively in cash for the net amount, if any, by which the option is "in-the-money" (where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. If the Series writes a call option on an index, the Series will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself and thus will not know the amount of cash payable upon settlement. If the Series holds an index option and exercises it before the closing index value for that day is available, the Series runs the risk that the level of the underlying index may subsequently change.

         (5) A Series' activities in the options markets may result in a higher Series turnover rate and additional brokerage costs; however, the Series also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

FUTURES AND RELATED OPTIONS STRATEGIES. Each Series may engage in futures strategies for certain non-trading bona fide hedging, risk management and portfolio management purposes.

Each Series may sell securities index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of the Series' securities holdings. To the extent that a portion of a Series' holdings correlate with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if a Series correctly anticipates a general market decline and sells index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of the Series' holdings. A Series may purchase index futures contracts if a significant market or market sector advance is anticipated. Such a purchase of a futures contract would serve as a temporary substitute for the purchase of the underlying securities, which may then be purchased, in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that a Series intends to purchase. A rise in the price of the securities should be in part or wholly offset by gains in the futures position.

As in the case of a purchase of an index futures contract, a Series may purchase a call option on an index futures contract to hedge against a market advance in securities that the Series plans to acquire at a future date. The Series may write covered put options on index futures as a partial anticipatory hedge, and may write covered call options on index futures as a partial hedge against a decline in the prices of securities held by the Series. This is analogous to writing covered call options on securities. The Series also may purchase put options on index futures contracts. The purchase of put options on index futures contracts is analogous to the purchase of

                                  EXHIBIT A-50
protective put options on individual securities where a level of protection is sought below which no additional economic loss would be incurred by the Series.

The International Multi-Manager Series may sell foreign currency futures contracts to hedge against possible variations in the exchange rates of foreign currencies in relation to the U.S. dollar. In addition, the Series may sell foreign currency futures contracts when a sub-adviser anticipates a general weakening of foreign currency exchange rates that could adversely affect the market values of the Series' foreign securities holdings. In this case, the sale of futures contracts on the underlying currency may reduce the risk to the Series of a reduction in market value caused by foreign currency exchange rate variations and, by so doing, provide an alternative to the liquidation of securities positions and resulting transaction costs. When a sub-adviser anticipates a significant foreign currency exchange rate increase while intending to invest in a security denominated in that currency, the Series may purchase a foreign currency futures contract to hedge against that increase pending completion of the anticipated transaction. Such a purchase would serve as a temporary measure to protect the Series against any rise in the foreign exchange rate that may add additional costs to acquiring the foreign security position. The Series may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. The Series may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign exchange rate while intending to invest in a security denominated in that currency. The Series may purchase put options on foreign currency futures contracts as a partial hedge against a decline in the foreign exchange rates or the value of its foreign portfolio securities. The Series may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities.

FUTURES AND RELATED OPTIONS GUIDELINES. In view of the risks involved in using the futures strategies that are described above, each Series has adopted the following investment guidelines to govern its use of such strategies. The Board of Trustees may modify these guidelines without shareholder vote.

                  (1) The Series will engage only in covered futures transactions, and each such transaction will remain covered so long as the Series is obligated thereby.

                  (2) The Series will not write options on futures contracts if aggregate exercise prices of previously written outstanding options (whether on securities or securities indexes), together with the value of assets used to cover all outstanding futures positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF FUTURES AND RELATED OPTIONS TRADING. No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, a Series is required to deposit with its custodian, in a segregated account in the name of the futures broker through whom the transaction is effected, an amount of cash, U.S. Government securities or other liquid instruments generally equal to 10% or less of the contract value. This amount is known as "initial margin." When writing a call or a put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not involve borrowing to finance the futures transactions. Rather, initial margin on a futures contract is in the nature of a performance bond or good-faith deposit on the contract that is returned to a Series upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Series may be required by a futures exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures or options position varies, a process known as "marking to market." For example, when a Series purchases a contract and the value of the contract rises, the Series receives from the broker a variation margin payment equal to that increase in value. Conversely, if the value of the futures position declines, a Series is required to make a variation margin payment to the broker equal to the decline in value. Variation margin does not involve borrowing to finance the futures transaction, but rather represents a daily settlement of a Series' obligations to or from a clearing organization.


Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing an offsetting contract or option. Futures

                                  EXHIBIT A-51
contracts or options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures contracts or options.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for the Series to close a position and, in the event of adverse price movements, the Series would have to make daily cash payments of variation margin (except in the case of purchased options). However, if futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

In considering a Series' use of futures contracts and related options, particular note should be taken of the following:

         (1) Successful use by a Series of futures contracts and related options will depend upon the adviser's ability to predict movements in the direction of the securities markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not only to the current price level of the underlying securities, but also to anticipated price levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in the prices of the securities being hedged. For example, if the price of an index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Series would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, the advantage may be partially offset by losses in the futures position. In addition, if a Series has insufficient cash, it may have to sell assets to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect a rising market. Consequently, a Series may need to sell assets at a time when such sales are disadvantageous to the Series. If the price of the futures contract moves more than the price of the underlying securities, a Series will experience either a loss or a gain on the futures contract that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

         (2) In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures position and the securities being hedged, movements in the prices of futures contracts may not correlate perfectly with movements in the prices of the hedged securities due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities that cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market. Such speculative activity in the futures market also may cause temporary price distortions. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

                                  EXHIBIT A-52

         (3) Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although each Series intends to purchase and sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, a Series would continue to be required to make variation margin payments.

         (4) Like options on securities, options on futures contracts have limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that such markets for all options on futures contracts will develop.

         (5) Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when the Series purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Series when the use of a futures contract would not, such as when there is no movement in the level of the underlying index value or the securities or currencies being hedged.

         (6) As is the case with options, a Series' activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions. However, a Series also may save on commissions by using futures contracts or options thereon as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

HEDGING STRATEGIES. The International Multi-Manager Series' sub-advisers may use forward currency contracts, options and futures contracts and related options to attempt to hedge securities held by the Series. There can be no assurance that such efforts will succeed. Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investment.

The International Multi-Manager Series may enter into forward currency contracts either with respect to specific transactions or with respect to the Series' positions. When WTC or a sub-adviser believes that a particular currency may decline compared to the U.S. dollar, the Series may enter into a forward contract to sell the currency that the adviser or the sub-adviser expects to decline in an amount approximating the value of some or all of the Series' securities denominated in that currency. Such contracts may only involve the sale of a foreign currency against the U.S. dollar. In addition, when the Series anticipates purchasing or selling a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which a currency exchange transaction related to the purchase or sale will be made.

The International Multi-Manager Series also may sell (write) and purchase put and call options and futures contracts and related options on foreign currencies to hedge against movements in exchange rates relative to the U.S. dollar. In addition, the Series may write and purchase put and call options on securities and stock indexes to hedge against the risk of fluctuations in the prices of securities held by the Series or which the adviser or a sub-adviser intends to include in the portfolio. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. The Series also may sell and purchase stock index futures contracts and related options to protect against a general stock market decline that could adversely affect the Series' securities or to hedge against a general stock market or market sector advance to lessen the cost of future securities acquisitions. The Series may use interest rate futures contracts and related options thereon to hedge the debt portion of its portfolio against changes in the general level of interest rates.

                                  EXHIBIT A-53

The International Multi-Manager Series will not enter into an options, futures or forward currency contract transaction that exposes the Series to an obligation to another party unless the Series either (i) owns an offsetting ("covered") position in securities, currencies, options, futures or forward currency contracts or (ii) has cash, receivables and liquid securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (i) above.

SPECIAL RISKS RELATED TO FOREIGN CURRENCY OPTIONS AND FUTURES CONTRACTS

Options and futures contracts on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The value of a foreign currency option or futures contract depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the International Multi-Manager Series' position in a foreign currency option or currency contract may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options or futures transactions, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (that is, less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options or futures markets until they reopen.

         As with other options and futures positions, the International Multi-Manager Series' ability to establish and close out such positions in foreign currencies is subject to the maintenance of a liquid secondary market. Trading of some such positions is relatively new. Although the Series will not purchase or write such positions unless and until, in the adviser's or the sub-adviser's opinion, the market for them has developed sufficiently to ensure that the risks in connection with such positions are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option or futures contract at any specific time. Moreover, the Series will not enter into OTC options that are illiquid if, as a result, more than 15% of its net assets would be invested in illiquid securities.

Settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, the Series must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents, and it may be required to pay any fees, taxes and charges associated with such delivery that are assessed in the issuing country.

FORWARD CURRENCY CONTRACTS. The International Multi-Manager Series may use forward currency contracts to protect against uncertainty in the level of future foreign currency exchange rates.

The Series may enter into forward currency contracts with respect to specific transactions. For example, when the Series enters into a contract for the purchase or sale of a security denominated in a foreign currency or anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds or anticipates purchasing, the Series may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transaction. The Series will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

The Series also may hedge by using forward currency contracts in connection with portfolio positions to lock in the U.S. dollar value of those positions or to increase its exposure to foreign currencies that the adviser or the

                                  EXHIBIT A-54
sub-advisers believe may rise in value relative to the U.S. dollar. For example, when the adviser or the sub-advisers believe that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Series' securities holdings denominated in such foreign currency.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Series to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Series is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the security holding if the market value of the security exceeds the amount of foreign currency the Series is obligated to deliver. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements might not be accurately predicted, causing the Series to sustain losses on these contracts and transaction costs. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, the adviser and the sub-advisers believe that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Series will be served.

At or before the maturity date of a forward contract requiring the Series to sell a currency, the Series may either sell a security holding and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Series will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Series may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Series would realize a gain or loss as a result of entering into such an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost to the Series of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities the Series owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

Although the Series values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Series may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Series at one rate, while offering a lesser rate of exchange should the Series desire to resell that currency to the dealer.

                                  EXHIBIT A-55

                                   APPENDIX B

                             DESCRIPTION OF RATINGS

Moody's and S&P are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody's and S&P to the securities in which the Portfolios' corresponding Series may invest is discussed below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The advisers and sub-advisers attempt to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by a Series, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Series. In that event, an adviser or sub-adviser will consider whether it is in the best interest of the Series to continue to hold the securities.

MOODY'S RATINGS

CORPORATE AND MUNICIPAL BONDS.

Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

CORPORATE AND MUNICIPAL COMMERCIAL PAPER. The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

(BULLET)  Leading market positions in well-established industries.

(BULLET)  High rates of return on funds employed.

(BULLET) Conservative capitalization structure with moderate reliance on debt and ample asset protection.

(BULLET) Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

(BULLET) Well-established access to a range of financial markets and assured sources of alternate liquidity.

                                  EXHIBIT A-56

MUNICIPAL NOTES. The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2" and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable-rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing. Notes rated "MIG 2" or "VMIG 2" are of high quality, with margins of protection that are ample although not so large as in the preceding group. Notes rated "MIG 3" or "VMIG 3" are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well established.

S&P RATINGS

CORPORATE AND MUNICIPAL BONDS.

AAA: Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay interest and repay principal.

AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

CORPORATE AND MUNICIPAL COMMERCIAL PAPER. The "A-1" rating for corporate and municipal commercial paper indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be rated "A-1+."

MUNICIPAL NOTES. The "SP-1" rating reflects a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be rated "SP-1+." The "SP-2" rating reflects a satisfactory capacity to pay principal and interest.

FITCH RATINGS

DESCRIPTION  OF FITCH'S  HIGHEST STATE AND MUNICIPAL  NOTES RATING.

AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

F-1+ - Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 - Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                                  EXHIBIT A-57

                                    EXHIBIT B

REPRODUCED BELOW ARE THE SCHEDULE OF INVESTMENTS, FINANCIAL STATEMENTS AND HIGHLIGHTS, AND ACCOMPANYING NOTES FOR THE YEAR ENDED JUNE 30, 1999, FOR LARGE CAP VALUE EQUITY PORTFOLIO, WHICH WERE INCLUDED IN THE ANNUAL REPORT OF THE RODNEY SQUARE STRATEGIC EQUITY FUND FOR THE FISCAL YEAR ENDED JUNE 30, 1999.


THE RODNEY SQUARE STRATEGIC EQUITY FUND -- LARGE CAP VALUE EQUITY PORTFOLIO
---------------------------------------------------------------------------
    INVESTMENTS /JUNE 30, 1999
    (Showing Percentage of Total Value of Net Assets)
--------------------------------------------------------------------------------

                                                                         VALUE
                                                          SHARES        (NOTE 2)
                                                         --------     ----------

COMMON STOCK -- 98.3%
  COMMUNICATION & BROADCASTING -- 1.4%
      CBS Corp. ........................................   25,500   $ 1,107,656
                                                                    -----------
        TOTAL COMMUNICATION & BROADCASTING ......................     1,107,656
                                                                    -----------
  COMPUTERS & OFFICE EQUIPMENT-- 3.8%
      Intel Corp. ......................................   20,300     1,207,850
      Xerox Corp. ......................................   30,200     1,783,687
                                                                    -----------
        TOTAL COMPUTERS & OFFICE EQUIPMENT ......................     2,991,537
                                                                    -----------
  ELECTRIC, GAS & WATER UTILITIES-- 11.9%
      BEC Energy .......................................   26,300     1,084,875
      Coastal Corp. ....................................   50,500     2,020,000
      Consolidated Natural Gas Co. .....................   25,200     1,530,900
      Entergy Corp. ....................................   20,000       625,000
      New Century Energies, Inc. .......................   44,900     1,742,681
      Reliant Energy, Inc. .............................   42,100     1,163,012
      Texas Utilities Co. ..............................   30,600     1,262,250
                                                                    -----------
        TOTAL ELECTRIC, GAS & WATER UTILITIES ...................     9,428,718
                                                                    -----------
  FINANCE & INSURANCE -- 17.8%
    FINANCIAL SERVICES -- 1.2%
      A.G. Edwards & Sons, Inc. ........................   30,200       973,950
                                                                    -----------
    INSURANCE CARRIERS -- 8.4%
      Aetna, Inc. ......................................    9,000       804,937
      Allmerica Financial Corp. ........................   26,100     1,587,206
      American General Corp. ...........................   25,100     1,891,912
      MBIA, Inc. .......................................   21,600     1,398,600
      Washington Mutual, Inc. ..........................   26,800       948,050
                                                                    -----------
                                                                      6,630,705
                                                                    -----------
    SECURITY & COMMODITY BROKERS, DEALERS & SERVICES -- 2.2%
      Chase Manhattan Corp. ............................   19,800     1,715,175
                                                                    -----------
    STATE & NATIONAL BANKS -- 6.0%
      Bank One Corp. ...................................   29,200     1,739,225
      First Union Corp. ................................   30,800     1,447,600
      PNC Bank Corp. ...................................   27,300     1,573,163
                                                                    -----------
                                                                      4,759,988
                                                                    -----------
        TOTAL FINANCE & INSURANCE ...............................    14,079,818
                                                                    -----------


                                                                       VALUE
                                                          SHARES      (NOTE 2)
                                                         --------   -----------
  MANUFACTURING -- 36.4%
    CHEMICAL & ALLIED PRODUCTS -- 1.8%
      Great Lakes Chemical Corp. .......................   30,000   $ 1,381,875
                                                                    -----------
    CONSUMER PRODUCTS -- 7.6%
      American Greetings Corp. .........................   77,300     2,328,663
      American Home Products Corp. .....................   21,900     1,259,250
      Fortune Brands, Inc. .............................   58,905     2,437,194
                                                                    -----------
                                                                      6,025,107
                                                                    -----------
    ELECTRONICS -- 8.6%
      Avnet, Inc. ......................................   30,967     1,439,966
      Emerson Electric Co. .............................   18,200     1,144,325
      Harris Corp. .....................................   46,796     1,833,818
      Raytheon Co. (A shares) ..........................   34,300     2,362,413
                                                                    -----------
                                                                      6,780,522
                                                                    -----------
    IRON & STEEL -- 2.0%
      LTV Corp. ........................................  241,200     1,613,025
                                                                    -----------
    MISCELLANEOUS MANUFACTURING INDUSTRIES -- 5.8%
      Cooper Industries, Inc. ..........................   42,000     2,184,000
      Johnson Controls, Inc. ...........................   34,200     2,370,488
                                                                    -----------
                                                                      4,554,488
                                                                    -----------
    OIL FIELD MACHINERY & EQUIPMENT -- 3.8%
      Baker Hughes, Inc. ...............................   89,300     2,991,550
                                                                    -----------
    PAPER & PAPER PRODUCTS -- 2.2%
      International Paper Co. ..........................   33,600     1,696,800
                                                                    -----------
    PHARMACEUTICAL PREPARATIONS -- 2.0%
      Pharmacia & Upjohn, Inc. .........................   28,300     1,607,794
                                                                    -----------
    TEXTILES & APPAREL -- 2.6%
      VF Corp. .........................................   47,300     2,022,075
                                                                    -----------
        TOTAL MANUFACTURING .....................................    28,673,236
                                                                    -----------
  OIL & GAS -- 5.2%
      Kerr-McGee Corp. .................................   31,200     1,565,850
      Mobil Corp. ......................................   15,100     1,494,900
      Texaco, Inc. .....................................   17,400     1,087,500
                                                                    -----------
        TOTAL OIL & GAS .........................................     4,148,250
                                                                    -----------
  REAL ESTATE INVESTMENT TRUSTS -- 5.8%
      Archstone Communities Trust ......................  104,900     2,301,244
      Post Properties, Inc. ............................   56,600     2,320,600
                                                                    -----------
        TOTAL REAL ESTATE INVESTMENT TRUSTS .....................     4,621,844
                                                                    -----------

    The accompanying notes are an integral part of the financial statements.

                                   EXHIBIT B-1

THE RODNEY SQUARE STRATEGIC EQUITY FUND -- LARGE CAP VALUE EQUITY PORTFOLIO
----------------------------------------------------------------------------
    INVESTMENTS -- CONTINUED

--------------------------------------------------------------------------------

                                                                         VALUE
                                                          SHARES        (NOTE 2)
                                                         --------     ----------
  SERVICES -- 3.6%
      Columbia Healthcare Corp. ........................   91,900   $ 2,096,469
      Meditrust Corp. ..................................   57,700       753,706
                                                                    -----------
        TOTAL SERVICES ..........................................     2,850,175
                                                                    -----------
  TELECOMMUNICATIONS -- 3.0%
      AT&T Corp. .......................................   21,450     1,197,178
      SBC Communications, Inc. .........................   20,600     1,194,800
                                                                    -----------
        TOTAL TELECOMMUNICATIONS ................................     2,391,978
                                                                    -----------
  TRANSPORTATION -- 1.3%
      Union Pacific Corp. ..............................   17,000       991,313
                                                                    -----------
        TOTAL TRANSPORTATION ....................................       991,313
                                                                    -----------
  WHOLESALE & RETAIL TRADE -- 8.1%
    MISCELLANEOUS RETAIL STORES -- 3.7%
      May Department Stores Co. ........................   28,600     1,169,025
      Zale Corp. .......................................   45,000     1,800,000
                                                                    -----------
                                                                      2,969,025
                                                                    -----------
    RETAIL FOOD STORES -- 4.4%
      Food Lion Inc. (A shares) ........................  140,000     1,662,500
      Supervalu, Inc. ..................................   70,000     1,798,125
                                                                    -----------
                                                                      3,460,625
                                                                    -----------
        TOTAL WHOLESALE & RETAIL TRADE ..........................     6,429,650
                                                                    -----------
        TOTAL COMMON STOCK
          (COST $69,691,418) ....................................    77,714,175
                                                                    -----------

SHORT-TERM INVESTMENTS -- 1.4%
      Samson Street Fund -
        Money Market Portfolio .........................  568,360       568,360
      Temp Cash Fund - Dollar Series ...................  568,360       568,360
                                                                    -----------
        TOTAL SHORT-TERM INVESTMENTS
          (COST $1,136,720) .....................................     1,136,720
                                                                    -----------
TOTAL INVESTMENTS -- 99.7%
   (COST $70,828,138) ...........................................    78,850,895

OTHER ASSETS AND
   LIABILITIES, NET-- 0.3% ......................................       209,165
                                                                    -----------
NET ASSETS-- 100.0% .............................................   $79,060,060
                                                                    ===========

*    Non-income producing security.

(DAGGER) The cost for Federal income tax purposes. At June 30, 1999, net unrealized appreciation was $8,022,757. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $10,919,645, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $2,896,888.

    The accompanying notes are an integral part of the financial statements.

                                   EXHIBIT B-2

THE RODNEY SQUARE STRATEGIC EQUITY FUND
---------------------------------------
    FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 1999

                                                         LARGE CAP       LARGE CAP      SMALL CAP    INTERNATIONAL
                                                       GROWTH EQUITY   VALUE EQUITY      EQUITY         EQUITY
                                                         PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                        ------------    -----------    -----------    ------------

ASSETS:
Investments in securities (identified cost $162,660,355,
   $70,828,138, $66,360,953 and $60,325,877,
   respectively), at value ...........................  $220,151,916    $78,850,895    $77,248,743    $67,542,584
Cash in interest bearing account .....................            --             --             --      2,100,363
Receivables:
   Dividends and interest ............................       118,115        142,234         52,526        160,403
   Fund shares sold ..................................       106,892         30,373         41,366         13,902
   Foreign taxes .....................................            --             --             --        174,995
   Investment securities sold ........................     6,700,708      2,386,635        359,363        694,092
   Unrealized appreciation on forward foreign currency
      exchange contracts (Note 7) ....................            --             --             --         18,965
Other assets .. ......................................            --         33,877         31,402         48,295
                                                        ------------    -----------    -----------    -----------
   Total assets . ....................................   227,077,631     81,444,014     77,733,400     70,753,599
                                                        ------------    -----------    -----------    -----------
LIABILITIES:
Due to Manager .......................................        86,500         21,083         21,098         21,802
Payables:
   Fund shares redeemed ..............................     1,152,744      2,320,753      1,367,166        449,554
   Investment securities purchased ...................     3,208,988             --             --        834,552
Other accrued expenses ...............................        91,600         42,118         28,838         46,477
                                                        ------------    -----------    -----------    -----------
   Total liabilities .................................     4,539,832      2,383,954      1,417,102      1,352,385
                                                        ------------    -----------    -----------    -----------
NET ASSETS. ..........................................  $222,537,799    $79,060,060    $76,316,298    $69,401,214
                                                        ============    ===========    ===========    ===========
NET ASSETS CONSIST OF:
Paid-in capital ......................................   157,672,384     74,479,517     65,106,243     58,300,277
Undistributed net investment income ..................            --        798,378        147,136        427,375
Accumulated net realized gain (loss) on:
   Investment transactions ...........................     7,373,854     (4,240,592)       175,129      3,454,951
Net unrealized appreciation on:
   Investments .......................................    57,491,561      8,022,757     10,887,790      7,216,707
   Translations of assets and liabilities in
      foreign currencies .............................            --             --             --          1,904
                                                        ------------    -----------    -----------    -----------
NET ASSETS ...........................................  $222,537,799    $79,060,060    $76,316,298    $69,401,214
                                                        ============    ===========    ===========    ===========
Shares of beneficial interest outstanding ............     8,637,571      8,051,614      8,027,246      6,920,853
                                                        ------------    -----------    -----------    -----------
NET ASSET VALUE, offering and redemption
   price per share (Net assets/outstanding
   shares of beneficial interest) ....................        $25.76          $9.82          $9.51         $10.03
                                                              ======          =====          =====         ======

    The accompanying notes are an integral part of the financial statements.

                                   EXHIBIT B-3

THE RODNEY SQUARE STRATEGIC EQUITY FUND
---------------------------------------
    FINANCIAL STATEMENTS -- CONTINUED

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
For the Period January 1, 1999 through June 30, 1999

                                                          LARGE CAP      LARGE CAP      SMALL CAP    INTERNATIONAL
                                                        GROWTH EQUITY  VALUE EQUITY      EQUITY        EQUITY
                                                          PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO
                                                        ------------    -----------    -----------    ------------
INVESTMENT INCOME:
   Dividends .........................................   $   615,996    $1,049,492      $ 395,262     $1,020,441
   Interest ..........................................        53,025        60,135         45,314         65,439
   Foreign taxes withheld ............................            --            --             --        (73,429)
                                                         -----------    ----------      ---------    -----------
                                                             669,021     1,109,627        440,576      1,012,451
                                                         -----------    ----------      ---------    -----------
EXPENSES:
   Management fee ....................................       600,471       228,750        221,269        230,202
   Accounting and administration fee .................       109,176        41,590         36,878         35,416
   Custodian fee .....................................        17,655         7,433          6,576         77,711
   Transfer agent fee ................................        37,816        16,927         15,473         12,349
   Trustees' fees and expenses .......................         1,740         1,708          1,708          1,708
   Professional fees .................................        71,094        25,715         19,199         19,240
   Registration fees .................................        11,640        15,695         18,001         12,801
   Amortization of organizational expenses ...........            --         4,163          3,855          5,953
   Other expenses ....................................        20,753         8,776          9,793         24,648
                                                         -----------    ----------      ---------    -----------
      Total expenses .................................       870,345       350,757        332,752        420,028
      Managment fee waived ...........................       (51,521)      (38,825)       (37,727)       (65,871)
                                                         -----------    ----------      ---------    -----------
         Total expenses, net .........................       818,824       311,932        295,025        354,157
                                                         -----------    ----------      ---------    -----------
Net investment income (loss) .........................      (149,803)      797,695        145,551        658,294
                                                         -----------    ----------      ---------    -----------
REALIZED AND  UNREALIZED  GAIN (LOSS) ON  INVESTMENTS
   AND FOREIGN  CURRENCY
   Net realized gain (loss) from:
      Investment transactions ........................     7,373,854      (262,776)       508,263      3,480,044
      Foreign currency related transactions ..........            --            --             --       (230,919)
                                                         -----------    ----------      ---------    -----------
         Total net realized gain (loss) ..............     7,373,854      (262,776)       508,263      3,249,125
                                                         -----------    ----------      ---------    -----------
   Change in unrealized appreciation (depreciation) of:
      Investments ....................................    12,232,542     3,283,988       (347,702)    (1,809,343)
      Foreign currency ...............................            --            --             --        121,478
                                                         -----------    ----------      ---------    -----------
         Total change in unrealized appreciation
            (depreciation) ...........................    12,232,542     3,283,988       (347,702)    (1,687,865)
                                                         -----------    ----------      ---------    -----------
   Net gain on investments and
      foreign currency ...............................    19,606,396     3,021,212        160,561      1,561,260
                                                         -----------    ----------      ---------    -----------
   NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS ................................   $19,456,593    $3,818,907      $ 306,112    $ 2,219,554
                                                         ===========    ==========      =========    ===========

    The accompanying notes are an integral part of the financial statements.

                                   EXHIBIT B-4

THE RODNEY SQUARE STRATEGIC EQUITY FUND
---------------------------------------
    FINANCIAL STATEMENTS -- CONTINUED

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 1998

                                                         LARGE CAP          LARGE CAP         SMALL CAP          INTERNATIONAL
                                                       GROWTH EQUITY      VALUE EQUITY         EQUITY            EQUITY
                                                         PORTFOLIO      PORTFOLIO(DAGGER)  PORTFOLIO(DAGGER)  PORTFOLIO(DAGGER)
                                                        ------------        -----------       -----------       -----------
INVESTMENT INCOME:
   Dividends .........................................    $  866,051       $ 1,167,170       $   374,818       $   383,770
   Interest ..........................................       193,635           145,317           108,913           119,313
   Foreign taxes withheld ............................            --                --                --           (10,822)
                                                         -----------       -----------       -----------       -----------
                                                           1,059,686         1,312,487           483,731           492,261
                                                         -----------       -----------       -----------       -----------
EXPENSES:
   Management fee ....................................       868,191           256,307           231,603           219,865
   Accounting and administration fee .................       150,210            46,601            38,600            33,825
   Custodian fee .....................................        33,056             9,656             9,109            41,750
   Transfer agent fee ................................        51,598            19,590            18,555            14,858
   Trustees' fees ....................................         5,230             1,554             1,554             1,554
   Professional fees .................................       172,635            30,331            26,421            25,347
   Registration fees .................................        58,282            30,768            25,448            21,475
   Amortization of organizational expenses ...........            --             3,938             3,617             5,287
   Other expenses ....................................        17,353            10,447            10,419             9,623
                                                         -----------       -----------       -----------       -----------
      Total expenses .................................     1,356,555           409,192           365,326           373,584
      Management fee waived ..........................      (179,082)          (59,683)          (56,522)          (35,331)
                                                         -----------       -----------       -----------       -----------
         Total expenses, net .........................     1,177,473           349,509           308,804           338,253
                                                         -----------       -----------       -----------       -----------
Net investment income (loss) .........................      (117,787)          962,978           174,927           154,008
                                                         -----------       -----------       -----------       -----------
REALIZED AND  UNREALIZED  GAIN (LOSS) ON  INVESTMENTS
   AND FOREIGN  CURRENCY
   Net realized gain (loss) from:
      Investment transactions ........................    23,800,207        (2,789,214)         (188,829)        1,568,013
      Foreign currency related transactions ..........            --                --                --          (190,404)
                                                         -----------       -----------       -----------       -----------
         Total net realized gain (loss) ..............    23,800,207        (2,789,214)         (188,829)        1,377,609
                                                         -----------       -----------       -----------       -----------
   Change in unrealized appreciation (depreciation) of:
      Investments ....................................     7,975,088        (2,689,372)       (4,659,464)       (1,333,735)
      Foreign currency ...............................            --                --                --          (119,574)
                                                         -----------       -----------       -----------       -----------
         Total change in unrealized appreciation
            (depreciation) ...........................     7,975,088        (2,689,372)       (4,659,464)       (1,453,309)
                                                         -----------       -----------       -----------       -----------
   Net gain (loss) on investments and
      foreign currency ...............................    31,775,295        (5,478,586)       (4,848,293)          (75,700)
                                                         -----------       -----------       -----------       -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ...................................   $31,657,508       $(4,515,608)      $(4,673,366)      $    78,308
                                                         ===========       ===========       ===========       ===========

(DAGGER) Commenced operations on June 29, 1998.

    The accompanying notes are an integral part of the financial statements.

                                   EXHIBIT B-5

THE RODNEY SQUARE STRATEGIC EQUITY FUND
--------------------------------------------------------------------------------
    FINANCIAL STATEMENTS -- CONTINUED

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                         LARGE CAP       LARGE CAP      SMALL CAP    INTERNATIONAL
                                                       GROWTH EQUITY   VALUE EQUITY      EQUITY         EQUITY
                                                         PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                       -------------   ------------    -----------   -------------
FOR THE PERIOD JANUARY 1, 1999
THROUGH JUNE 30, 1999
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income (loss) ......................  $   (149,803)  $    797,695    $   145,551    $   658,294
   Net realized gain (loss) from investment and
      foreign currency transactions ..................     7,373,854       (262,776)       508,263      3,249,125
   Change in unrealized appreciation (depreciation) of
      investments and foreign currency ...............    12,232,542      3,283,988       (347,702)    (1,687,865)
                                                        ------------   ------------    -----------    -----------
Net increase in net assets resulting from
   operations ........................................    19,456,593      3,818,907        306,112      2,219,554
                                                        ------------   ------------    -----------    -----------
Distributions to shareholders:
      From net realized gains on investments .........            --             --             --       (780,343)
Decrease in net assets from Fund share
   transactions (Note 5) .............................   (20,070,270)   (18,538,419)    (6,145,338)    (5,822,443)
                                                        ------------   ------------    -----------    -----------
Decrease in net assets ...............................      (613,677)   (14,719,512)    (5,839,226)    (4,383,232)
Net Assets:
   Beginning of period ...............................   223,151,476     93,779,572     82,155,524     73,784,446
                                                        ------------   ------------    -----------    -----------
   End of period .....................................  $222,537,799   $ 79,060,060    $76,316,298    $69,401,214
                                                        ============   ============    ===========    ===========

     The accompanying notes are an integral part of th financial statements.

                                   EXHIBIT B-6

THE RODNEY SQUARE STRATEGIC EQUITY FUND
---------------------------------------
    FINANCIAL STATEMENTS -- CONTINUED

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                         LARGE CAP         LARGE CAP           SMALL CAP        INTERNATIONAL
                                                       GROWTH EQUITY     VALUE EQUITY           EQUITY             EQUITY
                                                         PORTFOLIO     PORTFOLIO(DAGGER)   PORTFOLIO(DAGGER)  PORTFOLIO(DAGGER)
                                                       -------------   ----------------    -----------------  -----------------
FOR THE YEAR ENDED DECEMBER 31, 1998
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income (loss) ......................  $   (117,787)     $   962,978        $   174,927          $   154,008
   Net realized gain (loss) from investment and
      foreign currency transactions ..................    23,800,207       (2,789,214)          (188,829)           1,377,609
   Change in unrealized appreciation (depreciation) of
      investments and foreign currency ...............     7,975,088       (2,689,372)        (4,659,464)          (1,453,309)
                                                        ------------     ------------        -----------          -----------
Net increase (decrease) in net assets resulting
   from operations ...................................    31,657,508       (4,515,608)        (4,673,366)              78,308
                                                        ------------     ------------        -----------          -----------
Distributions to shareholders:
   Net investment income .............................            --         (962,296)          (173,342)                  --
   Net realized gains ................................   (23,800,865)              --                 --             (812,763)
   In excess of net realized gains ...................            --       (1,188,602)          (144,305)                  --
                                                        ------------     ------------        -----------          -----------
         Total Distributions .........................   (23,800,865)      (2,150,898)          (317,647)            (812,763)
                                                        ------------     ------------        -----------          -----------
Increase in net assets from Fund share
   transactions (Note 5) .............................   123,849,693      100,446,078         87,146,537           74,518,901
                                                        ------------     ------------        -----------          -----------
Increase in net assets ...............................   131,706,336       93,779,572         82,155,524           73,784,446
Net Assets:
   Beginning of year .................................    91,445,140               --                 --                   --
                                                        ------------     ------------        -----------          -----------
   End of year .......................................  $223,151,476     $ 93,779,572        $82,155,524          $73,784,446
                                                        ============     ============        ===========          ===========

FOR THE YEAR ENDED DECEMBER 31, 1997
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment loss ...............................   $  (720,844)
   Net realized gain on investment transactions ......    12,134,827
   Net change in unrealized appreciation of
      investments during the year ....................     8,815,986
                                                        ------------
Net increase in net assets resulting from
  operations .........................................    20,229,969
                                                        ------------
Distributions to shareholders from:
   Net realized gains ................................   (11,758,959)
                                                        ------------
Increase in net assets from Fund share
   transactions (Note 5) .............................     6,800,389
                                                        ------------
Increase in net assets ...............................    15,271,399
                                                        ------------
Net Assets:
   Beginning of year .................................    76,173,741
                                                        ------------
   End of year .......................................  $ 91,445,140
                                                        ============

(DAGGER) Commenced operations on June 29, 1998.


    The accompanying notes are an integral part of the financial statements.

                                   EXHIBIT B-7

THE RODNEY SQUARE STRATEGIC EQUITY FUND -- LARGE CAP VALUE EQUITY PORTFOLIO
----------------------------------------------------------------------------
    FINANCIAL HIGHLIGHTS -- CONTINUED

--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                                                FOR THE PERIOD       FOR THE PERIOD
                                                                                JANUARY 1, 1999    JUNE 29, 1998(DAGGER)
                                                                                    THROUGH            THROUGH
                                                                                 JUNE 30, 1999      DECEMBER 31, 1998
                                                                              -----------------    ---------------------

NET ASSET VALUE-- BEGINNING OF PERIOD ..........................................     $9.30                $10.00
                                                                                     -----                ------
INVESTMENT OPERATIONS:
   Net investment income .......................................................      0.10                  0.10
   Net realized and unrealized gain (loss)
      on investments ...........................................................      0.42                 (0.58)
                                                                                     -----                ------
         Total from investment operations ......................................      0.52                 (0.48)
                                                                                     -----                ------
DISTRIBUTIONS:
   From net investment income ..................................................        --                 (0.10)
   In excess of net realized gain on investments ...............................        --                 (0.12)
                                                                                     -----                ------
         Total distributions ...................................................        --                 (0.22)
                                                                                     -----                ------
NET ASSET VALUE-- END OF PERIOD ................................................     $9.82                $ 9.30
                                                                                     =====                ======

TOTAL RETURN ...................................................................    5.59%1              (4.79)%1

RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:
   Expenses (net of fee waivers) ...............................................    0.75%*                0.75%*
   Expenses (excluding fee waivers) ............................................    0.84%*                0.88%*
   Net investment income .......................................................    1.92%*                2.07%*
Portfolio turnover rate ........................................................    25.14%                36.78%
Net assets at end of period (000 omitted) ......................................   $79,060               $93,780

(DAGGER) Commencement of operations.
      1  Not annualized.
      *  Annualized.

    The accompanying notes are an integral part of the financial statements.

                                   EXHIBIT B-8

THE RODNEY SQUARE STRATEGIC EQUITY FUND
---------------------------------------
    NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1. DESCRIPTION OF THE FUND. The Rodney Square Strategic Equity Fund (the "Fund") is a diversified, open-end, management investment company organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund consists of four separate portfolios (the "Portfolios"): the Large Cap Growth Equity Portfolio, the Large Cap Value Equity Portfolio, the Small Cap Equity Portfolio and the International Equity Portfolio.

   The Large Cap Growth Equity Portfolio (the "Growth Portfolio") seeks superior long-term growth of capital by investing in large cap U.S. equity securities that are judged by the Portfolio's adviser, Wilmington Trust Company ("WTC" or "Adviser"), to possess strong growth characteristics.

   The Large Cap Value Equity Portfolio (the "Value Portfolio") seeks superior long-term growth of capital by investing in large cap U.S. equity securities that are judged by WTC to be undervalued in the marketplace relative to underlying profitability.

   The Small Cap Equity Portfolio (the "Small Cap Portfolio") seeks superior long-term growth of capital by investing in small cap U.S. equity securities that are judged by WTC to either possess strong growth characteristics or to be undervalued in the marketplace relative to underlying profitability.

   The International Equity Portfolio (the "International Portfolio") seeks superior long-term capital appreciation by investing primarily in equity securities of issuers located outside the United States.

   Effective June 30, 1999, the Fund changed its fiscal year end from December 31 to June 30 for financial reporting and federal income tax purposes.

2. SIGNIFICANT   ACCOUNTING  POLICIES.   The  following  is  a  summary  of  the
   significant accounting policies of the Fund:

   SECURITY VALUATION. Portfolio securities, except short-term investments with remaining maturities of 60 days or less, are valued at their market value as determined by their last sale price in the principal market in which these securities are normally traded. Lacking any sales, such securities are valued at the mean between the closing bid and ask price. Short-term investments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value, unless the Fund's Board of Trustees determines that this does not represent fair value. The value of all other securities is determined in good faith under the direction of the Board of Trustees.

   FOREIGN CURRENCY TRANSLATIONS. The books and records of the International Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

   (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and

   (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.


                                   EXHIBIT B-9

THE RODNEY SQUARE STRATEGIC EQUITY FUND
---------------------------------------
    NOTES TO FINANCIAL STATEMENTS -- CONTINUED

--------------------------------------------------------------------------------

   The International Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the International Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at the end of the fiscal period, resulting from changes in exchange rates.


   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. In connection with portfolio purchases and sales of securities denominated in a foreign currency, the International Portfolio may enter into forward foreign currency exchange contracts. Additionally, from time to time the International Portfolio may enter into these contracts to hedge certain foreign currency assets. Foreign currency exchange contracts are recorded at market value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Realized gains or losses arising from such transactions are included in net realized gain (loss) from foreign currency transactions.

   FEDERAL INCOME TAXES. The Portfolios are treated as separate entities which intend to continue to qualify for treatment as "regulated investment companies" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision has been made in the financial statements. As of June 30, 1999 the Value portfolio had a net tax basis capital loss carryforward available to offset future capital gains of approximately $4,210,000 which will expire June 30, 2007.

   DISTRIBUTIONS TO SHAREHOLDERS. Distributions of net investment income earned and net capital gains realized by the Portfolios, if any, will be made annually in December. An additional distribution may be made, if necessary. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

   DEFERRED ORGANIZATION COSTS. Costs incurred by the Value Portfolio, Small Cap Portfolio and the International Portfolio in connection with their initial registration and public offering of shares have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date the Portfolios commenced operations.

   USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


                                  EXHIBIT B-10

THE RODNEY SQUARE STRATEGIC EQUITY FUND
---------------------------------------
    NOTES TO FINANCIAL STATEMENTS -- CONTINUED

--------------------------------------------------------------------------------

   OTHER. Investment security transactions are accounted for on a trade date basis. The Portfolios use the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are reported on the accrual basis.

3. PURCHASES AND SALES OF INVESTMENT SECURITIES.  For the period January 1, 1999
   through  June  30,  1999,  purchases  and  sales  of  investment   securities
   (excluding short-term investments) by the Portfolios were as follows:

                    GROWTH PORTFOLIO     VALUE PORTFOLIO    SMALL CAP PORTFOLIO    INTERNATIONAL PORTFOLIO
                   ------------------    ---------------    -------------------    ------------------------

       Purchases       $33,796,678         $20,180,329           $5,416,134              $22,386,963
       Sales            54,563,224          33,230,202            9,465,722               26,665,499

4. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES. WTC, a wholly owned subsidiary of Wilmington Trust Corporation, serves as Investment Adviser to the Fund. Under the Advisory Agreement, WTC directs the investments of each Portfolio in accordance with that Portfolio's investment objectives, policies and limitations. In addition, WTC recommends sub-advisers for the International Equity Portfolio, allocates assets among the sub-advisers, and monitors and evaluates the sub-advisers' performance. For services provided under the Advisory Agreement to the Growth Portfolio, Value Portfolio, Small Cap Portfolio and International Portfolio, WTC receives a fee at the annual rates of 0.55%, 0.55%, 0.60% and 0.65%, respectively, of the average daily net assets of each Portfolio. WTC has agreed to waive its fee or reimburse each Portfolio monthly to the extent that expenses of the Portfolio (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed an annual rate of 0.75% of the average daily net assets of the Growth Portfolio, 0.75% of the average daily net assets of the Value Portfolio, 0.80% of the average daily net assets of the Small Cap Portfolio and 1.00% of the average daily net assets of the International Portfolio.

   Prior to February 23, 1998, the Fund employed Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of WTC, to provide asset management, consulting services and other services to the Fund. For management services to the Fund, RSMC received an annual fee equal to 1.00% of the average daily net assets of the Growth Portfolio up to $200 million of Fund net assets and 0.95% of the average daily net assets in excess of $200 million. RSMC had agreed to waive its fees or reimburse the Growth Portfolio monthly to the extent that operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceeded an annual rate of 1.50% of average daily net assets.

   WTC also serves as custodian of the assets of the Growth Portfolio, Value Portfolio and Small Cap Portfolio and receives a fee for this service. PFPC Trust Company ("PFPCTrust") serves as sub-custodian to the assets of these Portfolios, and is paid by WTC out of its fee. Bankers Trust Company serves as Custodian of the International Portfolio's assets, and employs foreign sub-custodians to maintain the International Portfolio's assets outside the United States.


                                  EXHIBIT B-11

THE RODNEY SQUARE STRATEGIC EQUITY FUND
---------------------------------------
    NOTES TO FINANCIAL STATEMENTS -- CONTINUED

--------------------------------------------------------------------------------

   PFPC Inc. ("PFPC") performs certain administrative and accounting services, including determining the net asset value per share of each Portfolio, pursuant to an Administration and Accounting Services Agreement with the Fund. For the services provided, the Fund pays PFPC an annual fee equal to the amount derived from the following schedule: 0.10% of each Portfolio's first $1 billion of average daily net assets; 0.075% of each Portfolio's next $500 million in average net assets; 0.05% of each Portfolio's next $500 million of average daily net assets; and 0.035% of each Portfolio's average daily nets assets in excess of $2 billion. In addition, any related out-of-pocket expenses incurred by PFPC in the provision of services to a Portfolio are borne by that Portfolio.

   Prior to February 2, 1998, RSMC served as Administrator to the Fund pursuant to an Administration Agreement with the Fund on behalf of the Growth Portfolio. For the services provided, RSMC received a monthly administration fee from the Fund at an annual rate of 0.09% of the Growth Portfolio's average daily net assets.

   Prior to February 2, 1998, RSMC determined the net asset value per share of the Growth Portfolio and provided accounting services to the Fund pursuant to an Accounting Services Agreement with the Fund on behalf of the Growth Portfolio. For its services, RSMC received an annual fee of $45,000, plus an amount equal to 0.02% of that portion of the Growth Portfolio's average daily net assets in excess of $100 million.

   PFPC also serves as transfer and dividend disbursing agent to the Fund. For these services, the Fund pays PFPC an annual fee of 0.03% of the Fund's average daily net assets, plus transaction charges and out-of-pocket expenses. Prior to February 2, 1998, RSMC served as transfer and dividend disbursing agent to the Fund. For its services, the Fund paid RSMC $7 per shareholder account per year, plus various other transaction fees, subject to a minimum of $1,000 per month, plus out-of-pocket expenses.

   Pursuant to a Distribution Agreement with the Fund, Provident Distributors ("PDI") manages the Fund's distribution efforts and provides assistance and expertise in developing marketing plans and materials and receives no compensation from the Fund. Prior to January 26, 1998, the Fund's Board of Trustees had authorized, pursuant to a Rule 12b-1 plan of distribution, a payment of up to 0.25% of the Growth Portfolio's average daily net assets annually to reimburse the distributor for expenses incurred in connection with distribution activities. Effective January 26, 1998, the Fund's Rule 12b-1 plan was terminated.

   The salaries of all officers of the Fund, the Trustees who are "interested persons" of the Fund, PFPC, PDI, WTC and PFPC Trust or their affiliates and all personnel of the Fund, PFPC, PDI, WTC or PFPC Trust performing services related to research, statistical and investment activities are paid by PFPC, PDI, WTC or PFPC Trust or their affiliates.


                                  EXHIBIT B-12

THE RODNEY SQUARE STRATEGIC EQUITY FUND
---------------------------------------
    NOTES TO FINANCIAL STATEMENTS -- CONTINUED

--------------------------------------------------------------------------------

5. FUND SHARES. At June 30, 1999, there was an unlimited number of shares of beneficial interest, $0.01 par value, authorized. The following table summarizes the activity in shares of the Portfolios:

                                       FOR THE PERIOD             FOR THE FISCAL              FOR THE FISCAL
                                       JANUARY 1, 1999              YEAR ENDED                  YEAR ENDED
   THE GROWTH PORTFOLIO             THROUGH JUNE 30, 1999        DECEMBER 31, 1998           DECEMBER 31, 1997
                                 -------------------------  --------------------------   -------------------------
                                   SHARES        AMOUNT       SHARES        AMOUNT         SHARES       AMOUNT
                                 ----------   ------------  ----------    ------------   ----------    -----------
   Shares sold .................    422,168    $10,293,120     601,227    $ 13,986,641      179,170    $ 3,907,003
   Shares issued in
      exchange for securities
      transferred in-kind
      (Note 6) .................         --             --   4,749,182     113,362,975           --             --
   Shares issued to
      shareholders in
      reinvestment of
      distributions ............         --             --     972,651      22,740,589      490,664     10,372,625
   Shares redeemed ............. (1,246,131)   (30,363,390) (1,141,100)    (26,240,512)    (354,225)    (7,479,239)
                                 ----------   ------------  ----------    ------------   ----------    -----------
   Net increase (decrease) .....   (823,963)  $ 20,070,270   5,181,960    $123,849,693      315,609    $ 6,800,389
                                              ============                ============                 ===========
   Beginning of year ...........  9,461,534                  4,279,574                    3,963,965
                                 ----------                 ----------                   ----------
   End of year .................  8,637,571                  9,461,574                    4,279,574
                                 ==========                 ==========                   ==========


                                             FOR THE PERIOD JANUARY 1, 1999     FOR THE PERIOD JUNE 29, 1998(DAGGER)
   THE VALUE PORTFOLIO                            THROUGH JUNE 30, 1999               THROUGH DECEMBER 31, 1998
                                             -------------------------------    -----------------------------------
                                                SHARES           AMOUNT             SHARES               AMOUNT
                                             ------------       ------------    -----------           ------------
   Shares sold ............................      448,376        $  4,123,795        998,364           $  9,377,897
   Shares issued in exchange for
      securities transferred in-kind
      (Note 6) ............................           --                  --      9,470,838             94,708,383
   Shares issued to shareholders in
      reinvestment of distributions .......           --                  --        231,206              2,124,787
   Shares redeemed ........................   (2,479,068)        (22,662,214)      (618,102)            (5,764,989)
                                             -----------        ------------    -----------           ------------
   Net increase (decrease) ................   (2,030,692)       $(18,538,419)    10,082,306           $100,446,078
                                                                ============                          ============
   Shares outstanding:
   Beginning of period ....................   10,082,306                                 --
                                             -----------                        -----------
   End of period ..........................    8,051,614                         10,082,306
                                             ===========                        ===========

(DAGGER) Commencement of operations.

                                  EXHIBIT B-13

THE RODNEY SQUARE STRATEGIC EQUITY FUND
---------------------------------------
    NOTES TO FINANCIAL STATEMENTS -- CONTINUED

--------------------------------------------------------------------------------


6. TRANSFERS IN-KIND AND COMMENCEMENT OF NEW PORTFOLIOS. Effective June 29, 1998, the Wilmington Trust Growth Stock Fund ("Growth Stock Fund"), the Wilmington Trust Value Stock Fund ("Value Stock Fund"), the Wilmington Trust Small Cap Fund ("Small Cap Fund") and the Wilmington Trust International Fund ("International Fund"), each a Wilmington Trust Collective Investment Fund ("WTCIF"), transferred all of their net assets, including their securities, to the Growth Portfolio, the Value Portfolio, the Small Cap Portfolio and the International Portfolio, respectively. The shareholders of each WTCIF received shares of the respective Portfolios based on the net assets transferred divided by the net asset value of the respective Portfolio.

   The transfer was conducted on a taxable basis with respect to the Growth Stock Fund, whereby any unrealized appreciation or depreciation on the securities on the date of transfer was recognized by the Growth Stock Fund and the Growth Portfolio's basis in the securities reflect their market value as of the date of transfer.

   The transfer of securities was conducted on a tax-free basis with respect to the Value Stock Fund, the Small Cap Fund and the International Fund, whereby any unrealized appreciation or depreciation on the securities on the date of transfer was not treated as a taxable event by the Value Stock Fund, Small Cap Fund and the International Fund. The Value Portfolio's, the Small Cap Portfolio's and the International Portfolio's basis in the securities reflect their historical cost basis as of the date of transfer.

   The following table summarized the aforementioned transactions:

   THE WILMINGTON TRUST COLLECTIVE INVESTMENT FUNDS

                                                   NET ASSET       UNREALIZED
                                    SHARES AT      VALUE AT       APPRECIATION
    FUND NAME                        6/28/98        6/28/98        AT 6/28/98
    ------------                    ---------     ------------    -------------
   Growth Stock Fund                1,696,889     $113,362,975     $30,345,500
   Value Stock Fund                 2,046,297       94,708,383       7,428,141
   Small Cap Fund                   2,559,982       79,041,552      15,894,957
   International Fund               2,152,552       63,534,185      10,359,785

   THE RODNEY SQUARE STRATEGIC EQUITY FUND

                                                   COMBINED
                                     SHARES       NET ASSETS           NAV
                                    ISSUED IN        AFTER             PER
    PORTFOLIO NAME                  EXCHANGE       EXCHANGE           SHARE
    ------------                    ---------     ------------        -------
   Growth Portfolio                 4,749,182     $209,657,472        $23.87
   Value Portfolio                  9,470,838       94,708,383         10.00
   Small Cap Portfolio              7,904,155       79,041,552         10.00
   International Portfolio          6,353,419       63,534,185         10.00

                                  EXHIBIT B-14

THE RODNEY SQUARE STRATEGIC EQUITY FUND
---------------------------------------
    NOTES TO FINANCIAL STATEMENTS -- CONTINUED

--------------------------------------------------------------------------------


7. COMMITMENTS. As of June 30, 1999, the International Portfolio had entered into forward foreign currency exchange contracts which contractually obligate the Portfolio to deliver or receive currencies at specified future dates. The open contracts were as follows:

                                                                                                     NET UNREALIZED
    SETTLEMENT                                             CONTRACT              VALUE AT             APPRECIATION
       DATE           CURRENCY PURCHASED                    AMOUNT                6/30/99            (DEPRECIATION)
     ---------        -----------------------              ---------             ---------           ---------------
      7/1/99          856 British Pound                     $  1,365              $  1,349                $ (16)
      7/1/99          9,055 British Pound                     14,440                14,273                 (167)
      7/2/99          564 British Pound                          898                   889                   (9)
      7/1/99          13,582,038 Japanese Yen                111,971               112,215                  244



                                                                                                     NET UNREALIZED
    SETTLEMENT                                             CONTRACT              VALUE AT             APPRECIATION
       DATE              CURRENCY SOLD                      AMOUNT                6/30/99            (DEPRECIATION)
     ---------        -----------------------              ---------             ---------           ---------------
      7/1/99          43,298 British Pound                  $ 68,670              $ 68,250              $   420
      7/1/99          68,124 Eurodollars                      70,952                70,255                  697
      7/1/99          40,280 Eurodollars                      41,682                41,539                  143
      7/6/99          54,291 Eurodollars                      56,181                55,989                  192
      9/7/99          75,655,669 Japanese Yen                649,405               631,944               17,461

                                  EXHIBIT B-15

THE RODNEY SQUARE STRATEGIC EQUITY FUND
---------------------------------------
    REPORT OF INDEPENDENT AUDITORS

--------------------------------------------------------------------------------


REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and Trustees of the Rodney Square Strategic Equity Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Rodney Square Strategic Equity Fund (comprised of the Large Cap Growth Equity, Large Cap Value Equity, Small Cap Equity and International Equity Portfolios) (the "Fund") as of June 30, 1999, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the Funds' custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Rodney Square Strategic Equity Fund at June 30, 1999, and the results of their operations, the changes in their net assets, and their financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


                                                    /s/  ERNST & YOUNG LLP

Philadelphia, Pennsylvania
August 9, 1999


                                  EXHIBIT B-16